                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3290

Name of Fund: Merrill Lynch Variable Series Funds, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service:  Terry K. Glenn, President, Merrill
      Lynch Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders

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       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced V.I. Fund...........    1
                                                              Basic Value V.I. Fund.................   25
                                                              Core Bond V.I. Fund...................   42
                                                              Domestic Money Market V.I. Fund.......   68
                                                              Fundamental Growth V.I. Fund..........   80
                                                              Global Allocation V.I. Fund...........   95
                                                              Global Growth V.I. Fund...............  131
                                                              Government Bond V.I. Fund.............  148
                                                              High Current Income V.I. Fund.........  166
                                                              Index 500 V.I. Fund...................  187
                                                              International Value V.I...............  210
                                                              Large Cap Core V.I. Fund..............  225
                                                              Large Cap Growth V.I. Fund............  241
                                                              Large Cap Value V.I. Fund.............  256
                                                              Small Cap Value V.I. Fund.............  271
                                                              Utilities and Telecommunications V.I.
                                                                Fund................................  290

                                                                   Annual Report
                                                               December 31, 2003

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

INVESTMENT ENVIRONMENT

  The year 2003 can be characterized as a "Tale of Two Markets" with U.S. equities struggling during the first quarter, only to enjoy a dramatic recovery thereafter, producing the first full year of positive equity market results since 1999. Geopolitical events were a primary driver of equity market results during the first three months of 2003, relegating most economic and corporate developments to a position of secondary importance. Under these conditions, the benchmark Standard & Poor's (S&P 500) Index posted a negative total return for the first quarter.

  Stock prices staged a powerful advance in the second quarter of 2003 with the S&P 500 Index recording its biggest gain since the fourth quarter of 1998. Geopolitical stability, unprecedented fiscal and monetary policy stimulus, accumulating evidence of economic recovery, expectations for second-half earnings improvements and attractive relative valuation propelled stocks higher. Stocks continued to record robust gains in the second half of the year as the economic recovery took hold, punctuated by better than 8% growth in gross domestic product in the third quarter. Accelerating corporate earnings growth led to improved capital spending and employment trends, while consumer spending appeared solid through the critical holiday shopping season. In addition, important international economies like those of China, Brazil and Japan also reported an improved pace of growth, suggesting a period of synchronized global expansion may be forthcoming. Combined with weakness in the U.S. dollar, these conditions were expected to support strong corporate earnings growth into 2004, driving powerful stock price appreciation.

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2003, American Balanced V.I. Fund had a total return of +21.55%. The unmanaged equity benchmark, the S&P 500 Index, returned +28.68%, while the unmanaged fixed income benchmark, the Lehman Brothers Aggregate Bond Index, returned +4.10% for the same period.

  The Fund's asset allocation proved favorable and each asset class outperformed its respective benchmark in 2003. Within the equity portfolio, the pro-cyclical bias of our sector allocation was a major contributor to performance. The materials and industrials sectors, two of the three best-performing sectors of the S&P 500 Index in 2003, represented significant overweights within the Fund. Stocks such as United States Steel Corporation, Alcoa Inc., United Technologies Corporation and SPX Corp. were all strong contributors to results. Stock selection in the financial sector, driven by a near-80% return in FleetBoston Corp. and strong performance from such capital markets-sensitive names as Morgan Stanley and J.P. Morgan Chase & Co., also contributed positively. Finally, the Fund's underweight position in the troubled health care sector and avoidance of investments in such competitively challenged companies as Merck & Co., Inc. and Johnson & Johnson also proved beneficial. These factors offset relatively poor results from our technology investments. Valuation concerns limited our overall technology exposure, resulting in a fairly severe performance penalty, since this was the best-performing sector in the S&P 500 Index for the year. Despite better than 60% total returns from Fund technology holdings Agere Systems, CommScope, Inc., Agilent Technologies, Inc. and Texas Instruments Incorporated, our results in this sector proved disappointing. Stock selection in the telecommunication services sector was also weak as the performance of our largest position, Verizon Communications, lagged the group.

  We continued to adjust our holdings during the year in response to ongoing price volatility. Within the equity portfolio, we increased our energy exposure. We believe value exists in this sector as sustainably high oil and gas prices are expected to support good earnings and cash flow growth and an improved level of oil field activity. We also increased our technology exposure, raising our Microsoft Corporation position while adding Applied Materials, Inc., Siebel Systems, Inc. and Intersil Holding Corporation to the Fund. These companies enjoy strong competitive positions, solid financial characteristics and proven management while selling at attractive valuation levels for the first time in several years. We believe these companies will be

--------------------------------------------------------------------------------

significant beneficiaries of the anticipated recovery in corporate technology spending.

  We lowered exposures across the media and entertainment sector. Improved advertising trends and attractive free cash flow characteristics produced an extended period of superior performance for several companies in this sector. As valuations approached historically high levels, we decided to scale back our positions. We also reduced positions in a number of the Fund's more economically sensitive investments following substantial stock price gains and valuation expansion.

  The fixed income portion of the portfolio was able to avoid much of the interest rate volatility which occurred this year by maintaining a meaningful position in spread sectors. The Fund focused on areas with a lower correlation to Treasury issues, such as high yield bonds and mortgage-related securities, which were less vulnerable to fluctuations in interest rates. This strategy also provided for more attractive total returns, as the market was clearly rewarding investors for taking on additional risk. For example, high yield investments, as measured by the unmanaged Merrill Lynch High Yield Index, returned +28.15% for the 12 months ended December 31, 2003 while investment grade corporate bonds, as measured by the unmanaged Merrill Lynch Corporate Master Index, returned +8.31% and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the same period.

  Our emphasis on spread sectors included a focus on corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities and commercial mortgage-backed securities (CMBS). By strategically managing these sectors and taking advantage of opportunities across the markets, we were able to consistently add value to the portfolio. In general, we remained overweight in these sectors throughout the period, with positions 12%-17% above the benchmark in aggregate. In addition to individual security selection, we added to our overweight positions in spread product through the use of total return swaps in the high yield, mortgage and CMBS sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating-rate payment.

  Our asset allocation position at year end showed 66.1% of net assets in equities and 33.9% in debt securities, which includes short-term investments. This compares to 65.4% in equities and 33.6% in debt securities (including short-term investments) at the end of 2002. While the maintenance of a relatively bullish investment posture extracted a short-term performance penalty in the first quarter of 2003, it proved to be the key driver of performance over the year. We continue to anticipate a constructive environment for equities as we move through the early part of 2004, driven by accelerating economic growth, improved corporate and consumer confidence and rising corporate earnings. Given the magnitude of recent stock market gains and the associated increase in valuation, however, we remain sensitive to price and valuation considerations, focusing on improving the overall risk and return profile of the equity portfolio and continually reassessing the wisdom of our equity allocation. Bonds continue to look relatively expensive, in our view, particularly U.S. government securities, as investors remain willing to pay high prices for their perceived safety. This outlook supports our current asset allocation posture and, we believe, will produce continued superior returns for our investors in the periods ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Vice President and Senior Portfolio Manager

/s/ Patrick Maldari
Patrick Maldari
Fixed Income Portfolio Manager

January 22, 2004
---------------------------------------------------------

  We are pleased to announce that Patrick Maldari joined the Fund team to manage the fixed income portion of the portfolio. Kurt Schansinger, Senior Portfolio Manager for the Fund since 2001, maintains responsibility for overall asset allocation decisions and management of the equity portion of the Fund. Mr. Maldari has been employed by Merrill Lynch Investment Managers, L.P. since 1984 and has been Senior Portfolio Manager since 2001. Mr. Maldari, a CFA(R) charterholder, is also head of a team of investment professionals managing investment grade fixed income portfolios and has broad experience managing institutional fixed income portfolios.
---------------------------------------------------------

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------

                                         AMERICAN BALANCED                              LEHMAN BROTHERS       MERRILL LYNCH U.S.
                                        V.I. FUND+--CLASS I     STANDARD & POOR'S        AGGREGATE BOND         DOMESTIC BOND
                                              SHARES*              500 INDEX++              INDEX+++              INDEX++++
                                        -------------------     -----------------       ---------------       ------------------
12/93                                         10000.00               10000.00               10000.00               10000.00
12/94                                          9581.00               10132.00                9708.00                9718.00
12/95                                         11575.00               13939.00               11502.00               11517.00
12/96                                         12702.00               17140.00               11919.00               11931.00
12/97                                         14875.00               22858.00               13070.00               13083.00
12/98                                         16892.00               29391.00               14206.00               14243.00
12/99                                         18366.00               35575.00               14089.00               14107.00
12/00                                         18057.00               32336.00               15727.00               15761.00
12/01                                         16723.00               28493.00               17055.00               17073.00
12/02                                         14435.00               22196.00               18804.00               18850.00
12/03                                         17546.00               28563.00               19576.00               19627.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

+ The Fund invests in a balanced portfolio of fixed income and equity securities.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds. During the fiscal year, the Fund changed its fixed income benchmark from the Merrill Lynch U.S. Domestic Bond Index to the Lehman Brothers Aggregate Bond Index. Fund management believes that the new fixed income benchmark provides for a better comparison relative to the Fund's investment objectives.

++++ This unmanaged index is comprised of the entire universe of domestic investment grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +21.55%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        + 0.76
--------------------------------------------------------------------------
Ten Years Ended 12/31/03                                         + 5.78
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +11.28%        +21.55%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                    +15.14         +28.68
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                          + 0.17         + 4.10
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                                PERCENT OF
INDUSTRY(++)                             HELD                    COMMON STOCKS                   VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                   32,500       Honeywell International Inc. ............  $ 1,086,475        1.2%
                                      10,000       Northrop Grumman Corporation.............      956,000        1.0
                                      27,500       Raytheon Company.........................      826,100        0.9
                                      12,500       United Technologies Corporation..........    1,184,625        1.3
                                                                                              -----------      -----
                                                                                                4,053,200        4.4
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                             20,000       Anheuser-Busch Companies, Inc. ..........    1,053,600        1.1
-----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                     32,500       Masco Corporation........................      890,825        1.0
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                       20,000       J.P. Morgan Chase & Co. .................      734,600        0.8
                                      20,000       Janus Capital Group Inc. ................      328,200        0.4
                                      35,000       Mellon Financial Corporation.............    1,123,850        1.2
                                      17,500       Morgan Stanley...........................    1,012,725        1.1
                                                                                              -----------      -----
                                                                                                3,199,375        3.5
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                             10,000       E.I. du Pont de Nemours and Company......      458,900        0.5
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                       8,500       PNC Bank Corp. ..........................      465,205        0.5
                                      22,500       Wells Fargo & Company....................    1,325,025        1.4
                                                                                              -----------      -----
                                                                                                1,790,230        1.9
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT              50,000       +CommScope, Inc. ........................      816,500        0.9
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS               30,000       Hewlett-Packard Company..................      689,100        0.7
                                      13,000       International Business Machines
                                                     Corporation............................    1,204,840        1.3
                                                                                              -----------      -----
                                                                                                1,893,940        2.0
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                 27,500       Citigroup Inc. ..........................    1,334,850        1.4
SERVICES
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                           30,000       Verizon Communications...................    1,052,400        1.1
TELECOMMUNICATION SERVICES
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                35,000       +Agilent Technologies, Inc. .............    1,023,400        1.1
INSTRUMENTS
-----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES           20,000       GlobalSantaFe Corporation................      496,600        0.5
                                      10,000       Schlumberger Limited.....................      547,200        0.6
                                      10,000       +Weatherford International Ltd. .........      360,000        0.4
                                                                                              -----------      -----
                                                                                                1,403,800        1.5
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                         13,500       General Mills, Inc. .....................      611,550        0.7
                                       5,000       Nestle SA (Registered Shares)............    1,249,242        1.3
                                      10,000       Unilever NV (NY Registered Shares).......      649,000        0.7
                                                                                              -----------      -----
                                                                                                2,509,792        2.7
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &               27,500       Baxter International Inc. ...............      839,300        0.9
SUPPLIES
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES

                                      15,000       Aetna Inc. (New Shares)..................    1,013,700        1.1
                                      10,000       CIGNA Corporation........................      575,000        0.6
                                      25,000       HCA Inc. ................................    1,074,000        1.2
                                                                                              -----------      -----
                                                                                                2,662,700        2.9
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &
LEISURE

                                      10,000       Carnival Corporation.....................      397,300        0.4
                                      35,000       McDonald's Corporation...................      869,050        1.0
                                                                                              -----------      -----
                                                                                                1,266,350        1.4
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                    22,500       Kimberly-Clark Corporation...............    1,329,525        1.4
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES                           20,000       +Accenture Ltd. (Class A)................      526,400        0.6
                                      10,000       +Computer Sciences Corporation...........      442,300        0.5
                                                                                              -----------      -----
                                                                                                  968,700        1.1
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES              32,500       General Electric Company.................    1,006,850        1.1
                                      45,000       Tyco International Ltd. .................    1,192,500        1.3
                                                                                              -----------      -----
                                                                                                2,199,350        2.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                                PERCENT OF
INDUSTRY(++)                             HELD                    COMMON STOCKS                   VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                             27,500       ACE Limited..............................  $ 1,139,050        1.2%
                                      15,000       American International Group, Inc. ......      994,200        1.1
                                      27,500       Prudential Financial, Inc. ..............    1,148,675        1.3
                                       5,000       XL Capital Ltd. (Class A)................      387,750        0.4
                                                                                              -----------      -----
                                                                                                3,669,675        4.0
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                             27,500       Dover Corporation........................    1,093,125        1.2
                                      12,500       ITT Industries, Inc. ....................      927,625        1.0
                                      17,500       +SPX Corporation.........................    1,029,175        1.1
                                                                                              -----------      -----
                                                                                                3,049,925        3.3
-----------------------------------------------------------------------------------------------------------------------
MEDIA                                 22,500       Clear Channel Communications, Inc. ......    1,053,675        1.1
                                      35,000       +The Interpublic Group of Companies,
                                                     Inc. ..................................      546,000        0.6
                                      35,000       +Liberty Media Corporation (Class A).....      416,150        0.5
                                      27,500       Viacom, Inc. (Class B)...................    1,220,450        1.3
                                      25,000       The Walt Disney Company..................      583,250        0.6
                                                                                              -----------      -----
                                                                                                3,819,525        4.1
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING                       20,000       Alcoa Inc. ..............................      760,000        0.8
                                       7,500       Nucor Corporation........................      420,000        0.4
                                      25,000       United States Steel Corporation..........      875,500        1.0
                                                                                              -----------      -----
                                                                                                2,055,500        2.2
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS                             10,000       Anadarko Petroleum Corporation...........      510,100        0.6
                                      20,000       Devon Energy Corporation.................    1,145,200        1.2
                                      17,500       EnCana Corp. ............................      690,200        0.8
                                      20,000       Exxon Mobil Corporation..................      820,000        0.9
                                      20,000       Murphy Oil Corporation...................    1,306,200        1.4
                                       7,500       Royal Dutch Petroleum Company (NY
                                                     Registered Shares).....................      392,925        0.4
                                                                                              -----------      -----
                                                                                                4,864,625        5.3
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS               27,500       International Paper Company..............    1,185,525        1.3
                                      20,000       Weyerhaeuser Company.....................    1,280,000        1.4
                                                                                              -----------      -----
                                                                                                2,465,525        2.7
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                     15,000       Avon Products, Inc. .....................    1,012,350        1.1
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                       35,000       Pfizer, Inc. ............................    1,236,550        1.3
                                      30,000       Schering-Plough Corporation..............      521,700        0.6
                                      25,000       Wyeth....................................    1,061,250        1.2
                                                                                              -----------      -----
                                                                                                2,819,500        3.1
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                           10,000       Burlington Northern Santa Fe
                                                     Corporation............................      323,500        0.3
                                      20,000       CSX Corporation..........................      718,800        0.8
                                                                                              -----------      -----
                                                                                                1,042,300        1.1
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT

                                      50,000       +Agere Systems Inc. (Class A)............      152,500        0.2
                                      27,500       +Applied Materials, Inc. ................      617,375        0.7
                                      15,000       Intersil Holding Corporation (Class A)...      372,750        0.4
                                      15,000       +Micron Technology, Inc. ................      202,050        0.2
                                       7,500       Texas Instruments Incorporated...........      220,350        0.2
                                                                                              -----------      -----
                                                                                                1,565,025        1.7
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                              47,500       Microsoft Corporation....................    1,308,150        1.4
                                      20,000       +Siebel Systems, Inc. ...................      277,400        0.3
                                                                                              -----------      -----
                                                                                                1,585,550        1.7
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                      55,000       The Limited, Inc. .......................      991,650        1.1
                                      15,000       The TJX Companies, Inc. .................      330,750        0.3
                                                                                              -----------      -----
                                                                                                1,322,400        1.4
-----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE            13,500       Fannie Mae...............................    1,013,310        1.1
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN COMMON STOCKS
                                                   (COST--$57,203,409)......................   61,031,947       66.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                                PERCENT OF
INDUSTRY(++)                             HELD                  PREFERRED STOCKS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                           5       DG Funding Trust(a)......................  $    55,023        0.1%
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                   (COST--$55,018)..........................       55,023        0.1
-----------------------------------------------------------------------------------------------------------------------
                                         FACE
                                       AMOUNT                   CORPORATE BONDS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           US $    35,000       Lockheed Martin Corporation, 8.20% due
                                                     12/01/2009.............................       42,502        0.1
                                      30,000       Precision Castparts Corp., 5.60% due
                                                     12/15/2013(a)..........................       30,180        0.0
                                                   Raytheon Company:
                                     185,000         6.15% due 11/01/2008...................      201,306        0.2
                                      60,000         8.30% due 3/01/2010....................       71,994        0.1
                                                                                              -----------      -----
                                                                                                  345,982        0.4
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                              30,000       American Airlines, 3.857% due 7/09/2010..       29,649        0.0
                                      60,000       Continental Airlines, Inc., 7.875% due
                                                     7/02/2018..............................       60,352        0.1
                                                                                              -----------      -----
                                                                                                   90,001        0.1
-----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                       50,000       Lear Corporation, 8.11% due 5/15/2009....       58,813        0.1
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                                        Daimler-Chrysler NA Holdings:
                                      95,000         6.40% due 5/15/2006....................      101,784        0.1
                                      20,000         7.75% due 1/18/2011....................       22,871        0.0
                                                   General Motors Corporation:
                                      55,000         7.20% due 1/15/2011....................       60,472        0.1
                                      80,000         7.125% due 7/15/2013...................       87,734        0.1
                                      30,000       Hyundai Motor Manufacturing Alabama, LLC,
                                                     5.30% due 12/19/2008(a)................       30,090        0.0
                                                                                              -----------      -----
                                                                                                  302,951        0.3
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                             10,000       Brown-Forman Corporation, 3% due
                                                     3/15/2008..............................        9,787        0.0
                                      65,000       Cia Brasileira de Bebida, 8.75% due
                                                     9/15/2013(a)...........................       68,900        0.1
                                      40,000       Coca-Cola HBC Finance BV, 5.125% due
                                                     9/17/2013(a)...........................       40,103        0.0
                                      70,000       Miller Brewing Company, 5.50% due
                                                     8/15/2013(a)...........................       71,515        0.1
                                                                                              -----------      -----
                                                                                                  190,305        0.2
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                       95,000       Bear Stearns Company Inc., 5.70% due
                                                     11/15/2014.............................       99,027        0.1
                                      50,000       Corporacion Andina de Fomento, 6.875% due
                                                     3/15/2012..............................       55,478        0.1
                                     165,000       Goldman Sachs Group, Inc., 6.875% due
                                                     1/15/2011..............................      187,375        0.2
                                      75,000       J.P. Morgan Chase & Co., 4.50% due
                                                     11/15/2010.............................       75,596        0.1
                                                   Lehman Brothers Holdings, Inc.:
                                       5,000         4% due 1/22/2008.......................        5,100        0.0
                                      80,000         3.50% due 8/07/2008....................       79,500        0.1
                                      30,000       Morgan Stanley, 6.75% due 4/15/2011......       33,943        0.0
                                                                                              -----------      -----
                                                                                                  536,019        0.6
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                             30,000       Potash Corporation of Saskatchewan, 7.75%
                                                     due 5/31/2011..........................       35,225        0.0
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                      15,000       BSCH Issuances Ltd., 7.625% due
                                                     9/14/2010..............................       17,781        0.0
                                                   Bank of America Corporation:
                                      40,000         5.875% due 2/15/2009...................       43,828        0.1
                                      19,000         7.40% due 1/15/2011....................       22,284        0.0
                                     100,000       BankAmerica Capital III, 1.72% due
                                                     1/15/2027(c)...........................       94,312        0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         FACE                                                                PERCENT OF
INDUSTRY(++)                           AMOUNT                   CORPORATE BONDS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS
(CONCLUDED)
                                                   Chase Capital(c):
                              US $    65,000         II, 1.663% due 2/01/2027...............  $    60,233        0.1%
                                      55,000         III, 1.723% due 3/01/2027..............       51,267        0.1
                                      70,000       First Chicago NBD Capital I, 1.713% due
                                                     2/01/2027(c)...........................       65,756        0.1
                                      10,000       Firstbank Puerto Rico, 7.625% due
                                                     12/20/2005.............................       10,741        0.0
                                      15,000       FleetBoston Financial Corporation, 6.375%
                                                     due 5/15/2008..........................       16,636        0.0
                                      60,000       HBOS PLC, 6% due 11/01/2033(a)...........       59,647        0.1
                                      15,000       Hudson United Bancorp Inc., 8.20% due
                                                     9/15/2006..............................       16,437        0.0
                               Y  29,800,000       International Bank for Reconstruction &
                                                     Development, 4.75% due 12/20/2004......      290,655        0.3
                              US $    80,000       Nationsbank Capital Trust III, 1.70% due
                                                     1/15/2027(c)...........................       75,014        0.1
                                      85,000       PNC Funding Corporation, 6.125% due
                                                     2/15/2009..............................       93,621        0.1
                                      25,000       Popular North America, Inc., 3.875% due
                                                     10/01/2008.............................       24,953        0.0
                                      95,000       Provident Bank, 6.375% due 1/15/2004.....       95,000        0.1
                                      20,000       Regions Financial Corporation, 6.375% due
                                                     5/15/2012..............................       22,002        0.0
                                      15,000       Saint George Bank Limited, 5.30% due
                                                     10/15/2015(a)..........................       15,012        0.0
                                       5,000       Synovus Financial, 4.875% due 2/15/2013..        4,919        0.0
                                      35,000       UFJ Finance Aruba A.E.C., 6.75% due
                                                     7/15/2013..............................       37,327        0.0
                                      60,000       US Bancorp, 1.318% due 9/16/2005(c)......       60,061        0.1
                                      50,000       Wells Fargo & Company, 5.125% due
                                                     2/15/2007..............................       53,343        0.1
                                                                                              -----------      -----
                                                                                                1,230,829        1.4
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                  5,000       Aramark Services Inc., 6.75% due
SUPPLIES                                             8/01/2004..............................        5,126        0.0
                                                   Cendant Corporation:
                                      30,000         6.875% due 8/15/2006...................       32,914        0.0
                                     125,000         6.25% due 1/15/2008....................      136,354        0.2
                                      25,000       PHH Corporation, 6% due 3/01/2008........       26,899        0.0
                                      20,000       Waste Management Inc., 7.375% due
                                                     8/01/2010..............................       23,111        0.0
                                                                                              -----------      -----
                                                                                                  224,404        0.2
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT              50,000       GTE Corporation, 6.84% due 4/15/2018.....       54,674        0.1
                                      60,000       Harris Corporation, 6.35% due 2/01/2028..       64,076        0.1
                                                                                              -----------      -----
                                                                                                  118,750        0.2
-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS                55,000       Celulosa Arauco y Constitucion SA, 8.625%
                                                     due 8/15/2010..........................       65,722        0.1
                                      25,000       Hanson PLC, 7.875% due 9/27/2010.........       29,508        0.0
                                                                                              -----------      -----
                                                                                                   95,230        0.1
-----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                      40,000       Capital One Bank, 4.875% due 5/15/2008...       41,166        0.1
                                      20,000       MBNA America Bank NA, 7.125% due
                                                     11/15/2012.............................       22,871        0.0
                                                                                              -----------      -----
                                                                                                   64,037        0.1
-----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING                             Sealed Air Corporation:
                                     150,000         5.375% due 4/15/2008...................      158,383        0.2
                                      25,000         6.95% due 5/15/2009(a).................       28,097        0.0
                                                                                              -----------      -----
                                                                                                  186,480        0.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         FACE                                                                PERCENT OF
INDUSTRY(++)                           AMOUNT                   CORPORATE BONDS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                              US
DIVERSIFIED FINANCIAL            $    20,000       Brascan Corporation, 5.75% due
SERVICES                                             3/01/2010..............................  $    21,173        0.0%
                                                   Citigroup Inc.:
                                      30,000         5.75% due 5/10/2006....................       32,287        0.0
                                      75,000         7.25% due 10/01/2010...................       87,417        0.1
                                      50,000         6.50% due 1/18/2011....................       56,374        0.1
                                      35,000         6.625% due 6/15/2032...................       37,915        0.0
                                     225,000       Ford Motor Credit Company, 7% due
                                                     10/01/2013.............................      237,303        0.3
                                     235,000       General Electric Capital Corporation, 6%
                                                     due 6/15/2012..........................      254,846        0.3
                                                   General Motors Acceptance Corp.:
                                      80,000         6.875% due 8/28/2012...................       86,066        0.1
                                      40,000         8% due 11/01/2031......................       44,919        0.1
                                                   Household Finance Corporation:
                                     120,000         4.625% due 1/15/2008...................      124,743        0.1
                                      50,000         6.50% due 11/15/2008...................       55,737        0.1
                                      30,000       IOS Capital LLC, 7.25% due 6/30/2008.....       31,950        0.0
                                      30,000       International Lease Finance Corporation,
                                                     2.95% due 5/23/2006....................       30,237        0.0
                                      25,000       Principal Life Global, 6.25% due
                                                     2/15/2012(a)...........................       27,230        0.0
                                     100,000       Textron Financial Corporation, 2.75% due
                                                     6/01/2006..............................       99,794        0.1
                                                                                              -----------      -----
                                                                                                1,227,991        1.3
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                           77,000       AT&T Broadband Corporation, 8.375% due
TELECOMMUNICATION SERVICES                           3/15/2013..............................       94,213        0.1
                                      20,000       AT&T Corporation, 8.05% due 11/15/2011...       23,020        0.0
                                     105,000       British Telecom PLC, 8.375% due
                                                     12/15/2010.............................      127,772        0.1
                                                   Deutsche Telekom International Finance:
                                      60,000         8.50% due 6/15/2010....................       72,547        0.1
                                      15,000         8.75% due 6/15/2030....................       19,161        0.0
                                                   France Telecom:
                                     140,000         9.25% due 3/01/2011....................      168,151        0.2
                                      25,000         10% due 3/01/2031......................       33,217        0.0
                                      30,000       Intelsat, Ltd., 6.50% due
                                                     11/01/2013(a)..........................       31,302        0.0
                                      35,000       Koninklijke (KPN) NV, 8% due 10/01/2010..       41,869        0.1
                                                   Sprint Capital Corporation:
                                     100,000         6.90% due 5/01/2019....................      102,154        0.1
                                       5,000         8.75% due 3/15/2032....................        5,907        0.0
                                      50,000       Telecom Italia Capital SA, 5.25% due
                                                     11/15/2013(a)..........................       50,100        0.1
                                      50,000       Telus Corporation, 7.50% due 6/01/2007...       55,957        0.1
                                                                                              -----------      -----
                                                                                                  825,370        0.9
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                    37,000       AEP Texas Central Company, 6.65% due
                                                     2/15/2033..............................       39,066        0.0
                                      20,000       Australian Gas Light Company, 5.30% due
                                                     9/25/2015(a)...........................       20,237        0.0
                                      65,000       Cincinnati Gas & Electric Company, 5.70%
                                                     due 9/15/2012..........................       68,385        0.1
                                                   Consumers Energy(a):
                                      20,000         4.25% due 4/15/2008....................       20,200        0.0
                                      25,000         4% due 5/15/2010.......................       24,190        0.0
                                      25,000       Dominion Resources Inc., 7.625% due
                                                     7/15/2005..............................       27,007        0.0
                                      15,000       Exelon Corporation, 6.75% due 5/01/2011..       16,754        0.0
                                      60,000       Exelon Generation Company, LLC, 5.35% due
                                                     1/15/2014(a)...........................       59,755        0.1
                                      80,000       FPL Group Capital Inc., 1.47% due
                                                     3/30/2005(c)...........................       80,019        0.1
                                      40,000       Nisource Finance Corporation, 5.40% due
                                                     7/15/2014..............................       40,500        0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         FACE                                                                PERCENT OF
INDUSTRY(++)                           AMOUNT                   CORPORATE BONDS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                              US
ELECTRIC UTILITIES
(CONCLUDED)
                                 $    30,000       Pepco Holdings Inc., 4% due 5/15/2010....  $    29,149        0.0%
                                      40,000       Public Service Company of New Mexico,
                                                     4.40% due 9/15/2008....................       40,505        0.1
                                      50,000       Southern California Edison Company, 8%
                                                     due 2/15/2007..........................       57,188        0.1
                                      45,000       Southern Power Company, 6.25% due
                                                     7/15/2012..............................       48,623        0.1
                                      40,000       TXU Australia Holdings Partnership LP,
                                                     6.15% due 11/15/2013(a)................       40,769        0.1
                                                                                              -----------      -----
                                                                                                  612,347        0.7
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                10,000       Emerson Electric Company, 6% due
INSTRUMENTS                                          8/15/2032..............................       10,192        0.0
                                      40,000       Jabil Circuit Inc., 5.875% due
                                                     7/15/2010..............................       41,723        0.1
                                                                                              -----------      -----
                                                                                                   51,915        0.1
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                         60,000       Cadbury Schweppes US Finance LLC, 5.125%
                                                     due 10/01/2013(a)......................       59,609        0.1
-----------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT
OBLIGATION

                               E     131,000       Bundesobligation, 3.50% due 10/10/2008...      165,219        0.2
                              U$S      20,000      Republic of Chile, 5.50% due 1/15/2013...       20,570        0.0
                                                   United Mexican States:
                                      65,000         9.875% due 2/01/2010...................       82,063        0.1
                                      25,000         6.375% due 1/16/2013...................       25,938        0.0
                                                                                              -----------      -----
                                                                                                  293,790        0.3
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                         50,000       AGL Capital Corporation, 4.45% due
                                                     4/15/2013..............................       47,487        0.1
                                      97,150       Kern River Funding Corporation, 4.893%
                                                     due 4/30/2018(a).......................       96,682        0.1
                                      90,000       Plains All American Pipeline LP, 5.625%
                                                     due 12/15/2013(a)......................       90,788        0.1
                                      25,000       TGT Pipeline, LLC, 5.20% due 6/01/2018...       23,408        0.0
                                      50,000       Texas Gas Transmission Corporation, 4.60%
                                                     due 6/01/2015..........................       47,113        0.0
                                      50,000       Vectren Utility Holdings, 5.25% due
                                                     8/01/2013..............................       50,124        0.1
                                                                                              -----------      -----
                                                                                                  355,602        0.4
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES

                                                   HCA Inc.:
                                      30,000         6.95% due 5/01/2012....................       32,166        0.0
                                      20,000         6.30% due 10/01/2012...................       20,620        0.0
                                                   Manor Care, Inc.:
                                      50,000         7.50% due 6/15/2006....................       54,250        0.1
                                      15,000         6.25% due 5/01/2013....................       15,806        0.0
                                                                                              -----------      -----
                                                                                                  122,842        0.1
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &
LEISURE

                                      80,000       MGM Mirage Inc., 6% due 10/01/2009.......       82,200        0.1
                                      20,000       Tricon Global Restaurants, 8.875% due
                                                     4/15/2011..............................       24,250        0.0
                                                                                              -----------      -----
                                                                                                  106,450        0.1
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                    30,000       The Dial Corporation, 6.50% due
                                                     9/15/2008..............................       33,558        0.0
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES                           45,000       Certegy Inc., 4.75% due 9/15/2008........       46,133        0.1
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES               5,000       General Electric Company, 5% due
                                                     2/01/2013..............................        5,057        0.0
                                                   Hutchison Whampoa International Ltd.:
                                      30,000         5.45% due 11/24/2010...................       30,429        0.0
                                      90,000         6.25% due 1/24/2014(a).................       91,384        0.1
                                      95,000       Tyco International Group SA, 6.75% due
                                                     2/15/2011..............................      103,788        0.1
                                                                                              -----------      -----
                                                                                                  230,658        0.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         FACE                                                                PERCENT OF
INDUSTRY(++)                           AMOUNT                   CORPORATE BONDS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                              US
INSURANCE                        $    40,000       Berkley (WR) Corporation, 5.125% due
                                                     9/30/2010..............................  $    40,427        0.0%
                                      70,000       NLV Financial Corporation, 7.50% due
                                                     8/15/2033(a)...........................       72,693        0.1
                                      45,000       RLI Corp., 5.95% due 1/15/2014...........       44,809        0.1
                                      90,000       Security Benefit Life, 7.45% due
                                                     10/01/2033(a)..........................       91,814        0.1
                                      30,000       Travelers Property Casualty, 6.375% due
                                                     3/15/2033..............................       31,283        0.0
                                                                                              -----------      -----
                                                                                                  281,026        0.3
-----------------------------------------------------------------------------------------------------------------------
MEDIA                                190,000       AOL Time Warner Inc., 6.875% due
                                                     5/01/2012..............................      213,808        0.2
                                      25,000       British Sky Broadcasting Group plc, 8.20%
                                                     due 7/15/2009..........................       29,763        0.0
                                      15,000       Clear Channel Communications, Inc., 4.25%
                                                     due 5/15/2009..........................       15,039        0.0
                                      50,000       Comcast Corporation, 5.85% due
                                                     1/15/2010..............................       53,386        0.1
                                       5,000       Cox Communications Inc., 7.125% due
                                                     10/01/2012.............................        5,767        0.0
                                      65,000       Echostar DBS Corporation, 5.75% due
                                                     10/01/2008(a)..........................       65,731        0.1
                                      20,000       Liberty Media Corporation:
                                                     7.875% due 7/15/2009...................       23,168        0.0
                                      60,000         5.70% due 5/15/2013....................       60,676        0.1
                                      85,000       News America Incorporated, 6.75% due
                                                     1/09/2038..............................       94,914        0.1
                                      30,000       Tele-Communications Inc., 9.80% due
                                                     2/01/2012..............................       39,133        0.1
                                      25,000       USA Interactive, 7% due 1/15/2013........       27,564        0.0
                                      60,000       Univision Communication Inc., 7.85% due
                                                     7/15/2011..............................       71,330        0.1
                                                                                              -----------      -----
                                                                                                  700,279        0.8
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING                                    Corporacion Nacional del Cobre
                                                     (Codelco)(a):
                                      35,000         6.375% due 11/30/2012..................       37,865        0.0
                                      35,000         5.50% due 10/15/2013...................       35,518        0.0
                                                                                              -----------      -----
                                                                                                   73,383        0.0
-----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                     35,000       PSE&G Power, 6.95% due 6/01/2012.........       39,473        0.0
UNREGULATED POWER
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS                                          Anadarko Finance Company:
                                      21,000         6.75% due 5/01/2011....................       23,806        0.0
                                      10,000         7.50% due 5/01/2031....................       11,715        0.0
                                      25,000       Colonial Pipeline, 7.63% due
                                                     4/15/2032(a)...........................       30,593        0.1
                                      20,000       EnCana Corp., 4.75% due 10/15/2013.......       19,717        0.0
                                      60,000       Motiva Enterprises LLC, 5.20% due
                                                     9/15/2012(a)...........................       61,082        0.1
                                     180,000       Pemex Project Funding Master Trust,
                                                     9.125% due 10/13/2010..................      213,750        0.2
                                                                                              -----------      -----
                                                                                                  360,663        0.4
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS                6,000       Abitibi Consolidated Inc., 8.55% due
                                                     8/01/2010..............................        6,682        0.0
                                      20,000       Champion International Corp., 6.65% due
                                                     12/15/2037.............................       22,406        0.0
                                      30,000       Inversiones CMPC SA, 4.875% due
                                                     6/18/2013(a)...........................       28,845        0.0
                                      15,000       Rock-Tenn Company, 5.625% due
                                                     3/15/2013..............................       15,090        0.0
                                      30,000       Sappi Papier Holdings AG, 6.75% due
                                                     6/15/2012(a)...........................       32,794        0.1
                                                                                              -----------      -----
                                                                                                  105,817        0.1
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         FACE                                                                PERCENT OF
INDUSTRY(++)                           AMOUNT                   CORPORATE BONDS                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                              US
PHARMACEUTICALS                  $     5,000       Eli Lilly & Company, 7.125% due
                                                     6/01/2025..............................  $     5,911        0.0%
                                                   Wyeth:
                                      50,000         5.50% due 2/01/2014....................       50,571        0.1
                                      25,000         6.50% due 2/01/2034....................       25,563        0.0
                                                                                              -----------      -----
                                                                                                   82,045        0.1
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE                           55,000       Camden Property Trust, 5.375% due
                                                     12/15/2013.............................       55,331        0.1
                                      20,000       Developers Diversified Realty, 6.625% due
                                                     1/15/2008..............................       21,629        0.0
                                      40,000       HRPT Properties Trust, 5.75% due
                                                     2/15/2014..............................       40,108        0.1
                                      35,000       Health Care Properties Investors Inc.,
                                                     6.45% due 6/25/2012....................       37,955        0.0
                                      30,000       Health Care REIT, Inc., 6% due
                                                     11/15/2013.............................       30,318        0.0
                                      40,000       Highwoods Realty LP, 7% due 12/01/2006...       43,397        0.1
                                      30,000       United Dominion Realty Trust, Inc., 6.50%
                                                     due 6/15/2009..........................       33,063        0.0
                                      40,000       Washington Real Estate Investment Trust,
                                                     5.25% due 1/15/2014....................       40,049        0.0
                                                                                              -----------      -----
                                                                                                  301,850        0.3
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                           20,000       Burlington Northern Santa Fe Corporation,
                                                     7.95% due 8/15/2030....................       24,684        0.0
                                      65,000       Norfolk Southern Corporation, 7.25% due
                                                     2/15/2031..............................       73,607        0.1
                                                   Union Pacific Corporation:
                                      25,000         7.25% due 11/01/2008...................       28,440        0.0
                                      15,000         4.698% due 1/02/2024...................       14,443        0.0
                                                                                              -----------      -----
                                                                                                  141,174        0.1
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                     105,000       Boise Cascade Corporation, 7.66% due
                                                     5/27/2005..............................      109,927        0.1
-----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE            45,000       Countrywide Home Loan, 5.625% due
                                                     7/15/2009..............................       48,299        0.1
                                      15,000       Golden West Financial Corporation, 4.75%
                                                     due 10/01/2012.........................       15,012        0.0
                                                                                              -----------      -----
                                                                                                   63,311        0.1
-----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION             5,000       AT&T Wireless Services Inc., 8.75% due
SERVICES                                             3/01/2031..............................        6,169        0.0
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN CORPORATE BONDS
                                                   (COST--$9,475,592)                           9,710,408       10.5
-----------------------------------------------------------------------------------------------------------------------
                                                     COLLATERALIZED MORTGAGE OBLIGATIONS++
-----------------------------------------------------------------------------------------------------------------------
                                     250,000       CIT Group Home Equity Loan Trust, Series
                                                     2003-1, Class A2, 2.35% due
                                                     4/20/2027..............................      250,587        0.3
                                     250,000       Fannie Mae, 2003-W19 1A1, 2.01% due
                                                     11/25/2033.............................      250,000        0.3
                                                   Fannie Mae:
                                     190,000         6.375% due 6/15/2009...................      214,852        0.2
                                     130,000         6% due 5/15/2011.......................      144,084        0.1
                                     235,656         5% due 1/15/2019.......................      240,295        0.2
                                     220,000         7.125% due 1/15/2030...................      264,991        0.3
                                     397,280         7.50% due 12/01/2031-9/01/2032.........      424,528        0.4
                                   1,010,918         6.50% due 1/01/2033-1/15/2034..........    1,057,318        1.1
                                     150,000       First Franklin Mortgage Loan, 2003-FF5
                                                     A2, 2.82% due 3/25/2034(c).............      150,000        0.2

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         FACE                                                                PERCENT OF
                                       AMOUNT        COLLATERALIZED MORTGAGE OBLIGATIONS++       VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                                   Freddie Mac:
                              US $   250,000         6.625% due 9/15/2009...................  $   285,893        0.3%
                                     364,480         6% due 4/01/2016-12/01/2017............      382,455        0.4
                                     144,754         6.50% due 6/01/2017....................      153,366        0.2
                                     623,991         5.50% due 12/01/2017-1/01/2018.........      647,218        0.7
                                     120,000         5% due 1/15/2019.......................      122,213        0.1
                                     633,537         7% due 10/01/2031-7/01/2032............      670,317        0.7
                                     286,347         5% due 6/01/2033-8/01/2033.............      282,794        0.3
                                   1,525,000         5.50% due 1/15/2034....................    1,543,109        1.7
                                   1,944,800         6% due 1/15/2034.......................    2,009,222        2.2
                                     198,752       GMAC Mortgage Corporation Loan Trust,
                                                     Series 2003-J7, Class A10, 5.50% due
                                                     11/25/2033.............................      202,192        0.2
                                      80,000       Government National Mortgage Associa-
                                                     tion, 5% due 1/15/2019.................       81,925        0.1
                                     150,000       Greenwich Capital Commercial Funding
                                                     Corporation, Series 2002-C1, Class A4,
                                                     4.948% due 1/11/2035...................      152,374        0.2
                                     150,000       LB-UBS Commercial Mortgage Trust, Series
                                                     2002-C1, Class A3, 6.226% due
                                                     3/15/2026..............................      165,665        0.2
                                     173,695       MASTR Asset Securitization Trust 2003-10,
                                                     5.50% due 11/25/2033...................      173,804        0.2
                                     300,000       MBNA Credit Card Master Note Trust,
                                                     Series 2001-C3, Class C3, 6.55% due
                                                     12/15/2008.............................      324,606        0.4
                                     100,000       Nationslink Funding Corporation, Series
                                                     1999-2, Class A3, 7.181% due
                                                     6/20/2031..............................      109,350        0.1
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN COLLATERALIZED MORT-
                                                   GAGE OBLIGATIONS (COST--$10,219,063).....   10,303,158       11.1
-----------------------------------------------------------------------------------------------------------------------
                                                          U.S. GOVERNMENT OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
                                                   U.S. Treasury Bonds:
                                     150,000         7.50% due 11/15/2016...................      190,969        0.2
                                      90,000         8.125% due 8/15/2019...................      121,570        0.1
                                     330,000         7.25% due 8/15/2022....................      416,483        0.4
                                      70,000         6.25% due 8/15/2023....................       79,786        0.1
                                      70,000         6.625% due 2/15/2027...................       83,609        0.1
                                     150,000         5.375% due 2/15/2031...................      156,428        0.2
                                                   U.S. Treasury Inflation Indexed Notes:
                                     150,032         3.875% due 1/15/2009...................      169,423        0.2
                                     132,856         3.50% due 1/15/2011....................      149,315        0.2
                                                   U.S. Treasury Notes:
                                     890,000         7% due 7/15/2006(d)....................      996,904        1.1
                                     135,000         3.125% due 9/15/2008...................      134,921        0.2
                                      90,000         6.50% due 2/15/2010....................      104,583        0.1
                                      40,000         4.25% due 11/15/2013...................       39,956        0.0
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN U.S. GOVERNMENT
                                                   OBLIGATIONS (COST--$2,607,016)...........    2,643,947        2.9
-----------------------------------------------------------------------------------------------------------------------
                                                                MUNICIPAL BONDS
-----------------------------------------------------------------------------------------------------------------------
                                      20,000       Harris County, Texas, Industrial Develop-
                                                     ment Corporation, Solid Waste Disposal
                                                     Revenue Bonds (Deer Park Refining LP),
                                                     5.683% due 3/01/2023(c)(f).............       20,337        0.0
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN MUNICIPAL BONDS
                                                   (COST--$20,000)..........................       20,337        0.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                         BENEFICIAL INTEREST/                                                                PERCENT OF
                                  SHARES HELD                SHORT-TERM SECURITIES               VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                              U$S $12,590,470      Merrill Lynch Liquidity Series, LLC Cash
                                                     Sweep Series I(b)......................  $12,590,470       13.6%
                              U$S     316,799      Merrill Lynch Liquidity Series, LLC Money
                                                     Market Series(b)(e)....................      316,799        0.4
                                     105,601       Merrill Lynch Premier Institutional
                                                     Fund(b)(e).............................      105,601        0.1
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM SECURITIES
                                                   (COST--$13,012,870)......................   13,012,870       14.1
-----------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS (COST--$92,592,968)....   96,777,690      104.7
                                                   VARIATION MARGIN ON FINANCIAL FUTURES
                                                     CONTRACTS*.............................        3,288        0.0
                                                   UNREALIZED APPRECIATION ON SWAPS-NET**...          711        0.0
                                                   UNREALIZED DEPRECIATION ON FORWARD FOR-
                                                     EIGN EXCHANGE CONTRACTS***.............       (6,256)       0.0
                                                   LIABILITIES IN EXCESS OF OTHER ASSETS....   (4,337,152)      (4.7)
                                                                                              -----------      -----
                                                   NET ASSETS...............................  $92,438,281      100.0%
                                                                                              ===========      =====
-----------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.
++ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* Financial futures contracts purchased as of December 31, 2003 were as follows:

-----------------------------------------------------------------------------------------
NUMBER OF                                                          NOTIONAL    UNREALIZED
CONTRACTS                  ISSUE                 EXPIRATION DATE    VALUE        LOSSES
-----------------------------------------------------------------------------------------
    5                   Eurodollar               December 2004    $4,975,023    $(2,022)
   21       Ten-Year U.S. Treasury Bond Futures    March 2004      2,358,751     (1,173)
-----------------------------------------------------------------------------------------
TOTAL UNREALIZED LOSSES--NET                                                    $(3,195)
                                                                                ========
-----------------------------------------------------------------------------------------

**  Swap contracts entered into as of December 31, 2003 were as follows:

------------------------------------------------------------------------------------------
                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .25%
  Broker, JP Morgan Chase Bank
  Expires January 2004......................................  $1,000,000           --
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .22%
  Broker, JP Morgan Chase Bank
  Expires January 2004......................................  $  475,000           --
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .17%
  Broker, JP Morgan Chase Bank
  Expires February 2004.....................................  $  500,000           --
Receive a variable return equal to Lehman Brothers CMBS
  Investment Grade Index Total Return and pay floating rate
  based on 1-month USD LIBOR, minus .55%
  Broker, Morgan Stanley Capital Services Inc.
  Expires March 2004........................................  $1,050,000           --
Receive a variable return equal to Lehman Brothers U.S.
  Corporate High Yield Index Total Return and pay floating
  rate based on 1-month USD LIBOR, plus .15%
  Broker, Credit Suisse First Boston
  Expires March 2004........................................  $  300,000           --

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .30%
  Broker, JP Morgan Chase Bank
  Expires April 2004........................................  $  250,000           --
Receive a variable return equal to Lehman Brothers U.S.
  Treasury Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires December 2004.....................................  $1,500,000           --
Pay 3.875% on TIPS adjusted principal and receive a fixed
  rate of 3.401%
  Broker, JP Morgan Chase Bank
  Expires January 2009......................................  $  171,000        $(140)
Pay 3.50% on TIPS adjusted principal and receive a fixed
  rate of 4.17%
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2011......................................  $  150,000          851
                                                                                -----
                                                                                $ 711
                                                                                =====
------------------------------------------------------------------------------------------

*** Forward foreign exchange contracts as of December 31, 2003 were as follows:

-------------------------------------------
FOREIGN CURRENCY   SETTLEMENT   UNREALIZED
      SOLD            DATE     DEPRECIATION
-------------------------------------------
E      131,106     March 2004    $(6,256)
-------------------------------------------
TOTAL UNREALIZED DEPRECIATION
ON FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$158,769)            $(6,256)
                                 =======
-------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------
                                                                             INTEREST/
                                                                  NET        DIVIDEND
AFFILIATE                                                      ACTIVITY       INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $12,590,470     $13,577
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $ 3,018,409     $81,623
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  (467,602)    $   586
Merrill Lynch Premier Institutional Fund....................     (590,000)    $   360
--------------------------------------------------------------------------------------

(c) Floating rate note.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e) Security was purchased with the cash proceeds from securities loans.

(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $415,360) (identified cost--$92,592,968)..................                  $ 96,777,690
Cash........................................................                         2,096
Unrealized appreciation on swaps--net.......................                           851
Receivables:
  Interest..................................................  $    246,537
  Dividends.................................................        80,270
  Securities sold...........................................        77,527
  Swaps.....................................................        49,064
  Variation margin..........................................         3,288
  Securities lending--net...................................           672         457,358
                                                              ------------
Prepaid expenses............................................                           515
                                                                              ------------
Total assets................................................                    97,238,510
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       422,400
Unrealized depreciation on swaps............................                           140
Unrealized depreciation on forward foreign exchange
  contracts.................................................                         6,256
Payables:
  Securities purchased......................................     4,342,901
  Investment adviser........................................         6,910
  Capital shares redeemed...................................         5,152
  Other affiliates..........................................         1,802       4,356,765
                                                              ------------
Accrued expenses............................................                        14,668
                                                                              ------------
Total liabilities...........................................                     4,800,229
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 92,438,281
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $    823,740
Paid-in capital in excess of par............................                   103,721,877
Accumulated distributions in excess of investment
  income--net...............................................  $    (18,109)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (16,268,318)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     4,179,091
                                                              ------------
Total accumulated losses--net...............................                   (12,107,336)
                                                                              ------------
NET ASSETS..................................................                  $ 92,438,281
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $92,438,281 and 8,237,403
  shares outstanding........................................                  $      11.22
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $ 1,351,679
Dividends (net of $12,733 foreign withholding tax)..........                   1,046,467
Securities lending--net.....................................                         946
                                                                             -----------
Total income................................................                   2,399,092
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   492,829
Accounting services.........................................       30,589
Pricing services............................................       19,517
Professional fees...........................................       15,894
Custodian fees..............................................       13,896
Printing and shareholder reports............................        8,756
Directors' fees and expenses................................        6,028
Transfer agent fees.........................................        5,000
Other.......................................................       13,610
                                                              -----------
Total expenses..............................................                     606,119
                                                                             -----------
Investment income--net......................................                   1,792,973
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................   (2,564,976)
  Foreign currency transactions--net........................          276     (2,564,700)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   18,269,770
  Foreign currency transactions--net........................       (5,773)    18,263,997
                                                              -----------    -----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                  15,699,297
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $17,492,270
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,792,973       $  2,814,450
Realized loss on investments and foreign currency
  transactions--net.........................................   (2,564,700)        (9,121,984)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   18,263,997         (9,780,578)
                                                              ------------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................   17,492,270        (16,088,112)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,950,006)        (2,801,637)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (14,608,152)       (20,110,275)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      934,112        (39,000,024)
Beginning of year...........................................   91,504,169        130,504,193
                                                              ------------      ------------
End of year*................................................  $92,438,281       $ 91,504,169
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   (18,109)      $     34,136
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                   CLASS I(++)
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2003         2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $  9.43      $  11.27    $  12.49    $  14.80    $  16.74
                                                          -------      --------    --------    --------    --------
Investment income--net................................        .20+          .27+        .28+        .34+        .45
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................       1.83         (1.81)      (1.20)       (.58)        .83
                                                          -------      --------    --------    --------    --------
Total from investment operations......................       2.03         (1.54)       (.92)       (.24)       1.28
                                                          -------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................       (.24)         (.30)       (.30)       (.38)       (.85)
  In excess of investment income--net.................         --            --          --          --++        --
  Realized gain on investments--net...................         --            --          --       (1.33)      (2.37)
  In excess of realized gain on investments--net......         --            --          --        (.36)         --
                                                          -------      --------    --------    --------    --------
Total dividends and distributions.....................       (.24)         (.30)       (.30)      (2.07)      (3.22)
                                                          -------      --------    --------    --------    --------
Net asset value, end of year..........................    $ 11.22      $   9.43    $  11.27    $  12.49    $  14.80
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................     21.55%       (13.68%)     (7.39%)     (1.68%)      8.73%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................       .68%          .66%        .68%        .62%        .61%
                                                          =======      ========    ========    ========    ========
Investment income--net................................      2.00%         2.55%       2.42%       2.32%       2.70%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $92,438      $ 91,504    $130,504    $133,090    $166,405
                                                          =======      ========    ========    ========    ========
Portfolio turnover....................................    109.21%        32.00%     134.43%      85.30%     105.48%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.

+    Based on average shares outstanding.

++   Amount is less than $(.01) per share.

(++) Effective September 2, 2003, Class A Shares were redesignated Class I
     Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. American Balanced V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such

--------------------------------------------------------------------------------

securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $176 have been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $104,612 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.


  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S") a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $393 in securities lending agent fees from the Fund.

  For the year ended December 31, 2003, MLPF&S earned $7,875 in commissions in the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

--------------------------------------------------------------------------------

  For the year ended December 31, 2003, the Fund reimbursed MLIM $1,964 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $91,314,947 and $110,782,199, respectively.

  Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

--------------------------------------------------------------------
                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------
Long-term investments.............   $(2,998,279)       $4,184,722
Options purchased.................         6,295                --
Options written...................        18,049                --
Swaps.............................       127,223               711
Financial futures contracts.......       281,736            (3,195)
Forward foreign exchange
 contracts........................            --            (6,256)
Foreign currency transactions.....           276             3,109
                                     -----------        ----------
Total.............................   $(2,564,700)       $4,179,091
                                     ===========        ==========
--------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $3,562,306, of which $8,322,702 related to appreciated securities and $4,760,396 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $93,215,384.

  Transactions in options written for the year ended December 31, 2003 were as follows:

------------------------------------------------------------------
                                             Number of    Premiums
Call Options Written                         Contracts    Received
------------------------------------------------------------------
Outstanding call options written, beginning
 of year...................................        --           --
Options written............................        13     $ 61,923
Options closed.............................        (1)     (52,637)
Options expired............................       (12)      (9,286)
                                             --------     --------
Outstanding call options written, end of
 year......................................        --     $     --
                                             ========     ========
------------------------------------------------------------------

------------------------------------------------------------------
                                             Number of    Premiums
Put Options Written                          Contracts    Received
------------------------------------------------------------------
Outstanding put options written, beginning
 of year...................................        --           --
Options written............................        14     $ 80,002
Options closed.............................        (6)     (55,812)
Options expired............................        (8)     (24,190)
                                             --------     --------
Outstanding put options written, end of
 year......................................        --     $     --
                                             ========     ========
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                      Shares          Amount
-----------------------------------------------------------------
Shares sold.........................       14,857    $    149,056
Shares issued to shareholders in
 reinvestment of dividends..........      173,952       1,950,006
                                      -----------    ------------
Total issued........................      188,809       2,099,062
Shares redeemed.....................   (1,651,599)    (16,707,214)
                                      -----------    ------------
Net decrease........................   (1,462,790)   $(14,608,152)
                                      ===========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                      Shares          Amount
-----------------------------------------------------------------
Shares sold.........................       20,394    $    209,197
Shares issued to shareholders in
 reinvestment of dividends..........      297,719       2,801,637
                                      -----------    ------------
Total issued........................      318,113       3,010,834
Shares redeemed.....................   (2,195,345)    (23,121,109)
                                      -----------    ------------
Net decrease........................   (1,877,232)   $(20,110,275)
                                      ===========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

--------------------------------------------------------------------------------

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                         12/31/2003    12/31/2002
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $1,950,006    $2,801,637
                                         ----------    ----------
Total taxable distributions............  $1,950,006    $2,801,637
                                         ==========    ==========
-----------------------------------------------------------------

  As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (15,643,663)*
Unrealized gains--net..............................     3,536,327**
                                                     ------------
Total accumulated losses--net......................  $(12,107,336)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $15,643,663, of which $593,021 expires in 2007; $3,283,129 expires in 2009;
   $9,064,537 expires in 2010; and $2,702,976 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and other book/tax differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
AMERICAN BALANCED V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

FISCAL YEAR IN REVIEW

  The Fund outperformed its benchmarks and its Lipper category average for the period, having benefited significantly from a strategically overweight position in technology stocks. For the 12-month period ended December 31, 2003, Basic Value V.I. Fund's Class I and Class II Shares had a total returns of +33.23% and +33.05%, respectively. The Fund outperformed the unmanaged benchmark, the Standard & Poor's (S&P) 500 Barra Value Index, which returned +31.79% for the same period. Fund returns also exceeded the +28.27% average return of the Lipper Large Cap Value Funds category for the same 12 months. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

  Entering 2003, the Fund had an economically sensitive bias. We were overweight in cyclicals, including industrials, materials and technology stocks. We also sought opportunities in portions of the consumer discretionary sector, with an emphasis on media. We found valuations to be most attractive in those areas of the market that were most likely to benefit from economic recovery.

  At the start of the year we initiated a strategy that focused on cyclical companies. In assessing the situation, we saw that the economy had suffered after the events of September 11, 2001 and well into the following year, yet grew in 2002 despite a myriad of scandals and misfortunes, including accounting irregularities, corporate governance issues and impending war in Iraq. If the economy could grow under these extreme conditions, we felt certain that growth could accelerate in 2003 as conditions improved, and we positioned the portfolio accordingly. In doing so, the one concern we had revolved around the conflict in Iraq. When combat finally commenced and then ended relatively quickly, our concerns were allayed as the market embarked on a strong rally that continued virtually uninterrupted from March through December 2003.

  Economic growth picked up steam later in the year, as was evident in an astounding 8.2% gross domestic product growth in the third quarter of 2003. Many stocks that had been beaten down rebounded dramatically. The primary beneficiaries of this upturn were higher-beta, economically sensitive stocks, which dominated the equity market rally through year end. Our bias in these areas benefited Fund performance significantly.

  The relative outperformance for the year can be attributed primarily to our focus on technology. Coming into 2003, we had a significant overweighting in technology--16% of portfolio assets versus 7% for the S&P 500 Barra Value Index. The technology group appreciated 67% for the year. With 16% of our assets up 67%--and at a double weight compared to the competitive universe--the outperformance is simple to understand. Specific holdings in technology that benefited performance were Advanced Micro Devices, Inc., National Semiconductor Corporation, 3Com Corporation, Agilent Technologies, Inc., Symbol Technologies, Inc. and LSI Logic Corporation.

  Also benefiting performance were stocks in the materials, industrials and consumer discretionary areas. China has grown dramatically this year, and as a large importer of materials, that has helped the sector immensely. Materials stocks that benefited Fund returns in the past six months were Phelps Dodge Corporation, Alcoa Inc. and Massey Energy Company. In industrials, Deere & Company, Thomas & Betts Corporation, Honeywell International Inc. and Caterpillar Inc. contributed the most to relative returns. In consumer discretionary, Philips Electronics NV, Viacom, Inc., Hasbro, Inc. and Foot Locker, Inc. were standouts.

  In terms of areas that hurt performance during the year, health care was the largest culprit, with Merck & Co., Inc., Schering-Plough Corporation and Bristol-Meyers Squibb Company at the top of the list. These represent the large cap, stable growth stocks that really stumbled this year. Aside from poor business results from many companies in the sector, the underperformance of health care was partially due to market dynamics. Investors were clearly moving assets out of large, defensive areas into those that were benefiting from the economic recovery. Also detracting from Fund returns was the energy sector. Despite a favorable fourth quarter, returns in energy were negative for the year.

--------------------------------------------------------------------------------

We believe this was primarily the result of an asset allocation decision by investors. As money flowed into areas like technology, it flowed out of defensive groups such as energy. Curiously, this occurred despite the fact that commodity prices were at all-time highs. Energy stocks that underperformed included Diamond Offshore Drilling, Inc., GlobalSantaFe Corporation and Royal Dutch Petroleum Company.

  Although we ended the year with a continued bias toward an up-market and economic sensitivity, that bias was not as strong as it was when we entered 2003. In the last six months, we began reducing the portfolio's beta somewhat, as we were finding more value in the defensive areas of the market. In keeping with our underlying investment strategy, we buy weakness and sell strength. It follows then that those economically sensitive stocks that performed so well would be trimmed from the portfolio as we look for next year's winners.

  Along these lines, we reduced our positions in materials, industrials, financials and technology based on relative valuations and stocks meeting our price targets. While selling our strong performers, we began buying stocks in areas that have yet to outperform. This includes stocks in the energy and consumer staples areas, where we found a lot of value toward the end of the year. We also have been nibbling at health care in the last six months.

  Positions initiated in the portfolio during the period include Global SantaFe, Unilever NV, Coca Cola Enterprises Inc., Kimberly Clark Corporation and Kraft Foods Inc. On the sell side, we liquidated our positions in Fox Entertainment Group, Inc., Textron, Inc., Tribute and J.P. Morgan Chase & Co.. All of these stocks performed well and reached our price targets.

LOOKING AHEAD

  We maintain our confidence in a continuing economic recovery. The events and efforts of 2003 seem to have sufficiently set the stage for sustainable growth. The variables that could derail economic advancement at this point--terrorist activity or a dramatic change in China's growth and consumption--are virtually unanalyzable. Absent these types of unpredictable events, we believe that the market will continue to head upward this year and that the economy will continue to recover, although both at a slower pace than in 2003.

  At the close of the period, the portfolio was overweight relative to the S&P 500 Barra Value Index in consumer staples, energy, health care, information technology and materials. We had underweights in consumer discretionary, financials, industrials, telecommunication services and utilities. Our largest overweight remained in technology, where we still see some appreciation potential. Technology, in our opinion, remains a growth cyclical, and we think information technology budgets will increase in 2004. Our next-largest overweight was in energy. In our view, the underlying gas and oil supply problems in the United States and elsewhere have been masked by lack of demand due to soft economies. As economies continue to recover, so will industrial production; and as industrial production recovers, so will demand for energy. Energy prices remain high, and we have a collection of companies in the portfolio that are not priced for $30 per barrel for oil and $7 per thousand cubic feet for gas, where we are currently. These make the stocks' valuations incredibly appealing to us. Consumers continue to wait for oil prices to go down, yet the stocks have not reflected the high commodity prices. We believe at some point they will, and have positioned the portfolio with that view in mind.

  As always, we will continue our search for what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances, and that we believe have the potential to offer shareholders significant value over a three-year time horizon.

IN CONCLUSION

  We thank you for your continued investment in Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Kevin M. Rendino
Kevin M. Rendino
Vice President and Co-Portfolio Manager

-s- Robert J. Martorelli
Robert J. Martorelli
Vice President and Co-Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I AND CLASS II SHARES
--------------------------------------------------------------------------------

                                                BASIC VALUE V.I. FUND+ -       S&P 500 BARRA VALUE        STANDARD & POOR'S 500
                                                     CLASS I SHARES*                 INDEX++                    INDEX+++
                                                ------------------------       -------------------        ---------------------
12/93                                                   10000.00                    10000.00                    10000.00
12/94                                                   10236.00                     9937.00                    10132.00
12/95                                                   12845.00                    13613.00                    13939.00
12/96                                                   15503.00                    16607.00                    17140.00
12/97                                                   18700.00                    21587.00                    22858.00
12/98                                                   20466.00                    24755.00                    29391.00
12/99                                                   24787.00                    27904.00                    35575.00
12/00                                                   27923.00                    29601.00                    32336.00
12/01                                                   29111.00                    26135.00                    28493.00
12/02                                                   23939.00                    20685.00                    22196.00
12/03                                                   31895.00                    27261.00                    28563.00

                                                BASIC VALUE V.I. FUND+ -       S&P 500 BARRA VALUE        STANDARD & POOR'S 500
                                                    CLASS II SHARES*                 INDEX++                    INDEX+++
                                                ------------------------       -------------------        ---------------------
11/03/97**                                              10000.00                    10000.00                    10000.00
12/97                                                    9969.00                    10353.00                    10366.00
12/98                                                   10894.00                    11872.00                    13329.00
12/99                                                   13178.00                    13383.00                    16133.00
12/00                                                   14821.00                    14197.00                    14664.00
12/01                                                   15422.00                    12534.00                    12921.00
12/02                                                   12662.00                     9921.00                    10066.00
12/03                                                   16847.00                    13074.00                    12953.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in equities that Fund management believes are undervalued.
++ This unmanaged index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +33.23%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        + 9.28
--------------------------------------------------------------------------
Ten Years Ended 12/31/03                                         +12.30
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS II SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +33.05%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        + 9.11
--------------------------------------------------------------------------
Inception (11/03/97) through 12/31/03                            + 8.84
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
DECEMBER 31, 2003                                             TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +20.75%        +33.23%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +20.66         +33.05
-----------------------------------------------------------------------------------------
S&P 500 Index**                                                  +15.14         +28.68
-----------------------------------------------------------------------------------------
S&P 500 Barra Value Index***                                     +17.36         +31.79
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 25% of NYSE issues.
*** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                 SHARES                                                                        PERCENT OF
INDUSTRY(++)                      HELD                        COMMON STOCKS                       VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
-------------------------------------------------------------------------------------------------------------------------
METALS & MINING                    296,200      Alcoa Inc.................................    $   11,255,600       0.8%
COMMERCIAL BANKS                   225,800      Bank of America Corporation...............        18,161,094       1.4
PHARMACEUTICALS                    455,500      Bristol-Myers Squibb Company..............        13,027,300       1.0
FOOD PRODUCTS                      563,300      ConAgra, Inc..............................        14,865,487       1.1
AUTOMOBILES                        290,700      DaimlerChrysler AG........................        13,436,154       1.0
OIL & GAS                          803,100      Exxon Mobil Corporation...................        32,927,100       2.4
AUTOMOBILES                        577,500      Ford Motor Company........................         9,240,000       0.7
PERSONAL PRODUCTS                  441,900      The Gillette Company......................        16,230,987       1.2
AEROSPACE & DEFENSE                512,800      Honeywell International Inc...............        17,142,904       1.3
HOTELS, RESTAURANTS &              785,100      McDonald's Corporation....................        19,494,033       1.4
  LEISURE
PHARMACEUTICALS                    260,700      Merck & Co., Inc..........................        12,044,340       0.9
COMMUNICATIONS EQUIPMENT           379,400      Nokia Oyj 'A' (ADR)(c)....................         6,449,800       0.5
METALS & MINING                    111,700      +Phelps Dodge Corporation.................         8,499,253       0.6
OIL & GAS                          630,100      Royal Dutch Petroleum Company (NY
                                                  Registered Shares)......................        33,010,939       2.5
DIVERSIFIED                        565,600      SBC Communications Inc....................        14,745,192       1.1
  TELECOMMUNICATION SERVICES
PHARMACEUTICALS                    933,700      Schering-Plough Corporation...............        16,237,043       1.2
ELECTRICAL EQUIPMENT               988,300      +Thomas & Betts Corporation...............        22,622,187       1.7
OIL & GAS                          633,600      Unocal Corporation........................        23,335,488       1.7
DIVERSIFIED                        385,000      Verizon Communications....................        13,505,800       1.0
  TELECOMMUNICATION SERVICES
                                                                                              --------------     -----
                                                                                                 316,230,701      23.5
-------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                          350,100      The Allstate Corporation..................        15,061,302       1.1
INSURANCE                          381,000      American International Group, Inc.........        25,252,680       1.9
COMMERCIAL BANKS                   449,000      Bank One Corporation......................        20,469,910       1.5
HEALTH CARE EQUIPMENT &            394,000      Baxter International Inc..................        12,024,880       0.9
  SUPPLIES
AEROSPACE & DEFENSE                330,500      The Boeing Company........................        13,927,270       1.0
MACHINERY                          109,500      Caterpillar Inc...........................         9,090,690       0.7
DIVERSIFIED FINANCIAL              893,420      Citigroup Inc.............................        43,366,607       3.2
  SERVICES
BEVERAGES                          464,300      Coca-Cola Enterprises Inc.................        10,154,241       0.8
MEDIA                              208,800      +Comcast Corporation (Special Class A)....         6,531,264       0.5
MACHINERY                          404,600      Deere & Company...........................        26,319,230       2.0
AUTO COMPONENTS                    701,000      Delphi Automotive Systems Corporation.....         7,157,210       0.5
ENERGY EQUIPMENT & SERVICE         713,400      Diamond Offshore Drilling, Inc............        14,631,834       1.1
CHEMICALS                          532,300      E.I. du Pont de Nemours and Company.......        24,427,247       1.8
SPECIALTY RETAIL                 1,065,800      Foot Locker, Inc..........................        24,993,010       1.9
AUTOMOBILES                        247,800      General Motors Corporation................        13,232,520       1.0
ENERGY EQUIPMENT & SERVICE       1,890,700      +Grant Prideco, Inc.......................        24,616,914       1.8
LEISURE EQUIPMENT & PRODUCTS       640,800      Hasbro, Inc...............................        13,636,224       1.0
COMPUTERS & PERIPHERALS          1,017,931      Hewlett-Packard Company...................        23,381,875       1.7
COMPUTERS & PERIPHERALS            196,610      International Business Machines
                                                  Corporation.............................        18,221,815       1.3
HOUSEHOLD PRODUCTS                 398,400      Kimberly-Clark Corporation................        23,541,456       1.8
HOUSEHOLD DURABLES                 431,800      Koninklijke (Royal) Philips Electronics NV
                                                  (NY Registered Shares)..................        12,561,062       0.9
FOOD PRODUCTS                      247,900      Kraft Foods Inc. (Class A)................         7,987,338       0.6
CAPITAL MARKETS                    467,000      Mellon Financial Corporation..............        14,995,370       1.1
CAPITAL MARKETS                    347,500      Morgan Stanley............................        20,109,825       1.5
SEMICONDUCTORS &                    57,400      +National Semiconductor Corporation.......         2,262,134       0.2
  SEMICONDUCTOR EQUIPMENT
HOUSEHOLD PRODUCTS                 120,400      The Procter & Gamble Company..............        12,025,552       0.9
ENERGY EQUIPMENT & SERVICE         671,600      +Rowan Companies, Inc.....................        15,560,972       1.2
PAPER & FOREST PRODUCTS            813,000      Sappi Limited (ADR)(c)....................        11,113,710       0.8
FOOD PRODUCTS                      613,500      Sara Lee Corporation......................        13,319,085       1.0
INSURANCE                        1,073,842      Travelers Property Casualty Corp. (Class
                                                  A)......................................        18,019,068       1.3

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES                                                                        PERCENT OF
INDUSTRY(++)                      HELD                        COMMON STOCKS                       VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO (CONCLUDED)
-------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                      264,400      Unilever NV (NY Registered Shares)........    $   17,159,560       1.3%
IT SERVICES                      2,412,500      +Unisys Corporation.......................        35,825,625       2.7
COMMERCIAL BANKS                   353,900      Wachovia Corporation......................        16,488,201       1.2
                                                                                              --------------     -----
                                                                                                 567,465,681      42.2
-------------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT         4,358,100      +3Com Corporation.........................        35,605,677       2.7
INSURANCE                          338,600      ACE Limited...............................        14,024,812       1.0
SEMICONDUCTORS &                   720,100      +Advanced Micro Devices, Inc..............        10,729,490       0.8
  SEMICONDUCTOR EQUIPMENT
ELECTRONIC EQUIPMENT &             465,800      +Agilent Technologies, Inc................        13,619,992       1.0
  INSTRUMENTS
OIL & GAS                          294,100      Anadarko Petroleum Corporation............        15,002,041       1.1
METALS & MINING                    319,900      Arch Coal, Inc............................         9,971,283       0.7
SOFTWARE                         1,510,200      +Borland Software Corporation.............        14,694,246       1.1
ENERGY EQUIPMENT & SERVICE         617,600      ENSCO International Incorporated..........        16,780,192       1.3
ENERGY EQUIPMENT & SERVICE         786,300      GlobalSantaFe Corporation.................        19,523,829       1.5
INSURANCE                          227,200      The Hartford Financial Services Group,
                                                  Inc.....................................        13,411,616       1.0
SEMICONDUCTORS &                 2,716,600      +LSI Logic Corporation....................        24,096,242       1.8
  SEMICONDUCTOR EQUIPMENT
MEDIA                            1,822,628      +Liberty Media Corporation (Class A)......        21,671,047       1.6
COMMUNICATIONS EQUIPMENT         4,544,780      +Lucent Technologies Inc..................        12,907,175       1.0
METALS & MINING                    479,800      Massey Energy Company.....................         9,979,840       0.7
SEMICONDUCTORS &                   672,100      +Micron Technology, Inc...................         9,053,187       0.7
  SEMICONDUCTOR EQUIPMENT
COMMUNICATIONS EQUIPMENT         1,365,170      Motorola, Inc.............................        19,207,942       1.4
AEROSPACE & DEFENSE                926,400      Raytheon Company..........................        27,829,056       2.1
MEDIA                            1,724,100      +Time Warner Inc..........................        31,016,559       2.3
SPECIALTY RETAIL                 1,431,900      +Toys 'R' Us, Inc.........................        18,099,216       1.3
MEDIA                              574,800      The Walt Disney Company...................        13,410,084       1.0
                                                                                              --------------     -----
                                                                                                 350,633,526      26.1
-------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
-------------------------------------------------------------------------------------------------------------------------
SOFTWARE                           393,500      Computer Associates International, Inc....        10,758,290       0.8
CAPITAL MARKETS                    410,300      Janus Capital Group Inc...................         6,733,023       0.5
MEDIA                              461,500      Viacom, Inc. (Class B)....................        20,481,370       1.5
                                                                                              --------------     -----
                                                                                                  37,972,683       2.8
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (COST--$1,117,683,279)                         1,272,302,591      94.6
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

                      BENEFICIAL INTEREST/                                                                     PERCENT OF
                               SHARES HELD                SHORT-TERM SECURITIES                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                              $ 64,240,600      Merrill Lynch Liquidity Series, LLC Cash
                                                  Sweep Series I(a).......................    $   64,240,600       4.8%
                              $148,929,525      Merrill Lynch Liquidity Series, LLC Money
                                                  Market Series(a)(b).....................       148,929,525      11.1
                                49,643,175      Merrill Lynch Premier Institutional
                                                  Fund(a)(b)..............................        49,643,175       3.7
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST--$262,813,300)                             262,813,300      19.6
-------------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$1,380,496,579)....................     1,535,115,891     114.2
                                                LIABILITIES IN EXCESS OF OTHER ASSETS.....      (190,535,261)    (14.2)
                                                                                              --------------     -----
                                                NET ASSETS................................    $1,344,580,630     100.0%
                                                                                              ==============     =====
-------------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                             INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 64,240,600       $ 82,159
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(11,680,294)      $305,911
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  3,743,365       $123,907
Merrill Lynch Premier Institutional Fund....................   (79,106,816)      $ 73,239
----------------------------------------------------------------------------------------------

(b)  Security was purchased with the cash proceeds from securities loans.

(c)  American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $191,515,768)
  (identified cost--$1,380,496,579).........................                 $1,535,115,891
Receivables:
  Capital shares sold.......................................  $  4,749,996
  Dividends.................................................     1,939,605
  Securities sold...........................................     1,673,047
  Interest..................................................        67,465
  Securities lending--net...................................        15,056        8,445,169
                                                              ------------
Prepaid expenses............................................                          6,351
                                                                             --------------
Total assets................................................                  1,543,567,411
                                                                             --------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    198,572,700
Payables:
  Capital shares redeemed...................................       198,786
  Investment adviser........................................       109,308
  Other affiliates..........................................        13,116
  Distributor...............................................         5,104          326,314
                                                              ------------
Accrued expenses............................................                         87,767
                                                                             --------------
Total liabilities...........................................                    198,986,781
                                                                             --------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $1,344,580,630
                                                                             ==============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized+........................................                 $    9,131,929
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                        267,375
Paid-in capital in excess of par............................                  1,254,492,772
Accumulated distributions in excess of investment
  income--net...............................................  $    (15,306)
Accumulated realized capital losses on investments--net.....   (73,915,452)
Unrealized appreciation on investments--net.................   154,619,312
                                                              ------------
Total accumulated earnings--net.............................                     80,688,554
                                                                             --------------
NET ASSETS..................................................                 $1,344,580,630
                                                                             ==============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $1,306,426,679 and
  91,319,292 shares outstanding.............................                 $        14.31
                                                                             ==============
Class II--Based on net assets of $38,153,951 and 2,673,750
  shares outstanding........................................                 $        14.27
                                                                             ==============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class III as of December 31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $333,522 foreign withholding tax).........               $ 20,403,731
Interest....................................................                    388,070
Securities lending--net.....................................                    197,146
                                                                           ------------
Total income................................................                 20,988,947
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $6,864,454
Accounting services.........................................     386,206
Printing and shareholder reports............................     106,026
Professional fees...........................................     103,882
Directors' fees and expenses................................      72,041
Custodian fees..............................................      65,321
Distribution fees--Class II.................................      51,822
Transfer agent fees.........................................       5,001
Pricing services............................................         878
Registration fees...........................................          77
Other.......................................................      40,556
                                                              ----------
Total expenses..............................................                  7,696,264
                                                                           ------------
Investment income--net......................................                 13,292,683
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss from investments--net.........................                (32,094,141)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                358,414,414
                                                                           ------------
Total realized and unrealized gain on investments--net......                326,320,273
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $339,612,956
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2003              2002
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   13,292,683    $   12,518,438
Realized loss on investments--net...........................       (32,094,141)      (32,703,730)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       358,414,414      (232,551,310)
                                                                --------------    --------------
Net increase (decrease) in net assets resulting from
  operations................................................       339,612,956      (252,736,602)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................       (13,094,662)      (12,073,026)
  Class II..................................................          (333,589)         (327,037)
Realized gain on investments--net:
  Class I...................................................                --       (12,660,695)
  Class II..................................................                --          (436,927)
                                                                --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (13,428,251)      (25,497,685)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................       (66,202,415)        6,667,208
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................       259,982,290      (271,567,079)
Beginning of year...........................................     1,084,598,340     1,356,165,419
                                                                --------------    --------------
End of year*................................................    $1,344,580,630    $1,084,598,340
                                                                ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $      (15,306)   $      118,193
                                                                ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                             CLASS I**
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.      --------------------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        2003         2002         2001         2000         1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $    10.85   $    13.47   $    13.71   $    13.60   $    14.67
                                                            ----------   ----------   ----------   ----------   ----------
Investment income--net***.................................         .14          .12          .14          .24          .22
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................        3.47        (2.48)         .44         1.41         2.37
                                                            ----------   ----------   ----------   ----------   ----------
Total from investment operations..........................        3.61        (2.36)         .58         1.65         2.59
                                                            ----------   ----------   ----------   ----------   ----------
Less dividends and distributions:
  Investment income--net..................................        (.15)        (.13)        (.13)        (.24)        (.38)
  Realized gain on investments--net.......................          --         (.13)        (.69)       (1.30)       (3.28)
                                                            ----------   ----------   ----------   ----------   ----------
Total dividends and distributions.........................        (.15)        (.26)        (.82)       (1.54)       (3.66)
                                                            ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..............................  $    14.31   $    10.85   $    13.47   $    13.71   $    13.60
                                                            ==========   ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share........................      33.23%      (17.77%)       4.26%       12.65%       21.12%
                                                            ==========   ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................        .67%         .67%         .68%         .65%         .66%
                                                            ==========   ==========   ==========   ==========   ==========
Investment income--net....................................       1.17%        1.02%        1.00%        1.75%        1.59%
                                                            ==========   ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................  $1,306,427   $1,051,063   $1,310,134   $1,179,853   $1,042,885
                                                            ==========   ==========   ==========   ==========   ==========
Portfolio turnover........................................      24.57%       41.31%       61.04%       67.31%       86.46%
                                                            ==========   ==========   ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. ** Effective September 2, 2003, Class A Shares were redesignated Class I
    Shares.
***   Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                       CLASS II**
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.               ----------------------------------------------------
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2003       2002       2001       2000       1999
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $  10.82   $  13.43   $  13.68   $  13.58   $  14.65
                                                                --------   --------   --------   --------   --------
Investment income--net***....................................        .12        .11        .11        .22        .21
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.................................       3.46      (2.48)       .45       1.40       2.36
                                                                --------   --------   --------   --------   --------
Total from investment operations.............................       3.58      (2.37)       .56       1.62       2.57
                                                                --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net.....................................       (.13)      (.11)      (.12)      (.22)      (.36)
  Realized gain on investments--net..........................         --       (.13)      (.69)     (1.30)     (3.28)
                                                                --------   --------   --------   --------   --------
Total dividends and distributions............................       (.13)      (.24)      (.81)     (1.52)     (3.64)
                                                                --------   --------   --------   --------   --------
Net asset value, end of year.................................   $  14.27   $  10.82   $  13.43   $  13.68   $  13.58
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................     33.05%    (17.89%)     4.05%     12.46%     20.97%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................       .82%       .82%       .83%       .80%       .81%
                                                                ========   ========   ========   ========   ========
Investment income--net.......................................      1.02%       .87%       .85%      1.60%      1.49%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................   $ 38,154   $ 33,535   $ 46,031   $ 34,587   $ 19,051
                                                                ========   ========   ========   ========   ========
Portfolio turnover...........................................     24.57%     41.31%     61.04%     67.31%     86.46%
                                                                ========   ========   ========   ========   ========
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. ** Effective September 2, 2003, Class B Shares were redesignated Class II
    Shares.
***   Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Basic Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities,

--------------------------------------------------------------------------------

those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $2,069 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned

--------------------------------------------------------------------------------

subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2003, the Fund lent securities with a value of $18,337,063 to MLPF&S or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $82,044 in securities lending agent fees from the Fund.

  In addition, for the year ended December 31, 2003, MLPF&S earned $130,486 in commissions on the execution of portfolio security transactions.


  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $26,388 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $271,542,795 and $408,705,457, respectively.

  Net realized losses for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Gains
------------------------------------------------------------------
Long-term investments................  $(32,094,141)  $154,619,312
                                       ------------   ------------
Total................................  $(32,094,141)  $154,619,312
                                       ============   ============
------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $139,450,571, of which $212,834,769 related to appreciated securities and $73,384,198 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $1,395,665,320.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was ($66,202,415) and $6,667,208 for the years ended December 31, 2003 and December 31, 2002, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                       Shares         Amount
------------------------------------------------------------------
Shares sold..........................    4,319,589   $  51,652,267
Shares issued to shareholders in
 reinvestment of dividends...........      918,683      13,094,662
                                       -----------   -------------
Total issued.........................    5,238,272      64,746,929
Shares redeemed......................  (10,790,122)   (125,796,320)
                                       -----------   -------------
Net decrease.........................   (5,551,850)  $ (61,049,391)
                                       ===========   =============
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                       Shares         Amount
------------------------------------------------------------------
Shares sold..........................   10,531,910   $ 132,044,513
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................    2,032,101      24,733,721
                                       -----------   -------------
Total issued.........................   12,564,011     156,778,234
Shares redeemed......................  (12,963,969)   (146,573,813)
                                       -----------   -------------
Net increase (decrease)..............     (399,958)  $  10,204,421
                                       ===========   =============
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

------------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2003+                           Shares      Amount
------------------------------------------------------------------
Shares sold...............................    45,421   $   536,990
Shares issued to shareholders in
 reinvestment of dividends................    23,472       333,589
                                            --------   -----------
Total issued..............................    68,893       870,579
Shares redeemed...........................  (493,165)   (6,023,603)
                                            --------   -----------
Net decrease..............................  (424,272)  $(5,153,024)
                                            ========   ===========
------------------------------------------------------------------

+ Effective September 2, 2003, Class B Shares were redesignated Class II Shares.

------------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2002+                           Shares      Amount
------------------------------------------------------------------
Shares sold...............................   193,346   $ 2,473,430
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................    61,992       763,964
                                            --------   -----------
Total issued..............................   255,338     3,237,394
Shares redeemed...........................  (583,761)   (6,774,607)
                                            --------   -----------
Net decrease..............................  (328,423)  $(3,537,213)
                                            ========   ===========
------------------------------------------------------------------

+ Effective September 2, 2003, Class B Shares were redesignated Class II Shares.
5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

------------------------------------------------------------------
                                         12/31/2003    12/31/2002
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $13,428,251   $17,124,038
 Net long-term capital gains...........           --     8,373,647
                                         -----------   -----------
Total taxable distributions............  $13,428,251   $25,497,685
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (58,746,711)*
Unrealized gains--net..............................   139,435,265**
                                                     ------------
Total accumulated earnings--net....................  $ 80,688,554
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $58,746,711, of which $31,503,949 expires in 2010 and $27,242,762 expires in
   2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BASIC VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

ECONOMIC ENVIRONMENT

  The year started slowly as uncertainty regarding possible war in Iraq, coupled with fears of terrorism in the United States, hurt consumer confidence and prospects for growth. Gross domestic product for the first quarter of 2003 grew at only 1.4%, the same rate as the disappointing fourth quarter of 2002. In March, as combat commenced in Iraq, uncertainty began to lift. When all-out war ended soon after, we saw a surge in economic activity, which was most pronounced in the third quarter when growth increased to 8.2%.

  The acceleration in economic growth ultimately led to significant volatility in interest rates. The interest rate on the 10-year Treasury note, which began the year at 3.80%, spiked from 3.10% on June 15, 2003 to 4.60% on September 2, 2003. Investors, it seemed, had begun to factor in a potential tightening by the Federal Reserve Board and continued inflationary pressures.

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2003, the Fund's Class I Shares had a total return of +4.76%. The Fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned +4.10% for the same 12-month period.

  The portfolio was able to avoid much of the interest rate volatility by maintaining a meaningful position in spread sectors throughout the period. That is, we focused on areas with a lower correlation to Treasury issues, such as high yield bonds and mortgage-related securities, which were less vulnerable to fluctuations in interest rates. This strategy also provided for more attractive total returns, as the market was clearly rewarding investors for taking on additional risk. High yield investments, as measured by the unmanaged Merrill Lynch High Yield Index, returned +28.15% for the 12 months ended December 31, 2003. Equities, as measured by the unmanaged Standard & Poor's 500 (S&P 500) Index, returned +28.68%; investment grade corporate bonds, as measured by the unmanaged Merrill Lynch Corporate Master Index, returned +8.31%; and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the same period.

  Our emphasis on spread sectors included a focus on corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities and commercial mortgage-backed securities (CMBS). By strategically managing these sectors and taking advantage of opportunities available across the markets, we were able to consistently add value to the portfolio. In general, we remained overweight in these sectors throughout the period, with positions 12%-17% above the benchmark in aggregate.

  The most significant change during the year was a decision to increase the risk profile of the portfolio. At the start of the fiscal year, we had no exposure to the high yield sector. Slowly, we established a high yield allocation, with a maximum allocation during the period of approximately 5% of total assets. Given market dynamics during the period, we felt justified in taking on the additional risk associated with high yield securities. Since it appeared that the credit cycle was about to turn and cumulative default rates would continue to decline from their peak of about 11% in the third quarter of 2002, we believed that investors would be compensated for taking on the risk of lower-rated securities. At the same time, we increased our allocation in corporate bonds rated BBB from 15% of total assets to 25%. We also continued to add to our overweight position in the investment-grade corporate area, increasing the overall corporate overweight from approximately 2% of total assets at the beginning of the period to 5% at the close of the year.

  In addition to individual security selection, we utilized the derivative market to gain exposure in these same sectors. Throughout the period, we added to our overweight positions in spread product through the use of total return swaps in the high yield, mortgage and CMBS sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating-rate payment.

  The portfolio maintained a duration profile relatively close to that of the benchmark throughout the period. Given the steepness of the yield curve and the attractive absolute yields

--------------------------------------------------------------------------------

available further out on the curve, we made a conscious decision not to become too short relative to the benchmark, even though interest rates were at historic lows.

  As we closed out the year, we continued to position the portfolio to take advantage of opportunities in higher-beta sectors, such as BBB-rated corporate bonds and high yield securities, because we believe the yield curve will maintain its upward slope. An upward sloping yield curve tends to be a positive for spread sectors. In general, improving economic conditions should continue to support the high yield and investment-grade corporate bond sectors, and recent downward pressure on the U.S. dollar likely will exert upward pressure on the long end of the Treasury yield curve.

LOOKING AHEAD

  We intend to maintain our overweights to spread sectors at 12%--17% above the benchmark weighting and continue to use the derivatives market to help implement overall asset allocation decisions. Given the relatively benign interest rate forecast, we will continue to maintain a duration close to that of the benchmark. We do not expect the Federal Reserve Board to increase interest rates in the near term and, in fact, anticipate that monetary policy will remain on hold for some time to ensure a sustainable economic recovery.

IN CONCLUSION

  We thank you for your continued investment in Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Patrick Maldari
Patrick Maldari
Vice President and Co-Portfolio Manager

-s- James J. Pagano
James J. Pagano
Vice President and Co-Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------

                                                                CORE BOND V.I. FUND+-CLASS I        LEHMAN BROTHERS AGGREGATE
                                                                          SHARES*                          BOND INDEX++
                                                                ----------------------------        -------------------------
12/93                                                                     10000.00                           10000.00
12/94                                                                      9520.00                            9708.00
12/95                                                                     11438.00                           11502.00
12/96                                                                     11691.00                           11919.00
12/97                                                                     12701.00                           13070.00
12/98                                                                     13698.00                           14206.00
12/99                                                                     13376.00                           14089.00
12/00                                                                     14715.00                           15727.00
12/01                                                                     15699.00                           17055.00
12/02                                                                     17201.00                           18804.00
12/03                                                                     18020.00                           19576.00

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
  + The Fund invests at least 90% of its net assets in fixed income securities. ++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +4.76%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        +5.64
--------------------------------------------------------------------------
Ten Years Ended 12/31/03                                         +6.07
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +0.58%         +4.76%          2.88%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           +0.17          +4.10             --
--------------------------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
                           RATINGS++   RATINGS++      AMOUNT                ASSET-BACKED SECURITIES+             VALUE
--------------------------------------------------------------------------------------------------------------------------
                            AAA         Aaa        US$ 5,400,000      Ace Securities Corp., Series
                                                                        2003-OP1, Class A2, 1.51% due
                                                                        12/25/2033(b)......................  $   5,400,843
                            AAA         Aaa            2,540,831      Advanta Mortgage Loan Trust, 7.75%
                                                                        due 10/25/2026.....................      2,665,292
                            AAA         Aaa            5,200,000      Banc of America Large Loan, Series
                                                                        2003-BBA2, Class A3, 1.44% due
                                                                        11/15/2015(a)(b)...................      5,202,437
                            AAA         Aaa            4,900,000      CIT Equipment Collateral, Series
                                                                        2003-VT1, Class A3A, 1.25% due
                                                                        4/20/2007(b).......................      4,905,193
                            AAA         Aaa            5,900,000      CIT Group Home Equity Loan Trust,
                                                                        Series 2003-1, Class A2, 2.35% due
                                                                        4/20/2027..........................      5,913,864
                                                                      California Infrastructure PG&E,
                                                                        Series 1997-1:
                            AAA         Aaa            1,313,360        Class A6, 6.38% due 9/25/2008......      1,398,772
                            AAA         Aaa            1,843,926        Class A7, 6.42% due 9/25/2008......      1,961,241
                                                                      Capital Auto Receivables Asset Trust,
                                                                        Series 2003-2(b):
                            AAA         Aaa            4,900,000        Class A3B, 1.203% due 2/15/2007....      4,900,685
                            A+          Aa3            1,650,000        Class B1, 1.443% due 1/15/2009.....      1,649,505
                            AAA         Aaa            3,950,000      Capital One Auto Finance Trust,
                                                                        Series 2003-A, Class A3B, 1.28% due
                                                                        10/15/2007(b)......................      3,957,180
                            NR*         NR*            6,500,000      Capital One Master Trust, Series
                                                                        2000-4, Class C, 1.963% due
                                                                        8/15/2008(a)(b)....................      6,481,972
                            AAA         Aaa            5,725,838      Centex Home Equity, Series 2003-B,
                                                                        Class AV, 1.421% due
                                                                        6/25/2033(b).......................      5,724,017
                                                                      Chase Credit Card Master Trust, Class
                                                                        C(b):
                            BBB         Baa2           3,550,000        Series 2000-3, 1.863% due
                                                                        1/15/2008..........................      3,566,632
                            BBB         Baa2           6,500,000        Series 2003-1, 2.263% due
                                                                        4/15/2008..........................      6,566,397
                            AAA         NR*            5,150,000      CountryWide Asset-Backed
                                                                        Certificates, Series 2003-BC3,
                                                                        Class A2, 1.429% due
                                                                        9/25/2033(b).......................      5,143,417
                            AAA         Aaa            8,486,412      Countrywide Home Loans, Series
                                                                        2003-R4, Class 1A1A, 2.216% due
                                                                        7/25/2019..........................      8,495,694
                            BBB         Baa2           2,100,000      First Bankcard Master Credit Card
                                                                        Trust, Series 2001-1A, Class C,
                                                                        2.313% due 11/15/2006(a)(b)........      2,103,428
                            AAA         Aaa            4,000,000      First Franklin Mortgage Loan
                                                                        Association, Series 2003-FF5, Class
                                                                        A2, 2.82% due 3/25/2034(b).........      4,000,000
                            AAA         NR*            5,266,934      GMAC Mortgage Corporation Loan Trust,
                                                                        Series 2003-J7, Class A10, 5.50%
                                                                        due 11/25/2033.....................      5,358,084
                            AAA         Aaa            3,200,000      Household Automotive Trust, Series
                                                                        2002-3, Class A3A, 2.75% due
                                                                        6/18/2007..........................      3,238,966
                            AAA         Aaa            2,283,037      Household Home Equity Loan Trust,
                                                                        Series 2002-2, Class A, 1.449% due
                                                                        4/20/2032(b).......................      2,282,519
                            AAA         Aaa            3,854,964      Long Beach Mortgage Loan Trust,
                                                                        Series 2002-4, Class 2A, 1.601% due
                                                                        11/26/2032(b)......................      3,864,194
                            AAA         Aaa            4,962,720      MASTR Asset Securitization Trust,
                                                                        Series 2003-10, 5.50% due
                                                                        11/25/2033.........................      4,965,822
                            A+          A2             2,222,200      MBNA Master Credit Card Trust, Series
                                                                        1999-F, Class B, 1.57% due
                                                                        1/16/2007(b).......................      2,223,089

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
                           RATINGS++   RATINGS++      AMOUNT                ASSET-BACKED SECURITIES+             VALUE
--------------------------------------------------------------------------------------------------------------------------
                                                                      Option One Mortgage Loan Trust(b):
                            AAA         Aaa        US$ 2,741,014        Series 2002-4, Class A, 1.401% due
                                                                        7/25/2032..........................  $   2,736,059
                            AAA         Aaa            6,145,213        Series 2003-4, Class A2, 1.461% due
                                                                        7/25/2033..........................      6,139,077
                            AAA         Aaa            5,253,960      Residential Asset Mortgage Products,
                                                                        Inc., Series 2003-RS7, Class AI1,
                                                                        1.271% due 6/25/2018(b)............      5,252,496
                                                                      Residential Asset Securities
                                                                        Corporation:
                            AAA         Aaa            5,000,000        Series 2002-KS8, Class A2, 3.04%
                                                                        due 5/25/2023......................      5,038,630
                            AAA         Aaa            6,878,990        Series 2003-KS5, Class AIIB, 1.431%
                                                                        due 7/25/2033(b)...................      6,862,409
                            AAA         Aaa            6,260,788      Saxon Asset Securities Trust, Series
                                                                        2002-3, Class AV, 1.541% due
                                                                        12/25/2032(b)......................      6,269,639
                            A           A2             4,500,000      Superior Wholesale Inventory
                                                                        Financing Trust, Series 2001, Class
                                                                        A7, 1.563% due 6/15/2006(b)........      4,493,745
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL ASSET-BACKED SECURITIES
                                                                      (COST--$138,435,636)--20.0%              138,761,298
--------------------------------------------------------------------------------------------------------------------------
                                                                         GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------
                                                                      Fannie Mae:
                            AAA         Aaa            4,200,000        6.375% due 6/15/2009...............      4,749,368
                            AAA         Aaa            2,930,000        6% due 5/15/2011...................      3,247,436
                            AAA         Aaa            4,840,000        7.125% due 1/15/2030...............      5,829,809
                            AAA         Aaa            5,490,000      Freddie Mac, 6.625% due 9/15/2009....      6,278,205
                                                                      U.S. Treasury Bonds & Notes:
                            AAA         Aaa              455,000        1.875% due 9/30/2004...............        457,577
                            AAA         Aaa           27,590,000        7% due 7/15/2006...................     30,904,028
                            AAA         Aaa              610,000        3% due 2/15/2008...................        612,835
                            AAA         Aaa            1,975,000        3.125% due 9/15/2008...............      1,973,843
                            AAA         Aaa            2,280,000        6.50% due 2/15/2010................      2,649,431
                            AAA         Aaa              820,000        4.25% due 11/15/2013...............        819,103
                            AAA         Aaa            3,720,000        7.50% due 11/15/2016(f)............      4,736,025
                            AAA         Aaa            2,270,000        8.125% due 8/15/2019...............      3,066,273
                            AAA         Aaa            7,910,000        7.25% due 8/15/2022................      9,982,974
                            AAA         Aaa            1,630,000        6.25% due 8/15/2023................      1,857,882
                            AAA         Aaa            1,630,000        6.625% due 2/15/2027...............      1,946,895
                            AAA         Aaa            4,420,000        5.375% due 2/15/2031...............      4,609,406
                                                                      U.S. Treasury Inflation Indexed
                                                                        Notes:
                            AAA         Aaa            3,546,621        3.875% due 1/15/2009...............      4,005,018
                            AAA         Aaa            3,099,271        3.50% due 1/15/2011................      3,483,231
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                                      (COST--$89,290,278)--13.1%                91,209,339
--------------------------------------------------------------------------------------------------------------------------
                                                                                GOVERNMENT AGENCY
                                                                           MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------------
                                                                      Fannie Mae:
                            AAA         Aaa            6,000,000        2.01% due 11/25/2033...............      6,000,000
                            AAA         Aaa            4,540,938        5% due 1/15/2019...................      4,630,340
                            AAA         Aaa            3,522,982        6% due 2/01/2017...................      3,699,219
                            AAA         Aaa            4,157,561        6% due 1/15/2034...................      4,296,581
                            AAA         Aaa           22,829,878        6.50% due 6/01/2031-1/15/2034......     23,875,657
                            AAA         Aaa            6,238,186        7% due 5/01/2031-3/01/2032.........      6,605,122
                            AAA         Aaa            4,551,655        7.50% due 2/01/2026-10/01/2032.....      4,864,163
                            AAA         Aaa            4,584,410        8% due 9/01/2030-4/01/2032.........      4,945,283
                                                                      Freddie Mac:
                            AAA         Aaa            6,552,258        4.50% due 8/01/2018-9/01/2018......      6,559,103
                            AAA         Aaa           22,954,801        5% due 7/01/2018-1/15/2019.........     23,386,644

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE                     GOVERNMENT AGENCY
                           RATINGS++   RATINGS++      AMOUNT               MORTGAGE-BACKED SECURITIES+           VALUE
--------------------------------------------------------------------------------------------------------------------------
                                                                      Freddie Mac (concluded):
                            AAA         Aaa        US$16,820,768        5% due 8/01/2033-1/15/2034.........  $  16,611,050
                            AAA         Aaa           25,750,000        5.50% due 1/15/2034................     26,055,781
                            AAA         Aaa            6,344,463        6% due 6/01/2016-9/01/2017.........      6,657,549
                            AAA         Aaa           37,665,800        6% due 1/15/2034...................     38,913,480
                            AAA         Aaa            2,287,338        6.50% due 5/01/2016-6/01/2016......      2,422,979
                            AAA         Aaa            3,638,210        7% due 10/01/2031-9/01/2032........      3,849,448
                            AAA         Aaa            2,354,069        7.50% due 11/01/2029-5/01/2032.....      2,528,147
                                                                      Government National Mortgage
                                                                        Association:
                            AAA         Aaa            1,200,000        5% due 1/15/2019...................      1,228,874
                            AAA         Aaa            4,442,271        6.50% due 5/15/2031-4/15/2032......      4,684,450
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL GOVERNMENT AGENCY
                                                                      MORTGAGE-BACKED SECURITIES
                                                                      (COST--$190,138,097)--27.7%              191,813,870
--------------------------------------------------------------------------------------------------------------------------
                                                                              NON-GOVERNMENT AGENCY
                                                                           MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE     AAA         Aaa            3,950,000      Collateralized Mortgage Pass-Through
OBLIGATIONS--3.5%                                                       Certificates, Series 2003-FL8,
                                                                        Class A-2, 1.363% due
                                                                        7/15/2015(a)(b)....................      3,948,463
                            AAA         NR*            2,235,127      Deutsche Mortgage Securities, Inc.,
                                                                        Series 2003-1, Class 1A1, 4.50% due
                                                                        4/25/2033..........................      2,257,718
                            AAA         Aaa            7,850,000      Granite Mortgages PLC, Series 2003-2,
                                                                        Class 1A2, 1.32% due
                                                                        7/20/2020(b).......................      7,850,000
                            AAA         Aaa            6,700,000      RMAC, Series 2003-NS2A, Class A2C,
                                                                        1.54% due 9/12/2035(b).............      6,716,750
                            AAA         Aaa            2,589,526      Structured Asset Securities
                                                                        Corporation, Series 2002-9, Class
                                                                        A2, 1.441% due 10/25/2027(b).......      2,587,293
                                                                      Washington Mutual Inc.(b):
                            AAA         Aaa              580,941        Series 2002-AR4, Class A7, 5.518%
                                                                        due 4/26/2032......................        589,359
                            AAA         Aaa              124,952        Series 2003-AR1, Class A2, 2.92%
                                                                        due 3/25/2033......................        124,860
                                                                                                             -------------
                                                                                                                24,074,443
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-        AAA         Aaa            7,450,000      Commercial Mortgage Pass-Thru
BACKED SECURITIES--4.8%                                                 Certificates, Series 2003-FL9,
                                                                        Class A3, 1.44% due
                                                                        11/15/2015(b)......................      7,450,000
                                                                      Greenwich Capital Commercial Funding
                                                                        Corporation:
                            AAA         Aaa            4,600,000        Series 2002-C1, Class A4, 4.948%
                                                                        due 1/11/2035......................      4,672,799
                            AAA         Aaa            6,439,509        Series 2003-FL1, Class A, 1.49% due
                                                                        1/05/2006(b).......................      6,438,010
                            AAA         Aaa            3,800,000      LB-UBS Commercial Mortgage Trust,
                                                                        Series 2002-C1, Class A3, 6.226%
                                                                        due 3/15/2026......................      4,196,844
                            AAA         NR*            3,100,000      Nationslink Funding Corporation,
                                                                        Series 1999-2, Class A3, 7.181% due
                                                                        6/20/2031..........................      3,389,848
                            AAA         Aaa            7,250,000      Wachovia Bank Commercial Mortgage
                                                                        Trust, Series 2003-WHL2, Class A3,
                                                                        1.44% due 6/15/2013(a)(b)..........      7,247,575
                                                                                                             -------------
                                                                                                                33,395,076
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL NON-GOVERNMENT AGENCY
                                                                      MORTGAGE-BACKED SECURITIES
                                                                      (COST--$56,737,261)--8.3%                 57,469,519
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
INDUSTRY(++)               RATINGS++   RATINGS++      AMOUNT                 CORPORATE BONDS & NOTES             VALUE
--------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%     BBB+        Baa1       US$   775,000      Hanson PLC, 7.875% due 9/27/2010.....  $     914,753
--------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--0.2%           BB-         Ba3            1,380,000      Echostar DBS Corporation, 5.75% due
                                                                        10/01/2008(a)......................      1,395,525
--------------------------------------------------------------------------------------------------------------------------
CANADIAN                    BB+         Ba1              230,000      Abitibi Consolidated Inc., 8.55% due
CORPORATES**--0.2%                                                      8/01/2010(3).......................        256,128
                            BBB+        Baa2             685,000      Potash Corporation of Saskatchewan,
                                                                        7.75% due 5/31/2011(3).............        804,304
                                                                                                             -------------
                                                                                                                 1,060,432
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &       BBB         Baa3             715,000      Waste Management Inc., 7.375% due
SUPPLIES--0.1%                                                          8/01/2010..........................        826,204
--------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.6%                                                      Sealed Air Corporation:
                            BBB         Baa3           2,985,000        5.375% due 4/15/2008...............      3,151,829
                            BBB         Baa3           1,075,000        6.95% due 5/15/2009(a).............      1,208,155
                                                                                                             -------------
                                                                                                                 4,359,984
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--0.1%           A-          Baa3             725,000      Brascan Corporation, 5.75% due
                                                                        3/01/2010..........................        767,518
--------------------------------------------------------------------------------------------------------------------------
FINANCE--0.9%                                                         Household Finance Corporation:
                            A           A1               955,000        4.625% due 1/15/2008...............        992,748
                            A           A1               955,000        5.875% due 2/01/2009...............      1,037,096
                            A           A1             1,785,000        6.75% due 5/15/2011................      2,009,451
                            BBB-        Ba1              695,000      IOS Capital LLC, 7.25% due
                                                                        6/30/2008..........................        740,175
                            AA          Aa3              420,000      Texaco Capital Inc., 8.625% due
                                                                        6/30/2010..........................        528,221
                            A-          A3             1,010,000      Textron Financial Corporation, 2.75%
                                                                        due 6/01/2006......................      1,007,914
                                                                                                             -------------
                                                                                                                 6,315,605
--------------------------------------------------------------------------------------------------------------------------
FINANCE--BANKS--4.1%        A-          A1               620,000      Banc One Corp., 8% due 4/29/2027.....        779,081
                            A+          Aa2            2,425,000      Bank of America Corporation, 5.875%
                                                                        due 2/15/2009......................      2,657,063
                            A-          Aa3            2,615,000      BankAmerica Capital III, 1.72% due
                                                                        1/15/2027(b).......................      2,466,253
                            BBB-        Baa2           1,025,000      Capital One Bank, 4.875% due
                                                                        5/15/2008..........................      1,054,882
                            A-          A2             1,735,000      Chase Capital II, 1.663% due
                                                                        2/01/2027(b).......................      1,607,757
                            A-          A2             1,480,000      Chase Capital III, 1.723% due
                                                                        3/01/2027(b).......................      1,379,554
                                                                      Citigroup Inc.:
                            A+          Aa2            1,400,000        7.25% due 10/01/2010...............      1,631,781
                            AA-         Aa1               44,000        6.50% due 1/18/2011................         49,609
                            A+          Aa2            1,300,000        6.625% due 6/15/2032...............      1,408,273
                            BB+         Baa3             725,000      Firstbank Puerto Rico, 7.625% due
                                                                        12/20/2005.........................        778,730
                            BBB+        A1             1,820,000      First Chicago NBD Capital I, 1.713%
                                                                        due 2/01/2027(b)...................      1,709,648
                                                                      FleetBoston Financial Corporation:
                            A           A1               410,000        3.85% due 2/15/2008................        416,768
                            A-          A2               440,000        6.375% due 5/15/2008...............        487,987
                            A+          Aa3            1,410,000      HBOS PLC, 6% due 11/01/2033(a).......      1,401,715
                            BB+         NR*              425,000      Hudson United Bancorp Inc., 8.20% due
                                                                        9/15/2006..........................        465,701
                            A-          Aa3            2,040,000      Nationsbank Capital Trust III, 1.70%
                                                                        due 1/15/2027(b)...................      1,912,867
                            BBB+        A3             1,855,000      PNC Funding Corporation, 6.125% due
                                                                        2/15/2009..........................      2,043,145
                            BBB+        A3               550,000      Popular North America, Inc., 3.875%
                                                                        due 10/01/2008.....................        548,970
                            BB+         Ba1            1,990,000      Provident Bank, 6.375% due
                                                                        1/15/2004..........................      1,990,000
                            A-          A3               295,000      Saint George Bank Limited, 5.30% due
                                                                        10/15/2015(a)......................        295,231

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
INDUSTRY(++)               RATINGS++   RATINGS++      AMOUNT                 CORPORATE BONDS & NOTES             VALUE
--------------------------------------------------------------------------------------------------------------------------
FINANCE--BANKS
(CONCLUDED)
                            A-          A3         US$   325,000      Synovus Financial, 4.875% due
                                                                        2/15/2013..........................  $     319,708
                            A+          Aa3            2,070,000      US Bancorp, 1.318% due
                                                                        9/16/2005(b).......................      2,072,103
                            BBB+        A3               900,000      Washington Mutual Inc., 7.50% due
                                                                        8/15/2006..........................      1,005,428
                            AA-         Aa1              246,000      Wells Fargo & Company, 5.125% due
                                                                        2/15/2007..........................        262,447
                                                                                                             -------------
                                                                                                                28,744,701
--------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--6.0%        A+          A1             1,110,000      American Honda Finance, 1.42% due
                                                                        10/03/2005(a)(b)...................      1,114,576
                            A           A1             2,595,000      Bear Stearns Company Inc., 5.70% due
                                                                        11/15/2014.........................      2,704,989
                            BBB         Baa2             930,000      Certegy Inc., 4.75% due 9/15/2008....        953,422
                            A           A3             1,685,000      Countrywide Home Loan, 5.625% due
                                                                        7/15/2009..........................      1,808,548
                                                                      Deutsche Telekom International
                                                                        Finance:
                            BBB+        Baa3             875,000        8.50% due 6/15/2010................      1,057,976
                            BBB+        Baa3             900,000        8.75% due 6/15/2030................      1,149,685
                                                                      Ford Motor Credit Company:
                            BBB-        A3             1,395,000        7.375% due 10/28/2009..............      1,531,935
                            BBB-        A3             4,560,000        7% due 10/01/2013..................      4,809,336
                                                                      General Motors Acceptance
                                                                        Corporation:
                            BBB         A3             8,000,000        2.41% due 10/20/2005(b)............      8,060,072
                            BBB         A3               645,000        6.875% due 8/28/2012...............        693,908
                            BBB         A3             1,704,000        8% due 11/01/2031..................      1,913,536
                            A+          A1               365,000      Golden West Financial Corporation,
                                                                        4.75% due 10/01/2012...............        365,294
                            A+          Aa3            3,640,000      Goldman Sachs Group, Inc., 6.875% due
                                                                        1/15/2011..........................      4,133,613
                            AA-         A1               710,000      International Lease Finance
                                                                        Corporation, 2.95% due 5/23/2006...        715,618
                            A+          A1             1,685,000      J.P. Morgan Chase & Co., 4.50% due
                                                                        11/15/2010.........................      1,698,391
                            A           A1             1,715,000      Lehman Brothers Holdings, Inc., 3.50%
                                                                        due 8/07/2008......................      1,704,279
                                                                      MBNA America Bank NA:
                            BBB+        Baa1           1,000,000        6.875% due 7/15/2004(a)............      1,026,185
                            BBB         Baa2             710,000        7.125% due 11/15/2012..............        811,936
                                                                      MBNA Corporation:
                            BBB         Baa2             405,000        6.25% due 1/17/2007................        440,920
                            BBB         Baa2             250,000        5.625% due 11/30/2007..............        267,504
                            A           A2               315,000      Mellon Funding Corporation, 5% due
                                                                        12/01/2014.........................        315,794
                            A+          Aa3              985,000      Morgan Stanley, 6.75% due 4/15/2011..      1,114,449
                            AA          Aa3              960,000      Principal Life Global, 6.25% due
                                                                        2/15/2012(a).......................      1,045,630
                            A-          A2               115,000      Regions Financial Corporation, 6.375%
                                                                        due 5/15/2012......................        126,512
                            A+          A2             1,030,000      Verizon Global Funding Corporation,
                                                                        6.875% due 6/15/2012...............      1,155,377
                            BBB-        Baa1             815,000      UFJ Finance Aruba A.E.C., 6.75% due
                                                                        7/15/2013..........................        869,197
                                                                                                             -------------
                                                                                                                41,588,682
--------------------------------------------------------------------------------------------------------------------------
FOREIGN                     AAA         Aaa        Y 713,900,000      International Bank for Reconstruction
OBLIGATIONS**--1.0%                                                     & Development, 4.75% due
                                                                        12/20/2004(1)......................      6,963,040
--------------------------------------------------------------------------------------------------------------------------
GAMING--0.2%                BB+         Ba1        US$ 1,595,000      MGM Mirage Inc., 6% due 10/01/2009...      1,638,863
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        BBB-        Ba1            1,600,000      American Greetings, 6.10% due
GOODS--1.0%                                                             8/01/2028..........................      1,648,000
                            A           A2               445,000      Brown-Forman Corporation, 3% due
                                                                        3/15/2008..........................        435,531

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
INDUSTRY(++)               RATINGS++   RATINGS++      AMOUNT                 CORPORATE BONDS & NOTES             VALUE
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER
GOODS (CONCLUDED)
                            BBB         Baa2       US$ 1,315,000      Cadbury Schweppes US Finance LLC,
                                                                        5.125% due 10/01/2013(a)...........  $   1,306,437
                            A           A3               850,000      Coca-Cola HBC Finance BV, 5.125% due
                                                                        9/17/2013(a).......................        852,190
                            BBB-        Baa3             690,000      The Dial Corporation, 6.50% due
                                                                        9/15/2008..........................        771,836
                            BBB+        Baa1           1,520,000      Miller Brewing Company, 5.50% due
                                                                        8/15/2013(a).......................      1,552,897
                            BB+         Ba1              425,000      Tricon Global Restaurants, 8.875% due
                                                                        4/15/2011..........................        515,313
                                                                                                             -------------
                                                                                                                 7,082,204
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.6%    BBB+        Baa1           1,155,000      AGL Capital Corporation, 4.45% due
                                                                        4/15/2013..........................      1,096,944
                                                                      Anadarko Finance Company:
                            BBB+        Baa1             165,000        6.75% due 5/01/2011................        187,049
                            BBB+        Baa1             290,000        7.50% due 5/01/2031................        339,729
                            BBB+        Baa1             400,000      Anadarko Petroleum Corporation,
                                                                        5.375% due 3/01/2007...............        427,623
                            A           A2             1,010,000      Colonial Pipeline, 7.63% due
                                                                        4/15/2032(a).......................      1,235,940
                            A-          A3               971,500      Kern River Funding Corporation,
                                                                        4.893% due 4/30/2018(a)............        966,817
                            BBB+        Baa1             755,000      Kinder Morgan Energy, 5.35% due
                                                                        8/15/2007..........................        808,914
                            BBB-        Baa3             905,000      MidAmerican Energy Holdings, 5.875%
                                                                        due 10/01/2012.....................        948,920
                            NR*         A1               745,000      Motiva Enterprises LLC, 5.20% due
                                                                        9/15/2012(a).......................        758,431
                            BBB-        Ba1            2,340,000      Plains All American Pipeline LP,
                                                                        5.625% due 12/15/2013(a)...........      2,360,475
                            BBB         Baa2             635,000      TGT Pipeline, LLC, 5.20% due
                                                                        6/01/2018..........................        594,571
                            BBB+        Baa1           1,205,000      Texas Gas Transmission Corporation,
                                                                        4.60% due 6/01/2015................      1,135,414
                                                                                                             -------------
                                                                                                                10,860,827
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A-          A2               900,000      Alcoa Inc., 1.46% due 12/06/2004(b)..        901,971
MANUFACTURING--4.7%
                            BBB-        Baa3           1,425,000      Cia Brasileira de Bebida, 8.75% due
                                                                        9/15/2013(a).......................      1,510,500
                                                                      Daimler-Chrysler NA Holdings:
                            BBB         A3             6,900,000        1.97% due 9/26/2005(b).............      6,919,148
                            BBB         A3             1,250,000        6.40% due 5/15/2006................      1,339,259
                            BBB         A3               680,000        7.75% due 1/18/2011................        777,619
                            A           A2               300,000      Emerson Electric Company, 6% due
                                                                        8/15/2032..........................        305,772
                            AAA         Aaa            3,545,000      General Electric Company, 5% due
                                                                        2/01/2013..........................      3,585,183
                                                                      General Motors Corporation:
                            BBB         Baa1             890,000        7.20% due 1/15/2011................        978,542
                            BBB         Baa1           2,030,000        7.125% due 7/15/2013...............      2,226,240
                                                                      Hutchison Whampoa International Ltd.:
                            A-          A3               695,000        5.45% due 11/24/2010...............        704,943
                            A-          A3             2,080,000        6.25% due 1/24/2014(a).............      2,111,994
                            BB+         Ba1              770,000      Hyundai Motor Manufacturing Alabama,
                                                                        LLC, 5.30% due 12/19/2008(a).......        772,303
                            BB+         Baa3             840,000      Jabil Circuit Inc., 5.875% due
                                                                        7/15/2010..........................        876,180
                            BBB-        Ba1            1,205,000      Lear Corporation, 8.11% due
                                                                        5/15/2009..........................      1,417,381
                            BBB         Baa2             660,000      Martin Marietta Corp., 7.375% due
                                                                        4/15/2013..........................        762,159
                            BBB-        Baa3             755,000      Precision Castparts Corp., 5.60% due
                                                                        12/15/2013(a)......................        759,528

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
INDUSTRY(++)               RATINGS++   RATINGS++      AMOUNT                 CORPORATE BONDS & NOTES             VALUE
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--MANUFACTURING
(CONCLUDED)
                                                                      Raytheon Company:
                            BBB-        Baa3       US$ 3,025,000        8.30% due 3/01/2010................  $   3,629,722
                            BBB-        Baa3             830,000        6.75% due 3/15/2018................        896,409
                            BBB-        Ba2            2,185,000      Tyco International Group SA, 6.75%
                                                                        due 2/15/2011......................      2,387,112
                                                                                                             -------------
                                                                                                                32,861,965
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+        Baa1           4,552,000      AOL Time Warner Inc., 6.875% due
SERVICES--5.0%                                                          5/01/2012..........................      5,122,388
                                                                      Aramark Services Inc.:
                            BBB-        Baa3           1,035,000        6.75% due 8/01/2004................      1,061,116
                            BBB-        Baa3           1,020,000        6.375% due 2/15/2008...............      1,088,193
                            BBB-        Baa3           1,485,000      British Sky Broadcasting Group PLC,
                                                                        8.20% due 7/15/2009................      1,767,906
                                                                      Cendant Corporation:
                            BBB         Baa1             990,000        6.875% due 8/15/2006...............      1,086,170
                            BBB         Baa1             930,000        6.25% due 1/15/2008................      1,014,470
                            BBB         Baa3           1,110,000      Comcast Cable Communications, Inc.,
                                                                        5.85% due 1/15/2010................      1,185,162
                                                                      HCA Inc.:
                            BBB-        Ba1              660,000        6.95% due 5/01/2012................        707,660
                            BBB-        Ba1            1,310,000        6.30% due 10/01/2012...............      1,350,631
                            BBB         Ba1            1,650,000      Lenfest Communications, Inc., 10.50%
                                                                        due 6/15/2006......................      1,923,004
                                                                      Liberty Media Corporation:
                            BBB-        Baa3           6,900,000        2.67% due 9/17/2006(b).............      6,975,003
                            BBB-        Baa3             775,000        7.875% due 7/15/2009...............        897,744
                            BBB-        Baa3           1,610,000        5.70% due 5/15/2013................      1,628,137
                                                                      Manor Care, Inc.:
                            BBB         Ba1            1,080,000        7.50% due 6/15/2006................      1,171,800
                            BBB         Ba1              520,000        6.25% due 5/01/2013................        547,950
                                                                      News America Incorporated:
                            BBB-        Baa3             415,000        6.55% due 3/15/2033................        431,112
                            BBB-        Baa3             555,000        6.75% due 1/09/2038................        619,732
                            BBB+        Baa1             465,000      PHH Corporation, 6% due 3/01/2008....        500,323
                            BBB         Baa3             220,000      SuperValu Inc., 7.50% due 5/15/2012..        249,910
                            BBB         Baa3           1,102,000      Tele-Communications Inc., 9.80% due
                                                                        2/01/2012..........................      1,437,499
                            BBB-        Baa3             830,000      USA Interactive, 7% due 1/15/2013....        915,140
                            BBB-        Baa3           1,110,000      Univision Communication Inc., 7.85%
                                                                        due 7/15/2011......................      1,319,611
                                                                      Wyeth:
                            A           Baa1           1,135,000        5.50% due 2/01/2014................      1,147,956
                            A           Baa1             560,000        6.50% due 2/01/2034................        572,616
                                                                                                             -------------
                                                                                                                34,721,233
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                AAA         Aaa              720,000      American Airlines, 3.857% due
TRANSPORTATION--1.1%                                                    7/09/2010..........................        711,582
                            BBB+        Baa2             455,000      Burlington Northern Santa Fe
                                                                        Corporation, 7.95% due 8/15/2030...        561,551
                                                                      Continental Airlines, Inc.:
                            AAA         Aaa              600,000        6.563% due 2/15/2012...............        638,044
                            BBB         Ba3            1,475,000        7.875% due 7/02/2018...............      1,483,658
                            BBB         Baa1           1,920,000      Norfolk Southern Corporation, 7.25%
                                                                        due 2/15/2031......................      2,174,233
                                                                      Southwest Airlines Co.:
                            A           Baa1             190,000        8% due 3/01/2005...................        201,643
                            A           Baa1             940,000        7.875% due 9/01/2007...............      1,072,781
                                                                      Union Pacific Corporation:
                            BBB         Baa2             490,000        7.25% due 11/01/2008...............        557,417
                            A           Aa3              340,000        4.698% due 1/02/2024...............        327,383
                                                                                                             -------------
                                                                                                                 7,728,292
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
INDUSTRY(++)               RATINGS++   RATINGS++      AMOUNT                 CORPORATE BONDS & NOTES             VALUE
--------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.0%             BBB+        Baa2       US$   860,000      Berkley (WR) Corporation, 5.125% due
                                                                        9/30/2010..........................  $     869,186
                            AA-         A2               380,000      Marsh & McLennan Companies Inc.,
                                                                        3.625% due 2/15/2008...............        381,340
                            BBB+        Baa3           1,560,000      NLV Financial Corporation, 7.50% due
                                                                        8/15/2033(a).......................      1,620,026
                            BBB+        Baa3           1,035,000      RLI Corp., 5.95% due 1/15/2014.......      1,030,602
                            A-          Baa1           1,930,000      Security Benefit Life, 7.45% due
                                                                        10/01/2033(a)......................      1,968,897
                            A-          A2               815,000      Travelers Property Casualty, 6.375%
                                                                        due 3/15/2033(a)...................        849,857
                                                                                                             -------------
                                                                                                                 6,719,908
--------------------------------------------------------------------------------------------------------------------------
OIL REFINERIES--0.4%        A-          Baa1             480,000      EnCana Corp., 4.75% due 10/15/2013...        473,218
                            BBB         Baa3           2,110,000      Ultramar Diamond Shamrock, 6.75% due
                                                                        10/15/2037.........................      2,322,327
                                                                                                             -------------
                                                                                                                 2,795,545
--------------------------------------------------------------------------------------------------------------------------
PAPER--1.1%                 BB          Ba2            2,265,000      Boise Cascade Corporation, 7.66% due
                                                                        5/27/2005..........................      2,371,283
                            BBB+        Baa2           1,260,000      Celulosa Arauco y Constitucion SA,
                                                                        8.625% due 8/15/2010...............      1,505,638
                            BBB         Baa2           2,205,000      Champion International Corp., 6.65%
                                                                        due 12/15/2037.....................      2,470,257
                            BBB-        Baa3             710,000      Rock-Tenn Company, 5.625% due
                                                                        3/15/2013..........................        714,236
                            BBB         Baa2             695,000      Sappi Papier Holdings AG, 6.75% due
                                                                        6/15/2012(a).......................        759,731
                                                                                                             -------------
                                                                                                                 7,821,145
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT      BBB         Baa2           1,360,000      Camden Property Trust, 5.375% due
TRUST--1.5%                                                             12/15/2013.........................      1,368,191
                            BBB         Baa3             575,000      Developers Diversified Realty, 6.625%
                                                                        due 1/15/2008......................        621,833
                            BBB+        Baa1           1,675,000      Duke Realty Corporation, 5.25% due
                                                                        1/15/2010..........................      1,750,943
                            BBB         Baa2             955,000      HRPT Properties Trust, 5.75% due
                                                                        2/15/2014..........................        957,590
                            BBB+        Baa2             300,000      Health Care Properties Inc., 7.48%
                                                                        due 4/05/2004......................        303,512
                                                                      Health Care Properties Investors
                                                                        Inc.:
                            BBB+        Baa2             700,000        6.50% due 2/15/2006................        745,954
                            BBB+        Baa2           1,260,000        6.45% due 6/25/2012................      1,366,386
                            BBB-        Baa3             640,000      Health Care REIT, Inc., 6% due
                                                                        11/15/2013.........................        646,794
                            BBB-        Baa3             775,000      Nationwide Health Properties, 6.59%
                                                                        due 7/07/2038......................        761,158
                            BBB         Baa3             670,000      United Dominion Realty Trust, Inc.,
                                                                        6.50% due 6/15/2009................        738,401
                            A-          Baa1           1,020,000      Washington Real Estate Investment
                                                                        Trust, 5.25% due 1/15/2014.........      1,021,258
                                                                                                             -------------
                                                                                                                10,282,020
--------------------------------------------------------------------------------------------------------------------------
RETAIL--STORES--0.1%        BBB+        Baa1             285,000      Limited Brands Inc., 6.125% due
                                                                        12/01/2012.........................        305,468
--------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.1%         A           A2               810,000      Corporacion Andina de Fomento, 6.875%
                                                                        due 3/15/2012(a)...................        898,745
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 BBB         Baa2             515,000      AT&T Corporation, 8.05% due
COMMUNICATIONS--1.7%                                                    11/15/2011.........................        592,755
                            BBB         Baa2             751,000      AT&T Wireless Services Inc., 8.75%
                                                                        due 3/01/2031......................        926,605
                            A+          A3             2,120,000      GTE Corporation, 6.84% due
                                                                        4/15/2018..........................      2,318,184
                            BBB         Baa2           1,090,000      Harris Corporation, 6.35% due
                                                                        2/01/2028..........................      1,164,056
                            BBB+        Baa3             610,000      Intelsat, Ltd., 6.50% due
                                                                        11/01/2013(a)......................        636,470

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
INDUSTRY(++)               RATINGS++   RATINGS++      AMOUNT                 CORPORATE BONDS & NOTES             VALUE
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 B-          Ba3        US$ 1,077,000      Qwest Corporation, 7.20% due
COMMUNICATIONS                                                          11/01/2004.........................  $   1,101,233
(CONCLUDED)
                            BBB-        Baa3           1,110,000      Sprint Capital Corporation, 6.90% due
                                                                        5/01/2019..........................      1,133,908
                            BBB+        Baa2           1,250,000      Telecom Italia Capital SA, 5.25% due
                                                                        11/15/2013(a)......................      1,252,489
                            BBB         Ba1            1,165,000      Telus Corporation, 7.50% due
                                                                        6/01/2007..........................      1,303,803
                            A+          A2             1,005,000      Verizon New York Inc., 6.875% due
                                                                        4/01/2012..........................      1,112,040
                                                                                                             -------------
                                                                                                                11,541,543
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC &       NR*         Baa2           1,245,000      AEP Texas Central Company, 6.65% due
GAS--2.5%                                                               2/15/2033..........................      1,314,529
                            BBB+        A3               585,000      Alabama Power Capital Trust, 5.50%
                                                                        due 10/01/2042.....................        611,656
                            A           A2               480,000      Australian Gas Light Company, 5.30%
                                                                        due 9/25/2015(a)...................        485,688
                            BBB         Baa1           1,105,000      Cincinnati Gas & Electric Company,
                                                                        5.70% due 9/15/2012................      1,162,543
                                                                      Consumers Energy(a):
                            BBB-        Baa3             465,000        4.25% due 4/15/2008................        469,644
                            BBB-        Baa3             650,000        4% due 5/15/2010...................        628,944
                            BBB+        Baa1           1,051,000      Dominion Resources Inc., 7.625% due
                                                                        7/15/2005..........................      1,135,361
                            A-          Baa1           1,530,000      Exelon Generation Company, LLC, 5.35%
                                                                        due 1/15/2014(a)...................      1,523,761
                            A-          A2             1,745,000      FPL Group Capital Inc., 1.47% due
                                                                        3/30/2005(b).......................      1,745,413
                            BBB         Baa3             900,000      Nisource Finance Corporation, 5.40%
                                                                        due 7/15/2014......................        911,247
                            BBB         Baa1           1,030,000      PSE&G Power, 6.95% due 6/01/2012.....      1,161,620
                            BBB         Baa2             730,000      Pepco Holdings Inc., 4% due
                                                                        5/15/2010..........................        709,286
                            BBB-        Baa3             860,000      Public Service Company of New Mexico,
                                                                        4.40% due 9/15/2008................        870,867
                            BBB         Baa2           1,340,000      Southern California Edison Company,
                                                                        8% due 2/15/2007...................      1,532,625
                            BBB+        Baa1             650,000      Southern Power Company, 6.25% due
                                                                        7/15/2012..........................        702,332
                            BBB         Baa2           1,065,000      TXU Australia Holdings Partnership
                                                                        LP, 6.15% due 11/15/2013(a)........      1,085,483
                            A-          Baa1           1,035,000      Vectren Utility Holdings, 5.25% due
                                                                        8/01/2013..........................      1,037,559
                                                                                                             -------------
                                                                                                                17,088,558
--------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--1.7%   A-          A1               400,000      BSCH Issuances Ltd., 7.625% due
                                                                        9/14/2010(1).......................        474,169
                            A-          Baa1           2,554,000      British Telecom PLC, 8.375% due
                                                                        12/15/2010(4)......................      3,107,901
                                                                      Corporacion Nacional del Cobre
                                                                        (Codelco)(3)(a):
                            A-          A2             1,145,000        6.375% due 11/30/2012..............      1,238,710
                            A-          A2               830,000        5.50% due 10/15/2013...............        842,274
                                                                      France Telecom(4):
                            BBB         Baa3           1,780,000        9.25% due 3/01/2011................      2,137,926
                            BBB         Baa3             695,000        10% due 3/01/2031..................        923,429
                            A-          Baa2             720,000      Inversiones CMPC SA, 4.875% due
                                                                        6/18/2013(3)(a)....................        692,286
                            BBB+        Baa1             890,000      Koninklijke (KPN) NV, 8% due
                                                                        10/01/2010(3)......................      1,064,678
                            BBB-        Baa1           1,000,000      Pemex Project Funding Master Trust,
                                                                        9.125% due 10/13/2010(1)...........      1,187,500
                                                                                                             -------------
                                                                                                                11,668,873
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                              S&P       MOODY'S        FACE
INDUSTRY(++)               RATINGS++   RATINGS++      AMOUNT                 CORPORATE BONDS & NOTES             VALUE
--------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS**--1.2%   AAA         Aaa        E  $3,190,000      Bundesobligation, 3.50% due
                                                                        10/10/2008(2)......................  $   4,023,282
                            A-          Baa1       US$   770,000      Republic of Chile, 5.50% due
                                                                        1/15/2013(2).......................        791,945
                                                                      United Mexican States(2):
                            BBB-        Baa2           1,870,000        9.875% due 2/01/2010...............      2,360,875
                            BBB-        Baa2           1,010,000        6.375% due 1/16/2013...............      1,047,875
                                                                                                             -------------
                                                                                                                 8,223,977
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL CORPORATE BONDS & NOTES
                                                                      (COST--$256,835,055)--38.2%              265,175,610
--------------------------------------------------------------------------------------------------------------------------
STATE                                                                            MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                 A           A1               515,000      Harris County, Texas, Industrial
                                                                        Development Corporation, Solid
                                                                        Waste Disposal Revenue Bonds (Deer
                                                                        Park Refining LP), 5.683% due
                                                                        3/01/2023(b).......................        523,667
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL MUNICIPAL BONDS
                                                                      (COST--$515,000)--0.1%                       523,667
--------------------------------------------------------------------------------------------------------------------------
                                                      SHARES
INDUSTRY(++)                                           HELD                     PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
FINANCE-OTHER--0.3%                                          175      DG Funding Trust(a)..................      1,925,788
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL PREFERRED STOCKS
                                                                      (COST--$1,925,630)--0.3%                   1,925,788
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL LONG-TERM INVESTMENTS
                                                                      (COST--$733,876,957)                     746,879,091
--------------------------------------------------------------------------------------------------------------------------
                                                       FACE
                                                      AMOUNT                  SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***                                US$16,000,000      Amsterdam Funding Corp., 1.08% due
                                                                        1/14/2004..........................     15,993,280
                                                      35,000,000      CBA (Delaware) Finance, 1.08% due
                                                                        1/14/2004..........................     34,985,300
                                                      36,821,000      UBS AG, 0.95% due 1/02/2004..........     36,819,057
                                                                                                             -------------
                                                                                                                87,797,637
--------------------------------------------------------------------------------------------------------------------------
                                                      SHARES
                                                       HELD
--------------------------------------------------------------------------------------------------------------------------
                                                      48,089,225      Merrill Lynch Premier Institutional
                                                                        Fund(c)(d).........................     48,089,225
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL SHORT-TERM SECURITIES
                                                                      (COST--$135,886,862)--19.6%..........    135,886,862
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS
                                                                      (COST--$869,763,819)--127.3%.........    882,765,953
                                                                      UNREALIZED APPRECIATION ON
                                                                      SWAPS--NET(h)--0.0%..................            397
                                                                      UNREALIZED DEPRECIATION ON FORWARD
                                                                      FOREIGN EXCHANGE
                                                                      CONTRACTS(g)--0.0%...................       (152,351)
                                                                      VARIATION MARGIN ON FINANCIAL FUTURES
                                                                      CONTRACTS(e)--0.0%...................         35,469
                                                                      LIABILITIES IN EXCESS OF OTHER
                                                                      ASSETS--(27.3%)......................   (189,141,924)
                                                                                                             -------------
                                                                      NET ASSETS--100.0%...................  $ 693,507,544
                                                                                                             =============
--------------------------------------------------------------------------------------------------------------------------

  * Not Rated.

 ** Corresponding industry groups for foreign securities:
    (1) Financial Institution.
    (2) Government Entity.
    (3) Industrial.
    (4) Telecommunications.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++   Ratings of issues shown are unaudited.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate note.

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------
                                                                                 INTEREST/
AFFILIATE                                                     NET ACTIVITY    DIVIDEND INCOME
---------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $        --         $10,611
Merrill Lynch Premier Institutional Fund....................   48,089,225         $22,392
---------------------------------------------------------------------------------------------

(d) Security was purchased with the cash proceeds from securities loans.

(e) Financial futures contracts purchased as of December 31, 2003 were as follows:

----------------------------------------------------------------------------------------
NUMBER OF                                                                   UNREALIZED
CONTRACTS              ISSUE              EXPIRATION DATE   FACE VALUE    GAINS (LOSSES)
----------------------------------------------------------------------------------------
   118               Eurodollar           December 2004    $117,410,331      $(47,731)
   227      Ten-Year U.S. Treasury Bond     March 2004     $ 25,298,836       185,461
----------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET                                                  $137,730
                                                                             ========
----------------------------------------------------------------------------------------

(f) All or a portion of security held as collateral in connection with open financial futures contracts.

(g) Forward foreign exchange contracts as of December 31, 2003 were as follows:

-------------------------------------------
FOREIGN CURRENCY   EXPIRATION   UNREALIZED
SOLD                  DATE     DEPRECIATION
-------------------------------------------
 E    3,192,575    March 2004   $(152,351)
-------------------------------------------
TOTAL UNREALIZED DEPRECIATION
ON FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$3,866,208)         $(152,351)
                                =========
-------------------------------------------

(h) Swap contracts entered into as of December 31, 2003 were as follows:

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                               NOTIONAL       APPRECIATION
                                                                AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------------------
Receive a variable return equal to Lehman Brothers U.S.
  Corporate High Yield Index Total Return and pay floating
  rate based on 1-month USD LIBOR, plus .15%
  Broker, Credit Suisse First Boston International
  Expires March 2004........................................  $ 6,450,000      $       --
Sold credit default protection on Sprint Capital Corporation and receive 1.50% interest
  Broker Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000          25,926
Sold credit default protection on Comcast Cable
  Communications, Inc. and receive 1.15% interest
  Broker Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000          50,769
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .22%
  Broker, JP Morgan Chase Bank
  Expires January 2004......................................  $ 6,500,000              --
Pay 3.875% on TIPS adjusted principal and receive a fixed
  rate of 3.401% interest
  Broker, JP Morgan Chase Bank
  Expires January 2009......................................  $ 4,062,000          (3,395)
Pay 3.50% on TIPS adjusted principal and receive a fixed
  rate of 4.17% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2011......................................  $ 3,500,000          19,844

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                                               UNREALIZED
                                                               NOTIONAL       APPRECIATION
                                                                AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------------------
Sold credit default protection on TRAC-X NA Series 2 March
  2009 Index and receive 1% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires March 2009........................................  $ 8,500,000      $     (808)
Sold credit default protection on TRAC-X NA Series 2 March
  2009 Index and receive 1% interest
  Broker, JP Morgan Chase Bank
  Expires March 2009........................................  $10,500,000          (3,497)
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .25%
  Broker, JP Morgan Chase Bank
  Expires January 2004......................................  $ 6,200,000              --
Receive a variable return equal to Lehman Brothers CMBS
  Investment Grade Index Total Return and pay floating rate
  based on 1-month USD LIBOR, minus .55%
  Broker, Deutsche Bank AG, London
  Expires June 2004.........................................  $ 8,400,000              --
Receive a variable return equal to Lehman Brothers CMBS
  Investment Grade Index Total Return and pay floating rate
  based on 1-month USD LIBOR, minus .55%
  Broker, Morgan Stanley Capital Services Inc.
  Expires March 2004........................................  $21,200,000              --
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .30%
  Broker, JP Morgan Chase Bank
  Expires April 2004........................................  $ 6,800,000              --
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .17%
  Broker, JP Morgan Chase Bank
  Expires February 2004.....................................  $ 7,250,000              --
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .15%
  Broker, JP Morgan Chase Bank
  Expires April 2004........................................  $ 7,000,000              --
Receive a variable return equal to Lehman Brothers U.S.
  Treasury Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires December 2004.....................................  $35,600,000              --
Receive a variable return equal to Lehman Brothers CMBS AAA
  Index Total Return and pay .5542% interest
  Broker, Lehman Brothers Special Finance
  Expires January 2004......................................  $ 9,850,000              --
Bought credit default protection on Tyson Foods Inc. and pay
  1.36% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000         (35,701)
Bought credit default protection on Weyerhaeuser Co. and pay
  .73% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000         (11,633)
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .25%
  Broker, JP Morgan Chase Bank
  Expires January 2004......................................  $20,000,000              --

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                                               UNREALIZED
                                                               NOTIONAL       APPRECIATION
                                                                AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------------------
Receive a variable return based on 3-month USD LIBOR, plus
  .50% which is capped at a fixed coupon of 8% and callable
  quarterly beginning March 29, 2004 and pay floating rate
  based on 3-month USD LIBOR
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $17,600,000         (41,108)
                                                                               ----------
                                                                               $      397
                                                                               ==========
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $45,959,585) (identified cost -- $869,763,819)............                 $882,765,953
Unrealized appreciation on swaps............................                       48,397
Swap premiums paid..........................................                      391,593
Cash........................................................                      150,295
Receivables:
  Interest..................................................  $  6,304,071
  Swaps.....................................................     1,440,933
  Securities sold...........................................       810,828
  Paydowns..................................................       177,911
  Variation margin..........................................        35,469
  Dividends.................................................        15,056
  Capital shares sold.......................................         2,285      8,786,553
                                                              ------------
Prepaid expenses............................................                        3,897
                                                                             ------------
Total assets................................................                  892,146,688
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   48,089,225
Unrealized depreciation on swaps............................                       48,000
Unrealized depreciation on forward foreign exchange
  contracts.................................................                      152,351
Payables:
  Securities purchased......................................   100,367,816
  Capital shares redeemed...................................    49,878,685
  Investment adviser........................................        42,819
  Other affiliates..........................................         8,052    150,297,372
                                                              ------------
Accrued expenses and other liabilities......................                       52,196
                                                                             ------------
Total liabilities...........................................                  198,639,144
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $693,507,544
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized+........................................                 $  5,678,487
Paid-in capital in excess of par............................                  680,917,714
Undistributed investment income--net........................  $  4,157,665
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (10,235,352)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    12,989,030
                                                              ------------
Total accumulated earnings--net.............................                    6,911,343
                                                                             ------------
NET ASSETS..................................................                 $693,507,544
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $693,507,544 and 56,784,870
  shares outstanding........................................                 $      12.21
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and
  100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $28,462,787
Securities lending--net.....................................                      33,003
Dividends...................................................                      15,056
                                                                             -----------
  Total income..............................................                  28,510,846
                                                                             -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,942,313
Accounting services.........................................       232,614
Professional fees...........................................        70,660
Printing and shareholder reports............................        66,475
Custodian fees..............................................        59,125
Directors' fees and expenses................................        44,702
Pricing services............................................        31,866
Transfer agent fees.........................................         5,001
Other.......................................................        31,953
                                                              ------------
Total expenses..............................................                   3,484,709
                                                                             -----------
Investment income-net.......................................                  25,026,137
                                                                             -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................    18,426,521
  Foreign currency transactions--net........................       (16,337)   18,410,184
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (11,963,408)
  Foreign currency transactions--net........................      (151,231)  (12,114,639)
                                                              ------------   -----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                   6,295,545
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $31,321,682
                                                                             ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2003            2002
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 25,026,137    $ 31,946,026
Realized gain on investments and foreign currency
  transactions--net.........................................      18,410,184       6,438,955
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (12,114,639)     23,601,964
                                                                ------------    ------------
Net increase in net assets resulting from operations........      31,321,682      61,986,945
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (26,354,986)    (31,795,952)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase(decrease) in net assets derived from capital
  share transactions........................................      16,235,506      (3,913,287)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      21,202,202      26,277,706
Beginning of year...........................................     672,305,342     646,027,636
                                                                ------------    ------------
End of year*................................................    $693,507,544    $672,305,342
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  4,157,665    $  2,767,716
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM                        CLASS I++
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                ----------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $  12.11   $  11.59   $  11.49   $  11.14   $  12.25
                                                                 --------   --------   --------   --------   --------
Investment income--net.......................................         .44+       .56+       .63        .78        .77
Realized and unrealized gain (loss) on investments and foreign
  currency transactions--net.................................         .13        .52        .12        .29      (1.05)
                                                                 --------   --------   --------   --------   --------
Total from investment operations.............................         .57       1.08        .75       1.07       (.28)
                                                                 --------   --------   --------   --------   --------
Less dividends from investment income--net...................        (.47)      (.56)      (.65)      (.72)      (.83)
                                                                 --------   --------   --------   --------   --------
Net asset value, end of year.................................    $  12.21   $  12.11   $  11.59   $  11.49   $  11.14
                                                                 ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........................       4.76%      9.57%      6.68%     10.01%     (2.35%)
                                                                 ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................        .50%       .50%       .51%       .49%       .47%
                                                                 ========   ========   ========   ========   ========
Investment income--net.......................................       3.62%      4.76%      5.50%      6.96%      6.53%
                                                                 ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......................    $693,508   $672,305   $646,028   $507,248   $543,578
                                                                 ========   ========   ========   ========   ========
Portfolio turnover...........................................     254.01%    274.08%    277.86%    120.99%     97.14%
                                                                 ========   ========   ========   ========   ========
---------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.
+  Based on average shares outstanding.
++ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Core Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be

--------------------------------------------------------------------------------

valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

  (c) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be

--------------------------------------------------------------------------------

maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,306 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $2,717,492 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended December 31, 2003, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $999,369,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2003, the Fund lent securities with a value of $4,588,540 to MLPF&S or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $14,336 in securities lending agent fees from the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

--------------------------------------------------------------------------------

  For the year ended December 31, 2003, the Fund reimbursed MLIM $14,764 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $1,833,191,945 and $1,840,698,041, respectively.

  Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $16,034,267      $13,002,134
Options purchased...................        38,293               --
Options written.....................       156,037               --
Swaps...............................     3,159,388              397
Financial futures contracts.........      (961,464)         137,730
Foreign currency transactions.......       (16,337)           1,120
Forward foreign exchange contracts..            --         (152,351)
                                       -----------      -----------
Total...............................   $18,410,184      $12,989,030
                                       ===========      ===========
---------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $12,638,793, of which $14,154,337 related to appreciated securities and $1,515,544 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $870,127,160.

  Transactions in call options written for the year ended December 31, 2003 were as follows:

-------------------------------------------------------------------
                                            Number of    Premiums
                                            Contracts    Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of year........................       --              --
Options written...........................      317     $ 2,192,791
Options closed............................      (40)     (2,092,527)
Options expired...........................     (277)       (100,264)
                                              -----     -----------
Outstanding call options written, end of
 year.....................................       --              --
                                              =====     ===========
-------------------------------------------------------------------

  Transactions in put options written for the year ended December 31, 2003 were as follows:

-------------------------------------------------------------------
                                            Number of    Premiums
                                            Contracts    Received
-------------------------------------------------------------------
Outstanding put options written, beginning
 of year..................................       --              --
Options written...........................      331     $ 2,465,507
Options closed............................     (159)     (2,178,267)
Options expired...........................     (172)       (287,240)
                                              -----     -----------
Outstanding put options written, end of
 year.....................................       --              --
                                              =====     ===========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2003+                     Shares          Amount
-----------------------------------------------------------------
Shares sold........................   10,172,951    $ 124,326,980
Shares issued to shareholders in
 reinvestment of dividends.........    2,178,222       26,354,986
                                     -----------    -------------
Total issued.......................   12,351,173      150,681,966
Shares redeemed....................  (11,064,573)    (134,446,460)
                                     -----------    -------------
Net increase.......................    1,286,600    $  16,235,506
                                     ===========    =============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2002+                     Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold........................    5,850,115    $  68,631,745
Shares issued to shareholders in
 reinvestment of dividends.........    2,719,874       31,795,952
                                     -----------    -------------
Total issued.......................    8,569,989      100,427,697
Shares redeemed....................   (8,813,803)    (104,340,984)
                                     -----------    -------------
Net decrease.......................     (243,814)   $  (3,913,287)
                                     ===========    =============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.074051 per share on January 2, 2004 to shareholders of record on December 31, 2003.

--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                       12/31/2003     12/31/2002
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $26,354,986    $31,795,952
                                       -----------    -----------
Total taxable distributions..........  $26,354,986    $31,795,952
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $ 4,150,030
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................    4,150,030
Capital loss carryforward...........................   (9,219,865)*
Unrealized gains--net...............................   11,981,178**
                                                      -----------
Total accumulated earnings--net.....................  $ 6,911,343
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $9,219,865, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CORE BOND V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF
CORE BOND V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

  For the 12 months ended December 31, 2003, Domestic Money Market V.I. Fund's Class I Shares had a net annualized yield of 0.73%. As of December 31, 2003, the Fund had a 7-day yield of 0.66%. The Fund's average portfolio maturity was 70 days on December 31, 2003 compared to 59 days at June 30, 2003.

INVESTMENT ENVIRONMENT

  U.S. economic growth dramatically advanced during 2003 from a sub par 1.4% in the first quarter to an impressive 8.2% in the third quarter. During the last six months, many sectors of the economy showed marked improvement. The labor market continued to recuperate with initial claims for jobless insurance in December averaging 356,000, and the number of workers receiving benefits falling below 3.3 million. Both statistics are at the lowest levels seen in more than two years. Consumer spending was on a stronger path, and the manufacturing sector strengthened significantly with December's Institute for Supply Management Index coming in at 66.2%, reaching its highest level in more than two decades. Inflation continued to edge down in the face of upside economic growth, reinforcing investors' sense that the U.S. Federal Reserve Board can be patient with strong growth.

  One threat to this upside scenario appeared to be the weakening U.S. dollar. In the last quarter of the year, the dollar fell about 20% against the euro. While the weakening dollar has been a positive for U.S. exports of goods and services, there is some concern that the dollar's slide could eventually drive up long-term interest rates if foreign investors avoid the U.S. markets.

  The close of 2003 brought good news on the geopolitical front. While full-scale combat in Iraq ended in May, the capture of Saddam Hussein in early December provided a sense of purpose and closure for many. While the threat of terrorist activities still exists, news that Libya is abandoning weapons of mass destruction and the positive effect that earthquake aid to Iran may have on relations with the West offer hopeful signs for the future.

PORTFOLIO MATTERS

  During the last six months of the year, Domestic Money Market V.I. Fund maintained an average portfolio maturity ranging from a low of 48 days to a high of 77 days. While the fear of deflation has waned, the low inflation environment kept the Federal Fund's rate at 1%.

  Our strategy remained fairly consistent throughout the period. Early in the period, when deflation fears were at their highest and economic news was inconsistent, the short end of the yield curve rallied significantly in expectation that the Federal Reserve Board would potentially slash interest rates to a level below 1%. At that point, we focused our investing in the short end of the curve and allowed the Fund's average life fall to a low of 48 days, as we felt that the inevitable steeper yield curve would provide for us better entry points on longer-dated securities. The steepening of the yield curve eventually occurred as fiscal stimulus, combined with the effects of lower interest rates, started to have a positive impact on the economy in the fourth quarter. We took advantage of the higher rates by purchasing longer-dated callable U.S. agency securities, as they offered yield enhancement and the potential for price appreciation. With the market then more fairly priced, in our view, we moved our average life out to the mid-to-high 60-day range.

  Looking ahead, the economy appears to have turned the corner with the 2004 consensus forecast for U.S. real growth of 4.4%. Despite this, we feel that the Federal Reserve Board will keep interest rates unchanged because of persistently low inflation and its strong desire to reduce the risk of deflation.

--------------------------------------------------------------------------------

  The Fund's composition at the end of December and as of our last report to shareholders is detailed below:

---------------------------------------------------------
                                       12/31/03   6/30/03
---------------------------------------------------------
Bank Notes...........................     1.4%       1.2%
Commercial Paper.....................    35.9       50.7
Funding Agreements...................     8.5        6.9
Medium-Term Notes....................    11.4        7.5
Promissory Notes.....................     0.6        0.5
Repurchase Agreements................     2.8        3.9
U.S. Government, Agency &
  Instrumentality Obligations--
  Discount...........................     0.4         --
U.S. Government, Agency &
  Instrumentality Obligations--
  Non-Discount.......................    39.7       27.3
Other Assets Less Liabilities........      --        2.0
Liabilities in Excess of Other
  Assets.............................    (0.7)        --
                                        -----      -----
Total................................   100.0%     100.0%
                                        =====      =====
---------------------------------------------------------

IN CONCLUSION

  We thank you for your continued investment in Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ TERRY K. GLENN
Terry K. Glenn
President and Director

/s/ JACQUELINE ROGERS
Jacqueline Rogers
Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--1.4%              $ 6,000,000      National City Bank of Ohio+......     1.14 %      2/26/2004  $  6,000,908
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES
                                               (COST--$6,000,908)                                              6,000,908
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--35.9%           283,000      Barton Capital Corporation.......     1.08        1/09/2004       282,941
                                5,000,000      CC (USA) Inc. (Centauri).........     1.11        2/10/2004     4,993,988
                                5,000,000      CC (USA) Inc. (Centauri).........     1.11        2/26/2004     4,991,674
                                  253,000      Den Norske Bank ASA..............     1.09        1/08/2004       252,954
                                2,100,000      Dorada Finance Inc...............     1.10        1/22/2004     2,098,717
                                8,000,000      Dorada Finance Inc...............     1.08        1/30/2004     7,993,280
                                7,000,000      Edison Asset Securitization,
                                                 LLC............................     1.09        2/06/2004     6,992,578
                                5,000,000      Edison Asset Securitization,
                                                 LLC............................     1.09        2/17/2004     4,993,041
                                8,000,000      Eureka Securitization Inc........     1.09        1/27/2004     7,993,944
                               10,000,000      Eureka Securitization Inc........     1.08        2/06/2004     9,989,500
                                  250,000      Eureka Securitization Inc........     1.10        2/10/2004       249,699
                               19,000,000      FCAR Owner Trust.................     1.09        2/24/2004    18,969,510
                                3,700,000      General Electric Capital Corp....     1.08        1/21/2004     3,697,832
                                3,010,000      General Electric Capital Corp....     1.08        2/24/2004     3,005,170
                                1,300,000      General Electric Capital Corp....     1.09        3/15/2004     1,297,115
                                2,800,000      General Electric Capital Corp....     1.10        3/16/2004     2,793,703
                                  400,000      HBOS Treasury Services PLC.......     1.12        2/10/2004       399,519
                                9,714,000      International Lease Finance
                                                 Corporation....................     1.06        1/09/2004     9,711,974
                                5,067,000      International Lease Finance
                                                 Corporation....................     1.06        1/13/2004     5,065,297
                               18,000,000      Jupiter Securitization
                                                 Corporation....................     1.08        1/23/2004    17,988,660
                                3,610,000      Kitty Hawk Funding Corp..........     1.10        1/21/2004     3,607,904
                                5,010,000      Kitty Hawk Funding Corp..........     1.09        2/17/2004     5,003,027
                                5,000,000      Morgan Stanley...................     1.08        2/13/2004     4,993,700
                                  384,000      PB Finance (Delaware) Inc........     1.13        1/16/2004       383,833
                               15,904,000      Park Avenue Receivables Corp.....     1.08        1/16/2004    15,897,320
                                7,563,000      Sigma Finance Inc................     1.10        3/01/2004     7,549,402
                                1,900,000      Sigma Finance Inc................     1.112       3/09/2004     1,896,128
                                  393,000      Spintab AB.......................     1.10        2/10/2004       392,527
                                  300,000      Svenska Handelsbanken Inc........     1.09        2/17/2004       299,582
                                  250,000      Variable Funding Capital Corp....     1.11        1/15/2004       249,901
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER
                                               (COST--$154,034,453)                                          154,034,420
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--8.5%        5,000,000      Allstate Life Insurance Co.+.....     1.25        7/01/2004     5,000,000
                                5,000,000      Allstate Life Insurance Co.+.....     1.27       11/01/2004     5,000,000
                                6,000,000      Jackson National Life Insurance
                                                 Co.+...........................     1.25        5/03/2004     6,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+.......................     1.28        4/01/2004     5,000,000
                               10,500,000      Monumental Life Insurance
                                                 Company+.......................     1.33       11/22/2004    10,500,000
                                5,000,000      New York Life Insurance
                                                 Company+.......................     1.178       5/28/2004     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$36,500,000)                                            36,500,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES+--11.4%      10,000,000      CC (USA) Inc. (Centauri).........     1.08        2/20/2004    10,000,000
                               10,000,000      Dorada Finance Inc...............     1.08        2/20/2004    10,000,000
                                8,695,000      General Electric Capital Corp....     1.20        1/14/2005     8,695,000
                                  800,000      Goldman Sachs Group, Inc.........     1.40        1/11/2005       800,000
                                2,550,000      Household Finance Corporation....     1.13        8/18/2004     2,550,660
                                1,750,000      Metropolitan Life Insurance
                                                 Company........................     1.172       1/14/2005     1,750,000
                                1,700,000      Morgan Stanley Dean Witter &
                                                 Co.............................     1.151       1/26/2005     1,700,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES+
(CONCLUDED)
                              $ 5,800,000      Morgan Stanley Group, Inc........     1.283%      1/14/2005  $  5,800,000
                                7,750,000      Sigma Finance Corporation........     1.07        9/22/2004     7,749,434
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES
                                               (COST--$49,044,162)                                            49,045,094
------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--0.6%          2,500,000      Morgan Stanley Group, Inc.+......     1.16        2/02/2004     2,500,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL PROMISSORY NOTES
                                               (COST--$2,500,000)                                              2,500,000
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &        1,500,000      Fannie Mae.......................     7.00        7/15/2005     1,620,477
INSTRUMENTALITY
  OBLIGATIONS--
DISCOUNT--0.4%
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--DISCOUNT
                                               (COST--$1,618,312)                                              1,620,477
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &       10,300,000      Fannie Mae+......................     1.141       1/14/2004    10,300,000
INSTRUMENTALITY
  OBLIGATIONS--
NON-DISCOUNT--39.7%

                               11,000,000      Fannie Mae+......................     0.983       5/27/2004    10,998,011
                                2,050,000      Fannie Mae.......................     1.50        9/27/2004     2,050,640
                               11,000,000      Fannie Mae+......................     1.00       10/28/2004    10,997,288
                               10,250,000      Fannie Mae.......................     1.05        1/18/2005    10,245,603
                               10,000,000      Fannie Mae+......................     1.06        2/18/2005     9,996,310
                               10,200,000      Fannie Mae+......................     1.07        3/16/2005    10,198,082
                                2,050,000      Fannie Mae.......................     1.875       9/15/2005     2,054,848
                                1,200,000      Fannie Mae.......................     2.50       11/20/2005     1,202,624
                                3,900,000      Federal Farm Credit Bank+........     1.02        2/28/2005     3,899,549
                                5,100,000      Federal Farm Credit Bank+........     1.04        2/21/2006     5,097,819
                                2,600,000      Federal Home Loan Bank+..........     0.995       1/02/2004     2,600,000
                                  100,000      Federal Home Loan Bank+..........     1.695       1/02/2004       100,000
                               14,000,000      Federal Home Loan Bank+..........     1.053       1/06/2004    13,999,998
                                1,500,000      Federal Home Loan Bank...........     3.375       6/15/2004     1,515,027
                                2,000,000      Federal Home Loan Bank+..........     1.22        8/05/2004     1,999,978
                                3,400,000      Federal Home Loan Bank+..........     1.01        8/19/2004     3,399,571
                                5,300,000      Federal Home Loan Bank...........     2.00       11/15/2004     5,333,125
                                1,525,000      Federal Home Loan Bank+..........     1.42        1/21/2005     1,525,046
                                1,500,000      Federal Home Loan Bank...........     1.875       2/15/2005     1,507,425
                                1,900,000      Federal Home Loan Bank...........     4.375       2/15/2005     1,961,955
                               10,250,000      Federal Home Loan Bank+..........     1.065       3/30/2005    10,247,233
                               11,275,000      Federal Home Loan Bank...........     1.625       4/15/2005    11,301,846
                                1,700,000      Federal Home Loan Bank...........     1.42        6/30/2005     1,693,625
                                1,740,000      Federal Home Loan Bank...........     2.15       10/14/2005     1,744,350
                                3,400,000      Freddie Mac......................     3.25        1/15/2004     3,402,424
                                5,000,000      Freddie Mac......................     3.50        2/20/2004     5,015,373
                                1,600,000      Freddie Mac......................     3.75        4/15/2004     1,612,005
                                1,850,000      Freddie Mac......................     1.50       11/30/2004     1,850,771
                                1,850,000      Freddie Mac......................     3.875       2/15/2005     1,900,251
                                   55,000      Freddie Mac......................     1.75        5/15/2005        55,133
                                2,200,000      Freddie Mac......................     4.25        6/15/2005     2,283,598
                                2,600,000      Freddie Mac......................     2.29       10/28/2005     2,614,068
                                1,300,000      Freddie Mac......................     2.41       11/04/2005     1,309,376
                               10,150,000      Student Loan Marketing
                                                 Association+...................     1.104       2/12/2004    10,149,776
                                3,000,000      Student Loan Marketing
                                                 Association....................     3.375       7/15/2004     3,035,085
                                1,075,000      U.S. Treasury Notes..............     1.11        8/31/2004     1,082,348
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT
                                               (COST--$170,129,378)                                          170,280,161
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                               INTEREST     MATURITY
                                AMOUNT                       ISSUE                   RATE*         DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.8%   $11,976,000      UBS Warburg Corp. LLC, purchased
                                                 on 12/31/2003 to yield 0.99% to
                                                 1/02/2004, repurchase price
                                                 $11,977,080, collateralized by
                                                 Resolution Funding STRIP, 9.37%
                                                 due 10/15/2020.................                            $ 11,976,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$11,976,000)                                            11,976,000
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$431,813,213)--100.7%.....                             431,957,060
                                               LIABILITIES IN EXCESS OF
                                               OTHER ASSETS--(0.7%).............                              (3,018,646)
                                                                                                            ------------
                                               NET ASSETS--100.0%...............                            $428,938,414
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes: the interest rates shown are the rates in effect at December 31, 2003.

+   Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$431,813,213*)......                $431,957,060
Cash........................................................                      37,303
Receivables:
  Interest..................................................  $  649,225
  Capital shares sold.......................................     206,734         855,959
                                                              ----------
Prepaid expenses............................................                       2,981
                                                                            ------------
Total assets................................................                 432,853,303
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   3,851,046
  Investment adviser........................................      23,815
  Other affiliates..........................................       5,713       3,880,574
                                                              ----------
Accrued expenses............................................                      34,315
                                                                            ------------
Total liabilities...........................................                   3,914,889
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $428,938,414
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized+..........................                $ 42,879,545
Paid-in capital in excess of par............................                 385,915,022
Unrealized appreciation on investments--net.................                     143,847
                                                                            ------------
NET ASSETS..................................................                $428,938,414
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $428,938,414 and 428,795,451
  shares outstanding........................................                $       1.00
                                                                            ============
-----------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of December 31, 2003, net unrealized appreciation for Federal income tax purposes amounted to $143,847, of which $157,202 related to appreciated securities and $13,355 related to depreciated securities.

+ The Fund is also authorized to issue 1,300,000,000 Class II Shares and
  1,300,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $6,532,213
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,507,239
Accounting services.........................................     173,218
Professional fees...........................................      57,123
Printing and shareholder reports............................      54,558
Custodian fees..............................................      33,536
Directors' fees and expenses................................      33,518
Transfer agent fees.........................................       5,001
Pricing services............................................       2,129
Registration fees...........................................          77
Other.......................................................      14,193
                                                              ----------
Total expenses..............................................                 2,880,592
                                                                            ----------
Investment income--net......................................                 3,651,621
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                    21,313
Change in unrealized appreciation on investments--net.......                  (227,016)
                                                                            ----------
Total realized and unrealized loss on investments--net......                  (205,703)
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $3,445,918
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   3,651,621    $   8,036,991
Realized gain on investments--net...........................         21,313           20,989
Change in unrealized appreciation on investments--net.......       (227,016)        (372,029)
                                                              -------------    -------------
Net increase in net assets resulting from operations........      3,445,918        7,685,951
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (3,652,671)      (8,036,991)
Realized gain on investments--net:
  Class I...................................................        (21,313)         (20,989)
                                                              -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (3,673,984)      (8,057,980)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
CLASS I CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................    256,723,362      533,787,930
Value of shares issued resulting from reorganization........     10,391,621               --
Value of shares issued to shareholders in reinvestment of
  dividends and distributions...............................      3,675,136        8,056,121
                                                              -------------    -------------
                                                                270,790,119      541,844,051
Cost of shares redeemed.....................................   (387,253,155)    (576,451,838)
                                                              -------------    -------------
Net decrease in net assets derived from Class I capital
  share transactions........................................   (116,463,036)     (34,607,787)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (116,691,102)     (34,979,816)
Beginning of year...........................................    545,629,516      580,609,332
                                                              -------------    -------------
End of year.................................................  $ 428,938,414    $ 545,629,516
                                                              =============    =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS I++
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2003        2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------    --------    --------    --------    --------
Investment income--net...................................     .0072       .0147       .0384       .0588       .0473
Realized and unrealized gain (loss) on
  investments--net.......................................    (.0004)     (.0007)      .0015       .0008      (.0006)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     .0068       .0140       .0399       .0596       .0467
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................    (.0072)     (.0147)     (.0384)     (.0588)     (.0473)
  Realized gain on investments--net......................        --+         --+     (.0002)         --+         --+
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................    (.0072)     (.0147)     (.0386)     (.0588)     (.0473)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................      .73%       1.49%       3.89%       6.00%       4.84%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .57%        .57%        .57%        .55%        .55%
                                                           ========    ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net.......................................      .73%       1.47%       3.69%       5.88%       4.76%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $428,938    $545,630    $580,609    $455,259    $467,781
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

+  Amount is less than $(.0001) per share.

++ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Domestic Money Market V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,050 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. This reclassification has no effect on net assets or net asset value per share.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.
  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $10,830 for certain accounting services.

  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares from reorganization, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

------------------------------------------------------------------
                                           12/31/2003   12/31/2002
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $3,673,831   $8,057,980
 Net long-term capital gains.............         153           --
                                           ----------   ----------
Total taxable distributions..............  $3,673,984   $8,057,980
                                           ==========   ==========
------------------------------------------------------------------

  As of December 31, 2003, there were no significant differences between the book and tax components of net assets.

5. ACQUISITION OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS V.I.
FUND:

On November 24, 2003, the Fund acquired all of the net assets of Merrill Lynch Variable Series Funds, Inc.--Reserve Assets V.I. Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 10,390,412 shares of common stock of Merrill Lynch Variable Series Funds, Inc.--Reserve Assets V.I. Fund for 10,390,412 shares of common stock of the Fund. Merrill Lynch Variable Series Funds, Inc.--Reserve Assets V.I. Fund net assets on that date of $10,391,621, including $1,043 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $449,950,025.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
DOMESTIC MONEY MARKET V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2003, the Fund's Class I Shares had a total investment return of +27.98% compared to a total return of +25.66% for the unmanaged Standard & Poor's (S&P) 500 Barra Growth Index and a return of +28.68% for the unmanaged benchmark S&P 500 Index. During the second half of 2003, the absolute and relative investment performance of the Fund improved, with Class I Shares having a total investment return of +18.44% compared to +12.96% for the unmanaged S&P 500 Barra Growth Index and +15.14% for the unmanaged S&P 500 Index. The modest underperformance of the Fund relative to the S&P 500 Index for the year 2003 was due to the underweighting of the financial service sector, where we anticipate significant business problems in the upcoming year 2004.

  The Fund underperformed its benchmarks during the first half of calendar year 2003 due to the lack of meaningful investment exposure to medium-sized market capitalization companies and the underachievement of competitive investment returns by several very large market capitalization stocks in the Fund. These companies were Wal-Mart Stores, Inc., IBM Corporation and Microsoft Corporation, which were sold during the restructuring of portfolio stock holdings in the second quarter of 2003.

  The Fund achieved above-average investment performance during the second half of 2003, relative to the market for growth stocks, because of meaningful changes made in the structure of the Fund's stock holdings during the second quarter of 2003. Relative improvement in investment returns started to show in the month of July and continued on a trend basis through the second half of the year.

  The Fund's most overweighted industry sector throughout the year relative to the S&P 500 Barra Growth Index was the consumer discretionary sector. During the second half of 2003, the highest rates of investment return in the sector came from the following stocks: Coach Inc., PETsMART Inc., Tiffany & Co., Rogers Communications, Inc., Lowe's Companies, Inc., Starbucks Corporation, Nike, Inc., Ross Stores, Inc. and SYSCO Corporation. Stocks detracting from total investment returns in the second half of 2003 were Best Buy Co., Inc., InterActiveCorp and Krispy Kreme Doughnuts, Inc. However, the cumulative results of these poor performing investments were offset by positive stock selections, which had a meaningful net positive impact on absolute and relative investment returns.

  The Fund's overweighting of the information technology sector relative to the S&P 500 Barra Growth Index was not as significant as its overweight in the consumer discretionary sector. However, the information technology sector stocks made a more meaningful contribution to the Fund's absolute and relative positive investment performance. Leading positive contributors were investments in Intel Corporation, ASM Holding NV, Nortel Networks Corporation, Cisco Systems, Inc., SAP AG, SanDisk Corporation, Altera Corporation and Infosys Technologies Limited. Investments that detracted from the absolute and relative positive returns were Citrix Systems, Inc., First Data Corporation, Lexmark International Group Inc., Yahoo! Inc. and Xilinx, Inc. Again, these negative returns were offset by the substantial positive effect of the majority of investment choices.

  In the health care sector, the most positive absolute and relative contributors to the Fund's results were investments in Boston Scientific Corporation, Amgen Inc. and Alcon, Inc. The Fund had no investments in the major U.S. pharmaceutical companies. The stock price performance, in both absolute and relative terms, for the major U.S. drug companies has been very weak on a trend basis. However, a rise in share prices of major drug companies during the U.S. Congressional debate and passage of the Medicare reform bill late in 2003 had a negative short-term effect on the Fund's relative performance. We have been negative on the regulatory and industry fundamentals for this sub-sector of health care for over two-and-a-half years and expect to continue to avoid these stocks in the near term.

  Selected stock positions among the Fund's top-ten holdings at year end had a positive absolute and relative effect on investment performance. These companies are Intel Corp., Cisco Systems, Inc., 3M Co., Lowe's Companies Inc., Boston Scientific and Coach Inc.

--------------------------------------------------------------------------------

LOOKING AHEAD

  The Fund's overweighted investment sectors relative to S&P 500 Barra Growth Index are consumer discretionary, information technology, industrials and energy. Our outlook for U.S. equity markets for 2004 is positive relative to perceived investment opportunities in fixed income securities. We believe the Fund is well positioned to take advantage of investment opportunities in 2004.

IN CONCLUSION

  We thank you for your continued investment in Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                 FUNDAMENTAL GROWTH V.I.      STANDARD & POOR'S 500       STANDARD & POOR'S 500
                                                 FUND+--CLASS I SHARES*              INDEX++              BARRA GROWTH INDEX+++
                                                 -----------------------      ---------------------       ---------------------
4/03/00**                                                 10000                       10000                       10000
12/00                                                      9273                        8842                        7556
12/01                                                      7593                        7791                        6594
12/02                                                      5504                        6069                        5039
12/03                                                      7045                        7810                        6331

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +27.98%
--------------------------------------------------------------------------
Inception (4/03/00) through 12/31/03                             - 8.93
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +18.44%        +27.98%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                    +15.14         +28.68
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Barra Growth Index***                      +12.96         +25.66
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY(++)                         HELD                     COMMON STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS           58,400       United Parcel Service, Inc. (Class B)......  $  4,353,720        2.2%
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                     23,500       +Genentech, Inc. ..........................     2,198,895        1.1
                                  47,300       +Gilead Sciences, Inc. ....................     2,750,022        1.4
                                                                                            ------------      -----
                                                                                               4,948,917        2.5
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        107,000       Ecolab Inc. ...............................     2,928,590        1.5
                                  54,000       Praxair, Inc. .............................     2,062,800        1.0
                                                                                            ------------      -----
                                                                                               4,991,390        2.5
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                  28,200       Bank of America Corporation................     2,268,126        1.2
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             29,400       +Apollo Group, Inc. (Class A)..............     1,999,200        1.0
SUPPLIES
                                  47,500       +Career Education Corporation..............     1,903,325        1.0
                                                                                            ------------      -----
                                                                                               3,902,525        2.0
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT         362,200       +Cisco Systems, Inc. ......................     8,797,838        4.5
                                 104,300       Nokia Oyj (ADR)(c).........................     1,773,100        0.9
                                 431,100       +Nortel Networks Corporation...............     1,823,553        0.9
                                                                                            ------------      -----
                                                                                              12,394,491        6.3
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS          146,500       Hewlett-Packard Company....................     3,365,105        1.7
                                  28,400       +SanDisk Corporation.......................     1,736,376        0.9
                                                                                            ------------      -----
                                                                                               5,101,481        2.6
----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                  61,200       American Express Company...................     2,951,676        1.5
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING            28,300       Ball Corporation...........................     1,685,831        0.9
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL             40,200       Citigroup Inc. ............................     1,951,308        1.0
SERVICES
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE        49,600       +BJ Services Company.......................     1,780,640        0.9
                                  55,200       Baker Hughes Incorporated..................     1,775,232        0.9
                                  62,000       Schlumberger Limited.......................     3,392,640        1.7
                                                                                            ------------      -----
                                                                                               6,948,512        3.5
----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING          72,600       SUPERVALU Inc. ............................     2,075,634        1.1
                                  60,500       SYSCO Corporation..........................     2,252,415        1.1
                                                                                            ------------      -----
                                                                                               4,328,049        2.2
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           56,200       Alcon, Inc. ...............................     3,402,348        1.7
SUPPLIES
                                 108,100       +Boston Scientific Corporation.............     3,973,756        2.0
                                  41,500       DENTSPLY International Inc. ...............     1,874,555        1.0
                                  81,200       Medtronic, Inc. ...........................     3,947,132        2.0
                                  30,000       +Varian Medical Systems, Inc. .............     2,073,000        1.0
                                                                                            ------------      -----
                                                                                              15,270,791        7.7
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           58,300       +Anthem, Inc. .............................     4,372,500        2.2
SERVICES
                                  49,900       UnitedHealth Group Incorporated............     2,903,182        1.5
                                                                                            ------------      -----
                                                                                               7,275,682        3.7
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             49,700       +Brinker International, Inc. ..............     1,648,052        0.9
LEISURE
                                  43,400       +Krispy Kreme Doughnuts, Inc. .............     1,588,440        0.8
                                  76,200       +Starbucks Corporation.....................     2,519,172        1.3
                                  82,400       +YUM! Brands, Inc. ........................     2,834,560        1.4
                                                                                            ------------      -----
                                                                                               8,590,224        4.4
----------------------------------------------------------------------------------------------------------------------
IT SERVICES                       36,300       +Affiliated Computer Services, Inc. (Class
                                                 A).......................................     1,976,898        1.0
                                  69,800       First Data Corporation.....................     2,868,082        1.4
                                  21,700       +Hewitt Associates, Inc. (Class A).........       648,830        0.3
                                  33,300       Infosys Technologies Limited(c)............     3,186,810        1.6
                                  62,100       Paychex, Inc. .............................     2,310,120        1.2
                                                                                            ------------      -----
                                                                                              10,990,740        5.5
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES          88,400       3M Co. ....................................     7,516,652        3.8
                                 333,100       General Electric Company...................    10,319,438        5.2
                                                                                            ------------      -----
                                                                                              17,836,090        9.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY(++)                         HELD                     COMMON STOCKS                     VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL         56,400       +eBay Inc. ................................  $  3,642,876        1.9%
                                  64,600       +InterActiveCorp...........................     2,191,878        1.1
                                                                                            ------------      -----
                                                                                               5,834,754        3.0
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES      47,100       +Yahoo! Inc. ..............................     2,127,507        1.1
----------------------------------------------------------------------------------------------------------------------
MACHINERY                         31,000       ITT Industries, Inc. ......................     2,300,510        1.2
----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                38,000       Canon, Inc. ...............................     1,769,338        0.9
----------------------------------------------------------------------------------------------------------------------
OIL & GAS                         28,600       Apache Corporation.........................     2,319,460        1.2
                                  47,000       Devon Energy Corporation...................     2,691,220        1.3
                                                                                            ------------      -----
                                                                                               5,010,680        2.5
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   50,100       +Forest Laboratories, Inc. ................     3,096,180        1.6
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                 101,100       +Altera Corporation........................     2,294,970        1.2
SEMICONDUCTOR EQUIPMENT
                                 313,100       Intel Corporation..........................    10,081,820        5.1
                                  66,500       Texas Instruments Incorporated.............     1,953,770        1.0
                                                                                            ------------      -----
                                                                                              14,330,560        7.3
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                          90,900       +Citrix Systems, Inc. .....................     1,927,989        1.0
                                  63,200       +Electronic Arts Inc. .....................     3,019,696        1.5
                                  43,400       +Mercury Interactive Corporation...........     2,110,976        1.1
                                  48,400       SAP AG (Systeme, Anwendungen, Produkte in
                                                 der Datenverarbeitung)(ADR)(c)...........     2,011,504        1.0
                                                                                            ------------      -----
                                                                                               9,070,165        4.6
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  19,000       +AutoZone, Inc. ...........................     1,618,990        0.8
                                  72,100       +Bed, Bath & Beyond Inc. ..................     3,125,535        1.6
                                  59,100       Best Buy Co., Inc. ........................     3,087,384        1.6
                                  95,300       Lowe's Companies, Inc. ....................     5,278,667        2.7
                                  86,500       PETsMART, Inc. ............................     2,058,700        1.0
                                  54,300       +Rent A Center Inc. .......................     1,622,484        0.8
                                  90,000       Ross Stores, Inc. .........................     2,378,700        1.2
                                  39,600       Tiffany & Co. .............................     1,789,920        0.9
                                                                                            ------------      -----
                                                                                              20,960,380       10.6
----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY        96,900       +Coach, Inc. ..............................     3,657,975        1.9
GOODS
                                  54,800       Nike, Inc. (Class B).......................     3,751,608        1.9
                                                                                            ------------      -----
                                                                                               7,409,583        3.8
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$159,113,484)...   187,699,210       95.3
----------------------------------------------------------------------------------------------------------------------
                     BENEFICIAL INTEREST/
                              SHARES HELD                 SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                              $11,123,549      Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I(a)........................    11,123,549        5.6
                              $5,640,149       Merrill Lynch Liquidity Series, LLC Money
                                                 Market Series(a)(b)......................     5,640,149        2.9
                               1,880,051       Merrill Lynch Premier Institutional
                                                 Fund(a)(b)...............................     1,880,051        0.9
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$18,643,749)........................    18,643,749        9.4
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$177,757,233).......................   206,342,959      104.7
                                               LIABILITIES IN EXCESS OF OTHER ASSETS......    (9,332,954)      (4.7)
                                                                                            ------------      -----
                                               NET ASSETS.................................  $197,010,005      100.0%
                                                                                            ============      =====
----------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                              INTEREST/
AFFILIATE                                                     NET ACTIVITY   DIVIDEND INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 11,123,549      $  9,559
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(17,848,295)     $135,735
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ (4,582,783)     $  6,341
Merrill Lynch Premier Institutional Fund....................    (7,185,569)     $  4,042
--------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

(c) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $7,400,155) (identified cost--$177,757,233)...............                  $206,342,959
Cash........................................................                           736
Receivables:
  Securities sold...........................................  $    177,746
  Dividends.................................................       166,771
  Interest..................................................         8,901
  Capital shares sold.......................................         8,747
  Securities lending--net...................................           781         362,946
                                                              ------------
Prepaid expenses............................................                           884
                                                                              ------------
Total assets................................................                   206,707,525
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     7,520,200
Payables:
  Securities purchased......................................     1,888,273
  Capital shares redeemed...................................       254,310
  Investment adviser........................................        17,416
  Other affiliates..........................................         2,644       2,162,643
                                                              ------------
Accrued expenses............................................                        14,677
                                                                              ------------
Total liabilities...........................................                     9,697,520
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $197,010,005
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $  2,821,835
Paid-in capital in excess of par............................                   212,637,258
Undistributed investment income--net........................  $      4,011
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (47,038,819)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    28,585,720
                                                              ------------
Total accumulated losses--net...............................                   (18,449,088)
                                                                              ------------
NET ASSETS..................................................                  $197,010,005
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $197,010,005 and 28,218,354
  shares outstanding........................................                  $       6.98
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of December 31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $3,717 foreign withholding tax)...........                  $  1,386,352
Interest....................................................                       145,294
Securities lending--net.....................................                        10,383
                                                                              ------------
Total income................................................                     1,542,029
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,152,392
Accounting services.........................................        59,983
Professional fees...........................................        23,450
Custodian fees..............................................        22,440
Printing and shareholder reports............................        15,262
Directors' fees and expenses................................        10,998
Offering costs..............................................         8,157
Transfer agent fees.........................................         5,000
Pricing services............................................         3,828
Other.......................................................         9,084
                                                              ------------
Total expenses..............................................                     1,310,594
                                                                              ------------
Investment income--net......................................                       231,435
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................   (12,979,059)
  Foreign currency transactions--net........................        (2,236)    (12,981,295)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    53,661,653
  Foreign currency transactions--net........................           (86)     53,661,567
                                                              ------------    ------------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                    40,680,272
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ 40,911,707
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    231,435    $    147,423
Realized loss on investments and foreign currency
  transactions--net.........................................   (12,981,295)    (22,623,210)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    53,661,567     (26,928,319)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    40,911,707     (49,404,106)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (220,023)       (161,537)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (220,023)       (161,537)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (44,206,000)     86,872,424
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (3,514,316)     37,306,781
Beginning of year...........................................   200,524,321     163,217,540
                                                              ------------    ------------
End of year*................................................  $197,010,005    $200,524,321
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $      4,011    $    (13,625)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS I+++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ---------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                    FOR THE YEAR ENDED                   FOR THE PERIOD
                                                                            DECEMBER 31,                      APRIL 3, 2000+
                                                              ----------------------------------------        TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                         2003            2002            2001               2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   5.46        $   7.54        $   9.23            $ 10.00
                                                              --------        --------        --------            -------
Investment income--net......................................       .01(++++)       .01(++++)       .04(++++)          .03
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      1.52           (2.08)          (1.71)              (.76)
                                                              --------        --------        --------            -------
Total from investment operations............................      1.53           (2.07)          (1.67)              (.73)
                                                              --------        --------        --------            -------
Less dividends:
  Investment income--net....................................      (.01)           (.01)           (.02)              (.04)
  In excess of investment income--net.......................        --              --              --                 --++
                                                              --------        --------        --------            -------
Total dividends.............................................      (.01)           (.01)           (.02)              (.04)
                                                              --------        --------        --------            -------
Net asset value, end of period..............................  $   6.98        $   5.46        $   7.54            $  9.23
                                                              ========        ========        ========            =======
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    27.98%         (27.51%)        (18.12%)            (7.27%)(++)
                                                              ========        ========        ========            =======
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................      .74%            .75%            .79%              1.09%*
                                                              ========        ========        ========            =======
Expenses....................................................      .74%            .75%            .79%              1.12%*
                                                              ========        ========        ========            =======
Investment income--net......................................      .13%            .09%            .57%              1.18%*
                                                              ========        ========        ========            =======
-----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $197,010        $200,524        $163,218            $32,480
                                                              ========        ========        ========            =======
Portfolio turnover..........................................   134.62%          89.61%          94.56%             95.44%
                                                              ========        ========        ========            =======
-----------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

+    Commencement of operations.

++   Amount is less than $(.01) per share.

+++  Effective September 2, 2003, Class A Shares were redesignated Class I
     Shares.

(++) Aggregate total investment return.

(++++) Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co."), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by

--------------------------------------------------------------------------------

the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be

--------------------------------------------------------------------------------

maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $8,460 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $2,236 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.


  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $4,343 in securities lending agent fees from the Fund.

  For the year ended December 31, 2003, MLPF&S earned $82,618 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $3,765 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $225,191,632 and $219,389,122, respectively.

--------------------------------------------------------------------------------

  Net realized losses for the year ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses      Gains (Losses)
--------------------------------------------------------------------
Long-term investments................  $(12,979,059)   $28,585,726
Foreign currency transactions........        (2,236)            (6)
                                       ------------    -----------
Total................................  $(12,981,295)   $28,585,720
                                       ============    ===========
--------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $26,958,890, of which $27,722,236 related to appreciated securities and $763,346 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $179,384,069.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                      Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    4,832,027      28,735,114
Shares issued to shareholders in
 reinvestment of dividends..........       31,567         220,023
                                      -----------    ------------
Total issued........................    4,863,594      28,955,137
Shares redeemed.....................  (13,386,595)    (73,161,137)
                                      -----------    ------------
Net decrease........................   (8,523,001)   $(44,206,000)
                                      ===========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                      Shares          Amount
-----------------------------------------------------------------
Shares sold.........................   22,309,012    $137,179,860
Shares issued to shareholders in
 reinvestment of dividends..........       29,280         161,537
                                      -----------    ------------
Total issued........................   22,338,292     137,341,397
Shares redeemed.....................   (7,255,296)    (50,468,973)
                                      -----------    ------------
Net increase........................   15,082,996    $ 86,872,424
                                      ===========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. SHORT-TERM BORROWINGS:


The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

------------------------------------------------------------------
                                           12/31/2003   12/31/2002
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................   $220,023     $161,537
                                            --------     --------
Total taxable distributions..............   $220,023     $161,537
                                            ========     ========
------------------------------------------------------------------

  As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $      4,011
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................         4,011
Capital loss carryforward..........................   (45,411,983)*
Unrealized gains--net..............................    26,958,884**
                                                     ------------
Total accumulated losses--net......................  $(18,449,088)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $45,411,983, of which $110,592 expires in 2008, $10,750,741 expires in 2009,
   $20,235,625 expires in 2010 and $14,315,025 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FUNDAMENTAL GROWTH V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

  The Fund seeks competitive returns with low to moderate levels of risk compared to most equity funds through a flexible, value-oriented approach. The Fund invests in U.S. and global equity and fixed income securities, seeking what we believe are the best investment opportunities worldwide, diversified across asset classes, countries and securities. Within the equity portion of the portfolio, the Fund management team looks for undervalued companies that are expected to generate above-average rates of return. In selecting fixed income securities, management focuses on total return and credit analysis. Portfolio diversification is the key means of managing risk.

INVESTMENT ENVIRONMENT

  The year 2003 proved to be both a memorable and dynamic one in terms of the overall global investment environment. The year began with investor sentiment depressed by fears of a potential war in Iraq and a Severe Acute Respiratory Syndrome (SARS) epidemic in Asia, and actually ended with investors looking back on the best broad gains for global equity markets since the 1980s. The upswing in equity market returns was supported by broadening evidence of improving economic fundamentals.

  As a result of the stimulative effects of aggressive monetary and fiscal policy, the U.S. concluded the year with a vastly improved economy following the longest and deepest equity bear market since the Great Depression. Consumers continued to spend, capital expenditures decisively turned upward, corporate profits began to rise, job growth began to appear and export markets were reviving. After the initial Iraq war-related setback, the market subsequently registered significant gains with only minor periodic pullbacks. The Standard & Poor's (S&P) 500 Index rose 28.68% during 2003 and, in keeping with many bear market bottoms, greater returns were delivered by smaller-cap and higher-beta equity indexes.

  Outside the United States, many international equity markets also performed well, buoyed by the improving U.S. economic fundamentals. In Europe, aided by a significantly weaker dollar, returns to U.S. investors were in excess of 30% in U.S.-dollar terms. Similar returns were achieved in Japan and the Pacific Region overall, while many Asian emerging markets rose in excess of 50% as strong economic growth continued.

  Fixed income markets in the United States recorded slightly higher yields for most Treasury securities along with record quality spread contraction. The yield on the U.S. 10-year Treasury bond rose from 3.81% at the start of the year to 4.24% at year end. Government bond yields in Japan and the United Kingdom also experienced similar increases during the year. Overall, this proved to be the year of the high yield bond, as investor appetite for risk increased on the back of the Federal Reserve Board's interest rate cuts. June's rate cut moved the Federal Funds rate to just 1%, the lowest level since 1958. This caused fixed income investors to shift their attention toward lower-quality paper during the year, paving the way for U.S. high yield bonds to return approximately 30% in 2003.

FISCAL YEAR IN REVIEW

  The Fund enjoyed strong returns over the year, both in absolute terms and relative to its reference portfolio. For the 12-month period ended December 31, 2003, the Fund's Class I Shares had a total return of +34.57%. The Fund outperformed the unmanaged benchmark, the Financial Times Stock Exchange (FTSE) World Index, which returned +33.91% and its Reference Portfolio, which returned +23.23% for the same period. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2003 were as follows: the unmanaged S&P 500 Index returned +28.68%; the unmanaged FTSE World (ex-U.S.) Index returned +40.72%; the Merrill Lynch Treasury Index GA05 returned +2.51%, and the Citigroup (Non US$) World Government Bond Index returned +18.52%. Within the context of its historical performance, the Fund's returns for the fiscal year, although gratifying, are unusually large and should not be considered typical nor an indication of future results.

  The Fund's outperformance reflected both the increased volatility of our asset mix and the nearly simultaneous success of many of the Fund's investment strategies, including our positioning of the portfolio for a rebound in global equity markets. Positive performance at the beginning of the 12-month period was largely attributed to an asset allocation strategy that included an overweight position in equities,

--------------------------------------------------------------------------------

especially U.S. stocks, and a significant underweighting in fixed income, particularly high-quality, long-term U.S. government bonds. During the first half of 2003, the U.S. equity market, driven by positive economic and earnings news, broadly outperformed international markets.

  During the latter half of the year, the Fund maintained a slight underweight-to-neutral equity allocation and benefited from the continued broad-based appreciation in global equity markets, notably in Asia and Canada. For the 12-month period as a whole, performance was further enhanced by effective stock selection.

  Although underweight in fixed income in general, the make-up of the Fund's fixed income portfolio contributed favorably to performance for the year. The Fund had significant exposure to U.S. corporate and high-yield securities, in addition to European and Canadian sovereign debt. These positions reflected our belief that these securities would outperform U.S. Treasury issues. Our outlook was realized over the period as corporate bonds rallied to enjoy their strongest returns in more than a decade, and yield spreads narrowed from the record levels seen in October 2002. The contraction in spreads was prompted by economic revitalization, rapidly declining default rates and improving investor confidence in the corporate and high-yield sectors.

  During 2003, we continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included taking profits in those stocks that outperformed, notably in the information technology and financials sectors in the earlier part of the fiscal year, and in the materials sector later in the period. As of December 31, 2003, the Fund's equity allocation was overweight relative to that of its Reference Portfolio at 63.3% of net assets, up slightly from 60.1% at the beginning of the year. The Fund's equity exposure peaked at nearly 64% of net assets in February and March 2003. We reduced our allocation to a relatively neutral position by gradually taking profits as global equity markets rebounded during the second half of the fiscal year. The equity allocation at the close of the period reflected a reduction in our U.S. and European equity exposure, which was partially offset by a significant increase in our Asian equity exposure in the last six months of the period.

  The Fund's U.S. equity weighting decreased during the year from an overweight of 38.8% of net assets to an underweight of 30.4%, while the Fund's non-U.S. equity exposure increased from a relatively underweight of 21.3% of net assets to an overweight of 32.9%. During the period, the Fund's exposure to European equities decreased from 12.9% of net assets to 10.1%, and our Asian equity exposure increased from 8.4% of net assets to 19.5%. We increased the Fund's overweight position in Asian equities, notably in Japan, as global economies recovered and securities remained inexpensive relative to other markets, particularly to U.S. equities.

  The Fund was significantly underweight in fixed income securities during the fiscal year with 21.9% of net assets invested in bonds worldwide as of December 31, 2003. This compared to the Reference Portfolio's fixed income allocation of 40%. Early in the year, we increased the Fund's position in euro-denominated bonds and U.S.-denominated corporate debt and added positions in Canadian sovereign debt. Later in the year, we reduced our overall fixed income weighting by taking profits in the corporate and high yield securities as these markets appreciated. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

  Approximately 4.8% of the Fund's net assets were invested in convertible securities as of December 31, 2003, compared to 3.8% at the beginning of the period. These securities are reported as a portion of the Fund's fixed income investments, although some of these securities may tend to perform similar to equities. Cash reserves during the year decreased from 16.6% of net assets at the start of the period to 14.8% as of December 31, 2003. Cash is actively managed and is an integral part of the Fund's investment strategy. Within the Fund's current strategy, we consider cash to be zero-duration fixed income investments, including short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

  Compared to its Reference Portfolio, the Fund ended the period overweight in equities, significantly underweight in fixed income securities and overweight in cash reserves. In terms of sector allocations, the Fund remained overweight in energy, materials and telecommunications and is currently underweight in the industrials, consumer discretionary, technology, health care, consumer staples, utilities and financials sectors. The Fund ended the fiscal year with little exposure to long-term, high-grade fixed income securities. We find the yields on these instruments to be unattractive given the associated risk of future interest rate increases.

  As for currency exposure, we ended the period underweight in the Japanese yen, slightly overweight the U.S. dollar, with modestly overweight positions in the South Korean won, Indian rupee and Thai baht. The Fund's over-

--------------------------------------------------------------------------------

weight in the U.S. dollar can be largely explained by its below-benchmark exposure to the Japanese yen.

  At the close of the period, the portfolio's equity weighting was higher than during most of its history. For that reason, we expect that the Fund may exhibit a somewhat higher beta compared to the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

IN CONCLUSION

  We thank you for your continued investment in Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Dennis W. Stattman
Dennis Stattman
Vice President and Senior Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------

                                                 GLOBAL ALLOCATION V.I.
                                                 FUND+--CLASS I SHARES*      REFERENCE PORTFOLIO+++        FTSE WORLD INDEX++
                                                 ----------------------      ----------------------        ------------------
12/93                                                   10000.00                    10000.00                    10000.00
12/94                                                    9854.00                    10248.00                    10583.00
12/95                                                   10899.00                    12606.00                    12659.00
12/96                                                   12334.00                    13974.00                    14331.00
12/97                                                   13807.00                    15781.00                    16537.00
12/98                                                   15032.00                    18918.00                    20347.00
12/99                                                   18245.00                    21428.00                    25637.00
12/00                                                   16489.00                    20499.00                    22797.00
12/01                                                   15029.00                    18902.00                    19117.00
12/02                                                   13804.00                    17810.00                    15473.00
12/03                                                   18577.00                    21947.00                    20719.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's -- Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US).

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
    ----------------------------------------------------------------------------

    PERIOD COVERED                                                      % RETURN
    ----------------------------------------------------------------------------
    One Year Ended 12/31/03                                              +34.57%
    ----------------------------------------------------------------------------
    Five Years Ended 12/31/03                                             + 4.33
    ----------------------------------------------------------------------------
    Ten Years Ended 12/31/03                                              + 6.39
    ----------------------------------------------------------------------------

    * Average Annual Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2003                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +16.52%        +34.57%
-----------------------------------------------------------------------------------------
FTSE World Index**                                               +20.13         +33.91
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           +12.91         +23.23
-----------------------------------------------------------------------------------------
U.S. Stocks: Standard & Poor's 500 Index****                     +15.14         +28.68
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +26.61         +40.72
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              - 0.95         + 2.51
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    + 9.64         +18.52
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows:
    36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-US) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-US).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks ten government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 12/31/03                                                   NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        30.4%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                    10.1                 14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               19.5                  7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        3.3                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       63.3                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated Fixed Income Securities                       7.4                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                         5.2                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     2.2                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar Denominated Fixed Income Securities                  14.5                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        21.9                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              14.8**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        FOOD PRODUCTS              370,000    +Burns, Philp & Company Limited.....  $    158,903       0.0%
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            353,600    BHP Billiton Limited................     3,247,659       0.7
                                            135,200    BHP Steel Limited...................       570,452       0.1
                                             69,900    Rio Tinto Limited...................     1,959,181       0.4
                                            383,700    +WMC Resources Limited..............     1,627,626       0.3
                                                                                             ------------     -----
                                                                                                7,404,918       1.5
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   50,200    Woodside Petroleum Limited..........       559,783       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN AUSTRALIA         8,123,604       1.6
----------------------------------------------------------------------------------------------------------------------
BRAZIL           COMMERCIAL BANKS             7,200    Uniao de Bancos Brasileiros SA
                                                         (Unibanco) (ADR)*.................       179,640       0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED              5,631,667    Tele Centro Sul Participacoes SA....        35,625       0.0
                 TELECOMMUNICATION
                 SERVICES

                                             22,280    Tele Norte Leste Participacoes SA
                                                         (ADR)*............................       343,780       0.1
                                                                                             ------------     -----
                                                                                                  379,405       0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES          16,500    Companhia Energetica de Minas Gerais
                                                         SA--CEMIG (ADR)*..................       303,600       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            564,500    +Caemi Mineracao e Metalurgica
                                                         S.A...............................       248,497       0.1
                                              5,760    Companhia Siderurgica Nacional
                                                         (ADR)*............................       308,736       0.1
                                              2,500    Companhia Vale do Rio Doce (ADR)*...       146,250       0.0
                                             22,840    Companhia Vale do Rio Doce
                                                         (Sponsored ADR)*..................     1,176,488       0.2
                                                                                             ------------     -----
                                                                                                1,879,971       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   46,454    Petroleo Brasileiro SA--Petrobras
                                                         (ADR)*............................     1,230,186       0.2
                                             36,300    Petroleo Brasileiro SA--Petrobras
                                                         (ADR)*............................     1,061,412       0.2
                                                                                             ------------     -----
                                                                                                2,291,598       0.4
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST               8,100    Votorantim Celulose e Papel SA
                 PRODUCTS                                (ADR)*............................       253,935       0.0
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN BRAZIL            5,288,149       1.0
----------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS              98,028    +Nortel Networks Corporation........       414,658       0.1
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING             63,000    +Inco Limited.......................     2,508,660       0.5
                                             98,700    Placer Dome Inc. ...................     1,767,717       0.3
                                                                                             ------------     -----
                                                                                                4,276,377       0.8
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN CANADA            4,691,035       0.9
----------------------------------------------------------------------------------------------------------------------
CHILE            COMMERCIAL BANKS             4,795    Banco Santander Chile SA (ADR)*.....       114,025       0.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES          18,300    +Empresa Nacional de Electricidad SA
                                                         (Endesa) (ADR)*...................       214,110       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN CHILE               328,135       0.1
----------------------------------------------------------------------------------------------------------------------
CHINA            AIR FREIGHT &              694,000    Sinotrans Limited 'H'...............       312,870       0.1
                 LOGISTICS
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         480,000    Beijing Datang Power Generation
                                                         Company Limited 'H'...............       343,140       0.1
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES         326,000    +Guangdong Kelon Electrical Holdings
                                                         Company Limited 'H'...............       140,669       0.0
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                    7,200    +China Life Insurance Co., Limited
                                                         (ADR)*............................       235,561       0.0
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN CHINA             1,032,240       0.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
CZECH            COMMERCIAL BANKS             6,400    Komercni Banka AS (GDR)**...........  $    200,696       0.0%
REPUBLIC
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN THE CZECH
                                                       REPUBLIC                                   200,696       0.0
----------------------------------------------------------------------------------------------------------------------
DENMARK          COMMERCIAL SERVICES &       16,498    ISS A/S.............................       813,281       0.2
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN DENMARK             813,281       0.2
----------------------------------------------------------------------------------------------------------------------
FINLAND          PAPER & FOREST              16,668    Stora Enso Oyj 'R'..................       224,538       0.0
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN FINLAND             224,538       0.0
----------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES                  9,320    PSA Peugeot Citroen.................       474,934       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS            21,846    BNP Paribas SA......................     1,375,569       0.2
                                             17,016    Credit Agricole S.A.................       406,297       0.1
                                                                                             ------------     -----
                                                                                                1,781,866       0.3
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS       7,183    Lafarge SA (Ordinary)...............       639,656       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 29,878    +France Telecom SA..................       853,979       0.2
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &       7,014    Schneider SA........................       459,165       0.1
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &       20,695    Accor SA............................       937,121       0.2
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   23,107    Axa.................................       494,608       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                       28,995    +Vivendi Universal SA...............       704,759       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING             28,354    Arcelor.............................       494,263       0.1
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &           32,146    Suez SA.............................       645,920       0.1
                 UNREGULATED POWER
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                    9,657    TotalFinaElf SA.....................     1,795,459       0.4
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN FRANCE            9,281,730       1.8
----------------------------------------------------------------------------------------------------------------------
GERMANY          AIRLINES                    17,473    Deutsche Lufthansa AG (Registered
                                                         Shares)...........................       292,024       0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                  7,674    Bayerische Motoren Werke (BMW) AG...       355,725       0.1
                                              6,552    Volkswagen AG.......................       364,872       0.1
                                                                                             ------------     -----
                                                                                                  720,597       0.2
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                   18,244    Bayer AG............................       534,340       0.1
                                             10,618    Linde AG............................       571,882       0.1
                                                                                             ------------     -----
                                                                                                1,106,222       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL        8,970    Deutsche Boerse AG..................       490,476       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 39,977    +Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                       Shares)...........................       731,667       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES          11,474    E.On AG.............................       748,819       0.2
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS           3,134    Henkel KGaA.........................       230,425       0.0
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             11,295    Schering AG.........................       572,015       0.1
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &          4,810    Adidas-Salomon AG...................       547,859       0.1
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN GERMANY           5,440,104       1.1
----------------------------------------------------------------------------------------------------------------------
HONG KONG        AUTOMOBILES                247,000    Denway Motors Limited...............       262,475       0.0
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  630,000    Sinopec Shanghai Petrochemical
                                                         Company Limited...................       279,960       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
HONG KONG        COMMERCIAL BANKS            70,400    HSBC Holdings PLC...................  $  1,110,825       0.2%
(CONCLUDED)

                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS     126,000    Anhui Conch Cement Co. Ltd. 'H'.....       162,296       0.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         162,000    Huaneng Power International, Inc.
                                                         'H'...............................       280,656       0.1
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 184,380    Hutchison Whampoa Limited...........     1,359,647       0.3
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   97,000    CNOOC Limited.......................       189,912       0.0
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION              72,000    Hainan Meilan Airport Company
                 INFRASTRUCTURE                          Limited 'H'.......................        50,080       0.0
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN HONG KONG         3,695,851       0.7
----------------------------------------------------------------------------------------------------------------------
HUNGARY          COMMERCIAL BANKS             8,300    +OTP Bank Rt. (GDR)**...............       214,086       0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 11,350    Magyar Tavkozlesi Rt (ADR)*.........       216,147       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN HUNGARY             430,233       0.1
----------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILES                 25,000    Bajaj Auto Limited..................       623,205       0.1
                                             27,300    Hero Honda Motors Ltd. .............       268,572       0.1
                                             38,900    +Maruti Udyog Limited...............       320,834       0.1
                                                                                             ------------     -----
                                                                                                1,212,611       0.3
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                  330,000    +Reliance Industries Ltd. ..........     4,144,438       0.8
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS            19,200    ICICI Bank Limited (ADR)*...........       329,856       0.1
                                             33,900    Oriental Bank of Commerce...........       190,509       0.0
                                             20,450    State Bank of India.................       241,366       0.1
                                                                                             ------------     -----
                                                                                                  761,731       0.2
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS          72,600    Hindustan Lever Ltd. ...............       325,725       0.1
                 -----------------------------------------------------------------------------------------------------
                 IT SERVICES                 17,319    Infosys Technologies Limited........     2,111,950       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   20,200    Bharat Petroleum Corporation
                                                         Ltd. .............................       199,344       0.0
                                             34,300    Hindustan Petroleum Corporation
                                                         Ltd. .............................       328,904       0.1
                                                                                             ------------     -----
                                                                                                  528,248       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             22,200    Dr. Reddy's Laboratories Limited....       694,854       0.1
                                             22,800    Ranbaxy Laboratories Limited........       548,799       0.1
                                                                                             ------------     -----
                                                                                                1,243,653       0.2
                 -----------------------------------------------------------------------------------------------------
                 THRIFTS & MORTGAGE          80,000    Housing Development Finance
                 FINANCE                                 Corporation Ltd. (HDFC)...........     1,129,819       0.2
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN INDIA            11,458,175       2.3
----------------------------------------------------------------------------------------------------------------------
INDONESIA        AUTOMOBILES                498,500    PT Astra International Tbk..........       295,934       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           643,000    PT Bank Danamon Indonesia Tbk.......       154,595       0.0
                                          1,679,000    PT Bank Mandiri.....................       199,347       0.0
                                                                                             ------------     -----
                                                                                                  353,942       0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                399,300    PT Telekomunikasi Indonesia.........       320,009       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS            1,751,900    PT Indofood Sukses Makmur Tbk.......       166,402       0.0
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN INDONESIA         1,136,287       0.2
----------------------------------------------------------------------------------------------------------------------
IRELAND          COMMERCIAL BANKS            46,183    Bank of Ireland.....................       629,132       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN IRELAND             629,132       0.1
----------------------------------------------------------------------------------------------------------------------
ISRAEL           COMMUNICATIONS             166,100    +ECI Telecom Limited (U.S.
                 EQUIPMENT                               Registered Shares)................       951,753       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                  41,500    Clal Industries Ltd. ...............       191,967       0.0
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ISRAEL           PHARMACEUTICALS              3,200    +Taro Pharmaceutical Industries
(CONCLUDED)                                              Ltd. .............................  $    206,400       0.1%
                                              8,738    Teva Pharmaceutical Industries Ltd.
                                                         (ADR)*............................       495,532       0.1
                                                                                             ------------     -----
                                                                                                  701,932       0.2
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                     8,290    +Check Point Software Technologies
                                                         Ltd. .............................       139,438       0.0
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN ISRAEL            1,985,090       0.4
----------------------------------------------------------------------------------------------------------------------
ITALY            COMMERCIAL BANKS            73,377    +Capitalia SpA......................       215,929       0.0
                                            324,725    Intesa BCI SpA......................     1,269,735       0.3
                                            147,847    Unicredito Italiano SpA.............       798,164       0.2
                                                                                             ------------     -----
                                                                                                2,283,828       0.5
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                231,449    +Telecom Italia SpA.................       686,055       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   77,406    ENI SpA.............................     1,460,636       0.3
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN ITALY             4,430,519       0.9
----------------------------------------------------------------------------------------------------------------------
JAPAN            AUTO COMPONENTS             24,500    TOYOTA INDUSTRIES CORPORATION.......       520,085       0.1
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES                122,000    Fuji Heavy Industries, Ltd. ........       591,957       0.1
                                             10,900    Honda Motor Co., Ltd. ..............       484,128       0.1
                                             48,000    Suzuki Motor Corporation............       710,348       0.2
                                                                                             ------------     -----
                                                                                                1,786,433       0.4
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                   20,700    Coca-Cola West Japan Company
                                                         Limited...........................       405,617       0.1
                                             13,000    Kinki Coca-Cola Bottling Co.,
                                                         Ltd. .............................        94,495       0.0
                                                                                             ------------     -----
                                                                                                  500,112       0.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                   71,000    Shin-Etsu Chemical Co., Ltd. .......     2,901,745       0.6
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &                  3,700    Seiko Epson Corporation.............       172,623       0.0
                 PERIPHERALS
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &             117,000    JGC Corporation.....................     1,220,547       0.2
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER FINANCE            19,500    Credit Saison Co., Ltd. ............       440,328       0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &      33,000    Murata Manufacturing Co., Ltd. .....     1,782,868       0.4
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES              35,300    Ito-Yokado Co., Ltd. ...............     1,110,021       0.2
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  495,000    Aioi Insurance Company, Limited.....     1,967,622       0.4
                                                573    Millea Holdings, Inc. ..............     7,485,304       1.5
                                            748,000    Mitsui Sumitomo Insurance Company,
                                                         Limited...........................     6,142,017       1.2
                                             98,000    NIPPONKOA Insurance Company,
                                                         Limited...........................       542,260       0.1
                                                                                             ------------     -----
                                                                                               16,137,203       3.2
                 -----------------------------------------------------------------------------------------------------
                 OFFICE ELECTRONICS          45,000    Canon, Inc. ........................     2,095,269       0.4
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS              7,000    Kyorin Pharmaceutical Co., Ltd. ....        78,707       0.0
                                             26,300    Rohto Pharmaceutical Co., Ltd. .....       219,392       0.0
                                             43,500    Takeda Chemical Industries, Ltd. ...     1,725,063       0.4
                                                                                             ------------     -----
                                                                                                2,023,162       0.4
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                     5,300    Nintendo Company Ltd. ..............       494,541       0.1
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                       335    NTT DoCoMo, Inc. ...................       759,588       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN JAPAN            31,944,525       6.3
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
MALAYSIA         COMMERCIAL BANKS           160,700    Commerce Asset-Holding Berhad.......  $    173,387       0.0%
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES         150,000    YTL Corporation Berhad..............       170,526       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &      136,400    Resorts World Berhad................       362,537       0.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 MARINE                     111,100    Malaysia International Shipping
                                                         Corporation Berhad 'Foreign'......       336,224       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   30,900    +Crest Petroleum Berhad.............        65,053       0.0
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                     20,000    British American Tobacco Berhad.....       228,947       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN MALAYSIA          1,336,674       0.3
----------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES                   13,300    Fomento Economico Mexicano, SA de CV
                                                         (ADR)*............................       490,504       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           210,014    +Grupo Financiero BBVA Bancomer, SA
                                                         de CV.............................       179,415       0.0
                                             52,160    Grupo Financiero Banorte SA de CV
                                                         'O'...............................       181,027       0.1
                                                                                             ------------     -----
                                                                                                  360,442       0.1
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS       9,363    Cemex SA de CV (ADR)*...............       245,311       0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 10,130    Telefonos de Mexico SA (ADR)*.......       334,594       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES               1,828    Wal-Mart de Mexico SA de CV 'C'.....         4,888       0.0
                 RETAILING
                                             66,043    Wal-Mart de Mexico SA de CV 'V'.....       188,245       0.0
                                                                                             ------------     -----
                                                                                                  193,133       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES          59,600    +Corporacion GEO, SA de CV..........       303,748       0.1
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                  75,900    Alfa, SA 'A'........................       227,621       0.0
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                       28,026    Grupo Televisa SA (ADR)*............     1,117,116       0.2
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                    19,600    America Movil SA de CV 'L' (ADR)*...       535,864       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN MEXICO            3,808,333       0.7
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS                    9,500    Akzo Nobel NV.......................       366,675       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS            19,759    ABN AMRO Holding NV.................       462,322       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &       44,100    +Buhrmann NV........................       384,373       0.1
                 SUPPLIES
                                             30,114    Vedior NV 'A'.......................       471,005       0.1
                                                                                             ------------     -----
                                                                                                  855,378       0.2
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &               9,923    Imtech NV...........................       257,587       0.1
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL       56,184    ING Groep NV........................     1,310,344       0.3
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES              75,382    Koninklijke Ahold NV................       574,302       0.1
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS                8,825    +Koninklijke Numico NV..............       243,889       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES          27,303    Koninklijke (Royal) Philips
                                                         Electronics NV....................       797,255       0.1
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   32,130    Aegon NV............................       475,384       0.1
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                       38,036    Wolters Kluwer NV 'A'...............       594,911       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   27,924    Royal Dutch Petroleum Company.......     1,472,278       0.3
                                             25,000    Royal Dutch Petroleum Company (NY
                                                         Registered Shares)................     1,309,750       0.2
                                                                                             ------------     -----
                                                                                                2,782,028       0.5
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN THE
                                                       NETHERLANDS                              8,720,075       1.7
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
PERU             METALS & MINING             13,706    Compania de Minas Buenaventura SA
                                                         (ADR)*............................  $    387,606       0.1%
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN PERU                387,606       0.1
----------------------------------------------------------------------------------------------------------------------
RUSSIA           ELECTRIC UTILITIES           3,300    RAO Unified Energy System
                                                         (Registered S) (GDR)**............        92,070       0.0
                 -----------------------------------------------------------------------------------------------------
                 GAS UTILITIES               15,910    OAO Gazprom (ADR)*..................       405,705       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING              6,630    Mining and Metallurgical Company
                                                         Norilsk Nickel (ADR)*.............       431,945       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                    7,155    LUKoil Holding (ADR)*...............       665,415       0.1
                                             13,298    Surgutneftegaz (ADR)*...............       386,972       0.1
                                                                                             ------------     -----
                                                                                                1,052,387       0.2
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN RUSSIA            1,982,107       0.4
----------------------------------------------------------------------------------------------------------------------
SINGAPORE        BEVERAGES                   50,000    Fraser & Neave Limited..............       370,959       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS            52,000    Oversea-Chinese Banking Corporation
                                                         Ltd. .............................       370,488       0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &      47,100    +Flextronics International Ltd. ....       698,964       0.1
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS      323,000    Parkway Holdings Limited............       185,435       0.0
                 & SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 216,000    Keppel Corporation Ltd. ............       775,835       0.2
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                331,000    Keppel Land Limited.................       307,943       0.1
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION             555,000    SembCorp Logistics Limited..........       653,595       0.1
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN SINGAPORE         3,363,219       0.7
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     COMMERCIAL BANKS            60,658    ABSA Group Limited..................       382,941       0.1
                                            201,469    FirstRand Limited...................       269,229       0.0
                                             60,794    Standard Bank Investment Corporation
                                                         Limited...........................       356,840       0.1
                                                                                             ------------     -----
                                                                                                1,009,010       0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  152,538    Sanlam Limited......................       201,099       0.0
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING             60,510    Anglo American PLC..................     1,296,319       0.2
                                              6,250    AngloGold Limited (ADR)*............       291,875       0.1
                                             17,808    Gold Fields Limited.................       254,781       0.0
                                              4,488    Impala Platinum Holdings Limited....       389,969       0.1
                                                                                             ------------     -----
                                                                                                2,232,944       0.4
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   18,704    Sasol Limited.......................       266,199       0.1
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST              10,000    Sappi Limited.......................       136,330       0.0
                 PRODUCTS
                                             18,700    Sappi Limited (ADR)*................       255,629       0.1
                                                                                             ------------     -----
                                                                                                  391,959       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN SOUTH AFRICA      4,101,211       0.8
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      CHEMICALS                    3,779    +LG Chem, Ltd. .....................       174,440       0.0
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS            18,579    +Kookmin Bank.......................       696,225       0.1
                                             11,390    +Koram Bank.........................       133,831       0.0
                                             45,400    +Pusan Bank.........................       254,149       0.1
                                                                                             ------------     -----
                                                                                                1,084,205       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                111,400    KT Corporation (ADR)*...............     2,124,398       0.4
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES           7,420    +Korea Electric Power Corporation...       133,267       0.0
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &       1,750    Samsung Display Devices Co.,
                 INSTRUMENTS                             Ltd. .............................       206,358       0.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      HOUSEHOLD DURABLES          14,800    +Hanssem Co., Ltd. .................  $    116,139       0.0%
(CONCLUDED)

                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING              4,087    POSCO...............................       559,111       0.1
                                             80,000    POSCO (ADR)*........................     2,717,600       0.6
                                                                                             ------------     -----
                                                                                                3,276,711       0.7
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS &             6,509    Samsung Electronics.................     2,463,751       0.5
                 SEMICONDUCTOR
                 EQUIPMENT
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &         21,353    +Cheil Industries Inc. .............       310,035       0.1
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                      9,260    KT&G Corporation....................       160,875       0.0
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                     2,600    SK Telecom Co., Ltd. ...............       434,243       0.1
                 TELECOMMUNICATION
                 SERVICES

                                             24,600    SK Telecom Co., Ltd. (ADR)*.........       458,790       0.1
                                                                                             ------------     -----
                                                                                                  893,033       0.2
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN SOUTH KOREA      10,943,212       2.1
----------------------------------------------------------------------------------------------------------------------
SPAIN            TOBACCO                     20,836    Altadis.............................       591,334       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN SPAIN               591,334       0.1
----------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMERCIAL BANKS            65,680    Nordbanken Holding AB...............       492,922       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &       36,206    Securitas AB 'B'....................       488,094       0.1
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                  135,874    Skandia Forsakrings AB..............       494,753       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN SWEDEN            1,475,769       0.3
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      CAPITAL MARKETS             37,688    Credit Suisse Group.................     1,378,922       0.3
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS      17,617    Holderbank Finan Glaris Ltd.
                                                         (Registered Shares)...............       820,489       0.1
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &      98,405    +ABB Ltd. ..........................       498,888       0.1
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS                4,830    Nestle SA (Registered Shares).......     1,206,768       0.2
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                    1,762    +Swiss Life Holding.................       323,407       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             20,903    Novartis AG (Registered Shares).....       949,022       0.2
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN SWITZERLAND       5,177,496       1.0
----------------------------------------------------------------------------------------------------------------------
TAIWAN           CHEMICALS                  195,480    Formosa Chemicals & Fibre
                                                         Corporation.......................       328,199       0.1
                                            144,160    Formosa Plastic Corporation.........       237,790       0.0
                                            205,915    Nan Ya Plastic Corporation..........       297,197       0.1
                                                                                             ------------     -----
                                                                                                  863,186       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           662,522    SinoPac Holdings Company............       335,652       0.0
                                            472,000    Taishin Financial Holdings Co.,
                                                         Ltd. .............................       348,960       0.1
                                                                                             ------------     -----
                                                                                                  684,612       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMPUTERS &                247,973    Compal Electronics Inc. ............       339,639       0.1
                 PERIPHERALS
                                            119,020    Quanta Computer Inc. ...............       292,730       0.0
                                                                                             ------------     -----
                                                                                                  632,369       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL      178,734    Fubon Financial Holding Co.,
                 SERVICES                                Ltd. .............................       171,100       0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 39,000    Chunghwa Telecom Co., Ltd. (ADR)*...       565,500       0.1
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &     125,220    Hon Hai Precision Industry..........       492,397       0.1
                 INSTRUMENTS
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            426,503    China Steel Corporation.............       354,268       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
TAIWAN           SEMICONDUCTORS &            23,550    MediaTek Incorporation..............  $    221,280       0.1%
(CONCLUDED)      SEMICONDUCTOR
                 EQUIPMENT
                                            219,322    +Taiwan Semiconductor Manufacturing
                                                         Company...........................       410,219       0.1
                                            208,000    +United Microelectronics
                                                         Corporation, Ltd. ................       178,286       0.0
                                                                                             ------------     -----
                                                                                                  809,785       0.2
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN TAIWAN            4,573,217       0.9
----------------------------------------------------------------------------------------------------------------------
THAILAND         COMMERCIAL BANKS           227,060    +Bangkok Bank Public Company Limited
                                                         'Foreign'.........................       659,017       0.1
                                          1,065,000    +Siam Commercial Bank Public Company
                                                         Limited (Registered Shares).......     1,451,448       0.3
                                                                                             ------------     -----
                                                                                                2,110,465       0.4
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS      59,600    Siam City Cement Public Company
                                                         Limited 'Foreign'.................       342,957       0.1
                                            136,800    The Siam Cement Public Company
                                                         Limited 'Foreign'.................       952,913       0.2
                                                                                             ------------     -----
                                                                                                1,295,870       0.3
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER FINANCE           137,500    +TISCO Finance Public Company
                                                         Limited...........................       113,651       0.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL      567,200    +Industrial Finance Corporation of
                 SERVICES                                Thailand..........................        78,017       0.0
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS              155,000    Thai Union Frozen Products Public
                                                         Company Limited 'Foreign'.........       125,181       0.0
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES         784,000    Land and Houses Public Company
                                                         Limited...........................       251,292       0.1
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   75,900    PTT Exploration and Production
                                                         Public Company Limited
                                                         'Foreign'.........................       513,375       0.1
                                            355,504    PTT Public Company Limited..........     1,659,871       0.3
                                                                                             ------------     -----
                                                                                                2,173,246       0.4
                 -----------------------------------------------------------------------------------------------------
                 REAL ESTATE                532,500    +Sansiri Public Company Limited
                                                         'Foreign'.........................       157,240       0.0
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION             246,300    Bangkok Expressway Public Company
                 INFRASTRUCTURE                          Limited 'Foreign'.................       155,404       0.0
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                   172,257    Advanced Info Service Public Company
                 TELECOMMUNICATION                       Limited 'Foreign Registered'......       367,360       0.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN THAILAND          6,827,726       1.3
----------------------------------------------------------------------------------------------------------------------
TURKEY           COMMERCIAL BANKS        57,499,600    Akbank T.A.S. ......................       300,799       0.1
                                        111,091,400    +Turkiye Garanti Bankasi AS.........       324,181       0.1
                                         50,150,320    +Turkiye Is Bankasi (Isbank) 'C'....       203,457       0.0
                                                                                             ------------     -----
                                                                                                  828,437       0.2
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL   63,155,538    Haci Omer Sabanci Holdings AS.......       298,921       0.0
                 SERVICES
                                         18,575,340    +Koc Holding AS.....................       315,979       0.1
                                                                                             ------------     -----
                                                                                                  614,900       0.1
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN TURKEY            1,443,337       0.3
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   AEROSPACE & DEFENSE        175,531    BAE Systems PLC.....................       528,687       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS           124,297    Barclays PLC........................     1,108,658       0.2
                                             38,852    Royal Bank of Scotland Group PLC....     1,144,809       0.2
                                                                                             ------------     -----
                                                                                                2,253,467       0.4
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES              36,260    Boots Group PLC.....................       448,534       0.1
                 RETAILING
                                             66,775    J Sainsbury PLC.....................       373,853       0.1
                                                                                             ------------     -----
                                                                                                  822,387       0.2
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   FOOD PRODUCTS               80,598    Unilever PLC........................  $    751,352       0.1%
(CONCLUDED)

                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &       56,103    Compass Group PLC...................       381,645       0.0
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                  27,868    Smiths Industries PLC...............       329,759       0.1
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   53,767    AVIVA PLC...........................       471,871       0.1
                                             56,647    Prudential Corporation PLC..........       478,893       0.1
                                                                                             ------------     -----
                                                                                                  950,764       0.2
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                  126,570    BP Amoco PLC........................     1,026,405       0.2
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             37,702    GlaxoSmithKline PLC.................       863,901       0.2
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL           102,694    Kesa Electricals PLC................       472,923       0.1
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION              56,321    BAA PLC.............................       500,335       0.1
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                   339,337    Vodafone Group PLC..................       841,338       0.2
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN THE UNITED
                                                       KINGDOM                                  9,722,963       1.9
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE          3,000    General Dynamics Corporation........       271,170       0.1
                                              8,300    Raytheon Company....................       249,332       0.0
                                                                                             ------------     -----
                                                                                                  520,502       0.1
                 -----------------------------------------------------------------------------------------------------
                 AIR FREIGHT &                6,100    +ABX Air, Inc. .....................        26,230       0.0
                 LOGISTICS
                 -----------------------------------------------------------------------------------------------------
                 AUTO COMPONENTS             33,100    The Goodyear Tire & Rubber
                                                         Company...........................       260,166       0.1
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                   18,500    PepsiAmericas, Inc. ................       316,720       0.1
                 -----------------------------------------------------------------------------------------------------
                 CAPITAL MARKETS             23,200    The Bank of New York Company,
                                                         Inc. .............................       768,384       0.1
                                             23,200    J.P. Morgan Chase & Co. ............       852,136       0.2
                                             59,800    +Knight Trading Group, Inc. ........       875,472       0.2
                                              7,800    Mellon Financial Corporation........       250,458       0.0
                                             17,000    Morgan Stanley......................       983,790       0.2
                                                                                             ------------     -----
                                                                                                3,730,240       0.7
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                   17,200    E.I. du Pont de Nemours and
                                                         Company...........................       789,308       0.1
                                             12,600    +Hercules Incorporated..............       153,720       0.0
                                             20,200    Millennium Chemicals Inc. ..........       256,136       0.1
                                                                                             ------------     -----
                                                                                                1,199,164       0.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS            15,650    Charter One Financial, Inc. ........       540,708       0.1
                                             19,900    FleetBoston Financial Corporation...       868,635       0.2
                                                                                             ------------     -----
                                                                                                1,409,343       0.3
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &        6,000    +Cendant Corporation................       133,620       0.0
                 SUPPLIES
                                             52,600    Information Resources, Inc..........        89,420       0.1
                                                                                             ------------     -----
                                                                                                  223,040       0.1
                 -----------------------------------------------------------------------------------------------------
                 COMMUNICATIONS              93,400    +3Com Corporation...................       763,078       0.1
                 EQUIPMENT
                                            123,600    +ADC Telecommunications, Inc. ......       367,092       0.1
                                             24,700    +Cisco Systems, Inc. ...............       599,963       0.1
                                            101,800    +Lucent Technologies Inc. ..........       289,112       0.1
                                             14,500    Motorola, Inc. .....................       204,015       0.0
                                              6,300    QUALCOMM Incorporated...............       339,759       0.1
                                             33,100    +Tellabs, Inc. .....................       279,033       0.1
                                                                                             ------------     -----
                                                                                                2,842,052       0.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    COMPUTERS &                 12,600    +Apple Computer, Inc. ..............  $    269,262       0.1%
(CONTINUED)      PERIPHERALS
                                             19,160    +EMC Corporation....................       247,547       0.0
                                             53,011    Hewlett-Packard Company.............     1,217,663       0.2
                                              2,900    International Business Machines
                                                         Corporation.......................       268,772       0.1
                                              3,100    +NCR Corporation....................       120,280       0.0
                                            120,400    +Sun Microsystems, Inc. ............       540,596       0.1
                                                                                             ------------     -----
                                                                                                2,664,120       0.5
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &              12,400    Chicago Bridge & Iron Company NV (NY
                 ENGINEERING                             Registered Shares)................       358,360       0.1
                                            251,100    +Foster Wheeler Ltd. ...............       253,611       0.1
                                             62,300    +McDermott International, Inc. .....       744,485       0.1
                                            252,900    +Quanta Services, Inc. .............     1,846,170       0.4
                                             10,000    +The Shaw Group Inc. ...............       136,200       0.0
                                                                                             ------------     -----
                                                                                                3,338,826       0.7
                 -----------------------------------------------------------------------------------------------------
                 CONTAINERS & PACKAGING      37,600    +Crown Holdings, Inc. ..............       340,656       0.0
                                             21,800    +Smurfit-Stone Container
                                                         Corporation.......................       404,826       0.1
                                                                                             ------------     -----
                                                                                                  745,482       0.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL       59,600    CIT Group Inc. .....................     2,142,620       0.4
                 SERVICES
                                             91,100    Citigroup Inc.(h)...................     4,421,994       0.9
                                             11,822    Leucadia National Corporation.......       544,994       0.1
                                                                                             ------------     -----
                                                                                                7,109,608       1.4
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED                 28,200    ALLTEL Corporation..................     1,313,556       0.2
                 TELECOMMUNICATION
                 SERVICES

                                             15,680    AT&T Corporation....................       318,304       0.1
                                             26,500    BellSouth Corporation...............       749,950       0.1
                                             50,400    +Cincinnati Bell Inc. ..............       254,520       0.1
                                          2,550,000    LTC--Williams Communications........            26       0.0
                                             10,919    NTL Incorporated....................       761,600       0.1
                                             53,000    SBC Communications Inc. ............     1,381,710       0.3
                                             24,600    Sprint Corporation..................       403,932       0.1
                                             46,400    Verizon Communications..............     1,627,712       0.3
                                             27,870    WilTel Communications Group,
                                                         Inc. .............................             0       0.0
                                                                                             ------------     -----
                                                                                                6,811,310       1.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES          13,100    DTE Energy Company..................       516,140       0.1
                                             28,300    PPL Corporation.....................     1,238,125       0.2
                                                                                             ------------     -----
                                                                                                1,754,265       0.3
                 -----------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT &      71,195    +Solectron Corporation..............       420,762       0.1
                 INSTRUMENTS
                                             19,000    +Waters Corporation                        630,040       0.1
                                                                                             ------------     -----
                                                                                                1,050,802       0.2
                 -----------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &           6,000    Baker Hughes Incorporated...........       192,960       0.0
                 SERVICE
                                             31,200    ENSCO International Incorporated....       847,704       0.2
                                             37,700    GlobalSantaFe Corporation...........       936,091       0.2
                                             18,900    Halliburton Company.................       491,400       0.1
                                             18,500    +Input/Output, Inc. ................        83,435       0.0
                                             18,700    +Key Energy Services, Inc. .........       192,797       0.0
                                              6,300    +Noble Corporation..................       225,414       0.0
                                             37,500    +Rowan Companies, Inc. .............       868,875       0.2
                                             26,500    Schlumberger Limited................     1,450,080       0.3
                                             11,000    +Transocean Inc. ...................       264,110       0.1
                                                                                             ------------     -----
                                                                                                5,552,866       1.1
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES              15,600    CVS Corporation.....................       563,472       0.1
                 RETAILING
                                              7,800    +Safeway Inc. ......................       170,898       0.0
                                             36,400    Wal-Mart Stores, Inc. ..............     1,931,020       0.4
                                             15,700    Walgreen Co. .......................       571,166       0.1
                                                                                             ------------     -----
                                                                                                3,236,556       0.6
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    FOOD PRODUCTS                9,400    Archer-Daniels-Midland Company......  $    143,068       0.0%
(CONTINUED)                                   9,500    ConAgra, Inc. ......................       250,705       0.1
                                              6,600    Kraft Foods Inc. (Class A)..........       212,652       0.0
                                            250,500    Tyson Foods, Inc. (Class A).........     3,316,620       0.7
                                                                                             ------------     -----
                                                                                                3,923,045       0.8
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT       12,000    Baxter International Inc. ..........       366,240       0.1
                 & SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 HEALTH CARE PROVIDERS        8,300    Aetna Inc. (New Shares).............       560,914       0.1
                 & SERVICES
                                              7,800    AmerisourceBergen Corporation.......       437,970       0.1
                                             19,100    +Andrx Group........................       459,164       0.1
                                            154,800    +Beverly Enterprises, Inc. .........     1,329,732       0.3
                                              6,200    CIGNA Corporation...................       356,500       0.1
                                              8,000    Cardinal Health, Inc. ..............       489,280       0.1
                                              3,800    HCA Inc. ...........................       163,248       0.0
                                             24,900    +LifePoint Hospitals, Inc. .........       733,305       0.1
                                              9,300    Manor Care, Inc. ...................       321,501       0.1
                                              4,582    +Medco Health Solutions, Inc. ......       155,742       0.0
                                            189,300    +Stewart Enterprises, Inc. (Class
                                                         A)................................     1,075,224       0.2
                                             29,800    +Triad Hospitals, Inc. .............       991,446       0.2
                                             13,250    +WellChoice Inc. ...................       457,125       0.1
                                                                                             ------------     -----
                                                                                                7,531,151       1.5
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &        2,900    Darden Restaurants, Inc. ...........        61,016       0.0
                 LEISURE
                                            575,200    +La Quinta Corporation..............     3,687,032       0.7
                                                                                             ------------     -----
                                                                                                3,748,048       0.7
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS          15,700    Kimberly-Clark Corporation..........       927,713       0.2
                 -----------------------------------------------------------------------------------------------------
                 IT SERVICES                  6,600    Automatic Data Processing, Inc. ....       261,426       0.1
                                              3,100    +Computer Sciences Corporation......       137,113       0.0
                                              6,600    +Concord EFS, Inc. .................        97,944       0.0
                                              6,600    First Data Corporation..............       271,194       0.1
                                             19,600    +Sykes Enterprises, Incorporated....       167,776       0.0
                                             13,200    +Unisys Corporation.................       196,020       0.0
                                                                                             ------------     -----
                                                                                                1,131,473       0.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 177,300    General Electric Company............     5,492,754       1.1
                 CONGLOMERATES
                                             59,600    Tyco International Ltd. ............     1,579,400       0.3
                                                                                             ------------     -----
                                                                                                7,072,154       1.4
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                   50,000    ACE Limited(h)......................     2,071,000       0.4
                                             25,300    The Allstate Corporation............     1,088,406       0.2
                                             59,700    American International Group,
                                                         Inc. .............................     3,956,916       0.8
                                             12,600    The Hartford Financial Services
                                                         Group, Inc. ......................       743,778       0.1
                                              9,500    Horace Mann Educators Corporation...       132,715       0.0
                                              9,300    Marsh & McLennan Companies, Inc. ...       445,377       0.1
                                             20,400    MetLife, Inc. ......................       686,868       0.1
                                             13,200    Prudential Financial, Inc. .........       551,364       0.1
                                             46,271    Travelers Property Casualty Corp.
                                                         (Class A).........................       776,427       0.2
                                             19,825    Travelers Property Casualty Corp.
                                                         (Class B).........................       336,430       0.1
                                             12,500    XL Capital Ltd. (Class A)...........       969,375       0.2
                                                                                             ------------     -----
                                                                                               11,758,656       2.3
                 -----------------------------------------------------------------------------------------------------
                 LEISURE EQUIPMENT &          9,000    Eastman Kodak Company...............       231,030       0.0
                 PRODUCTS
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                    3,100    Deere & Company.....................       201,655       0.0
                                              9,400    Pall Corporation....................       252,202       0.1
                                                                                             ------------     -----
                                                                                                  453,857       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    MEDIA                       31,479    +Comcast Corporation (Class A)......  $  1,034,715       0.2%
(CONTINUED)                                  13,300    +EchoStar Communications Corporation
                                                         (Series A)........................       452,200       0.1
                                             23,873    +Hughes Electronics Corporation.....       395,103       0.1
                                             43,000    +Liberty Media Corporation (Class
                                                         A)................................       511,270       0.1
                                             43,900    +Time Warner Inc. ..................       789,761       0.1
                                             19,800    Viacom, Inc. (Class B)..............       878,724       0.2
                                             16,700    The Walt Disney Company.............       389,611       0.1
                                                                                             ------------     -----
                                                                                                4,451,384       0.9
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING             99,700    +AK Steel Holding Corporation.......       508,470       0.1
                                             15,800    Alcoa Inc. .........................       600,400       0.1
                                             12,600    Arch Coal, Inc. ....................       392,742       0.1
                                              6,200    CONSOL Energy Inc. .................       160,580       0.0
                                             41,800    Commonwealth Industries, Inc. ......       419,672       0.1
                                             20,800    Freeport-McMoRan Copper & Gold, Inc.
                                                         (Class B).........................       876,304       0.2
                                             11,000    Nucor Corporation...................       616,000       0.1
                                             21,200    United States Steel Corporation.....       742,424       0.1
                                                                                             ------------     -----
                                                                                                4,316,592       0.8
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &           46,300    +The AES Corporation................       437,072       0.1
                 UNREGULATED POWER
                                            466,000    El Paso Corporation.................     3,816,540       0.7
                                             25,200    The Williams Companies, Inc. .......       247,464       0.1
                                                                                             ------------     -----
                                                                                                4,501,076       0.9
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                   12,600    Amerada Hess Corporation............       669,942       0.1
                                              6,600    Anadarko Petroleum Corporation......       336,666       0.1
                                             37,518    ChevronTexaco Corporation...........     3,241,180       0.6
                                             12,504    ConocoPhillips......................       819,887       0.2
                                              3,100    Devon Energy Corporation............       177,506       0.0
                                             53,000    Exxon Mobil Corporation.............     2,173,000       0.4
                                             62,900    Kerr-McGee Corporation..............     2,924,221       0.6
                                             40,500    Marathon Oil Corporation............     1,340,145       0.3
                                              9,800    Noble Energy, Inc. .................       435,414       0.1
                                             34,600    Occidental Petroleum Corporation....     1,461,504       0.3
                                             25,200    +Stone Energy Corporation...........     1,069,740       0.2
                                             26,500    Unocal Corporation..................       975,995       0.2
                                              4,200    +Whiting Petroleum Corporation......        77,280       0.0
                                                                                             ------------     -----
                                                                                               15,702,480       3.1
                 -----------------------------------------------------------------------------------------------------
                 PAPER & FOREST              15,600    Bowater Incorporated................       722,436       0.1
                 PRODUCTS
                                             16,600    Deltic Timber Corporation...........       504,640       0.1
                                                                                             ------------     -----
                                                                                                1,227,076       0.2
                 -----------------------------------------------------------------------------------------------------
                 PERSONAL PRODUCTS           13,200    The Gillette Company................       484,836       0.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS             27,800    Abbott Laboratories.................     1,295,480       0.3
                                             46,700    Bristol-Myers Squibb Company........     1,335,620       0.3
                                             15,700    Eli Lilly and Company...............     1,104,181       0.2
                                             52,900    Johnson & Johnson...................     2,732,814       0.5
                                             38,000    Merck & Co., Inc. ..................     1,755,600       0.3
                                            137,500    Pfizer, Inc. .......................     4,857,875       1.0
                                             56,000    Schering-Plough Corporation.........       973,840       0.2
                                             24,800    Wyeth...............................     1,052,760       0.2
                                                                                             ------------     -----
                                                                                               15,108,170       3.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                   COMMON STOCKS                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    REAL ESTATE                 25,600    +American Financial Realty Trust....  $    436,480       0.1%
(CONCLUDED)                                  15,360    Catellus Development Corporation....       370,483       0.1
                                              7,800    +Cedar Shopping Centers Inc. .......        96,876       0.0
                                             23,230    Friedman, Billings, Ramsey Group,
                                                         Inc. (Class A)....................       536,148       0.1
                                                250    Marco Polo Investment Holdings
                                                         Limited...........................       250,000       0.0
                                             18,900    Nationwide Health Properties,
                                                         Inc. .............................       369,495       0.1
                                             12,300    The St. Joe Company.................       458,667       0.1
                                              9,900    Trizec Properties, Inc. ............       152,460       0.0
                                                                                             ------------     -----
                                                                                                2,670,609       0.5
                 -----------------------------------------------------------------------------------------------------
                 ROAD & RAIL                  6,200    +Swift Transportation Co., Inc. ....       130,324       0.0
                 -----------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS &            50,000    +Advanced Micro Devices, Inc. ......       745,000       0.2
                 SEMICONDUCTOR
                 EQUIPMENT
                                             62,905    +Agere Systems Inc. (Class A).......       191,860       0.0
                                             34,499    +Agere Systems Inc. (Class B).......       100,047       0.0
                                             25,200    Intel Corporation...................       811,440       0.2
                                             99,800    +Lattice Semiconductor
                                                         Corporation.......................       966,064       0.2
                                                                                             ------------     -----
                                                                                                2,814,411       0.6
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                   206,700    Computer Associates International,
                                                         Inc. .............................     5,651,178       1.1
                                             18,800    +Compuware Corporation..............       113,552       0.0
                                            189,100    Microsoft Corporation(h)............     5,207,814       1.1
                                             12,600    +Siebel Systems, Inc. ..............       174,762       0.0
                                                                                             ------------     -----
                                                                                               11,147,306       2.2
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL            31,300    Circuit City Stores--Circuit City
                                                         Group.............................       317,069       0.1
                                             43,200    The Home Depot, Inc. ...............     1,533,168       0.3
                                             44,500    +Toys 'R' Us, Inc. .................       562,480       0.1
                                                                                             ------------     -----
                                                                                                2,412,717       0.5
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &         49,200    +Unifi, Inc. .......................       317,340       0.1
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                 TOBACCO                     18,900    Altria Group, Inc. .................     1,028,538       0.2
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                    88,100    +AT&T Wireless Services Inc. .......       703,919       0.1
                 TELECOMMUNICATION
                 SERVICES

                                            138,900    +Sprint Corp. (PCS Group)...........       780,618       0.2
                                                                                             ------------     -----
                                                                                                1,484,537       0.3
                 -----------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS IN THE UNITED
                                                       STATES                                 147,732,055      29.1
----------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN COMMON STOCKS
                                                       (COST--$250,432,350)                   303,319,658      59.0
----------------------------------------------------------------------------------------------------------------------

                                                             EQUITY CLOSED-END FUND
----------------------------------------------------------------------------------------------------------------------
VIETNAM                                    130,000    +Vietnam Enterprise Investments
                                                        Limited 'C'........................       137,800       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN EQUITY CLOSED-
                                                      END FUND (COST--$130,000)                   137,800       0.0
----------------------------------------------------------------------------------------------------------------------

                                                                PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        COMMERCIAL BANKS           23,100    National Australia Bank Limited
                                                        (7.875% Convertible)...............       882,420       0.2
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                       2,670    The News Corporation Limited
                                                        (Convertible) (ADR)*...............        80,772       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN AUSTRALIA         963,192       0.2
----------------------------------------------------------------------------------------------------------------------
BRAZIL           BEVERAGES                  18,469    Companhia de Bebidas das Americas
                                                        (ADR)*.............................       471,144       0.1
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING            38,500    Usinas Siderurgicas de Minas Gerais
                                                        SA 'A'.............................       453,059       0.1
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                            PERCENT OF
COUNTRY               INDUSTRY(++)         HELD                 PREFERRED STOCKS                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
BRAZIL           WIRELESS                1,506,100    Celular CRT Participacoes SA
(CONCLUDED)      TELECOMMUNICATION                      (Preferred)........................  $    315,315       0.1%
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN BRAZIL          1,239,518       0.3
----------------------------------------------------------------------------------------------------------------------
GERMANY          CHEMICALS                   8,391    Henkel KGaA..........................       656,208       0.1
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN GERMANY           656,208       0.1
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    DIVERSIFIED                 9,829    +McLeodUSA Incorporated (Convertible,
                 TELECOMMUNICATION                      Series A)..........................        74,897       0.0
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS IN THE
                                                      UNITED STATES                                74,897       0.0
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                      (COST--$2,508,913)                        2,933,815       0.6
----------------------------------------------------------------------------------------------------------------------
                                                                WARRANTS & RIGHTS
----------------------------------------------------------------------------------------------------------------------
MALAYSIA         OIL & GAS                  40,773    Crest Petroleum Berhad (Rights)(j)...        69,743       0.0
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL RIGHTS IN MALAYSIA                     69,743       0.0
----------------------------------------------------------------------------------------------------------------------
UNITED STATES    DIVERSIFIED                21,779    McLeodUSA Incorporated
                 TELECOMMUNICATION                      (Warrants)(c)......................        10,890       0.0
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                      TOTAL WARRANTS IN THE UNITED STATES          10,890       0.0
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN WARRANTS &
                                                      RIGHTS (COST--$62,568)                       80,633       0.0
----------------------------------------------------------------------------------------------------------------------

                                               FACE
                                             AMOUNT            FIXED INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------------------
BRAZIL           METALS & MINING      BRL    10,296    Companhia Vale do Rio Doce,
                                                         due 12/31/2049(k).....................            0       0.0
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN BRAZIL             0       0.0
-------------------------------------------------------------------------------------------------------------------------
CANADA           FOREIGN                               Canadian Government:
                 GOVERNMENT           C$  4,370,000      3.50% due 6/01/2004...................    3,394,143       0.7
                 OBLIGATIONS
                                          8,000,000      4.25% due 12/01/2004..................    6,281,447       1.2
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN CANADA     9,675,590       1.9
-------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS   DIVERSIFIED                           SMFG Finance (Cayman) Ltd. (Convertible
                 FINANCIAL SERVICES                      Bonds):
                                      Y  33,000,000      2.25% due 7/11/2004 (Regulation S)....      538,863       0.1
                                         12,000,000      2.25% due 7/11/2005...................      195,950       0.0
                                                                                                 -----------     -----
                                                                                                     734,813       0.1
                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS            US$   290,000    Momenta Cayman (Regulation S), 2.50% due
                                                         8/01/2007 (Convertible Bonds).........      289,275       0.1
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN THE
                                                       CAYMAN ISLANDS                              1,024,088       0.2
-------------------------------------------------------------------------------------------------------------------------
CHILE            ELECTRIC UTILITIES   US$ 4,730,193    Empresa Electricidade del Norte,
                                                         4% due 11/05/2017                         3,358,437       0.7
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME INVESTMENTS IN CHILE     3,358,437       0.7
-------------------------------------------------------------------------------------------------------------------------
EUROPE           COMMERCIAL BANKS                      European Investment Bank:
                                      E   1,750,000      5.25% due 4/15/2004...................    2,228,872       0.5
                                      L   1,200,000      6% due 11/26/2004.....................    2,180,948       0.4
                                          1,200,000      6.125% due 12/07/2005.................    2,211,037       0.4
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN EUROPE     6,620,857       1.3
-------------------------------------------------------------------------------------------------------------------------
FRANCE           CONTAINERS &         E     500,000    Crown Cork & Seal SA,
                 PACKAGING                               6% due 12/06/2004.....................      636,982       0.1
                                      US$   950,000    Crown Euro Holdings SA,
                                                         10.875% due 3/01/2013.................    1,117,437       0.2
                                                                                                 -----------     -----
                                                                                                   1,754,419       0.3
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE            E       1,112    Axa SA,
                                                       0% due 12/21/2004(b)....................       22,428       0.0
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                               FACE                                                            PERCENT OF
COUNTRY          INDUSTRY(++)                AMOUNT            FIXED INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
FRANCE           REAL ESTATE                426,860    Societe Fonciere Lyonnaise SA,
(CONCLUDED)                                              4% due 10/31/2004 (Convertible
                                                         Bonds)................................  $   609,236       0.1%
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE                   215,000    Infogrames Entertainment,
                                                         1% due 7/01/2004 (Convertible
                                                         Bonds)................................      282,431       0.1
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN FRANCE     2,668,514       0.5
-------------------------------------------------------------------------------------------------------------------------
GERMANY          DIVERSIFIED          E   4,819,000    +WorldCom, Inc.,
                 TELECOMMUNICATION                       6.75% due 5/15/2008...................    1,641,181       0.3
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT                    Bundesobligation,
                 OBLIGATIONS             19,000,000      3.25% due 2/17/2004...................   24,000,579       4.7
                                          3,040,000      6.50% due 10/14/2005..................    4,091,444       0.8
                                          9,980,000      5.25% due 1/04/2011...................   13,562,725       2.7
                                                                                                 -----------     -----
                                                                                                  41,654,748       8.2
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN GERMANY   43,295,929       8.5
-------------------------------------------------------------------------------------------------------------------------
INDIA            AUTOMOBILES          US$   425,000    Tata Engineering & Locomotive Company
                                                         Ltd.,
                                                         1% due 7/31/2008 (Convertible
                                                         Bonds)(a).............................      761,813       0.2
                 ------------------------------------------------------------------------------------------------------
                 CONSTRUCTION               200,000    Gujarat Ambuja Cements Ltd.,
                 MATERIALS                               1% due 1/30/2006 (Convertible
                                                         Bonds)................................      263,000       0.0
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN INDIA      1,024,813       0.2
-------------------------------------------------------------------------------------------------------------------------
JAPAN            COMMERCIAL BANKS     Y  19,000,000    The Bank of Fukuoka, Ltd., 1.10% due
                                                         9/28/2007 (Convertible Bonds).........      208,090       0.0
                                         84,000,000    Bank of Kyoto,
                                                         1.90% due 9/30/2009 (Convertible
                                                         Bonds)................................      903,359       0.2
                                         36,000,000    Bank of Yokohama Limited,
                                                         0% due 9/30/2004 (Convertible
                                                         Bonds)(b).............................      391,628       0.1
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN JAPAN      1,503,077       0.3
-------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG       INDUSTRIAL                            Tyco International Group SA:
                 CONGLOMERATES
                                      US$   415,000      5.875% due 11/01/2004.................      426,412       0.1
                                      E     175,000      4.375% due 11/19/2004.................      222,944       0.0
                                      US$   358,000      2.75% due 1/15/2018 (Convertible
                                                         Bonds)(a).............................      456,898       0.1
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN
                                                       LUXEMBOURG                                  1,106,254       0.2
-------------------------------------------------------------------------------------------------------------------------
MEXICO           OIL & GAS            L     310,000    Petroleos Mexicanos,
                                                         14.50% due 3/31/2006..................      629,865       0.1
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN MEXICO       629,865       0.1
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      ELECTRICAL           E   1,450,000    Infineon Technology Holdings,
                 EQUIPMENT                               4.25% due 2/06/2007 (Convertible
                                                         Bonds)................................    1,733,304       0.4
                 ------------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS              825,000    Royal Numico NV,
                                                         4.25% due 6/26/2005 (Regulation S)
                                                         (Convertible Bonds)...................    1,035,411       0.2
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN THE
                                                       NETHERLANDS                                 2,768,715       0.6
-------------------------------------------------------------------------------------------------------------------------
SWEDEN           FOREIGN              SEK 6,325,000    Swedish Government Index Linked Notes,
                 GOVERNMENT                              4% due 12/01/2008.....................    1,074,458       0.2
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN SWEDEN     1,074,458       0.2
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                               FACE                                                            PERCENT OF
COUNTRY          INDUSTRY(++)                AMOUNT            FIXED INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      INSURANCE            CHF    23,000    Swiss Life Cayman Finance Ltd.,
                                                         1% due 12/30/2004 (Convertible
                                                         Bonds)................................  $    19,499       0.0%
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN
                                                       SWITZERLAND                                    19,499       0.0
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   DIVERSIFIED          US$   275,000    Swiss Life Finance,
                 FINANCIAL SERVICES                      2% due 5/20/2005 (Convertible
                                                         Bonds)................................      300,437       0.1
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED                           Colt Telecom Group PLC:
                 TELECOMMUNICATION
                 SERVICES

                                      DM  2,415,000      2% due 8/06/2005......................    1,689,846       0.3
                                      E   1,250,000      2% due 3/29/2006......................    1,702,823       0.3
                                            250,000      2% due 12/16/2006 (Convertible
                                                         Bonds)................................      343,718       0.1
                                            450,000      2% due 4/03/2007 (Convertible
                                                         Bonds)................................      613,016       0.1
                                                                                                 -----------     -----
                                                                                                   4,349,403       0.8
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN THE
                                                       UNITED KINGDOM                              4,649,840       0.9
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE & DEFENSE  US$   230,000    GenCorp Inc.,
                                                         5.75% due 4/15/2007 (Convertible
                                                         Bonds)................................      230,287       0.0
                 ------------------------------------------------------------------------------------------------------
                 AIRLINES                   420,048    Northwest Airlines, Inc.,
                                                         9.485% due 4/01/2015..................      360,524       0.1
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS             185,000    Avaya Inc.,
                 EQUIPMENT                               11.125% due 4/01/2009.................      216,450       0.0
                                            500,000    Corning Glass,
                                                         7% due 3/15/2007......................      500,000       0.1
                                                       Lucent Technologies Inc. (Convertible
                                                         Bonds):
                                          1,325,000      8% due 8/01/2031......................    1,419,406       0.3
                                            550,000      8% due 8/01/2031(a)...................      589,188       0.1
                                                       Metromedia Fiber Network:
                                          1,960,000      11% due 9/30/2006(f)..................    1,940,400       0.4
                                          1,400,000      +10% due 12/15/2009...................       84,000       0.0
                                      E     700,000      +10% due 12/15/2009...................       52,977       0.0
                                                                                                 -----------     -----
                                                                                                   4,802,421       0.9
                 ------------------------------------------------------------------------------------------------------
                 CONSTRUCTION &                        Foster Wheeler Ltd.:
                 ENGINEERING
                                      US$ 2,265,000      6.75% due 11/15/2005..................    1,676,100       0.3
                                          2,800,000      6.50% due 6/01/2007 (Convertible
                                                         Bonds)................................    1,120,000       0.2
                                            950,000      6.50% due 6/01/2007 (Convertible
                                                         Bonds)(a).............................      380,000       0.1
                                            250,000    McDermott Inc.,
                                                         7.84% due 4/04/2005...................      245,000       0.1
                                                       The Shaw Group Inc.(a):
                                             90,000      10.75% due 3/15/2010..................       95,400       0.0
                                          2,150,000      0% due 5/01/2021 (Convertible
                                                         Bonds)(b).............................    1,440,500       0.3
                                                                                                 -----------     -----
                                                                                                   4,957,000       1.0
                 ------------------------------------------------------------------------------------------------------
                 CONTAINERS &               610,000    Anchor Glass Container,
                 PACKAGING                               11% due 2/15/2013.....................      707,600       0.1
                                            560,000    Crown Cork & Seal Company, Inc.,
                                                         7.50% due 12/15/2096..................      438,900       0.1
                                                                                                 -----------     -----
                                                                                                   1,146,500       0.2
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED          US$   800,000    Level 3 Communications Inc.,
                 TELECOMMUNICATION                       9.125% due 5/01/2008..................      728,000       0.1
                 SERVICES
                                            250,000    Qwest Corporation,
                                                         5.65% due 11/01/2004..................      248,750       0.0

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                               FACE                                                            PERCENT OF
COUNTRY          INDUSTRY(++)                AMOUNT            FIXED INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                                                       TSI Communications Hldg LLC, Term Loan
                                                         B:
                                             10,227      5.62% due 12/31/2006..................  $    10,240       0.0%
                                            340,909      5.67% due 12/31/2006..................      341,335       0.1
                                             17,046      5.68% due 12/31/2006..................       17,067       0.0
                                            310,795      5.70% due 12/31/2006..................      311,183       0.1
                                             58,323      5.74% due 12/31/2006..................       58,396       0.0
                                                       Wiltel Communications LLC, Term Loan:
                                            290,323      Term, 5.68% due 9/08/2006.............      278,528       0.1
                                            211,538      Term B, 5.68% due 9/08/2006...........      202,945       0.0
                                                       +WorldCom, Inc.:
                                            225,000      7.50% due 8/20/2004...................      181,125       0.0
                                            250,000      6.95% due 8/15/2006...................      201,250       0.1
                                          1,230,000      8.25% due 1/20/2023...................      990,150       0.2
                                            153,000      7.75% due 3/15/2024...................      123,165       0.0
                                            580,000      7.75% due 3/23/2025...................      466,900       0.1
                                            160,000      7.125% due 6/15/2027..................      128,800       0.0
                                                                                                 -----------     -----
                                                                                                   4,287,834       0.8
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONIC EQUIPMENT     4,825,000    Solectron Corporation,
                 & INSTRUMENTS                           0% due 11/20/2020 (Convertible
                                                         Bonds)(b).............................    2,738,188       0.5
                 ------------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &         550,000    J. Ray McDermott, SA,
                 SERVICE                                 11% due 12/15/2013(a).................      577,500       0.1
                 ------------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS              775,000    Burns, Philp & Company Capital,
                                                         10.75% due 2/15/2011(a)...............      844,750       0.2
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                  400,000    Crum & Forster Holding Corp.,
                                                         10.375% due 6/15/2013(a)..............      444,500       0.1
                 ------------------------------------------------------------------------------------------------------
                 MEDIA                      296,199    Avalon Cable LLC,
                                                         11.875% due 12/01/2008................      312,490       0.1
                                            545,000    +Olympus Communications LP/Capital
                                                         Corp.,
                                                         10.625% due 11/15/2006................      579,062       0.1
                                                                                                 -----------     -----
                                                                                                     891,552       0.2
                 ------------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &    L     213,000    The AES Corporation,
                 UNREGULATED                             8.375% due 3/01/2011..................      379,396       0.1
                 POWER
                                                       Calpine Corporation:
                                      US$   625,000      7.625% due 4/15/2006..................      553,125       0.1
                                            250,000      7.875% due 4/01/2008..................      195,000       0.0
                                            500,000      8.75% due 7/15/2013(a)................      487,500       0.1
                                            500,000    Gemstone Investors Limited,
                                                         7.71% due 10/31/2004(a)...............      505,000       0.1
                                                                                                 -----------     -----
                                                                                                   2,120,021       0.4
                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS                  265,000    CITGO Petroleum Corporation,
                                                         11.375% due 2/01/2011.................      307,400       0.1
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS            510,000    Abgenix Inc.,
                                                         3.50% due 3/15/2007 (Convertible
                                                         Bonds)................................      473,662       0.1
                                            260,000    ICN Pharmaceuticals Inc.,
                                                         6.50% due 7/15/2008 (Convertible
                                                         Bonds)................................      274,625       0.0
                                                                                                 -----------     -----
                                                                                                     748,287       0.1
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE              1,250,000    Marco Polo Investment Holdings Limited,
                                                         6.25% due 8/29/2007...................    1,275,000       0.3
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                               FACE                                                            PERCENT OF
COUNTRY          INDUSTRY(++)                AMOUNT            FIXED INCOME SECURITIES              VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                 SEMICONDUCTORS &     US$   260,000    Advanced Micro Devices, Inc.,
                 SEMICONDUCTOR                           4.50% due 12/01/2007 (Convertible
                 EQUIPMENT                               Bonds)................................  $   574,600       0.1%
                                          1,150,000    Hynix Semiconductor America,
                                                         8.25% due 5/15/2004...................    1,115,500       0.2
                                            625,000    LSI Logic Corporation,
                                                         4% due 11/01/2006 (Convertible
                                                         Bonds)................................      610,938       0.1
                                            105,000    Micron Technology, Inc.,
                                                         2.50% due 2/01/2010 (Convertible
                                                         Bonds)(a).............................      138,863       0.1
                                                                                                 -----------     -----
                                                                                                   2,439,901       0.5
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE                   325,000    Computer Associates International, Inc.,
                                                         5% due 3/15/2007 (Convertible
                                                         Bonds)(a).............................      419,250       0.1
                                            300,000    Manugistics Group Inc.,
                                                         5% due 11/01/2007 (Convertible
                                                         Bonds)................................      276,375       0.0
                                                                                                 -----------     -----
                                                                                                     695,625       0.1
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS                   800,000    Nextel Communications, 5.25% due
                 TELECOMMUNICATION                       1/15/2010 (Convertible Bonds).........      812,000       0.2
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL FIXED INCOME SECURITIES IN THE
                                                       UNITED STATES                              29,679,290       5.8
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN FIXED INCOME
                                                       SECURITIES (COST--$88,009,850)            109,099,226      21.4
-------------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        FOREIGN              A$  3,500,000    Spinnaker Corporation,
                 COMMERCIAL                              4.90% due 1/09/2004...................    2,633,842       0.5
                 PAPER***
                 ------------------------------------------------------------------------------------------------------
                 TIME DEPOSITS            2,922,270    AustralianTime Deposit,
                                                         5.33% due 1/16/2004...................    2,201,785       0.5
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM SECURITIES IN AUSTRALIA    4,835,627       1.0
-------------------------------------------------------------------------------------------------------------------------
SWEDEN           TIME DEPOSITS        SEK 4,302,885    Swedish Time Deposit,
                                                         3.75% due 1/09/2004...................      598,013       0.1
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM SECURITIES IN SWEDEN         598,013       0.1
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   FOREIGN              L   1,500,000    GE Capital UK Funding,
                 COMMERCIAL PAPER***                     3.56% due 1/09/2004...................    2,682,868       0.5
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN TIME             1,650,040    United Kingdom Time Deposit,
                 DEPOSITS                                3.80% due 1/16/2004...................    2,953,822       0.6
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM SECURITIES IN THE
                                                       UNITED KINGDOM                              5,636,690       1.1
-------------------------------------------------------------------------------------------------------------------------
                                       BENEFICIAL
                                        INTEREST/
                                       SHARES HELD
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES                         US$76,198,006    Merrill Lynch Liquidity Series, LLC Cash
                                                         Sweep Series I(g).....................   76,198,006      14.9
                                      US$   346,238    Merrill Lynch Liquidity Series, LLC
                                                         Money Market Series(g)(i).............      346,238       0.1
                                            115,412    Merrill Lynch Premier Institutional
                                                         Fund(g)(i)............................      115,412       0.0
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM SECURITIES IN THE
                                                       UNITED STATES                              76,659,656      15.0
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-TERM
                                                       SECURITIES (COST--$87,468,785)             87,729,986      17.2
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS
                                                       (COST--$428,612,466)                      503,301,118      98.8
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                          NUMBER OF                                                           PERCENT OF
OPTIONS                                   CONTRACTS             CALL OPTIONS WRITTEN              VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                       Advanced Micro Devices, Inc.:
                                                125      expiring April 2004 at USD 14,
                                                         Broker Citigroup Global Markets.....       (28,125)      0.0
                                                 74      expiring April 2004 at USD 18,
                                                         Broker Citigroup Global Markets.....        (6,290)      0.0
                                                 51      expiring April 2004 at USD 18,
                                                         Broker UBS Warburg..................        (4,335)      0.0
                                                       Andrx Group:
                                                130      expiring March 2004 at USD 20,
                                                         Broker Morgan Stanley...............       (54,600)      0.0
                                                 61      expiring June 2004 at USD 25, Broker
                                                         UBS Warburg.........................       (15,860)      0.0
                                                130    Circuit City Stores--Circuit City
                                                         Group, expiring January 2004 at USD
                                                         7.50, Broker Deutsche Bank AG.......       (35,100)      0.0
                                                       Knight Trading Group, Inc.:
                                                127      expiring April 2004 at USD 12.50,
                                                         Broker Deutsche Bank AG.............       (36,195)      0.0
                                                125      expiring April 2004 at USD 15,
                                                         Broker Citigroup Global Markets.....       (16,250)      0.0
                                                       Lattice Semiconductor Corporation:
                                                195      expiring June 2004 at USD 7.50, Bro-
                                                         ker Morgan Stanley..................       (58,500)      0.0
                                                131      expiring June 2004 at USD 10, Broker
                                                         Morgan Stanley......................       (18,995)      0.0
                                                 63    QUALCOMM Incorporated, expiring April
                                                         2004 at USD 45, Broker Goldman
                                                         Sachs...............................       (63,000)     (0.1)
                                                100    The Shaw Group Inc., expiring April
                                                         2004 at USD 12.50, Broker Credit
                                                         Suisse First Boston.................       (23,500)      0.0
                                                       Tyson Foods, Inc. (Class A):
                                                 57      expiring April 2004 at USD 15,
                                                         Broker Citigroup Global Markets.....        (1,425)      0.0
                                                250      expiring April 2004 at USD 15,
                                                         Broker Deutsche Bank AG.............        (6,250)      0.0
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL CALL OPTIONS WRITTEN
                                                       (PREMIUMS RECEIVED--$262,718).........      (368,425)     (0.1)
------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS, NET OF OPTIONS
                                                       WRITTEN (COST--$428,349,748)..........   502,932,693      98.7
                                                       VARIATION MARGIN ON FINANCIAL FUTURES
                                                       CONTRACTS(d)..........................        21,133       0.0
                                                       UNREALIZED DEPRECIATION ON FORWARD
                                                       FOREIGN EXCHANGE CONTRACTS(e).........      (361,645)     (0.1)
                                                       OTHER ASSETS LESS LIABILITIES.........     6,914,757       1.4
                                                                                               ------------     -----
                                                       NET ASSETS............................  $509,506,938     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

*    American Depositary Receipts (ADR).

**   Global Depositary Receipts (GDR).

*** Foreign Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+    Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

(d) Financial futures contracts purchased as of December 31, 2003 were as follows:

---------------------------------------------------------------------------------------------
NUMBER OF                                            EXPIRATION                    UNREALIZED
CONTRACTS        ISSUE             EXCHANGE             DATE         FACE VALUE      GAINS
---------------------------------------------------------------------------------------------
   31             FTSE              LIFFE            March 2004      $ 2,402,693   $   75,978
  115       Nikkei 225 Index        OSAKA            March 2004       10,780,118      712,371
   19                              Chicago                                            199,356
             S&P 500 Index        Mercantile         March 2004        5,075,994
   32         Topix Index           Tokyo            March 2004        2,966,139      154,137
---------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET                                                        $1,141,842
                                                                                   ==========
---------------------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2003 were as follows:

-------------------------------------------------------------------------------------
NUMBER OF                                         EXPIRATION               UNREALIZED
CONTRACTS          ISSUE             EXCHANGE        DATE     FACE VALUE     LOSSES
-------------------------------------------------------------------------------------
   58         DJ Euro Stoxx 50    Euronext Paris  March 2004  $1,983,071    $(35,368)
-------------------------------------------------------------------------------------
TOTAL UNREALIZED LOSSES--NET                                                $(35,368)
                                                                            ========
-------------------------------------------------------------------------------------

(e) Forward foreign exchange contracts as of December 31, 2003 were as follows:

-------------------------------------------------------------------------------
              FOREIGN                  SETTLEMENT                   UNREALIZED
           CURRENCY SOLD                  DATE                     DEPRECIATION
-------------------------------------------------------------------------------
E   5,590,000                         January 2004                  $(233,742)
Y 518,200,000                         January 2004                    (85,953)
Y 448,000,000                         February 2004                   (41,950)
-------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS (US COMMITMENT--$15,708,462)                     $(361,645)
                                                                    =========
-------------------------------------------------------------------------------

(f) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,900,000, representing 0.4% of net assets.

---------------------------------------------------------------------------------------------------------------
ISSUE                                                           ACQUISITION DATES         COST         VALUE
---------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network,
  11% due 9/30/2006.........................................       10/01/2001          $1,652,996    $1,940,400
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                  $1,652,996    $1,940,400
                                                                                       ==========    ==========
---------------------------------------------------------------------------------------------------------------

(g) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                                 INTEREST/
AFFILIATE                                                     NET ACTIVITY    DIVIDEND INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 76,198,006        $ 12,463
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(55,800,700)       $594,070
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ (5,732,784)       $ 11,355
Merrill Lynch Premier Institutional Fund....................    (5,275,417)       $  7,399
----------------------------------------------------------------------------------------------

(h) All or a portion of security held as collateral in connection with open financial futures contracts.

(i)  Security was purchased with the cash proceeds from securities loans.

(j)  The rights may be exercised until 1/28/2004.

(k) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 2003, the bonds have not commenced trading and the coupon rate has not been determined.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $438,990)
  (identified cost--$428,612,466)...........................                  $503,301,118
Foreign cash (cost--$5,953,945).............................                     6,075,102
Receivables:
  Interest..................................................  $   2,154,698
  Dividends.................................................        800,112
  Securities sold...........................................        176,660
  Variation margin..........................................         21,133
  Capital shares sold.......................................         19,669
  Securities lending--net...................................          2,930      3,175,202
                                                              -------------
Prepaid expenses and other assets...........................                         8,526
                                                                              ------------
Total assets................................................                   512,559,948
                                                                              ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       461,650
Options written, at value (premiums received--$262,718).....                       368,425
Unrealized depreciation on forward foreign exchange
  contracts.................................................                       361,645
Payables:
  Securities purchased......................................        397,386
  Forward foreign exchange contracts........................         50,691
  Investment adviser........................................         44,795
  Capital shares redeemed...................................          7,411
  Other affiliates..........................................          5,299
  Distributor...............................................            241        505,823
                                                              -------------
Deferred foreign capital gains tax and accrued expenses.....                     1,355,467
                                                                              ------------
Total liabilities...........................................                     3,053,010
                                                                              ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $509,506,938
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  4,496,576
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                        15,914
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                           350
Paid-in capital in excess of par............................                   550,777,040
Accumulated investment loss--net............................  $  (3,491,241)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (116,725,768)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     74,434,067
                                                              -------------
Total accumulated losses--net...............................                   (45,782,942)
                                                                              ------------
NET ASSETS..................................................                  $509,506,938
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $507,673,614 and 44,965,760
  shares outstanding........................................                  $      11.29
                                                                              ============
Class II--Based on net assets of $1,796,768 and 159,144
  shares outstanding........................................                  $      11.29
                                                                              ============
Class III--Based on net assets of $36,556 and 3,496 shares
  outstanding...............................................                  $      10.46
                                                                              ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (net of $1,727 foreign withholding tax)............                 $  6,879,237
Dividends (net of $258,527 foreign withholding tax).........                    4,554,725
Securities lending--net.....................................                       18,754
                                                                             ------------
Total income................................................                   11,452,716
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,560,083
Accounting services.........................................       131,742
Custodian fees..............................................       121,513
Professional fees...........................................        39,870
Printing and shareholder reports............................        35,320
Directors' fees and expenses................................        24,564
Pricing services............................................        21,635
Transfer agent fees.........................................         5,001
Distribution fees--Class II.................................           287
Distribution fees--Class III................................             3
Other.......................................................        23,283
                                                              ------------
Total expenses..............................................                    2,963,301
                                                                             ------------
Investment income--net......................................                    8,489,415
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on:
  Investments--net..........................................    (1,516,668)
  Foreign currency transactions--net........................     3,313,157      1,796,489
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net (net of $1,192,223 deferred foreign
    capital gain tax).......................................   110,552,942
  Foreign currency transactions--net........................       101,773    110,654,715
                                                              ------------   ------------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                  112,451,204
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $120,940,619
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  8,489,415    $ 10,716,372
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................     1,796,489     (30,192,937)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   110,654,715     (14,576,787)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................   120,940,619     (34,053,352)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (13,448,103)    (12,725,017)
  Class II..................................................       (46,657)             --
  Class III.................................................          (871)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (13,495,631)    (12,725,017)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................    52,548,174     (28,249,971)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   159,993,162     (75,028,340)
Beginning of year...........................................   349,513,776     424,542,116
                                                              ------------    ------------
End of year*................................................  $509,506,938    $349,513,776
                                                              ============    ============
------------------------------------------------------------------------------------------
* Accumulated investment loss--net..........................  $ (3,491,241)   $ (1,701,796)
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL                                  CLASS I+
STATEMENTS.                                               ------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   8.62     $   9.74     $  10.85     $  14.13     $  13.41
                                                          --------     --------     --------     --------     --------
Investment income--net++..............................         .21          .26          .24          .27          .20
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................        2.77        (1.05)       (1.20)       (1.62)        2.58
                                                          --------     --------     --------     --------     --------
Total from investment operations......................        2.98         (.79)        (.96)       (1.35)        2.78
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net..............................        (.31)        (.33)        (.15)        (.24)        (.30)
  In excess of investment income--net.................          --           --           --         (.06)        (.05)
  Realized gain on investments--net...................          --           --           --        (1.20)       (1.71)
  In excess of realized gain on investments--net......          --           --           --         (.43)          --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions.....................        (.31)        (.33)        (.15)       (1.93)       (2.06)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $  11.29     $   8.62     $   9.74     $  10.85     $  14.13
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      34.57%       (8.15%)      (8.86%)      (9.62%)      21.37%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .75%         .77%         .75%         .73%         .73%
                                                          ========     ========     ========     ========     ========
Investment income--net................................       2.16%        2.77%        2.42%        2.03%        1.49%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $507,674     $349,514     $424,542     $552,853     $727,040
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................      47.41%       55.50%      107.28%      118.64%      103.76%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.
+    Effective September 2, 2003, Class A Shares were redesignated Class I
     Shares.
(++) Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                   CLASS II            CLASS III
                                                              ------------------   ------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE PERIOD       FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 NOVEMBER 24, 2003+   NOVEMBER 18, 2003+
FINANCIAL STATEMENTS.                                          TO DECEMBER 31,      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                              2003                 2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 10.73              $ 10.00
                                                                   -------              -------
Investment income (loss)--net***............................           .01                   --++
Realized and unrealized gain on investments and foreign
  currency transactions--net................................           .85                  .76
                                                                   -------              -------
Total from investment operations............................           .86                  .76
                                                                   -------              -------
Less dividends on investment income--net....................          (.30)                (.30)
                                                                   -------              -------
Net asset value, end of period..............................       $ 11.29              $ 10.46
                                                                   =======              =======
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         8.05%(++)            7.62%(++)
                                                                   =======              =======
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .95%*               1.08%*
                                                                   =======              =======
Investment income (loss)--net...............................          .87%*               (.24%)*
                                                                   =======              =======
-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $ 1,797              $    37
                                                                   =======              =======
Portfolio turnover..........................................        47.41%               47.41%
                                                                   =======              =======
-----------------------------------------------------------------------------------------------------

*    Annualized.
**   Total investment returns exclude insurance-related fees and expenses.
***  Based on average shares outstanding.
+    Commencement of operations.
++   Amount is less than $(.01) per share.
(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Allocation V.I. Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $664 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $4 has been reclassified between accumulated net realized capital losses and accumulated net investment loss and $3,300,338 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class II and Class III Shares which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such

--------------------------------------------------------------------------------

loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $8,026 in securities lending agent fees from the Fund.

  For the year ended December 31, 2003, MLPF&S, earned $53,028 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $8,356 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $150,754,458 and $152,074,472, respectively.

  Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                            Gains         Gains
                                          (Losses)      (Losses)
------------------------------------------------------------------
Long-term investments..................  $(5,085,477)  $74,427,451
Short-term investments.................           --       261,201
Options written........................    1,115,418      (105,707)
Financial futures contracts............    2,453,391     1,106,474
Deferred foreign capital gain tax......           --    (1,192,223)
Forward foreign exchange contracts.....   (1,959,896)     (361,645)
Foreign currency transactions..........    5,273,053       298,516
                                         -----------   -----------
Total..................................  $ 1,796,489   $74,434,067
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $71,941,984, of which $90,287,817 related to appreciated securities and $18,345,833 related to depreciated securities. At December 31, 2003, the aggregate cost of investments, net of options written for Federal income tax purposes was $430,990,709.

  Transactions in options written for the year ended December 31, 2003 were as follows:

------------------------------------------------------------------
                                           Number of    Premiums
Call Options Written                       Contracts    Received
------------------------------------------------------------------
Outstanding call options written,
 beginning of year+......................    6,029     $   999,581
Options written..........................    5,102         872,416
Options expired..........................   (6,030)     (1,014,176)
Options exercised........................   (1,601)       (291,433)
Options closed...........................   (1,881)       (303,670)
                                            ------     -----------
Outstanding call options written, end of
 year....................................    1,619     $   262,718
                                            ======     ===========
------------------------------------------------------------------

+ Beginning of year balance has been adjusted by 125 contracts as a result of a corporate action involving Microsoft Corporation.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $52,548,174 and ($28,249,971) for the years ended December 31, 2003 and December 31, 2002, respectively.

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                        Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   2,877,951   $ 29,936,117
Shares issued resulting from
 reorganization.......................   3,065,898     32,889,845
Shares issued to shareholders in
 reinvestment of dividends............   1,198,707     13,448,103
                                        ----------   ------------
Total issued..........................   7,142,556     76,274,065
Shares redeemed.......................  (2,713,738)   (25,470,442)
                                        ----------   ------------
Net increase..........................   4,428,818   $ 50,803,623
                                        ==========   ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                        Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     658,300   $  6,272,669
Shares issued to shareholders in
 reinvestment of dividends............   1,481,376     12,725,017
                                        ----------   ------------
Total issued..........................   2,139,676     18,997,686
Shares redeemed.......................  (5,183,284)   (47,247,657)
                                        ----------   ------------
Net decrease..........................  (3,043,608)  $(28,249,971)
                                        ==========   ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------------
Class II Shares for the Period November 24, 2003+              Dollar
to December 31, 2003                               Shares      Amount
-----------------------------------------------------------------------
Shares sold...................................           2   $       18
Shares issued resulting from reorganization...     157,666    1,691,394
Shares issued to shareholders in reinvestment of
 dividends....................................       4,140       46,657
                                                   -------   ----------
Total issued..................................     161,808    1,738,069
Shares redeemed...............................      (2,664)     (29,968)
                                                   -------   ----------
Net increase..................................     159,144   $1,708,101
                                                   =======   ==========
-----------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
Class III Shares for the Period November 18,                  Dollar
2003+ to December 31, 2003                      Shares        Amount
-----------------------------------------------------------------------
Shares sold..............................          3,414   $     35,589
Shares issued to shareholders in
 reinvestment of dividends...............             83            871
                                              ----------   ------------
Total issued.............................          3,497         36,460
Shares redeemed..........................             (1)           (10)
                                              ----------   ------------
Net increase.............................          3,496   $     36,450
                                              ==========   ============
-----------------------------------------------------------------------

+ Commencement of operations.
5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

------------------------------------------------------------------
                                         12/31/2003    12/31/2002
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $13,495,631   $12,725,017
                                         -----------   -----------
Total taxable distributions............  $13,495,631   $12,725,017
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $          --
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................             --
Capital loss carryforward.........................   (114,249,286)*
Unrealized gains--net.............................     68,466,344**
                                                    -------------
Total accumulated losses--net.....................  $ (45,782,942)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $114,249,286, of which $26,493,279 expires in 2005, $3,974,688 expires in
   2006, $9,930,235 expires in 2008, $39,451,861 expires in 2009, $24,405,402 expires in 2010 and $9,993,821 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.

7. ACQUISITION OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS V.I. FUND:

On November 24, 2003, the Fund acquired all of the net assets of the Company--Developing Capital Markets V.I. Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,802,062 shares of common stock of the Company--Developing Capital Markets V.I. Fund for 3,223,564 shares of common stock of the Fund. The Company--Developing Capital Markets V.I. Fund net assets on that date of $34,581,239, including $84,235 of distributions in excess of investment income, $7,393,740 of unrealized appreciation and $49,526,448 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $469,318,278.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL ALLOCATION V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF GLOBAL ALLOCATION V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2003, the Fund's Class I Shares had a total return of +33.56% compared to a total return of +33.11% for the Fund's benchmark, the unmanaged Morgan Stanley Capital International (MSCI) World Index. The total return of the Fund's Class I Shares during the second half of the year 2003 was +25.00% compared to +19.79% for the MSCI World Index. As previously discussed in our semi-annual report to shareholders, investment results lagged the benchmark return in the first half of 2003. Strong performance in the second half of the year helped to close that performance gap.

  The Fund achieved above-average investment performance during the second half of 2003, because of changes made in the structure of the Fund's holdings during the second quarter of the year. Improving investment returns for stocks in the non-Japan Asian markets also was a positive factor. These markets fared better as Asian governments were seen to be taking control of severe acute respiratory syndrome (SARS), and fears of the disease abated.

  We continued to reduce the Fund's exposure to equity investments in the U.S. market. This had a positive impact on the total investment returns for the year 2003, due to the down trend in the value of the U.S. dollar relative to the euro and the Japanese yen. The Fund's investment exposure to stocks in the Australian and Canadian markets, which both averaged about 12% of net assets during the year, was a positive contributor to investment performance. The Australian dollar and the Canadian dollar appreciated significantly in value relative to the U.S. dollar in 2003. In fact, the Fund continues to be relatively overweight in stocks in these currency markets, because we anticipate further currency appreciation relative to the U.S. dollar in 2004. During the second half of 2003, we made relatively few structural changes in the Fund's stock holdings in comparison to the changes made during the second quarter of 2003.

  The most important strategic investment focus of the Fund, in terms of absolute and relative improvement in investment returns in the second half of 2003, was on investments in companies that we believed could benefit from the ongoing and above-average real rate of growth of the Chinese economy. Relatively modest stock investments in energy and metals and mining companies in Australia, China, Canada and Brazil had cumulatively significant effects on the Fund's results. Stock investments in PetroChina Company Limited and Aluminum Corporation of China Limited were two of the most significant positive contributors. On average, almost 11% and 8% of the Fund's assets were invested in the energy and materials sectors, respectively, during 2003.

  On average, more than 15% of the Fund's assets during the year 2003 was invested in stocks in the information technology sector, where investment returns made a positive contribution in both absolute and relative terms. The two most meaningful positive contributors were Electronic Arts Inc. and Intel Corporation where the total investment returns were greater than 90% in 2003. The most overweighted industry sector for stock investment relative to the MSCI World Index during the year 2003 was the consumer discretionary sector, representing on average almost 20% of the Fund's assets. Major positive contributors to the investment results were Rogers Communications, Inc. and Magna International Inc. in Canada, Hyundai Motor Company Ltd. in South Korea, Porsche AG in Germany and International Game Technology in the United States.

  Stocks that detracted most from returns in 2003 were HCA Inc., General Dynamics Corporation, Verizon Communications, Allied Domecq PLC and General Electric Company. The greatest relative negative effect of any one of these investments on the Fund's overall investment returns for 2003 is estimated at no more than about one-half of 1% of net assets. All of these investments have been liquidated from the Fund.

LOOKING AHEAD

  We expect to continue to focus the Fund's investments in sectors that we believe will benefit from a gradually rising rate of real economic growth around the globe. In our opinion, these sectors are consumer discretionary, information technology, industrials, energy

--------------------------------------------------------------------------------

and energy services and metals and mining. U.S. economic and financial policies appear to be focused on fostering a rising level of consumer spending, an improvement in labor employment opportunities, a continued upturn in capital investment and industrial production and rising corporate profitability.

  Interest rates and overall reported inflation are relatively low. Loans are readily available to purchase a home, buy an automobile or invest in a new or existing business. In our view, the United States appears to be a relatively attractive environment for real growth and relative investment returns for businesses in 2004.

  In addition to these factors, it appears the Chinese economy continues to benefit from government plans and actions to build a world class, modern business and consumer economy. China's substantial trade surpluses, which are being generated by a rapidly growing manufacturing sector with an ample supply of relatively low-cost laborers, are providing the financing for this development. The Chinese government is financing the wholesale building of all types of economic infrastructure, such as electric power generation and distribution, deep water port facilities, airports and roadways and municipal fresh water and wastewater disposal systems. The real growth in demand by the Chinese economy for basic materials and energy has been relatively persistent in recent years and is a major cause of the rise in prices of many commodities. Corporations with access to undeveloped reserves of metals and energy resources are starting to meaningfully increase their capital investments to serve long-run needs through extended contracts with the Chinese government. We have focused many of the Fund's stock investments on companies around the globe that we believe will benefit over the long term from supplying the materials, energy, transportation, information technology and industrial technology needs of the growing Chinese economy.

IN CONCLUSION

  We thank you for your continued investment in Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ TERRY K. GLENN
Terry K. Glenn
President and Director

/s/ LAWRENCE R. FULLER
Lawrence R. Fuller
Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                             GLOBAL GROWTH V.I. FUND+--CLASS I        MORGAN STANLEY CAPITAL
                                                                          SHARES*                  INTERNATIONAL WORLD INDEX++
                                                             ---------------------------------     ---------------------------
6/05/98**                                                                  10000                              10000
12/98                                                                      10820                              10660
12/99                                                                      15006                              13318
12/00                                                                      12755                              11562
12/01                                                                       9817                               9617
12/02                                                                       7094                               7705
12/03                                                                       9475                              10256

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph is from 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +33.56%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        - 2.62
--------------------------------------------------------------------------
Inception (6/05/98) through 12/31/03                             - 0.96
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +25.00%        +33.56%
-----------------------------------------------------------------------------------------
MSCI World Index**                                               +19.79         +33.11
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

NORTH                                SHARES                                                                  PERCENT OF
AMERICA        INDUSTRY(++)            HELD                    COMMON STOCKS                      VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA         AUTO COMPONENTS       12,100   Magna International Inc. 'A'...................  $   974,180        1.0%
               ---------------------------------------------------------------------------------------------------------
               GAS UTILITIES         55,100   TransCanada Corporation........................    1,188,770        1.2
               ---------------------------------------------------------------------------------------------------------
               METALS & MINING       54,200   Barrick Gold Corporation.......................    1,229,330        1.2
               ---------------------------------------------------------------------------------------------------------
               OIL & GAS             30,700   Petro-Canada...................................    1,518,311        1.6
                                     51,300   Suncor Energy, Inc. ...........................    1,290,192        1.3
                                                                                               -----------      -----
                                                                                                 2,808,503        2.9
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN CANADA                      6,200,783        6.3
------------------------------------------------------------------------------------------------------------------------
UNITED STATES  BIOTECHNOLOGY          5,200   +Genentech, Inc. ..............................      486,564        0.5
                                     22,200   +Gilead Sciences, Inc. ........................    1,290,708        1.3
                                                                                               -----------      -----
                                                                                                 1,777,272        1.8
               ---------------------------------------------------------------------------------------------------------
               CHEMICALS             13,000   Praxair, Inc. .................................      496,600        0.5
               ---------------------------------------------------------------------------------------------------------
               COMMUNICATIONS        38,900   +Cisco Systems, Inc. ..........................      944,881        0.9
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
               COMPUTERS &           66,200   Hewlett-Packard Company........................    1,520,614        1.6
               PERIPHERALS
                                     13,100   +SanDisk Corporation...........................      800,934        0.8
                                                                                               -----------      -----
                                                                                                 2,321,548        2.4
               ---------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT       9,300   Diamond Offshore Drilling, Inc. ...............      190,743        0.2
               & SERVICE

                                     30,000   Schlumberger Limited...........................    1,641,600        1.7
                                                                                               -----------      -----
                                                                                                 1,832,343        1.9
               ---------------------------------------------------------------------------------------------------------
               HEALTH CARE           19,400   Medtronic, Inc. ...............................      943,034        0.9
               EQUIPMENT &
               SUPPLIES

                                     15,300   +Varian Medical Systems, Inc. .................    1,057,230        1.1
                                                                                               -----------      -----
                                                                                                 2,000,264        2.0
               ---------------------------------------------------------------------------------------------------------
               HOTELS,               10,300   Mandalay Resort Group..........................      460,616        0.5
               RESTAURANTS &
               LEISURE
               ---------------------------------------------------------------------------------------------------------
               IT SERVICES            9,900   +Cognizant Technology Solutions Corporation....      451,836        0.5
               ---------------------------------------------------------------------------------------------------------
               INDUSTRIAL            41,400   3M Co. ........................................    3,520,242        3.6
               CONGLOMERATES
               ---------------------------------------------------------------------------------------------------------
               INTERNET &            25,700   +eBay Inc. ....................................    1,659,963        1.7
               CATALOG RETAIL
               ---------------------------------------------------------------------------------------------------------
               MACHINERY             15,100   ITT Industries, Inc. ..........................    1,120,571        1.2
               ---------------------------------------------------------------------------------------------------------
               OIL & GAS             41,500   Chesapeake Energy Corporation..................      563,570        0.6
               ---------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS &      60,300   Intel Corporation..............................    1,941,660        2.0
               SEMICONDUCTOR
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
               SOFTWARE              23,000   +Electronic Arts Inc. .........................    1,098,940        1.1
               ---------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL      26,700   Best Buy Co., Inc. ............................    1,394,808        1.4
                                     26,400   +Chico's FAS, Inc. ............................      975,480        1.0
                                     24,900   Lowe's Companies, Inc. ........................    1,379,211        1.4
                                     54,300   PETsMART, Inc. ................................    1,292,340        1.3
                                                                                               -----------      -----
                                                                                                 5,041,839        5.1
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN THE UNITED STATES          25,232,145       25.8
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN NORTH AMERICA
                                              (COST--$26,131,122)                               31,432,928       32.1
------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA      AIRLINES             425,100   Qantas Airways Limited.........................    1,053,759        1.1
               ---------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS      35,900   Australia and New Zealand Banking Group Ltd. ..      478,224        0.5
               ---------------------------------------------------------------------------------------------------------
               CONSTRUCTION         125,400   Boral Limited..................................      479,972        0.5
               MATERIALS
               ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                        SHARES                                                                  PERCENT OF
(CONTINUED)    INDUSTRY(++)            HELD                    COMMON STOCKS                      VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA      FOOD & STAPLES        77,500   Woolworths Limited.............................  $   689,030        0.7%
(CONCLUDED)    RETAILING
               ---------------------------------------------------------------------------------------------------------
               INDUSTRIAL            26,400   Wesfarmers Limited.............................      526,915        0.5
               CONGLOMERATES
               ---------------------------------------------------------------------------------------------------------
               MEDIA                 63,900   The News Corporation Limited...................      577,264        0.6
               ---------------------------------------------------------------------------------------------------------
               METALS & MINING      173,700   BHP Billiton Limited...........................    1,595,357        1.7
               ---------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL     219,400   Harvey Norman Holdings Limited.................      492,615        0.5
               ---------------------------------------------------------------------------------------------------------
               OIL & GAS            110,600   Woodside Petroleum Limited.....................    1,233,307        1.2
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN AUSTRALIA                   7,126,443        7.3
------------------------------------------------------------------------------------------------------------------------
CHINA          INTERNET               6,600   +SINA.com......................................      222,750        0.2
               SOFTWARE &
               SERVICES
               ---------------------------------------------------------------------------------------------------------
               METALS & MINING    3,134,000   Aluminum Corporation of China Limited..........    2,381,704        2.5
                                    436,000   Yanzhou Coal Mining Co. Ltd. 'H'...............      440,852        0.4
                                                                                               -----------      -----
                                                                                                 2,822,556        2.9
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN CHINA                       3,045,306        3.1
------------------------------------------------------------------------------------------------------------------------
HONG KONG      AIRLINES             626,000   Cathay Pacific Airways.........................    1,189,332        1.2
               ---------------------------------------------------------------------------------------------------------
               CONSTRUCTION         237,000   Cheung Kong Infrastructure Holdings Limited....      531,171        0.6
               MATERIALS
               ---------------------------------------------------------------------------------------------------------
               ELECTRIC             923,300   Huaneng Power International, Inc. 'H'..........    1,599,565        1.7
               UTILITIES
               ---------------------------------------------------------------------------------------------------------
               ELECTRICAL           392,500   Johnson Electric Holdings Limited..............      500,509        0.5
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
               INDUSTRIAL           240,000   China Merchants Holdings International Company
               CONGLOMERATES                  Limited........................................      316,863        0.3
               ---------------------------------------------------------------------------------------------------------
               MARINE               494,000   China Shipping Development Company Limited
                                              'H'............................................      365,874        0.4
               ---------------------------------------------------------------------------------------------------------
               OIL & GAS          2,128,000   China Petroleum and Chemical Corporation 'H'...      952,496        1.0
                                  2,870,000   PetroChina Company Limited.....................    1,645,049        1.7
                                                                                               -----------      -----
                                                                                                 2,597,545        2.7
               ---------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL     103,500   Esprit Holdings Limited........................      344,618        0.3
               ---------------------------------------------------------------------------------------------------------
               TRANSPORTATION       240,000   Cosco Pacific Limited..........................      319,955        0.3
               INFRASTRUCTURE
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN HONG KONG                   7,765,432        8.0
------------------------------------------------------------------------------------------------------------------------
INDIA          IT SERVICES           15,500   Infosys Technologies Limited (ADR)*............    1,483,350        1.5
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN INDIA                       1,483,350        1.5
------------------------------------------------------------------------------------------------------------------------
JAPAN          METALS & MINING       22,500   JFE Holdings, Inc. ............................      614,094        0.6
               ---------------------------------------------------------------------------------------------------------
               OFFICE                18,000   Canon, Inc. ...................................      838,108        0.9
               ELECTRONICS
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN JAPAN                       1,452,202        1.5
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA    AUTOMOBILES           31,300   Hyundai Motor Company Ltd. ....................    1,326,605        1.3
               ---------------------------------------------------------------------------------------------------------
               CHEMICALS              6,300   LG Chem, Ltd. .................................      290,810        0.3
               ---------------------------------------------------------------------------------------------------------
               DIVERSIFIED           11,400   KT Corporation.................................      426,723        0.5
               TELECOMMUNICATION
               SERVICES
               ---------------------------------------------------------------------------------------------------------
               MACHINERY             20,200   +Daewoo Shipbuilding & Marine Engineering Co.,
                                              Ltd. ..........................................      259,387        0.2
               ---------------------------------------------------------------------------------------------------------
               METALS & MINING        4,200   POSCO..........................................      574,570        0.6
               ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                        SHARES                                                                  PERCENT OF
(CONCLUDED)    INDUSTRY(++)            HELD                    COMMON STOCKS                      VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA    SEMICONDUCTORS &       6,800   Samsung Electronics............................  $ 2,573,898        2.7%
(CONCLUDED)    SEMICONDUCTOR
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN SOUTH KOREA                 5,451,993        5.6
------------------------------------------------------------------------------------------------------------------------
TAIWAN         ELECTRONIC            35,700   AU Optronics Corp.(ADR)*.......................      425,544        0.4
               EQUIPMENT &
               INSTRUMENTS
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN TAIWAN                        425,544        0.4
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN THE PACIFIC BASIN
                                              (COST--$18,728,799)                               26,750,270       27.4
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
DENMARK        MARINE                   190   AP Moller Maerskas.............................    1,371,132        1.4
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN DENMARK                     1,371,132        1.4
------------------------------------------------------------------------------------------------------------------------
FINLAND        COMMUNICATIONS        25,300   Nokia Oyj (Series A)...........................      437,516        0.5
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN FINLAND                       437,516        0.5
------------------------------------------------------------------------------------------------------------------------
FRANCE         AUTOMOBILES           28,000   PSA Peugeot Citroen............................    1,426,840        1.4
               ---------------------------------------------------------------------------------------------------------
               COMMUNICATIONS        80,400   +Alcatel.......................................    1,035,423        1.0
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
               ENERGY EQUIPMENT       3,900   Coflexip.......................................      467,330        0.5
               & SERVICE
               ---------------------------------------------------------------------------------------------------------
               IT SERVICES           21,000   +Cap Gemini SA.................................      932,655        1.0
               ---------------------------------------------------------------------------------------------------------
               MEDIA                 22,600   Societe Television Francaise 1.................      789,061        0.8
               ---------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS &      12,400   STMicroelectronics NV..........................      336,276        0.4
               SEMICONDUCTOR
               EQUIPMENT
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN FRANCE                      4,987,585        5.1
------------------------------------------------------------------------------------------------------------------------
GERMANY        DISTRIBUTORS           9,900   Medion AG......................................      387,109        0.4
               ---------------------------------------------------------------------------------------------------------
               INDUSTRIAL            14,900   Siemens AG.....................................    1,193,427        1.2
               CONGLOMERATES
               ---------------------------------------------------------------------------------------------------------
               SOFTWARE               6,100   SAP AG (Systeme, Anwendungen, Produkte in der
                                              Datenverarbeitung).............................    1,024,488        1.1
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN GERMANY                     2,605,024        2.7
------------------------------------------------------------------------------------------------------------------------
ITALY          OIL & GAS            117,200   ENI SpA........................................    2,211,541        2.3
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN ITALY                       2,211,541        2.3
------------------------------------------------------------------------------------------------------------------------
RUSSIA         METALS & MINING       22,500   Mining and Metallurgical Company Norilsk Nickel
                                              (ADR)*.........................................    1,465,875        1.5
               ---------------------------------------------------------------------------------------------------------
               OIL & GAS             21,450   YUKOS (ADR)*...................................      913,770        0.9
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN RUSSIA                      2,379,645        2.4
------------------------------------------------------------------------------------------------------------------------
SPAIN          COMMERCIAL BANKS      26,700   Banco Popular Espanol SA.......................    1,592,972        1.6
               ---------------------------------------------------------------------------------------------------------
               CONSTRUCTION &        20,097   +ACS, Actividades de Construccion y Servicios,
               ENGINEERING                    SA.............................................      981,023        1.0
               ---------------------------------------------------------------------------------------------------------
               IT SERVICES          135,800   Amadeus Global Travel Distribution SA 'A'......      882,151        0.9
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN SPAIN                       3,456,146        3.5
------------------------------------------------------------------------------------------------------------------------
SWEDEN         MACHINERY             14,600   SKF AB 'B'.....................................      564,090        0.6
               ---------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL      75,300   Hennes & Mauritz AB 'B'........................    1,789,543        1.8
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN SWEDEN                      2,353,633        2.4
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                               SHARES                                                                  PERCENT OF
(CONCLUDED)    INDUSTRY(++)            HELD                    COMMON STOCKS                      VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND    COMMERCIAL            17,800   Adecco SA (Registered Shares)..................  $ 1,144,209        1.2%
               SERVICES &
               SUPPLIES
               ---------------------------------------------------------------------------------------------------------
               HEALTH CARE           13,400   +Alcon, Inc. ..................................      811,236        0.8
               EQUIPMENT &
               SUPPLIES

                                        500   Synthes-Stratec Inc. ..........................      494,845        0.5
                                                                                               -----------      -----
                                                                                                 1,306,081        1.3
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN SWITZERLAND                 2,450,290        2.5
------------------------------------------------------------------------------------------------------------------------
UNITED         COMMERCIAL BANKS      90,400   HSBC Holdings PLC..............................    1,420,865        1.5
KINGDOM
               ---------------------------------------------------------------------------------------------------------
               HOUSEHOLD             36,500   Reckitt Benckiser PLC..........................      825,904        0.8
               PRODUCTS
               ---------------------------------------------------------------------------------------------------------
               MEDIA                 69,200   +British Sky Broadcasting Group PLC ("BSkyB")..      870,866        0.9
               ---------------------------------------------------------------------------------------------------------
               METALS & MINING       46,900   Rio Tinto PLC (Registered Shares)..............    1,295,473        1.3
               ---------------------------------------------------------------------------------------------------------
               OIL & GAS            190,000   BG Group PLC...................................      975,319        1.0
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN THE UNITED KINGDOM          5,388,427        5.5
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS IN WESTERN EUROPE
                                              (COST--$22,860,440)                               27,640,939       28.3
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN                                                        PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA      MEDIA                 63,801   The News Corporation Limited...................      480,709        0.5
               ---------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS IN THE PACIFIC BASIN
                                              (COST--$426,296)                                     480,709        0.5
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
GERMANY        AUTOMOBILES            4,576   Porsche AG.....................................    2,715,813        2.8
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS IN WESTERN EUROPE
                                              (COST--$1,945,639)                                 2,715,813        2.8
------------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                  INTEREST/
                                SHARES HELD                SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                 $6,896,396   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                              Series I(a)....................................    6,896,396        7.0
                                 $  281,249   Merrill Lynch Liquidity Series, LLC Money
                                              Market Series(a)(b)............................      281,249        0.3
                                     93,751   Merrill Lynch Premier Institutional
                                              Fund(a)(b).....................................       93,751        0.1
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$7,271,396)                                 7,271,396        7.4
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$77,363,692)............................   96,292,055       98.5
                                              OTHER ASSETS LESS LIABILITIES..................    1,443,692        1.5
                                                                                               -----------      -----
                                              NET ASSETS.....................................  $97,735,747      100.0%
                                                                                               ===========      =====
------------------------------------------------------------------------------------------------------------------------

*    American Depositary Receipts (ADR).
+    Non-income producing security.
(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS DECEMBER 31, 2003 (CONCLUDED)          (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY          INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $  6,896,396        $ 8,571
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(16,442,216)       $49,406
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $    220,616        $ 8,657
Merrill Lynch Premier Institutional Fund....................        39,982        $ 4,584
----------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $357,600) (identified cost--$77,363,692)..................                   $ 96,292,055
Receivables:
  Securities sold...........................................  $   1,797,586
  Dividends.................................................        252,784
  Interest..................................................          8,689
  Capital shares sold.......................................          5,873
  Securities lending--net...................................            657       2,065,589
                                                              -------------
Prepaid expenses............................................                            445
                                                                               ------------
Total assets................................................                     98,358,089
                                                                               ------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                        375,000
Payables:
  Securities purchased......................................        109,477
  Custodian bank............................................         95,768
  Capital shares redeemed...................................         12,857
  Investment adviser........................................          9,901
  Other affiliates..........................................          1,799         229,802
                                                              -------------
Accrued expenses............................................                         17,540
                                                                               ------------
Total liabilities...........................................                        622,342
                                                                               ------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 97,735,747
                                                                               ============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                   $  1,147,544
Paid-in capital in excess of par............................                    193,210,709
Accumulated distributions in excess of investment
  income--net...............................................  $     (15,904)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (115,540,954)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     18,934,352
                                                              -------------
Total accumulated losses--net...............................                    (96,622,506)
                                                                               ------------
NET ASSETS..................................................                   $ 97,735,747
                                                                               ============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $97,735,747 and 11,475,442
  shares outstanding........................................                   $       8.52
                                                                               ============
--------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $149,125 foreign withholding tax).........                 $ 1,674,037
Interest....................................................                      58,040
Securities lending--net.....................................                      13,241
                                                                             -----------
Total income................................................                   1,745,318
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   619,832
Custodian fees..............................................       34,589
Accounting services.........................................       27,845
Professional fees...........................................       14,664
Printing and shareholder reports............................        7,736
Directors' fees and expenses................................        5,449
Pricing services............................................        5,143
Transfer agent fees.........................................        5,000
Registration fees...........................................           77
Other.......................................................        9,324
                                                              -----------
Total expenses..............................................                     729,659
                                                                             -----------
Investment income--net......................................                   1,015,659
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on:
  Investments--net..........................................   (4,475,694)
  Foreign currency transactions--net........................     (123,286)    (4,598,980)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   28,459,481
  Foreign currency transactions--net........................      (12,439)    28,447,042
                                                              -----------    -----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                  23,848,062
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $24,863,721
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                              --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2003                 2002
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,015,659         $    236,015
Realized loss on investments and foreign currency
  transactions--net.........................................   (4,598,980)         (35,954,426)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   28,447,042            2,851,351
                                                              -----------         ------------
Net increase (decrease) in net assets resulting from
  operations................................................   24,863,721          (32,867,060)
                                                              -----------         ------------
----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
    Class I.................................................     (880,010)            (110,002)
                                                              -----------         ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (880,010)            (110,002)
                                                              -----------         ------------
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (7,424,222)         (13,772,276)
                                                              -----------         ------------
----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   16,559,489          (46,749,338)
Beginning of year...........................................   81,176,258          127,925,596
                                                              -----------         ------------
End of year*................................................  $97,735,747         $ 81,176,258
                                                              ===========         ============
----------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $   (15,904)        $    (28,422)
                                                              ===========         ============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS I +
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2003         2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   6.43     $   8.91    $  11.70    $  14.78    $  10.82
                                                          --------     --------    --------    --------    --------
Investment income--net**..............................         .09          .02         .06         .06         .11
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................        2.08        (2.49)      (2.75)      (2.26)       4.06
                                                          --------     --------    --------    --------    --------
Total from investment operations......................        2.17        (2.47)      (2.69)      (2.20)       4.17
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................        (.08)        (.01)       (.10)       (.05)       (.12)
  Realized gain on investments--net...................          --           --          --        (.26)       (.09)
  In excess of realized gain on investments--net......          --           --          --        (.57)         --
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................        (.08)        (.01)       (.10)       (.88)       (.21)
                                                          --------     --------    --------    --------    --------
Net asset value, end of year..........................    $   8.52     $   6.43    $   8.91    $  11.70    $  14.78
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      33.56%      (27.74%)    (23.03%)    (15.00%)     38.69%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .88%         .90%        .88%        .83%        .87%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       1.23%         .24%        .59%        .46%        .97%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $ 97,736     $ 81,176    $127,926    $278,452    $180,408
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................     131.50%      138.30%     155.91%      95.98%      99.09%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

 * Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

 + Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Global Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those

--------------------------------------------------------------------------------

securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

--------------------------------------------------------------------------------

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned security is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from management estimates of available cash.

  (j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $155 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $123,286 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $5,627 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $59,818 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2003.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

--------------------------------------------------------------------------------

  For the year ended December 31, 2003, the Fund reimbursed MLIM $1,823 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $101,629,411 and $101,338,036, respectively.

  Net realized losses for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

-------------------------------------------------------------------
                                       Realized        Unrealized
                                        Losses           Gains
-------------------------------------------------------------------
Long-term investments...............  $(4,475,694)    $18,928,363
Foreign currency transactions.......     (123,286)          5,989
                                      -----------     -----------
Total...............................  $(4,598,980)    $18,934,352
                                      ===========     ===========
-------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $18,853,834, of which $19,574,119 related to appreciated securities and $720,285 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $77,438,221.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                       Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     743,756    $  5,363,765
Shares issued to shareholders in
 reinvestment of dividends...........     103,897         880,010
                                       ----------    ------------
Total issued.........................     847,653       6,243,775
Shares redeemed......................  (1,993,343)    (13,667,997)
                                       ----------    ------------
Net decrease.........................  (1,145,690)   $ (7,424,222)
                                       ==========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                       Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,887,962    $ 13,445,385
Shares issued to shareholders in
 reinvestment of dividends...........      17,161         110,002
                                       ----------    ------------
Total issued.........................   1,905,123      13,555,387
Shares redeemed......................  (3,648,439)    (27,327,663)
                                       ----------    ------------
Net decrease.........................  (1,743,316)   $(13,772,276)
                                       ==========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I shares.

5. SHORT-TERM BORROWINGS:


The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. COMMITMENTS:

At December 31, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to sell foreign currency with an approximate value of $1,812,000.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                       12/31/2003     12/31/2002
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $   880,010    $   110,002
                                       -----------    -----------
Total taxable distributions..........  $   880,010    $   110,002
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $          --
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................             --
Capital loss carryforward.........................   (115,466,424)*
Unrealized gains--net.............................     18,843,918**
                                                    -------------
Total accumulated losses--net.....................  $ (96,622,506)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $115,466,424, of which $67,641,756 expires in 2009, $41,396,526 expires in
   2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency losses for tax purposes and other book tax differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF GLOBAL GROWTH V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

ECONOMIC ENVIRONMENT

  The year started slowly as uncertainty regarding possible war in Iraq, coupled with fears of terrorism in the United States, hurt consumer confidence and prospects for growth. Gross domestic product (GDP) for the first quarter of 2003 grew at only 1.4%, the same rate as the disappointing fourth quarter of 2002. In March, as combat commenced in Iraq, uncertainty began to lift. When all-out war ended soon after, we saw a surge in economic activity, which was most pronounced in the third quarter when GDP growth increased to 8.2%.

  The acceleration in economic growth ultimately led to significant volatility in interest rates. The interest rate on the 10-year Treasury note, which began the year at 3.80%, spiked from 3.10% on June 15, 2003 to 4.60% on September 2, 2003. Investors, it seemed, had begun to factor in a potential tightening by the Federal Reserve Board and continued inflationary pressures.

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2003, Government Bond V.I. Fund's Class I Shares had a total return of +2.07%. The Fund's unmanaged benchmark, the Citigroup Government/Mortgage Index, returned +2.76% for the same period. The strategy of maintaining a duration longer than the benchmark to better compete with the Fund's peer group was the primary cause for the Fund underperforming the benchmark during the 12-month period.

  The Fund maintained a duration profile longer than that of the benchmark throughout the period. This helped the Fund during the first half of the year, but as interest rates made their move higher in the second half of the year, the Fund began to underperform. We maintained this duration profile due to the steepness of the yield curve and the attractive absolute yields available further out on the curve.

  The most significant change throughout the year was reducing the overall exposure to agency debentures in favor of structured product. This underweight allowed the portfolio to avoid much of the turmoil that occurred during the year with the agency market, thus reducing the overall volatility of the Fund's returns.

  Our emphasis on structured products included a focus on agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, Fannie Mae delegated underwriting and servicing (FNMA DUS) securities, Government National Mortgage Association (GNMA) project loans, asset-backed securities and commercial mortgage-backed securities (CMBS). By strategically managing these sectors and taking advantage of opportunities available across the markets, we were able to add value to the Fund. In general, we remained overweight in these sectors throughout 2003 with a special focus on commercial loans in the form of CMBS, FNMA DUS and GNMA project loans (listed under CMOs in the schedule of investments). The commercial loan marketplace performed exceptionally well in 2003. Commercial spreads benefited largely from a growing perception that the sector provides a relative "safe haven" from the spread and average life volatility exhibited by competing fixed income sectors.

  In addition to individual security selection in these sectors, we also utilized derivative securities to gain exposure to certain markets. Throughout the period, we added to our overweight positions in spread product through the use of total return swaps in the mortgage and CMBS sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating-rate payment.

  As we closed out the year, we continued to position the portfolio to take advantage of opportunities in spread sectors and remained underweight in agency debt in favor of structured product. We employed this strategy because we believe that the yield curve will maintain its upward slope, which historically has proved to be a positive for spread sectors, and agency spreads will remain volatile.

LOOKING AHEAD

  We intend to maintain our overweights to structured product and to continue to use the derivatives market to help implement our overall asset allocation decisions. Given the recent duration extension of the benchmark and the

--------------------------------------------------------------------------------

relatively benign interest rate forecast, we have moved the Fund's duration closer to the benchmark level. We do not expect the Federal Reserve Board to increase interest rates in the near term and, in fact, anticipate that monetary policy will remain on hold for a significant part of the new year to ensure a sustainable economic recovery.

IN CONCLUSION

  We thank you for your continued investment in Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director

-s- Thomas F. Musmanno
Thomas F. Musmanno
Vice President and Co-Portfolio Manager

-s- Frank Viola
Frank Viola
Vice President and Co-Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                GOVERNMENT BOND V.I. FUND+--      CITIGROUP GOVERNMENT/MORTGAGE
                                                                      CLASS I SHARES*                        INDEX++
                                                                      ----------------------      -----------------------------
5/02/94**                                                                 10000.00                           10000.00
12/94                                                                     10179.00                           10068.00
12/95                                                                     11688.00                           11863.00
12/96                                                                     12023.00                           12300.00
12/97                                                                     13091.00                           13469.00
12/98                                                                     14238.00                           14648.00
12/99                                                                     13982.00                           14562.00
12/00                                                                     15590.00                           16358.00
12/01                                                                     16687.00                           17616.00
12/02                                                                     18319.00                           19412.00
12/03                                                                     18699.00                           19947.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities. The starting date for the Index in the graph is from 5/31/94.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/03                                        +2.07%
----------------------------------------------------------------------
Five Years Ended 12/31/03                                      +5.60
----------------------------------------------------------------------
Inception (5/02/94) through 12/31/03                           +6.69
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  -0.86%         +2.07%          2.70%
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index**                            +0.08          +2.76             --
--------------------------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE                               VALUE
---------------------------------------------------------------------------------------------------------------------
                                                       U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE       $ 4,660,000       Ace Securities Corp., Series 2003-OP1 A2, 1.51% due
OBLIGATIONS+--69.9%                               12/25/2033(a)......................................    $  4,660,728
                               95,000,000       CS First Boston Mortgage Securities Corp.,
                                                  Series 2003-CPN1 ASP, 1.584% due 3/15/2035(c)......       6,532,485
                               13,600,000       Countrywide Home Loans, Series 2003-10 A6,
                                                  1.469% due 5/25/2033(a)............................      13,583,000
                                5,600,000       Fannie Mae 2003-27 FP, 1.419% due 6/25/2028(a).......       5,620,942
                                9,821,754       Fannie Mae 2003-33 LF, 1.491% due 7/25/2017(a).......       9,610,626
                               13,592,392       Fannie Mae 2003-34 FS, 1.541% due 1/25/2032(a).......      13,260,172
                                7,000,000       Fannie Mae 2003-41 YF, 1.441% due 6/25/2028(a).......       7,006,055
                                8,557,844       Fannie Mae 2003-48 HA, 3.50% due 11/25/2017..........       8,475,133
                              109,081,414       Fannie Mae-ACES 2002-M1 X,
                                                  1.201% due 5/25/2032(c)............................       4,619,772
                               47,577,277       Fannie Mae-ACES 2002-M2 N,
                                                  1.532% due 8/25/2012(c)............................       4,684,492
                               56,660,447       Fannie Mae-ACES 2003-M1 X,
                                                  1.099% due 2/25/2033(c)............................       2,928,524
                              130,791,469       Fannie Mae Grantor Trust 2003-T1 IO,
                                                  0.546% due 11/25/2012(c)...........................       4,932,356
                                7,571,705       Fannie Mae Whole Loan 2002-W11 AV1,
                                                  1.311% due 11/25/2032(a)...........................       7,562,781
                               10,001,088       Fannie Mae Whole Loan 2003-W16 AF1,
                                                  1.231% due 2/25/2023(a)............................      10,001,379
                               14,000,000       Freddie Mac 2564 OF, 1.42% due 2/15/2026(a)..........      13,896,866
                               13,051,369       Freddie Mac 2594 DF, 1.42% due 12/15/2027(a).........      12,942,393
                               14,171,921       Freddie Mac 2614 EF, 1.563% due 12/15/2017(a)........      14,196,400
                                4,000,000       GMAC Mortgage Corporation Loan Trust,
                                                  Series 2003-GH2-A1, 1.349% due 7/25/2012(a)........       4,000,000
                                8,040,000       GS Mortgage Securities Corp., Series 2003-FL6A A1,
                                                  1.32% due 11/15/2015(a)............................       8,041,256
                                9,657,000       Government National Mortgage Association 2001-44 C,
                                                  6.38% due 1/16/2025................................      10,747,239
                                6,700,000       Government National Mortgage Association 2002-83 B,
                                                  4.695% due 12/16/2024..............................       6,875,310
                                7,000,000       Government National Mortgage Association 2002-83 C,
                                                  5.25% due 9/16/2027................................       7,220,302
                               61,391,144       Government National Mortgage Association 2002-83 IO,
                                                  1.574% due 10/16/2042(c)...........................       4,004,004
                                5,600,000       Government National Mortgage Association 2002-94 D,
                                                  5.045% due 11/16/2028..............................       5,696,613
                               87,111,158       Government National Mortgage Association 2002-94 XB,
                                                  2.349% due 11/16/2007(c)...........................       3,733,619
                                7,000,000       Government National Mortgage Association 2003-17 C,
                                                  4.825% due 7/16/2031...............................       6,804,785
                               96,460,126       Government National Mortgage Association 2003-17 IO,
                                                  1.24% due 3/16/2043(c).............................       6,251,918
                                6,217,292       Government National Mortgage Association 2003-49 C,
                                                  4.485% due 10/16/2033..............................       5,764,673
                              129,518,158       Government National Mortgage Association 2003-59 XB,
                                                  2.364% due 7/16/2010(c)............................       9,025,305
                               10,152,374       Government National Mortgage Association 2003-64 A,
                                                  3.089% due 4/16/2024...............................      10,122,615
                               10,500,000       Government National Mortgage Association 2003-73 C,
                                                  4.947% due 5/16/2033...............................      10,367,506
                                5,600,000       Government National Mortgage Association 2003-88 CA,
                                                  4.746% due 1/16/2030...............................       5,671,524
                               13,250,000       Government National Mortgage Association 2003-108 C,
                                                  4.919% due 2/16/2034...............................      13,434,175
                                1,497,000       Government National Mortgage Association 2003-109 D,
                                                  5.252% due 1/16/2034...............................       1,489,047
                               44,109,963       Government National Mortgage Association 2003-109 IO,
                                                  1.098% due 11/16/2043(c)...........................       2,715,520
                               30,628,708       Greenwich Capital Commercial Funding Corporation,
                                                  Series 2002-C1, Class XP, 2.059% due 1/11/2035(c)..       2,978,608
                                4,572,985       Greenwich Capital Commercial Funding Corporation,
                                                  Series 2003-FL1, Class A, 1.49% due 1/05/2006(a)...       4,571,920

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE                               VALUE
---------------------------------------------------------------------------------------------------------------------
                                                       U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE       $ 2,514,980       Lehman Brothers Floating Rate Commercial,
OBLIGATIONS (CONCLUDED)                           2002-LLFA-A, 1.45% due 6/14/2017(a)................    $  2,514,977
                                4,000,000       Morgan Stanley ABS Capital I, Series 2004-NC1 A3,
                                                  1.33% due 11/25/2033(a)............................       4,000,000
                                  145,840       Residential Asset Securities Corporation,
                                                  Series 2002-KS5 AIB2, 2.47% due 8/25/2022..........         145,707
                                5,600,000       Wachovia Bank Commercial Mortgage Trust, Series
                                                  2003-WHL2, Class A3, 1.44% due 6/15/2013(a)........       5,598,127
                                3,431,022       Washington Mutual, 2002-AR19-A8,
                                                  4.56% due 2/25/2033................................       3,482,736
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                (COST--$290,365,814)                                      289,771,590
---------------------------------------------------------------------------------------------------------------------
FANNIE MAE--10.2%                               Fannie Mae:
                                1,417,400         8% due 4/01/2008...................................       1,522,169
                                3,300,000         3.94% due 11/01/2008(b)............................       3,318,315
                                1,224,688         5.50% due 12/01/2017...............................       1,270,456
                                1,578,392         4.50% due 9/01/2018................................       1,582,014
                                4,244,936         5% due 1/15/2019...................................       4,328,510
                                  154,632         7% due 10/01/2028..................................         163,911
                                  211,457         7% due 12/01/2028..................................         224,145
                                   52,288         7% due 2/01/2029...................................          55,408
                                  463,428         7% due 3/01/2029...................................         491,080
                                  642,814         7% due 5/01/2029...................................         681,213
                                2,048,336         7% due 6/01/2029...................................       2,170,704
                                  329,637         7% due 7/01/2029...................................         349,306
                                   64,602         7% due 9/01/2029...................................          68,457
                                    6,588         7% due 2/01/2030...................................           6,975
                                  139,034         8% due 2/01/2030...................................         150,476
                                   23,772         8% due 12/01/2030..................................          25,701
                                    2,627         8% due 1/01/2031...................................           2,841
                                  150,161         8% due 2/01/2031...................................         162,348
                                2,495,662         7.50% due 5/01/2032................................       2,666,900
                               15,143,083         6.50% due 9/01/2032................................      15,839,499
                                  834,853         8% due 11/01/2032..................................         902,612
                                2,244,719         6.50% due 2/01/2033................................       2,347,952
                                3,918,392         5.50% due 7/01/2033................................       3,971,405
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FANNIE MAE
                                                (COST--$41,814,039)                                        42,302,397
---------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--15.9%                              Freddie Mac--Gold Program:
                               10,500,000         5.75% due 4/29/2009................................      10,642,821
                                8,600,000         6% due 5/25/2012...................................       8,744,411
                                1,794,731         6.50% due 3/01/2016................................       1,900,974
                                4,123,084         6% due 4/01/2016...................................       4,326,056
                                1,356,347         6.50% due 5/01/2016................................       1,436,779
                                2,450,044         6% due 4/01/2017...................................       2,570,983
                                  886,488         6% due 5/01/2017...................................         930,247
                                1,397,833         5.50% due 11/01/2017...............................       1,449,866
                                4,601,600         5% due 1/15/2019...................................       4,686,444
                                      204         6.50% due 7/01/2029................................             213
                                  407,086         7% due 7/01/2029...................................         431,048
                                   47,195         7.50% due 8/01/2029................................          50,699
                                  478,220         8% due 12/01/2029..................................         516,200
                                  514,580         8% due 4/01/2030...................................         555,028
                                  257,970         8% due 7/01/2030...................................         278,247
                                1,979,204         7% due 3/01/2031...................................       2,094,088
                                   33,113         7.50% due 9/01/2031................................          35,561
                                  438,237         5.50% due 2/01/2033................................         443,768
                                5,731,804         5.50% due 10/01/2033...............................       5,803,978

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                                 ISSUE                               VALUE
---------------------------------------------------------------------------------------------------------------------
                                                       U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
FREDDIE MAC (CONCLUDED)                         Freddie Mac--Gold Program (concluded):
                              $ 7,350,000         5.50% due 1/15/2034................................    $  7,437,281
                               11,312,300         6% due 1/15/2034...................................      11,687,020
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FREDDIE MAC
                                                (COST--$65,656,792)                                        66,021,712
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                             Government National Mortgage Association+:
MORTGAGE ASSOCIATION--1.5%      2,014,822         6% due 12/15/2032..................................       2,096,138
                                3,940,529         6% due 1/15/2033...................................       4,098,889
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                                (COST--$6,164,971)                                          6,195,027
---------------------------------------------------------------------------------------------------------------------
SMALL BUSINESS                  4,306,459       Small Business Administration Participation
ADMINISTRATION--1.0%                              Certificates, Series 2003-20F, Class 1, 4.07% due
                                                  6/01/2023..........................................       4,060,636
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SMALL BUSINESS ADMINISTRATION
                                                (COST--$4,306,459)                                          4,060,636
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS                             U.S. Treasury Bonds:
& NOTES--9.6%                   2,590,000         8.125% due 8/15/2019...............................       3,498,523
                                8,610,000         7.25% due 8/15/2022................................      10,866,423
                                                U.S. Treasury Notes:
                               12,000,000         1.625% due 3/31/2005...............................      12,041,256
                                4,000,000         6.875% due 5/15/2006...............................       4,446,720
                                7,970,000         6.125% due 8/15/2007...............................       8,919,865
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. TREASURY BONDS & NOTES
                                                (COST-- $39,119,282)                                       39,772,787
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION         4,184,440       U.S. Treasury Inflation Indexed Notes, 3.50% due
INDEXED NOTES--1.1%                               1/15/2011..........................................       4,702,840
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. TREASURY INFLATION INDEXED NOTES
                                                (COST--$4,670,048)                                          4,702,840
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                (COST--$452,097,405)--109.2%                              452,826,989
---------------------------------------------------------------------------------------------------------------------
                              SHARES HELD                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                8,155,000       Merrill Lynch Premier Institutional Fund (d)(e)......       8,155,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST--$8,155,000)--2.0%                                    8,155,000
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$460,252,405)--111.2%                              460,981,989
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                               NUMBER OF
      OPTIONS WRITTEN         CONTRACTS++                               ISSUE                               VALUE
---------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%              3       Swaption, expiring March 2004 at 2.50%, Broker Leh-
                                                  man Brothers Special Finance (f)...................    $    (18,563)
---------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.0%               3       Swaption, expiring March 2004 at 2.50%, Broker Leh-
                                                  man Brothers Special Finance (f)...................         (10,395)
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS WRITTEN (PREMIUMS
                                                RECEIVED--$33,330)--0.0%                                      (28,958)
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN--NET
                                                (COST--$460,219,075)--111.2%.........................     460,953,031
                                                UNREALIZED DEPRECIATION ON SWAPS*--NET--(0.1%).......        (448,716)
                                                VARIATION MARGIN ON FINANCIAL FUTURES
                                                  CONTRACTS--0.0%....................................         (17,827)
                                                LIABILITIES IN EXCESS OF OTHER ASSETS--(11.1%).......     (45,918,991)
                                                                                                         ------------
                                                NET ASSETS--100.0%...................................    $414,567,497
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

  (a) Floating rate note.

  (b) Represents balloon mortgages that amortize on a 30-year schedule and have seven-year maturities.

  (c) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

  (d) Security was purchased with the cash proceeds from securities loans.

  (e) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        INTEREST/DIVIDEND
AFFILIATE                                                      ACTIVITY           INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(2,809,000)        $25,821
Merrill Lynch Premier Institutional Fund....................    5,663,999         $24,983
----------------------------------------------------------------------------------------------

  (f) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Fund is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

  + Mortgage-backed securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

  ++ One contract represents a notional amount of $1,000,000.

  * Swap contracts entered into as of December 31, 2003 were as follows:

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
                                                               NOTIONAL       APPRECIATION
                                                                AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------------------
Pay 3.50% on TIPS adjusted principal and receive a fixed
  rate of 4.17%
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2011......................................  $ 4,725,000      $  26,790
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .25%
  Broker, JP Morgan Chase Bank
  Expires January 2004......................................  $28,000,000             --
Receive a variable return equal to Lehman Brothers CMBS AAA
  8.5% Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .55%
  Broker, UBS Warburg
  Expires January 2004......................................  $36,000,000             --
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .30%
  Broker, JP Morgan Chase Bank
  Expires April 2004........................................  $17,000,000             --

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                                               UNREALIZED
                                                               NOTIONAL       APPRECIATION
                                                                AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------------------
Receive a variable return equal to JP Morgan U.S. Agency
  Mortgage Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .17%
  Broker, JP Morgan Chase Bank
  Expires February 2004.....................................  $11,000,000             --
Receive a variable return equal to Lehman Brothers U.S.
  Treasury Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires December 2004.....................................  $28,000,000             --
Receive a variable return equal to Lehman Brothers U.S.
  Treasury Index Total Return and pay floating rate based on
  1-month USD LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires August 2004.......................................  $24,500,000             --
Receive a variable return equal to 3-month USD LIBOR and pay fixed of 5.15%
  Broker, UBS Warburg
  Expires September 2013....................................  $10,500,000      $(452,151)
Receive a variable return based on 3-month USD LIBOR, plus
  .50% which is capped at a fixed coupon of 8% and callable
  quarterly beginning March 29, 2004 and pay floating rate
  based on 3-month USD LIBOR
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $10,000,000        (23,355)
                                                                               ---------
-------------------------------------------------------------------------------------------
TOTAL.......................................................                   $(448,716)
                                                                               =========
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including loaned securities of
  $7,834,260) (identified cost--$460,252,405)...............                  $460,981,989
Cash........................................................                       127,251
Unrealized appreciation on swaps............................                        26,790
Receivables:
  Interest..................................................  $  1,821,558
  Capital shares sold.......................................       895,092
  Swaps.....................................................       825,934
  Paydowns..................................................       308,890
  Securities sold...........................................       177,816
  Securities lending--net...................................         6,578       4,035,868
                                                              ------------
Prepaid expenses............................................                         3,350
                                                                              ------------
Total assets................................................                   465,175,248
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Reverse repurchase agreements...............................                     9,500,000
Collateral on securities loaned, at value...................                     8,155,000
Options written, at value (premiums received--$33,330)......                        28,958
Unrealized depreciation on swaps............................                       475,506
Payables:
  Securities purchased......................................    32,102,538
  Capital shares redeemed...................................       257,810
  Investment adviser........................................        28,423
  Variation margin..........................................        17,827
  Other affiliates..........................................         5,696
  Interest on loans.........................................         2,731      32,415,025
                                                              ------------
Accrued expenses............................................                        33,262
                                                                              ------------
Total liabilities...........................................                    50,607,751
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $414,567,497
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized+........................................                  $  3,913,413
Paid-in capital in excess of par............................                   409,279,309
Accumulated distributions in excess of investment
  income--net...............................................  $     (6,496)
Undistributed realized capital gains on investments--net....     1,095,963
Unrealized appreciation on investments--net.................       285,308
                                                              ------------
Total accumulated earnings--net.............................                     1,374,775
                                                                              ------------
NET ASSETS..................................................                  $414,567,497
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $414,567,497 and 39,134,127
  shares outstanding........................................                  $      10.59
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................               $ 20,888,295
Securities lending--net.....................................                     50,804
                                                                           ------------
Total income................................................                 20,939,099
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,629,536
Accounting services.........................................     182,594
Professional fees...........................................      62,308
Custodian fees..............................................      55,956
Printing and shareholder reports............................      55,064
Interest expense............................................      48,906
Directors' fees and expenses................................      35,715
Pricing services............................................      14,700
Transfer agent fees.........................................       5,001
Other.......................................................      27,645
                                                              ----------
Total expenses..............................................                  3,117,425
                                                                           ------------
Investment income--net......................................                 17,821,674
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                  9,146,917
Change in unrealized appreciation on investments--net.......                (14,825,160)
                                                                           ------------
Total realized and unrealized loss on investments--net......                 (5,678,243)
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 12,143,431
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2003             2002
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  17,821,674    $ 23,001,898
Realized gain on investments--net...........................        9,146,917      12,303,016
Change in unrealized appreciation on investments--net.......      (14,825,160)     12,873,139
                                                                -------------    ------------
Net increase in net assets resulting from operations........       12,143,431      48,178,053
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (19,097,124)    (22,784,643)
Realized gain on investments--net:
  Class I...................................................      (12,287,843)     (7,535,087)
                                                                -------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (31,384,967)    (30,319,730)
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (151,979,630)     94,165,032
                                                                -------------    ------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (171,221,166)    112,023,355
Beginning of year...........................................      585,788,663     473,765,308
                                                                -------------    ------------
End of year*................................................    $ 414,567,497    $585,788,663
                                                                =============    ============
---------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $      (6,496)   $  1,994,585
                                                                =============    ============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                          CLASS I(++++)
FINANCIAL STATEMENTS.                                           ------------------------------------------------------------
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  11.06     $  10.67     $  10.54     $  10.03     $  10.88
                                                                --------     --------     --------     --------     --------
Investment income--net......................................         .37(++)      .48(++)      .55(++)      .64(++)      .61
Realized and unrealized gain (loss) on investments--net.....        (.15)         .50          .17          .47         (.80)
                                                                --------     --------     --------     --------     --------
Total from investment operations............................         .22          .98          .72         1.11         (.19)
                                                                --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net....................................        (.39)        (.44)        (.55)        (.60)        (.66)
  In excess of investment income--net.......................          --           --           --           --           --+
  Realized gain on investments--net.........................        (.30)        (.15)        (.04)          --           --
                                                                --------     --------     --------     --------     --------
Total dividends and distributions...........................        (.69)        (.59)        (.59)        (.60)        (.66)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year................................    $  10.59     $  11.06     $  10.67     $  10.54     $  10.03
                                                                ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................       2.07%        9.78%        7.04%       11.50%       (1.80%)
                                                                ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense........................        .58%         .58%         .59%         .57%         .55%
                                                                ========     ========     ========     ========     ========
Expenses....................................................        .59%         .58%         .59%         .57%         .55%
                                                                ========     ========     ========     ========     ========
Investment income--net......................................       3.39%        4.40%        5.13%        6.26%        5.86%
                                                                ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $414,567     $585,789     $473,765     $332,219     $362,394
                                                                ========     ========     ========     ========     ========
Portfolio turnover..........................................     212.80%      208.26%      155.31%       70.01%      116.59%
                                                                ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.
+    Amount is less than $(.01) per share.
(++) Based on average shares outstanding.
(++++) Effective September 2, 2003, Class A Shares were redesignated Class I
       Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Government Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by

--------------------------------------------------------------------------------

the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

  When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

  (c) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

--------------------------------------------------------------------------------

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,079 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $726,710 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.


  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.


  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $22,619 in securities lending agent fees from the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $11,373 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended

--------------------------------------------------------------------------------

December 31, 2003 were $1,152,787,138 and $1,253,908,549, respectively.

Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

-----------------------------------------------------------------
                                          Realized     Unrealized
                                            Gains        Gains
                                          (Losses)      (Losses)
-----------------------------------------------------------------
Long-term investments..................  $ 9,416,594   $  729,584
Options written........................       73,686        4,372
Options purchased......................       29,972           --
Financial futures contracts............      848,806           --
Swaps..................................   (1,222,141)    (448,716)
Foreign currency transactions..........           --           68
                                         -----------   ----------
Total..................................  $ 9,146,917   $  285,308
                                         ===========   ==========
-----------------------------------------------------------------

Transactions in options written for the year ended December 31, 2003 were as follows:

------------------------------------------------------------------
                                          Number of     Premiums
Call Options Written                      Contracts     Received
------------------------------------------------------------------
Outstanding call options written,
 beginning of year......................      --                --
Options written.........................     270       $ 1,941,694
Options closed..........................     (35)       (1,835,143)
Options expired.........................    (232)          (89,886)
                                            ----       -----------
Outstanding call options written, end of
 year...................................       3       $    16,665
                                            ====       ===========
------------------------------------------------------------------

------------------------------------------------------------------
                                           Number of    Premiums
Put Options Written                        Contracts    Received
------------------------------------------------------------------
Outstanding put options written,
 beginning of year.......................      --               --
Options written..........................     316      $ 2,039,065
Options closed...........................    (105)      (1,885,443)
Options expired..........................    (208)        (136,958)
                                             ----      -----------
Outstanding put options written, end of
 year....................................       3      $    16,665
                                             ====      ===========
------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $651,546, of which $3,700,478 related to appreciated securities and $3,048,932 related to depreciated securities. At December 31, 2003, the aggregate cost of investments, net of options written, for Federal income tax purposes was $460,301,485.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2003+                     Shares          Amount
-----------------------------------------------------------------
Shares sold........................    2,616,943    $  28,860,715
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    2,896,853       31,384,967
                                     -----------    -------------
Total issued.......................    5,513,796       60,245,682
Shares redeemed....................  (19,361,464)    (212,225,312)
                                     -----------    -------------
Net decrease.......................  (13,847,668)   $(151,979,630)
                                     ===========    =============
-----------------------------------------------------------------

+Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2002+                      Shares         Amount
-----------------------------------------------------------------
Shares sold.........................  15,235,963    $ 166,879,192
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   2,783,375       30,319,730
                                      ----------    -------------
Total issued........................  18,019,338      197,198,922
Shares redeemed.....................  (9,428,949)    (103,033,890)
                                      ----------    -------------
Net increase........................   8,590,389    $  94,165,032
                                      ==========    =============
-----------------------------------------------------------------

+Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. REVERSE REPURCHASE AGREEMENTS:

For the year ended December 31, 2003, the average amount borrowed under reverse repurchase agreements was approximately $4,521,096 and the daily weighted average interest rate was 1.55%.

6. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.028491 per share on January 2, 2004 to shareholders of record on December 31, 2003.

--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                        12/31/2003    12/31/2002
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $22,698,555   $28,455,393
 Net long-term capital gains..........    8,686,412     1,864,337
                                        -----------   -----------
Total taxable distributions...........  $31,384,967   $30,319,730
                                        ===========   ===========
-----------------------------------------------------------------

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------
Undistributed ordinary income--net....................  $  343,502
Undistributed long-term capital gains--net............     828,375
                                                        ----------
Total undistributed earnings--net.....................   1,171,877
Unrealized gains--net.................................     202,898*
                                                        ----------
Total accumulated earnings--net.......................  $1,374,775
                                                        ==========
------------------------------------------------------------------

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF GOVERNMENT BOND V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2003, the Fund's Class I Shares had a total return of +28.28%, compared to a +27.94% return for the unmanaged Credit Suisse First Boston (CSFB) High Yield Index for the same period.

  Fund performance benefited from favorable security selection, particularly in the wireless, metals--other and manufacturing sectors. These decisions more than outweighed adverse sector allocation. An overweight in packaging was the biggest drag on performance among the sectors. Performance also was hampered by the Fund's average cash position of approximately 6% during the year.

  At the individual security level, the bonds of The AES Corporation, an independent power producer, and Blount Inc., a diversified industrial concern, were the two holdings that contributed significantly to performance during the year. AES completed several asset sales and a bank refinancing, while Blount completed a bank financing and then reported good quarterly results. Two packaging bonds--U.S. Can Corporation and Tekni-Plex, Inc.--also were key contributors to performance.

INVESTMENT ENVIRONMENT

  Spurred by a confluence of positive factors--strong mutual fund inflows, rising equity markets, a declining default rate and improving economic data (particularly in the latter half of the year)--the high yield market had its best year since 1991. Taking on risk was rewarded in 2003, as the lowest tier of the credit spectrum (CCC-rated and defaulted securities) registered an extraordinary total return of more than 50% for the year. In contrast, the ten-year Treasury note returned +1.32%. The spread of the CSFB High Yield Index over U.S Treasury securities ended the year at 4.86 percentage points down from
9.47 percentage points at year-end 2002. The spread is now at its narrowest level since July 1998. At year end, approximately 70% of the high yield universe was trading over par.

  Despite the impact of Severe Acute Respiratory Syndrome (SARS) on business and consumer sentiment, along with the commencement of hostilities in Iraq, the high yield market registered positive returns for each month during the first half of the year, including a hefty +5.10% return in April. In July, a sell-off in Treasury issues and a few weeks of negative fund flows weighed on the market. Aided by strong improvement in the industrial economy (as evidenced by data from the Institute for Supply Management), the high yield market posted positive returns for each of the remaining months of the year. The trailing 12-month default rate declined fairly steadily during the year. The final figure of 4.05%, as reported by CSFB, a leading underwriter of high yield bonds, was down from 2002's level of 15.41%. While the improving economy and easier access to capital markets were factors in the lower default rate, a more important contributor may well have been that credits with the worst of the illconceived business plans of the late 1990s have already gone bankrupt.

  Inflows into high yield mutual funds equaled a record $30.2 billion during 2003, up from $14.2 billion in 2002 (according to data from J.P. Morgan Securities). Pension funds and other institutions as well as crossover buyers were major participants in the high yield market during the year. Issuers took advantage of these favorable market conditions as a total of 504 issues were priced for a total value of approximately $149.1 billion. This compared to 260 deals for a total of $67.9 billion in 2002. The first quarter was least active in terms of new issues, owing to the SARS scare and war worries. The market showed an increased appetite for risk as the year drew on--the latter half of the year saw a two-fold increase in new issues in the lowest tiers of the credit spectrum (low B and CCC).

PORTFOLIO ACTIVITY

  We participated in the heavy new-issue calendar, although competition for new allocations was fierce. Larger purchases during the year included bonds issued by Case New Holland Inc. (a leading global manufacturer of farm and construction equipment), Nevada Power Company (an electric utility), Southern Star Central Corporation (a holding company that owns a regulated interstate natural gas pipeline system), Dex Media West LLC (a leveraged buyout of selected yellow pages businesses of Qwest

--------------------------------------------------------------------------------

Corp.) and Eagle-Picher Holdings, Inc. (a diversified, privately held industrial concern).

  We took advantage of the strong market conditions to liquidate several of our holdings at substantial premiums to par. Among these were the bonds from ON Semiconductor Corporation, IESI Corp., MTR Gaming Group and William Lyon Homes. We also liquidated distressed positions in Polysindo International Finance, International Wire and Weirton Steel.

  The Fund's industry weightings for the year shifted in several sectors. Our weightings declined significantly in both the metals-other and wireless categories, as a bond of Great Lakes Carbon Corp., a preferred of Nextel Communications, Inc. and a bond of Millicom International Cellular, were all called after dramatic price rebounds. We also pared back our packaging holdings, as we became concerned about a major holding, Consolidated Container Company, which experienced operating difficulties. We trimmed another packaging position, a Tekni-Plex subordinated note, as the bond had a nice rebound during the year and we wanted to make room in the Fund for a senior Tekni-Plex note. We increased our weightings in the chemicals and paper sectors, as several attractively priced new issues came to market.

  Our heaviest overweights relative to the CSFB High Yield Index were in packaging, manufacturing and chemicals. We favored packaging for its stable end markets--food, beverages and household products, such as detergent. Our overweight in manufacturing reflected our expectation of a recovery in the industrial sector. This decision worked well in the fourth quarter. An overweight in the chemicals sector was driven by our expectation of recovery in the industrial economy as well. Importantly, this portion of the Fund also includes a number of bonds of specialty chemical credits, which tend to be more stable. We remain comfortable with these overweights and expect to maintain them in the early part of 2004.

  At December 31, 2003, the Fund's average credit rating was B as measured by Standard & Poor's, and is comparable to that of the Fund's benchmark. The Fund's cash position was approximately 3% at year end. Given the high yield market's strong technical tailwinds, we feel comfortable with our relatively low cash position and the Fund's overall positioning. While the high yield market's return for 2004 is likely to be modest compared to last year, given that so much of the universe is trading over par, we believe it should still be a good year for the high yield asset class relative to other fixed income alternatives.

IN CONCLUSION

  We thank you for your continued investment in High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                              HIGH CURRENT INCOME V.I. FUND+--   CREDIT SUISSE FIRST BOSTON HIGH
                                                                      CLASS I SHARES*                     YIELD INDEX++
                                                              --------------------------------   -------------------------------
12/93                                                                     10000.00                           10000.00
12/94                                                                      9641.00                            9903.00
12/95                                                                     11299.00                           11624.00
12/96                                                                     12573.00                           13068.00
12/97                                                                     13956.00                           14718.00
12/98                                                                     13526.00                           14803.00
12/99                                                                     14331.00                           15289.00
12/00                                                                     13315.00                           14492.00
12/01                                                                     13862.00                           15333.00
12/02                                                                     13669.00                           15809.00
12/03                                                                     17535.00                           20226.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund invests principally in fixed income securities with lower credit quality.
++ This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/03                                       +28.28%
----------------------------------------------------------------------
Five Years Ended 12/31/03                                       +5.33
----------------------------------------------------------------------
Ten Years Ended 12/31/03                                        +5.78
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                               6-MONTH         12-MONTH      STANDARDIZED
AS OF DECEMBER 31, 2003                                      TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
---------------------------------------------------------------------------------------------------------
Class I Shares*                                                 +10.30%         +28.28%           7.19%
---------------------------------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index**                    +9.05          +27.94              --
---------------------------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged market-weighted Index is comprised of 1,637 high yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.4%   B+         B1        $1,600,000      Armor Holdings, Inc., 8.25% due
                                                                   8/15/2013(e)..............................  $  1,712,000
                            B          B2           450,000      DRS Technologies, Inc., 6.875% due
                                                                   11/01/2013(e).............................       462,375
                            B          B3           250,000      Hexcel Corporation, 9.875% due 10/01/2008...       281,875
                            B          B3           400,000      K & F Industries, Inc., 9.625% due
                                                                   12/15/2010................................       448,500
                                                                 L-3 Communications Corporation:
                            BB-        Ba3        1,000,000        6.125% due 7/15/2013......................     1,007,500
                            BB-        Ba3        1,000,000        6.125% due 1/15/2014(e)...................     1,002,500
                            B+         B2         1,550,000      Orbital Sciences Corporation, 9% due
                                                                   7/15/2011.................................     1,685,625
                            B-         B3           400,000      TD Funding Corp., 8.375% due 7/15/2011......       425,500
                            B          B2         1,075,000      Titan Corporation, 8% due 5/15/2011(e)......     1,220,125
                                                                                                               ------------
                                                                                                                  8,246,000
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.4%              BB         B1         2,000,000      American Airlines, 7.80% due 10/01/2006.....     1,807,692
                                                                 Continental Airlines, Inc.:
                            BB-        B2         3,018,861        7.033% due 6/15/2011......................     2,598,152
                            BB+        Ba2          475,469        6.90% due 1/02/2017.......................       398,162
                                                                                                               ------------
                                                                                                                  4,804,006
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.7%            B-         B2           400,000      Advanced Accessory Systems, 10.75% due
                                                                   6/15/2011.................................       440,500
                            B          B3         1,250,000      Asbury Automotive Group Inc., 8% due
                                                                   3/15/2014(e)..............................     1,256,250
                            BB+        Ba2          750,000      AutoNation Inc., 9% due 8/01/2008...........       860,625
                            B+         B1           750,000      Dura Operating Corporation, 8.625% due
                                                                   4/15/2012.................................       798,750
                            BBB        Baa1         575,000      General Motors Corporation, 8.25% due
                                                                   7/15/2023.................................       652,860
                            B-         B3           250,000      Keystone Automotive Operations, Inc., 9.75%
                                                                   due 11/01/2013(e).........................       268,750
                                                                 Metaldyne Corporation:
                            B          Caa1       2,305,000        11% due 6/15/2012.........................     2,120,600
                            B          B3         1,000,000        10% due 11/01/2013(e).....................     1,010,000
                                                                 TRW Automotive Inc.:
                            B+         B1           500,000        9.375% due 2/15/2013......................       571,250
                            B+         B2           500,000        11% due 2/15/2013.........................       588,750
                            CCC+       B2           375,000      Tenneco Automotive Inc., 10.25% due
                                                                   7/15/2013.................................       426,563
                                                                                                               ------------
                                                                                                                  8,994,898
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.4%          B+         Ba3          500,000      Entercom Radio, 7.625% due 3/01/2014........       536,875
                            CCC        B3         1,000,000      Granite Broadcasting Corporation, 9.75% due
                                                                   12/01/2010(e).............................       997,500
                            B-         B3         1,750,000      Nextmedia Operating Inc., 10.75% due
                                                                   7/01/2011.................................     1,986,250
                            B-         B3         1,500,000      Salem Communications Holding Corporation, 9%
                                                                   due 7/01/2011.............................     1,631,250
                            B          B2           750,000      Sinclair Broadcasting Group, 8% due
                                                                   3/15/2012.................................       810,000
                                                                 Young Broadcasting Inc.:
                            B          B2           675,000        8.50% due 12/15/2008......................       725,625
                            CCC+       Caa1       1,275,000        8.75% due 1/15/2014.......................     1,290,938
                                                                                                               ------------
                                                                                                                  7,978,438
---------------------------------------------------------------------------------------------------------------------------
CABLE--                     NR*        Ca         1,000,000      Cable Satisfaction International
INTERNATIONAL--0.4%                                                (Convertible), 12.75% due 3/01/2010(c)....       212,500
                            C          Caa2       1,000,000      NTL Incorporated, 11.20% due 11/15/2007.....     1,010,000
                                                                                                               ------------
                                                                                                                  1,222,500
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--0.9%           CCC-       Caa1      $  409,636      Avalon Cable LLC, 11.875% due 12/01/2008....  $    432,167
                            CCC-       Ca         1,000,000      Charter Communications Holdings, LLC, 10.75%
                                                                   due 10/01/2009............................       917,500
                            CCC-       Caa1       1,500,000      Charter Communications Holdings II, LLC,
                                                                   10.25% due 9/15/2010(e)...................     1,575,000
                                                                                                               ------------
                                                                                                                  2,924,667
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--7.4%             NR*        NR*        2,000,000      Braskem SA, 12.50% due 11/05/2008(e)........     2,080,000
                            B          B2         2,000,000      Ethyl Corporation, 8.875% due 5/01/2010.....     2,140,000
                            CCC+       NR*          900,000      HMP Equity Holdings Corporation, 14.939% due
                                                                   5/15/2008(d)..............................       549,000
                            NR*        B3           750,000      Hanna (M.A.) Company, 6.875% due
                                                                   12/01/2004................................       740,625
                            B-         B3         1,400,000      Huntsman International LLC, 9.875% due
                                                                   3/01/2009.................................     1,533,000
                            B+         B1         1,100,000      IMC Global Inc., 10.875% due 8/01/2013(e)...     1,204,500
                            BB-        B2           500,000      ISP ChemCo., 10.25% due 7/01/2011...........       562,500
                            B          B3           250,000      KRATON Polymers LLC, 8.125% due
                                                                   1/15/2014(e)..............................       260,000
                            B          B2           375,000      Koppers Industries Inc., 9.875% due
                                                                   10/15/2013(e).............................       413,438
                            BB-        Ba3        1,000,000      MacDermid, Inc., 9.125% due 7/15/2011.......     1,120,000
                            BBB-       Ba1        1,500,000      Methanex Corporation, 8.75% due 8/15/2012...     1,672,500
                                                                 Nalco Company(e):
                            B          B2           500,000        7.75% due 11/15/2011......................       535,000
                            B          Caa1         425,000        8.875% due 11/15/2013.....................       450,500
                            NR*        NR*          798,750      Noveon International Inc., 13% due
                                                                   8/31/2011(a)..............................       850,669
                            BB-        B2         2,400,000      Omnova Solutions Inc., 11.25% due
                                                                   6/01/2010.................................     2,664,000
                            BB-        B3         1,250,000      Polyone Corporation, 10.625% due 5/15/2010..     1,250,000
                            CCC+       B2         2,250,000      Rhodia SA, 7.625% due 6/01/2010(e)..........     2,160,000
                            B-         B3         1,250,000      Rockwood Specialties Corporation, 10.625%
                                                                   due 5/15/2011(e)..........................     1,393,750
                            B-         Caa1       1,175,000      Terra Capital Inc., 11.50% due 6/01/2010....     1,227,875
                            B          B3           300,000      United Agri Products, Inc., 8.25% due
                                                                   12/15/2011(e).............................       308,250
                            B+         Ba3        1,475,000      WestLake Chemical Corporation, 8.75% due
                                                                   7/15/2011.................................     1,615,125
                                                                                                               ------------
                                                                                                                 24,730,732
---------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--         B          B2         1,325,000      Armkel LLC/Armkel Finance, 9.50% due
1.3%                                                               8/15/2009.................................     1,454,187
                            B          B3           325,000      Hines Nurseries, Inc., 10.25% due
                                                                   10/01/2011(e).............................       354,250
                            B-         B3           350,000      Rayovac Corporation, 8.50% due 10/01/2013...       371,000
                            B-         Caa1         325,000      Simmons Company, 7.875% due 1/15/2014.......       326,625
                            B-         B3           900,000      Tempur-Pedic, 10.25% due 8/15/2010(e).......     1,003,500
                            B-         B3           750,000      United Industries Corporation, 9.875% due
                                                                   4/01/2009.................................       785,625
                                                                                                               ------------
                                                                                                                  4,295,187
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--5.1%                                          Dex Media East LLC:
                            B          B2           400,000       9.875% due 11/15/2009......................       458,000
                            B          B3           500,000       12.125% due 11/15/2012.....................       615,000
                            B          Caa1         700,000      Dex Media, Inc., 8% due 11/15/2013(e).......       735,000
                                                                 Dex Media West LLC(e):
                            B          B2         2,800,000       8.50% due 8/15/2010........................     3,118,500
                            B          B3         1,525,000       9.875% due 8/15/2013.......................     1,772,812
                                                                 Houghton Mifflin Company:
                            B          B2         2,100,000       8.25% due 2/01/2011........................     2,247,000
                            B          B3           300,000       9.875% due 2/01/2013.......................       330,000
                            B          Ba3          750,000      Lamar Media Corporation, 7.25% due
                                                                   1/01/2013.................................       806,250
                            BBB-       Baa3       1,000,000      Liberty Media Corporation (Convertible),
                                                                   0.75% due 3/30/2023.......................     1,180,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA           B          B2        $  575,000      PEI Holdings Inc., 11% due 3/15/2010........  $    667,000
(CONCLUDED)
                            B          B3         2,000,000      Primedia, Inc., 7.625% due 4/01/2008........     2,020,000
                            B+         B2           550,000      R.H. Donnelley Financial Corporation I,
                                                                   10.875% due 12/15/2012(e).................       652,438
                            BB         B1         1,100,000      Vivendi Universal SA, 9.25% due 4/15/2010...     1,303,500
                            B+         B2           971,000      Yell Finance BV, 10.75% due 8/01/2011.......     1,136,070
                                                                                                               ------------
                                                                                                                 17,041,570
---------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &       B          B2         1,000,000      Denbury Resources Inc., 7.50% due
PRODUCTION--3.9%                                                   4/01/2013.................................     1,045,000
                            B          B2         2,000,000      El Paso Production Holdings, 7.75% due
                                                                   6/01/2013(e)..............................     1,970,000
                            CCC-       Caa3       4,000,000      Energy Corp. of America, 9.50% due
                                                                   5/15/2007.................................     3,200,000
                            B          NR*        1,500,000      Plains Exploration & Production Company,
                                                                   8.75% due 7/01/2012.......................     1,648,125
                            BB-        Ba3          250,000      Tom Brown Inc., 7.25% due 9/15/2013.........       264,375
                                                                 Tri-Union Development Corporation(c):
                            D          NR*        1,701,000       12.50% due 6/01/2006.......................     1,275,750
                            D          Caa2         125,000       12.50% due 6/01/2006(e)....................        93,750
                            BB+        Ba2        3,000,000      Western Oil Sands Inc., 8.375% due
                                                                   5/01/2012.................................     3,416,250
                                                                                                               ------------
                                                                                                                 12,913,250
---------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--5.3%         BB-        B2         2,400,000      AmeriGas/Eagle Financial, 8.875% due
                                                                   5/20/2011.................................     2,640,000
                            BB         Ba3        1,000,000      CITGO Petroleum Corporation, 11.375% due
                                                                   2/01/2011.................................     1,160,000
                            BB-        B1           735,000      El Paso Energy Partners, 8.50% due
                                                                   6/01/2011.................................       826,875
                            B          B2           650,000      Ferrellgas Partners LP, 8.75% due
                                                                   6/15/2012.................................       715,000
                            B-         B3         1,000,000      Giant Industries, Inc., 11% due 5/15/2012...     1,080,000
                            CCC        B3         3,150,000      Ocean Rig Norway AS, 10.25% due 6/01/2008...     2,961,000
                            NR*        Ba2        2,000,000      Petrobras International Finance Company,
                                                                   8.375% due 12/10/2018.....................     2,055,000
                            BB-        B1         2,000,000      SESI, LLC, 8.875% due 5/15/2011.............     2,180,000
                            B          B1           325,000      Southern Natural Gas, 8.875% due 3/15/2010..       365,625
                                                                 Star Gas Partners, LP:
                            NR*        NR*          692,308        8.04% due 9/15/2009(e)....................       695,769
                            B          B3         1,250,000        10.25% due 2/15/2013......................     1,362,500
                            B          B1           250,000      Suburban Propane Partners, LP, 6.875% due
                                                                   12/15/2013(e).............................       252,500
                            CCC        Caa1       1,850,000      Trico Marine Services, 8.875% due
                                                                   5/15/2012.................................     1,350,500
                                                                                                               ------------
                                                                                                                 17,644,769
---------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.1%           B          Ba3          450,000      Couche-Tard US, LP/Couche-Tard Finance
                                                                   Corp., 7.50% due 12/15/2013(e)............       471,375
---------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.5%        B          B3           950,000      American Seafood Group LLC, 10.125% due
                                                                   4/15/2010.................................     1,134,062
                            NR*        NR*          313,971      Archibald Candy Corporation, 10% due
                                                                   11/01/2007................................       119,309
                                                                 Commonwealth Brands, Inc.(e):
                            NR*        NR*        1,300,000        9.75% due 4/15/2008.......................     1,430,000
                            NR*        NR*        2,000,000        10.625% due 9/01/2008.....................     2,200,000
                            B          B2           975,000      Del Monte Corporation, 8.625% due
                                                                   12/15/2012................................     1,067,625
                            CCC        B2           950,000      Doane Pet Care Company, 10.75% due
                                                                   3/01/2010.................................       983,250
                            BB-        B2           425,000      Dole Foods Company, 8.875% due 3/15/2011....       466,437

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO              B-         B3        $  375,000      Domino's Inc., 8.25% due 7/01/2011(e).......  $    401,719
(CONCLUDED)
                            B-         B3         1,375,000      Merisant Company, 9.50% due 7/15/2013(e)....     1,464,375
                            NR*        NR*        1,000,000      New World Pasta Company, 9.25% due
                                                                   2/15/2009(c)..............................       260,000
                            BB         Ba2        1,000,000      Smithfield Foods Inc., 8% due 10/15/2009....     1,055,000
                            B-         Caa1       1,725,000      Tabletop Holdings, Inc., 12.25% due
                                                                   5/15/2014(d)(e)...........................       948,750
                                                                                                               ------------
                                                                                                                 11,530,527
---------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS--5.1%       BB+        Ba1        1,000,000      Abitibi-Consolidated Inc., 7.40% due
                                                                   4/01/2018.................................       986,024
                                                                 Ainsworth Lumber Company:
                            B-         B3         2,250,000        12.50% due 7/15/2007(a)...................     2,643,750
                            B-         B3         2,000,000        13.875% due 7/15/2007.....................     2,300,000
                            BB+        Ba1        2,250,000      Bowater Incorporated, 6.50% due 6/15/2013...     2,183,641
                            B+         B2           250,000      Caraustar Industries Inc., 9.875% due
                                                                   4/01/2011.................................       270,000
                            D          NR*        5,000,000      Doman Industries Limited, 9.25% due
                                                                   11/15/2007(c).............................       850,000
                            BB+        Ba2        1,500,000      Georgia-Pacific Corporation, 8.875% due
                                                                   2/01/2010.................................     1,710,000
                            B-         B2           875,000      Graphic Packaging International, 8.50% due
                                                                   8/15/2011(e)..............................       958,125
                            B          B2           500,000      MDP Acquisitions PLC, 9.625% due
                                                                   10/01/2012................................       560,000
                            B+         B3           275,000      Millar Western Forest Products Ltd., 7.75%
                                                                   due 11/15/2013(e).........................       285,313
                            BB+        Ba2        1,200,000      Norampac Inc., 6.75% due 6/01/2013..........     1,251,000
                            BB         Ba2        1,525,000      Norske Skog Canada Ltd., 8.625% due
                                                                   6/15/2011(e)..............................     1,601,250
                            BB         Ba3        1,500,000      Tembec Industries, Inc., 8.625% due
                                                                   6/30/2009.................................     1,545,000
                                                                                                               ------------
                                                                                                                 17,144,103
---------------------------------------------------------------------------------------------------------------------------
GAMING--2.7%                B+         B1         1,625,000      Boyd Gaming Corporation, 8.75% due
                                                                   4/15/2012.................................     1,783,437
                            B          B2           775,000      Majestic Star Casino LLC, 9.50% due
                                                                   10/15/2010(e).............................       794,375
                                                                 Park Place Entertainment Corporation:
                            BB-        Ba2          250,000        7.875% due 3/15/2010......................       276,875
                            BB+        Ba1          800,000        7% due 4/15/2013..........................       854,000
                            CCC+       Caa1       1,600,000      Pinnacle Entertainment, Inc., 8.75% due
                                                                   10/01/2013................................     1,628,000
                            B          B2           200,000      Poster Financial Group Inc., 8.75% due
                                                                   12/01/2011(e).............................       211,500
                            B+         B2           350,000      River Rock Entertainment Authority, 9.75%
                                                                   due 11/01/2011(e).........................       376,250
                            B-         B3         2,000,000      Trump Holdings and Funding, 11.625% due
                                                                   3/15/2010.................................     1,915,000
                            B-         B3         1,000,000      Venetian Casino/LV Sands, 11% due
                                                                   6/15/2010.................................     1,160,000
                                                                                                               ------------
                                                                                                                  8,999,437
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.1%           B          B3           175,000      Alaris Medical Inc., 7.25% due 7/01/2011....       181,125
                            B          B3           275,000      Alpharma Inc., 8.625% due 5/01/2011(e)......       278,437
                            B+         B2           825,000      Fisher Scientific International Inc., 8.125%
                                                                   due 5/01/2012.............................       884,812
                            NR*        NR*          500,000      Ivax Corporation (Convertible), 5.50% due
                                                                   5/15/2007.................................       518,125
                            BB-        B1           750,000      Tenet Healthcare Corporation, 6.375% due
                                                                   12/01/2011................................       720,000
                            B          B3         1,000,000      Triad Hospitals, Inc., 7% due
                                                                   11/15/2013(e).............................     1,007,500
                                                                                                               ------------
                                                                                                                  3,589,999
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
HOUSING--2.2%               B          B2        $  900,000      Building Materials Corporation, 7.75% due
                                                                   7/15/2005.................................  $    920,250
                            BB         Ba1        1,375,000      D.R. Horton, Inc., 7.50% due 12/01/2007.....     1,505,625
                            BB-        Ba3        1,500,000      Forest City Enterprises Inc., 7.625% due
                                                                   6/01/2015.................................     1,591,875
                            B-         B3           250,000      Norcraft Companies, LP, 9% due
                                                                   11/01/2011(e).............................       270,000
                            NR*        NR*        3,000,000      Tapco International Corporation, 12.50% due
                                                                   8/01/2009(e)..............................     3,120,000
                                                                                                               ------------
                                                                                                                  7,407,750
---------------------------------------------------------------------------------------------------------------------------
INFORMATION                 B          B2         1,324,000      DigitalNet Holdings Inc., 9% due
TECHNOLOGY--0.9%                                                   7/15/2010.................................     1,433,230
                            CCC+       Caa2       1,575,000      Viasystems, Inc., 10.50% due 1/15/2011(e)...     1,681,313
                                                                                                               ------------
                                                                                                                  3,114,543
---------------------------------------------------------------------------------------------------------------------------
LEISURE--3.1%               B-         B3           150,000      Bombardier Recreational Products Inc.,
                                                                   8.375% due 12/15/2013(e)..................       156,750
                            B-         B1           959,000      Felcor Lodging LP, 9% due 6/01/2011.........     1,040,515
                            B-         B3           900,000      Gaylord Entertainment Company, 8% due
                                                                   11/15/2013(e).............................       949,500
                            B+         Ba3          872,000      HMH Properties, Inc., 8.45% due 12/01/2008..       909,060
                            B+         Ba3          500,000      Host Marriott, LP, 9.50% due 1/15/2007......       556,250
                            BB+        Ba1          500,000      ITT Corporation (New), 7.75% due
                                                                   11/15/2025................................       502,500
                            B+         B1         2,000,000      Intrawest Corporation, 10.50% due
                                                                   2/01/2010.................................     2,210,000
                            B          B2         1,625,000      John Q. Hammons Hotels, 8.875% due
                                                                   5/15/2012.................................     1,791,562
                            BB-        Ba3        1,000,000      La Quinta Properties, Inc., 8.875% due
                                                                   3/15/2011.................................     1,106,250
                            B-         B2         1,000,000      Universal City Development, 11.75% due
                                                                   4/01/2010(e)..............................     1,170,000
                                                                                                               ------------
                                                                                                                 10,392,387
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.9%         NR*        NR*        1,000,000      AquaChem Inc., 11.25% due 7/01/2008.........       800,000
                            CCC        Caa2       2,500,000      Blount Inc., 13% due 8/01/2009..............     2,693,750
                            BB-        Ba3        3,000,000      Case New Holland Inc., 9.25% due
                                                                   8/01/2011(e)..............................     3,360,000
                            B-         B3         1,000,000      Columbus McKinnon Corporation, 10% due
                                                                   8/01/2010.................................     1,065,000
                            B-         B3         2,650,000      Eagle-Picher, Inc., 9.75% due 9/01/2013(e)..     2,862,000
                            B-         B3         1,500,000      FastenTech Inc., 11.50% due 5/01/2011(e)....     1,621,875
                            B-         B3           250,000      Great Lakes Dredge & Dock Corporation, 7.75%
                                                                   due 12/15/2013(e).........................       257,187
                            B+         B2         1,000,000      JLG Industries, Inc., 8.25% due 5/01/2008...     1,086,250
                            B+         B1           375,000      The Manitowoc Co., Inc., 7.125% due
                                                                   11/01/2013................................       387,656
                            B+         B3           950,000      NMHG Holding Company, 10% due 5/15/2009.....     1,049,750
                            B-         B3           325,000      Rexnord Corporation, 10.125% due
                                                                   12/15/2012................................       355,875
                            BB+        Ba3        2,000,000      SPX Corporation, 7.50% due 1/01/2013........     2,175,000
                            B-         Caa1         575,000      Sensus Metering Systems Inc., 8.625% due
                                                                   12/15/2013(e).............................       590,094
                            B          B3         2,000,000      Terex Corporation, 7.375% due 1/15/2014(e)..     2,045,000
                            BB         Ba2        1,000,000      Westinghouse Air Brake Technologies, 6.875%
                                                                   due 7/31/2013(e)..........................     1,036,250
                            B+         B3         1,750,000      Wolverine Tube, Inc., 10.50% due
                                                                   4/01/2009.................................     1,785,000
                                                                                                               ------------
                                                                                                                 23,170,687
---------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--0.6%          BB         Ba3          750,000      Luscar Coal Ltd., 9.75% due 10/15/2011......       849,375
                            BB         Ba3          900,000      Massey Energy Company, 6.625% due
                                                                   11/15/2010(e).............................       922,500
                            NR*        NR*        1,000,000      Ormet Corporation, 11% due
                                                                   8/15/2008(c)(e)...........................       260,000
                                                                                                               ------------
                                                                                                                  2,031,875
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--8.1%             B+         B2        $1,250,000      Anchor Glass Container, 11% due 2/15/2013...  $  1,450,000
                            B-         B3         1,075,000      Berry Plastics, 10.75% due 7/15/2012........     1,237,594
                            CCC        Caa2       4,000,000      Consolidated Container Company, 10.125% due
                                                                   7/15/2009.................................     2,420,000
                                                                 Crown Euro Holdings SA:
                            B+         B1           875,000        9.50% due 3/01/2011.......................       990,937
                            B          B2           400,000        10.875% due 3/01/2013.....................       470,500
                                                                 Graham Packaging Company:
                            CCC+       Caa1         375,000        8.75% due 1/15/2008.......................       383,437
                            CCC+       Caa2         250,000        10.75% due 1/15/2009......................       258,125
                                                                 Owens-Brockway Glass Container:
                            BB         B1         1,000,000        8.875% due 2/15/2009......................     1,096,250
                            B+         B2           500,000        8.25% due 5/15/2013.......................       536,875
                            B+         B3         2,500,000      Owens-Illinois Inc., 8.10% due 5/15/2007....     2,634,375
                            B+         B3         1,325,000      Plastipak Holdings Inc., 10.75% due
                                                                   9/01/2011.................................     1,474,063
                            B-         Caa1       3,250,000      Pliant Corporation, 13% due 6/01/2010.......     2,973,750
                            B          B2         4,000,000      Portola Packaging Inc., 10.75% due
                                                                   10/01/2005................................     4,010,000
                                                                 Tekni-Plex, Inc.:
                            B-         B3         4,250,000        12.75% due 6/15/2010......................     4,632,500
                            B-         B2           650,000        8.75% due 11/15/2013(e)...................       677,625
                                                                 U.S. Can Corporation:
                            CCC+       B3           650,000        10.875% due 7/15/2010(e)..................       680,063
                            CCC+       Caa1       1,400,000        12.375% due 10/01/2010....................     1,277,500
                                                                                                               ------------
                                                                                                                 27,203,594
---------------------------------------------------------------------------------------------------------------------------
SERVICES--2.9%              B+         Ba2          475,000      Airgas Inc., 9.125% due 10/01/2011..........       533,187
                                                                 Allied Waste North America:
                            BB-        Ba3        1,000,000        8.875% due 4/01/2008......................     1,120,000
                            BB-        Ba3          650,000        7.875% due 4/15/2013......................       703,625
                                                                 Anthony Crane Rental, LP(a)(c):
                            NR*        NR*        1,130,234        12.625% due 2/01/2004.....................        16,954
                            NR*        NR*       10,283,171        16.375% due 2/01/2004.....................         1,028
                            B          B3           675,000      Casella Waste Systems, Inc., 9.75% due
                                                                   2/01/2013.................................       756,000
                            B          B2           875,000      Coinmach Corporation, 9% due 2/01/2010......       949,375
                            B          B1           275,000      Corrections Corporation of America, 7.50%
                                                                   due 5/01/2011.............................       288,750
                            BB-        B2           350,000      Mobile Mini, Inc., 9.50% due 7/01/2013......       385,000
                            BB-        B2           400,000      NationsRent, Inc., 9.50% due 10/15/2010(e)..       430,000
                            C          Ca         1,150,000      Protection One Alarm Monitoring, 8.125% due
                                                                   1/15/2009.................................       793,500
                            B          B3         1,225,000      Synagro Technologies Inc., 9.50% due
                                                                   4/01/2009                                      1,329,125
                            B          B1         2,000,000      Wackenhut Corrections Corporation, 8.25% due
                                                                   7/15/2013.................................     2,120,000
                            B+         B2           400,000      Williams Scotsman, Inc., 10% due 8/15/2008..       438,500
                                                                                                               ------------
                                                                                                                  9,865,044
---------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS--0.7%    NR*        B3         2,500,000      Dow Jones TRAC-X North America High Yield
                                                                   Series 2 March 2009 Trust 3, 8% due
                                                                   3/25/2009(e)..............................     2,609,375
---------------------------------------------------------------------------------------------------------------------------
STEEL--2.2%                 B+         B1         1,600,000      CSN Islands VIII Corp., 9.75% due
                                                                   12/16/2013(e).............................     1,640,000
                            B+         B2         2,250,000      Gerdau Ameristeel Corporation, 10.375% due
                                                                   7/15/2011(e)..............................     2,486,250
                            BB+        Ba3          375,000      IPSCO, Inc., 8.75% due 6/01/2013............       414,375
                            B          B3         1,250,000      UCAR Finance Inc., 10.25% due 2/15/2012.....     1,437,500
                            BB-        B1         1,275,000      United States Steel Corporation, 9.75% due
                                                                   5/15/2010.................................     1,434,375
                                                                                                               ------------
                                                                                                                  7,412,500
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.7%    B-         B3        $  350,000      Cincinnati Bell Inc., 8.375% due
                                                                   1/15/2014(e)..............................  $    376,250
                            BB+        B1           450,000      Eircom Funding plc, 8.25% due 8/15/2013.....       498,375
                            B          B3           475,000      FairPoint Communications, Inc., 11.875% due
                                                                   3/01/2010.................................       553,375
                                                                 Intelsat, Ltd. (e):
                            BBB+       Baa3         250,000        5.25% due 11/01/2008......................       257,266
                            BBB+       Baa3         150,000        6.50% due 11/01/2013......................       156,509
                                                                 Qwest Corporation:
                            B-         Ba3        1,250,000        7.20% due 11/01/2004......................     1,278,125
                            B-         Ba3        1,000,000        6.875% due 9/15/2033......................       950,000
                            NR*        Baa3       1,750,000      Tele Norte Leste Participacoes SA, 8% due
                                                                   12/18/2013(e).............................     1,719,375
                                                                                                               ------------
                                                                                                                  5,789,275
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.7%        NR*        NR*          250,000      American Commercial LLC, 11.25% due
                                                                   1/01/2008(c)..............................        27,500
                            B+         B1           550,000      OMI Corporation, 7.625% due 12/01/2013(e)...       554,813
                            BB+        Ba1        1,500,000      Overseas Shipholding Group, Inc., 8.25% due
                                                                   3/15/2013.................................     1,606,875
                                                                                                               ------------
                                                                                                                  2,189,188
---------------------------------------------------------------------------------------------------------------------------
UTILITY--9.8%                                                    The AES Corporation:
                            B-         B3           566,000        8.75% due 6/15/2008.......................       607,035
                            B-         B3           674,000        9.375% due 9/15/2010......................       747,297
                            B+         B2         2,000,000        8.75% due 5/15/2013(e)....................     2,235,000
                            D          C          4,000,000      AES Drax Energy Ltd., 11.50% due
                                                                   8/30/2010(c)..............................        25,000
                            BB+        Ba1        1,591,340      AES Eastern Energy, 9% due 1/02/2017........     1,760,244
                            B          B1           750,000      ANR Pipeline Company, 7% due 6/01/2025......       763,125
                            NR*        NR*        1,750,000      CIA Saneamento Basico, 10% due
                                                                   7/28/2005(e)..............................     1,863,750
                            BB+        Ba2        5,022,000      Caithness Coso Fund Corp., 9.05% due
                                                                   12/15/2009................................     5,448,870
                                                                 Calpine Corporation:
                            CCC+       Caa1       2,000,000        8.75% due 7/15/2007.......................     1,640,000
                            B          NR*          500,000        8.50% due 7/15/2010(e)....................       487,500
                            BB         Ba1        2,486,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                   12/30/2011................................     2,622,730
                            BB-        Ba2          925,000      MSW Energy Finance Co. II, Inc., 7.375% due
                                                                   9/01/2010(e)..............................       966,625
                            CCC        Caa2       1,050,000      Mission Energy Holdings, 13.50% due
                                                                   7/15/2008.................................     1,029,000
                            B+         B2         1,100,000      NRG Energy, Inc., 8% due 12/15/2013(e)......     1,156,375
                            BB         Ba2        3,000,000      Nevada Power Company, 9% due 8/15/2013(e)...     3,318,750
                            B+         B2           250,000      North American Energy Partners, 8.75% due
                                                                   12/01/2011(e).............................       262,500
                            B+         B1           250,000      Northwest Pipeline Corporation, 8.125% due
                                                                   3/01/2010.................................       277,500
                            BB-        Ba2        2,500,000      SEMCO Energy, Inc., 7.75% due
                                                                   5/15/2013(e)..............................     2,628,125
                            B+         B1         3,000,000      Southern Star Central Corporation, 8.50% due
                                                                   8/01/2010(e)..............................     3,315,000
                            B+         B1         1,000,000      Transcontinental Gas Pipeline Corporation,
                                                                   7% due 8/15/2011..........................     1,065,000
                            B+         B3           725,000      The Williams Companies, Inc., 8.625% due
                                                                   6/01/2010.................................       813,813
                                                                                                               ------------
                                                                                                                 33,033,239
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P      MOODY'S       FACE
      INDUSTRY(++)         RATINGS+   RATINGS+     AMOUNT                      CORPORATE BONDS                    VALUE
---------------------------------------------------------------------------------------------------------------------------
WIRELESS--4.3%              CCC        Caa1      $2,300,000      American Tower Corporation, 9.375% due
                                                                   2/01/2009.................................  $  2,449,500
                            CCC        B3           500,000      American Tower Escrow, 14.887% due
                                                                   8/01/2008(d)..............................       345,000
                            CCC        B3         1,350,000      American Towers, Inc., 7.25% due
                                                                   12/01/2011(e).............................     1,373,625
                            CCC        Caa1         875,000      Centennial Communications Corp., 10.125% due
                                                                   6/15/2013.................................       960,312
                            B-         B3         2,500,000      Millicom International Cellular SA, 10% due
                                                                   12/01/2013(e).............................     2,637,500
                            NR*        NR*        2,260,261      NII Holdings Inc., 13% due
                                                                   11/01/2009(d)(e)..........................     2,305,466
                            B+         B2           900,000      Nextel Communications, Inc., 7.375% due
                                                                   8/01/2015.................................       967,500
                            CC         Caa2         875,000      SBA Communications Corporation, 10.25% due
                                                                   2/01/2009.................................       859,688
                            NR*        NR*          475,000      SBA Telecommunications Inc./SBA
                                                                   Communications Corp., 9.75% due
                                                                   12/15/2011(d)(e)..........................       334,875
                            CCC+       B3           675,000      SpectraSite, Inc., 8.25% due 5/15/2010......       720,563
                            CCC        Caa1       1,525,000      Western Wireless Corporation, 9.25% due
                                                                   7/15/2013.................................     1,608,875
                                                                                                               ------------
                                                                                                                 14,562,904
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                 (COST--$305,213,627)--89.8%                    301,313,819
---------------------------------------------------------------------------------------------------------------------------
                                                   SHARES
                                                    HELD                       PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                               49      NTL Europe, Inc.............................           392
---------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--2.2%                                    70,051      CSC Holdings Inc. (Non-Convertible) (Series
                                                                   A)(a).....................................     7,355,355
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%..                                1      Intermedia Communications Inc.
                                                                   (Convertible)(a)(c).......................            34
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                 (COST--$4,774,967)--2.2%                         7,355,781
---------------------------------------------------------------------------------------------------------------------------
                                                                   COMMON STOCKS AND OTHER EQUITY INTEREST
---------------------------------------------------------------------------------------------------------------------------
AIRLINES-0.7%                                     7,560,480      US Airways (Certificate of Beneficial
                                                                   Interest Trust)...........................     2,268,144
---------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.7%                           19,252      NTL Europe, Inc.(c).........................           193
                                                     30,167      NTL Incorporated(c).........................     2,104,148
                                                     24,865      UnitedGlobalCom Inc. (Class A)(c)...........       210,855
                                                                                                               ------------
                                                                                                                  2,315,196
---------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.0%                              12,061      WKI Holding Co. Inc.(c).....................       120,610
---------------------------------------------------------------------------------------------------------------------------
ENERGY-EXPLORATION & PRODUCTION--0.1%                27,435      Southwest Royalties Inc.(c).................       347,333
                                                      1,180      Tri-Union Development Corporation(c)........             0
                                                      2,000      Tribo Petroleum Corporation (Class A)(c)....            20
                                                                                                               ------------
                                                                                                                    347,353
---------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.0%                                  1,624      Archibald Candy Corporation(c)..............            16
---------------------------------------------------------------------------------------------------------------------------
INFORMATION                                          34,088      Dictaphone Corporation(c)...................       272,704
TECHNOLOGY--0.1%
                                                  3,000,000      Dictaphone Corporation Litigation Trust
                                                                   (Units)(c)................................            30
                                                                                                               ------------
                                                                                                                    272,734
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                       3,500,000      LTC Wheeling-Pittsburgh Corporation(c)......            35
                                                         68      Wheeling-Pittsburgh Corporation(c)..........         1,659
                                                                                                               ------------
                                                                                                                      1,694
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN COMMON STOCKS
                                                                 AND OTHER EQUITY INTEREST
                                                                 (COST--$14,881,562)--1.6%...................     5,325,747
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

                                                   SHARES
       INDUSTRY++                                   HELD                         WARRANTS(B)                      VALUE
---------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.1%                       $   22,461      NTL Incorporated............................  $    218,995
---------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.0%                         30,773      Dictaphone Corporation......................         7,693
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                                       4,000      Pliant Corporation..........................            40
---------------------------------------------------------------------------------------------------------------------------
WIRELESS--0.0%                                          500      American Tower Corporation..................        62,500
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN WARRANTS
                                                                 (COST--$119,963)--0.1%                             289,228
---------------------------------------------------------------------------------------------------------------------------
                             S&P      MOODY'S       FACE
                           RATINGS+   RATINGS+     AMOUNT                      TRUST PREFERRED                    VALUE
---------------------------------------------------------------------------------------------------------------------------
STEEL--1.0%                 BB-        B1        $3,000,000      United States Steel LLC, 2.50% due
                                                                   12/31/2031................................     3,370,800
---------------------------------------------------------------------------------------------------------------------------
UTILITY--0.2%               BB+        Baa3         750,000      Citizens Utilities Trust, 5% due
                                                                   1/15/2036.................................       763,744
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN TRUST PREFERRED
                                                                 (COST--$3,565,050)--1.2%                         4,134,544
---------------------------------------------------------------------------------------------------------------------------
                                                 BENEFICIAL
                                                  INTEREST                  SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
                                                 $9,834,124      Merrill Lynch Liquidity Series, LLC Cash
                                                                   Sweep Series I(f).........................     9,834,124
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                                 (COST--$9,834,124)--2.9%....................     9,834,124
---------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL INVESTMENTS
                                                                 (COST--$338,389,293)--97.8%.................   328,253,243
                                                                 OTHER ASSETS LESS LIABILITIES--2.2%.........     7,374,100
                                                                                                               ------------
                                                                 NET ASSETS--100.0%..........................  $335,627,343
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

*    Not Rated.
+    Ratings of issues shown are unaudited.
(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)  Non-income producing security.
(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------
                                                                  NET         INTEREST
AFFILIATE                                                       ACTIVITY       INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $  9,834,124    $ 24,822
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(15,966,713)   $218,810
--------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$338,389,293).......                  $ 328,253,243
Cash........................................................                         63,832
Receivables:
  Interest..................................................  $   6,647,233
  Securities sold...........................................        224,717
  Dividends.................................................        119,542
  Capital shares sold.......................................         60,721       7,052,213
                                                              -------------
Prepaid expenses and other assets...........................                        314,143
                                                                              -------------
Total assets................................................                    335,683,431
                                                                              -------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................         21,565
  Other affiliates..........................................          3,120
  Capital shares redeemed...................................          2,925          27,610
                                                              -------------
Accrued expenses and other liabilities......................                         28,478
                                                                              -------------
Total liabilities...........................................                         56,088
                                                                              -------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 335,627,343
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
shares authorized+..........................................                  $   4,272,343
Paid-in capital in excess of par............................                    526,766,629
Undistributed investment income--net........................  $   2,613,205
Accumulated realized capital losses on investments--net.....   (187,888,784)
Unrealized depreciation on investments--net.................    (10,136,050)
                                                              -------------
Total accumulated losses--net...............................                   (195,411,629)
                                                                              -------------
NET ASSETS..................................................                  $ 335,627,343
                                                                              =============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $335,627,343 and 42,723,432
shares outstanding..........................................                  $        7.86
                                                                              =============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and
  100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                $ 26,168,708
Other income................................................                     596,529
                                                                            ------------
Total income................................................                  26,765,237
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,460,632
Accounting services.........................................     104,155
Professional fees...........................................      47,813
Printing and shareholder reports............................      28,149
Custodian fees..............................................      23,914
Pricing services............................................      23,846
Directors' fees and expenses................................      19,602
Transfer agent fees.........................................       5,001
Other.......................................................      12,945
                                                              ----------
Total expenses..............................................                   1,726,057
                                                                            ------------
Investment income--net......................................                  25,039,180
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (41,774,608)
Change in unrealized depreciation on investments--net.......                  92,491,424
                                                                            ------------
Total realized and unrealized gain on investments--net......                  50,716,816
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 75,755,996
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2003            2002
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 25,039,180    $ 31,512,999
Realized loss on investments--net...........................     (41,774,608)    (71,478,950)
Change in unrealized depreciation on investments--net.......      92,491,424      30,512,074
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................      75,755,996      (9,453,877)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class I shareholders from investment
  income--net...............................................     (26,525,847)    (33,490,518)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      11,862,955     (47,244,664)
                                                                ------------    ------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      61,093,104     (90,189,059)
Beginning of year...........................................     274,534,239     364,723,298
                                                                ------------    ------------
End of year*................................................    $335,627,343    $274,534,239
                                                                ============    ============
--------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,613,205    $  3,677,348
                                                                ============    ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.                                                                        CLASS I**
                                                          ------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   6.69     $   7.53     $   8.06     $   9.59     $  10.11
                                                          --------     --------     --------     --------     --------
Investment income--net*...............................         .60          .68          .88          .96         1.00
Realized and unrealized gain(loss) on
  investments--net....................................        1.20         (.80)        (.55)       (1.59)        (.43)
                                                          --------     --------     --------     --------     --------
Total from investment operations......................        1.80         (.12)         .33         (.63)         .57
                                                          --------     --------     --------     --------     --------
Less dividends:
  Investment income--net..............................        (.63)        (.72)        (.86)        (.90)       (1.09)
  In excess of investment income--net.................          --           --           --           --           --++
                                                          --------     --------     --------     --------     --------
Total dividends.......................................        (.63)        (.72)        (.86)        (.90)       (1.09)
                                                          --------     --------     --------     --------     --------
Net asset value, end of year..........................    $   7.86     $   6.69     $   7.53     $   8.06     $   9.59
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:+
Based on net asset value per share....................      28.28%       (1.39%)       4.01%       (7.09%)       5.95%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .56%         .57%         .58%         .54%         .52%
                                                          ========     ========     ========     ========     ========
Investment income--net................................       8.15%        9.75%       10.82%       10.72%       10.10%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $335,627     $274,534     $364,723     $404,344     $498,392
                                                          ========     ========     ========     ========     ========
Portfolio turnover....................................      78.45%       51.73%       32.01%       28.63%       23.14%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.
** Effective September 2, 2003, Class A Shares were redesignated Class I Shares. + Total investment returns exclude insurance-related fees and expenses.
++ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. High Current Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be

--------------------------------------------------------------------------------

valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (e) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $525 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $421,999 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Core Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and ..40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2003, the aggregate average daily net assets of the Fund and Core Bond Fund was approximately $999,369,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is

--------------------------------------------------------------------------------

no increase in the aggregate fees paid by the Fund for these services.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the year ended December 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $165 in commissions on the execution of portfolio security transactions.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors. Inc. ("FAMD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $6,712 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $237,642,130 and $220,863,615, respectively.

  Net realized losses for the year ended December 31, 2003 and net unrealized losses as of December 31, 2003 were as follows:

-----------------------------------------------------------------
                                       Realized       Unrealized
                                        Losses          Losses
-----------------------------------------------------------------
Long-term investments..............  $(41,774,608)   $(10,136,050)
                                     ------------    ------------

Total..............................  $(41,774,608)   $(10,136,050)
                                     ============    ============
-----------------------------------------------------------------

  At December 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $10,006,303, of which $25,196,783 related to appreciated securities and $35,203,086 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $338,259,546.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                       Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,278,573    $ 16,619,777

Shares issued to shareholders in
 reinvestment of dividends...........   3,698,384      26,525,847
                                       ----------    ------------

Total issued.........................   5,976,957      43,145,624

Shares redeemed......................  (4,300,468)    (31,282,669)
                                       ----------    ------------

Net increase.........................   1,676,489    $ 11,862,955
                                       ==========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                       Shares         Amount
-----------------------------------------------------------------
Shares sold..........................    1,746,518   $ 12,305,847

Shares issued to shareholders in
 reinvestment of dividends...........    4,806,450     33,490,518
                                       -----------   ------------

Total issued.........................    6,552,968     45,796,365

Shares redeemed......................  (13,922,404)   (93,041,029)
                                       -----------   ------------

Net decrease.........................   (7,369,436)  $(47,244,664)
                                       ===========   ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.053185 per share on January 2, 2004 to shareholders of record on December 30, 2003.

--------------------------------------------------------------------------------

  The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                       12/31/2003     12/31/2002
-----------------------------------------------------------------
Distributions paid from:

 Ordinary income.....................  $26,525,847    $33,490,518
                                       -----------    -----------

Total taxable distributions..........  $26,525,847    $33,490,518
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------

Undistributed ordinary income--net................  $   2,721,312

Undistributed long-term capital gains--net........             --
                                                    -------------

Total undistributed earnings--net.................      2,721,312

Capital loss carryforward.........................   (179,662,227)*

Unrealized losses--net............................    (18,470,714)**
                                                    -------------

Total accumulated losses--net.....................  $(195,411,629)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $179,662,227, of which $3,029,074 expires in 2006; $9,712,654 expires in
   2007; $23,145,308 expires in 2008; $35,064,410 expires in 2009; $63,839,053 expires in 2010; and $44,871,728 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, other book/tax basis adjustments, book/tax difference in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HIGH CURRENT INCOME V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

INVESTMENT ENVIRONMENT

  The year 2003 marked the end of the longest and deepest equity bear market since the Great Depression. Punctuated by better-than-expected corporate earnings due to dramatic productivity and modest revenue growth, the equity market recorded returns greater than most had anticipated. Despite an initial setback related to the start of war in Iraq, the stock market quickly gained steam and never had more than a 5% pullback through December 31, 2003. As is common after a major bear market, the best performers during the upturn were low-quality, high-beta and small-capitalization issues as well as those with earnings losses and low prices.

FISCAL YEAR IN REVIEW

  The Fund was able to meet its objective of closely replicating the returns of the Standard & Poor's (S&P) 500 Index for the year, while equity markets in general enjoyed a dramatic rebound. For the 12-month period ended December 31, 2003, the Fund's Class I Shares had a total return of +28.14%. For the same period, the Fund's unmanaged benchmark, the S&P 500 Index, returned +28.68%.

  The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. As U.S. stocks and the S&P 500 Index rallied during this particular 12-month period, the Fund benefited in kind.

  Over the course of the year, as the composition of the S&P 500 Index changed, the Fund purchased and sold securities to maintain its objective of seeking to replicate the risks and return of the benchmark.

  For the 12 months ended December 31, 2003, the S&P 500 Index closed at 1,111.92, its high for the year, representing an increase of 232.10 points and a price return of +26.38%. The Dow Jones Industrial Average also closed the year at a 12-month high of 10,453.92, up 2,112.29 points for a price return of +25.32%. As technology stocks outperformed the broader market, the Nasdaq closed the year at 2,003.37, up 667.86 points for a price return of +50.01%.

  The value style of investing outperformed growth for the year, with the S&P 500 Barra Value Index having a total return of +31.79% versus the S&P 500 Barra Growth Index, which posted a total return of +25.66%. In terms of sectors, all ten S&P 500 sectors posted price positive returns for the year. The top performer was information technology, up 46.55%, followed by consumer discretionary and materials, with respective returns of +36.08% and +34.77%. Worst performers for the year were telecommunications services, consumer staples and health care, which returned +3.28%, +9.23% and +13.31%, respectively.

LOOKING AHEAD

  Favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations spurred the equity bull market that we witnessed during the past fiscal year. As we ended the period, the momentum from falling interest rates and excess liquidity was beginning to pass. Higher confidence regarding the sustainability of economic growth, along with waning deflation fears and a declining dollar, are likely to cause interest rates to rise.

  At the same time, economic growth, which long had been carried by the U.S. consumer, was broadening to the rest of the U.S. economy and the world. Capital spending has decisively turned from modest to more robust, job growth has begun and export markets are awakening. We believe corporate earnings growth is key for the equity bull market to continue and the benchmark S&P 500 Index to maintain its positive bent. With all of this in mind, we expect the portfolio to continue to meet its objective of tracking the performance of the index.

IN CONCLUSION

  We thank you for your continued investment in Index 500 V.I. Fund of Merrill Lynch Variable

--------------------------------------------------------------------------------

Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Richard J. Vella
Richard J. Vella
Vice President and Senior Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                               INDEX 500 V.I. FUND+--CLASS I
                                                                          SHARES*                 STANDARD & POOR'S 500 INDEX++
                                                               -----------------------------      -----------------------------
12/13/96**                                                                10000.00                           10000.00
12/96                                                                     10167.00                           10174.00
12/97                                                                     13504.00                           13568.00
12/98                                                                     17323.00                           17446.00
12/99                                                                     20875.00                           21117.00
12/00                                                                     18917.00                           19194.00
12/01                                                                     16595.00                           16913.00
12/02                                                                     12877.00                           13175.00
12/03                                                                     16500.00                           16954.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund is required to invest at least 80% of its net assets in the common stocks in the S&P 500 Index and in derivative instruments linked to the S&P 500.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/03                                        +28.14%
----------------------------------------------------------------------
Five Years Ended 12/31/03                                      - 0.97
----------------------------------------------------------------------
Inception (12/13/96) through 12/31/03                          + 7.36
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +14.85%        +28.14%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                    +15.14         +28.68
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.8%           4,463      The B.F. Goodrich Company..............................    $    132,506
                                   35,128      The Boeing Company.....................................       1,480,294
                                    9,164      General Dynamics Corporation...........................         828,334
                                   35,663      Honeywell International Inc. ..........................       1,192,214
                                   20,233      Lockheed Martin Corporation............................       1,039,976
                                    8,220      Northrop Grumman Corporation...........................         785,832
                                   18,346      Raytheon Company.......................................         551,114
                                    7,983      Rockwell Collins, Inc. ................................         239,729
                                   20,882      United Technologies Corporation........................       1,978,987
                                                                                                          ------------
                                                                                                             8,228,986
----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                      12,855      FedEx Corp. ...........................................         867,713
  LOGISTICS--1.0%
                                    2,684      Ryder System, Inc. ....................................          91,659
                                   49,200      United Parcel Service, Inc. (Class B)..................       3,667,860
                                                                                                          ------------
                                                                                                             4,627,232
----------------------------------------------------------------------------------------------------------------------
AIRLINES--0.1%                      5,399      Delta Air Lines, Inc. .................................          63,762
                                   31,675      Southwest Airlines Co. ................................         511,235
                                                                                                          ------------
                                                                                                               574,997
----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%               3,206      Cooper Tire & Rubber Company...........................          68,544
                                    6,498      Dana Corporation.......................................         119,238
                                   24,585      Delphi Automotive Systems Corporation..................         251,013
                                    5,034      +The Goodyear Tire & Rubber Company....................          39,567
                                    3,823      Johnson Controls, Inc. ................................         443,927
                                    5,774      Visteon Corporation....................................          60,107
                                                                                                          ------------
                                                                                                               982,396
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.7%                  80,371      Ford Motor Company.....................................       1,285,936
                                   25,083      General Motors Corporation.............................       1,339,432
                                   13,852      Harley-Davidson, Inc. .................................         658,386
                                                                                                          ------------
                                                                                                             3,283,754
----------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.6%                       741      Adolph Coors Company (Class B).........................          41,570
                                   36,031      Anheuser-Busch Companies, Inc. ........................       1,898,113
                                    3,109      Brown-Forman Corporation (Class B).....................         290,536
                                  106,896      The Coca-Cola Company..................................       5,424,972
                                   18,937      Coca-Cola Enterprises Inc. ............................         414,152
                                   11,104      The Pepsi Bottling Group, Inc. ........................         268,495
                                   75,439      PepsiCo, Inc. .........................................       3,516,966
                                                                                                          ------------
                                                                                                            11,854,804
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.2%                55,723      +Amgen Inc. ...........................................       3,443,681
                                   15,326      +Biogen Idec Inc. .....................................         563,690
                                    7,021      +Chiron Corporation....................................         400,127
                                    9,800      +Genzyme Corporation...................................         483,532
                                   11,458      +MedImmune, Inc. ......................................         291,033
                                                                                                          ------------
                                                                                                             5,182,063
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%             2,900      +American Standard Companies, Inc. ....................         292,030
                                   20,151      Masco Corporation......................................         552,339
                                                                                                          ------------
                                                                                                               844,369
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--3.6%              31,632      The Bank of New York Company, Inc. ....................       1,047,652
                                    4,953      The Bear Stearns Companies Inc. .......................         395,992
                                   53,765      The Charles Schwab Corporation.........................         636,578
                                    4,800      Federated Investors, Inc. (Class B)....................         140,928
                                   21,000      The Goldman Sachs Group, Inc. .........................       2,073,330
                                   11,122      Franklin Resources, Inc. ..............................         579,011
                                   89,291      J.P. Morgan Chase & Co. ...............................       3,279,658
                                    9,611      Janus Capital Group Inc. ..............................         157,717
                                   12,700      Lehman Brothers Holdings, Inc. ........................         980,694
                                   20,311      Mellon Financial Corporation...........................         652,186

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                    35,879      Merrill Lynch & Co., Inc.(a) ..........................    $  2,104,303
(CONCLUDED)
                                   46,963      Morgan Stanley.........................................       2,717,749
                                   10,801      Northern Trust Corporation.............................         501,382
                                   15,593      State Street Corporation...............................         812,083
                                    5,393      T. Rowe Price Group Inc. ..............................         255,682
                                                                                                          ------------
                                                                                                            16,334,945
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.5%                     8,989      Air Products and Chemicals, Inc. ......................         474,889
                                   38,736      The Dow Chemical Company...............................       1,610,256
                                   43,896      E.I. du Pont de Nemours and Company....................       2,014,387
                                    3,358      Eastman Chemical Company...............................         132,742
                                   11,276      Ecolab Inc. ...........................................         308,624
                                    5,730      Engelhard Corporation..................................         171,614
                                    2,211      Great Lakes Chemical Corporation.......................          60,117
                                    4,776      +Hercules Incorporated.................................          58,267
                                    4,199      International Flavors & Fragrances Inc. ...............         146,629
                                   10,667      Monsanto Company.......................................         306,996
                                    6,243      PPG Industries, Inc. ..................................         399,677
                                   14,354      Praxair, Inc. .........................................         548,323
                                    9,588      Rohm and Haas Company..................................         409,503
                                    2,117      Sigma-Aldrich Corporation..............................         121,050
                                                                                                          ------------
                                                                                                             6,763,074
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--6.3%             14,830      AmSouth Bancorporation.................................         363,335
                                   23,396      BB&T Corporation.......................................         904,021
                                   64,839      Bank of America Corporation............................       5,215,001
                                   51,365      Bank One Corporation...................................       2,341,730
                                    9,986      Charter One Financial, Inc. ...........................         345,016
                                    8,626      Comerica Incorporated..................................         483,574
                                   25,719      Fifth Third Bancorp....................................       1,519,993
                                    4,100      First Tennessee National Corporation...................         180,810
                                   43,660      FleetBoston Financial Corporation......................       1,905,759
                                   11,005      Huntington Bancshares Incorporated.....................         247,613
                                   16,203      KeyCorp................................................         475,072
                                    9,200      Marshall & Ilsley Corporation..........................         351,900
                                   24,325      National City Corporation..............................         825,591
                                    5,400      North Fork Bancorporation..............................         218,538
                                   11,964      PNC Bank Corp. ........................................         654,790
                                    8,770      Regions Financial Corporation..........................         326,244
                                   16,438      SouthTrust Corporation.................................         538,016
                                   11,396      SunTrust Banks, Inc. ..................................         814,814
                                   12,710      Synovus Financial Corp. ...............................         367,573
                                   82,604      U.S. Bancorp...........................................       2,459,947
                                    9,012      Union Planters Corporation.............................         283,788
                                   58,622      Wachovia Corporation...................................       2,731,199
                                   73,003      Wells Fargo & Company..................................       4,299,147
                                    3,124      Zions Bancorporation...................................         191,595
                                                                                                          ------------
                                                                                                            28,045,066
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &               8,694      +Allied Waste Industries, Inc. ........................         120,673
SUPPLIES--1.0%
                                    8,100      +Apollo Group, Inc. (Class A)..........................         550,800
                                    4,867      Avery Dennison Corporation.............................         272,649
                                   42,628      +Cendant Corporation...................................         949,326
                                    7,336      Cintas Corporation.....................................         367,754
                                    1,997      Deluxe Corporation.....................................          82,536
                                    6,279      Equifax Inc. ..........................................         153,836
                                    6,581      H&R Block, Inc. .......................................         364,390
                                    6,171      +Monster Worldwide Inc. ...............................         135,515
                                   10,315      Pitney Bowes Inc. .....................................         418,995

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &               5,144      R.R. Donnelley & Sons Company..........................    $    155,092
SUPPLIES
(CONCLUDED)

                                    7,686      +Robert Half International Inc. .......................         179,391
                                   24,310      Waste Management, Inc. ................................         719,576
                                                                                                          ------------
                                                                                                             4,470,533
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                     34,249      +ADC Telecommunications, Inc. .........................         101,719
EQUIPMENT--2.8%
                                    3,625      +Andrew Corporation....................................          41,724
                                   12,413      +Avaya Inc. ...........................................         160,624
                                   11,903      +CIENA Corporation.....................................          79,036
                                  297,715      +Cisco Systems, Inc. ..................................       7,231,497
                                    9,376      +Comverse Technology, Inc. ............................         164,924
                                   54,358      +Corning Incorporated..................................         566,954
                                   66,377      +JDS Uniphase Corporation..............................         242,276
                                  179,542      +Lucent Technologies Inc. .............................         509,899
                                   96,436      Motorola, Inc. ........................................       1,356,855
                                    4,543      +QLogic Corporation....................................         234,419
                                   33,484      QUALCOMM Incorporated..................................       1,805,792
                                    5,680      Scientific-Atlanta, Inc. ..............................         155,064
                                   14,333      +Tellabs, Inc. ........................................         120,827
                                                                                                          ------------
                                                                                                            12,771,610
----------------------------------------------------------------------------------------------------------------------
COMPUTERS &                        13,395      +Apple Computer, Inc. .................................         286,251
PERIPHERALS--3.8%
                                  111,176      +Dell Inc. ............................................       3,775,537
                                  102,204      +EMC Corporation.......................................       1,320,476
                                   14,179      +Gateway Inc. .........................................          65,223
                                  131,643      Hewlett-Packard Company................................       3,023,840
                                   74,634      International Business Machines Corporation............       6,917,079
                                    5,807      +Lexmark International Group, Inc. (Class A)...........         456,662
                                    4,270      +NCR Corporation.......................................         165,676
                                   11,665      +Network Appliance, Inc. ..............................         239,482
                                  143,012      +Sun Microsystems, Inc. ...............................         642,124
                                                                                                          ------------
                                                                                                            16,892,350
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &                      3,474      Fluor Corporation......................................         137,709
ENGINEERING--0.0%
----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%        4,450      Vulcan Materials Company...............................         211,687
----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.3%             56,678      American Express Company...............................       2,733,580
                                   10,232      Capital One Financial Corporation......................         627,119
                                   56,239      MBNA Corporation.......................................       1,397,539
                                   12,579      +Providian Financial Corporation.......................         146,420
                                   20,823      SLM Corporation........................................         784,611
                                                                                                          ------------
                                                                                                             5,689,269
----------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.2%        2,418      Ball Corporation.......................................         144,040
                                    2,378      Bemis Company, Inc. ...................................         118,900
                                    6,967      +Pactiv Corporation....................................         166,511
                                    2,660      +Sealed Air Corporation................................         144,012
                                    1,554      Temple-Inland, Inc. ...................................          97,389
                                                                                                          ------------
                                                                                                               670,852
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS--0.1%                  7,538      Genuine Parts Company..................................         250,262
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL             221,651      Citigroup Inc. ........................................      10,758,939
SERVICES--2.6%
                                    6,502      Moody's Corporation....................................         393,696
                                   13,000      The Principal Financial Group, Inc. ...................         429,910
                                                                                                          ------------
                                                                                                            11,582,545
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        12,687      ALLTEL Corporation.....................................         590,960
TELECOMMUNICATION
SERVICES--2.8%

                                   34,479      AT&T Corporation.......................................         699,924
                                   80,225      BellSouth Corporation..................................       2,270,367
                                    6,202      CenturyTel, Inc. ......................................         202,309
                                   12,503      +Citizens Communications Company.......................         155,287
                                   62,996      +Qwest Communications International Inc. ..............         272,143

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       143,184      SBC Communications Inc. ...............................    $  3,732,807
TELECOMMUNICATIONS SERVICES
(CONCLUDED)

                                   36,534      Sprint Corporation.....................................         599,888
                                  118,018      Verizon Communications.................................       4,140,071
                                                                                                          ------------
                                                                                                            12,663,756
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.0%            3,922      +Allegheny Energy, Inc. ...............................          50,045
                                    5,997      Ameren Corporation.....................................         275,862
                                   18,318      American Electric Power Company, Inc. .................         558,882
                                    3,554      +CMS Energy Corporation................................          30,280
                                   12,683      CenterPoint Energy, Inc. ..............................         122,898
                                    6,973      Cinergy Corp...........................................         270,622
                                    8,158      Consolidated Edison, Inc. .............................         350,876
                                    7,523      DTE Energy Company.....................................         296,406
                                   13,961      Dominion Resources, Inc. ..............................         891,131
                                   14,096      Edison International...................................         309,125
                                   10,372      Entergy Corporation....................................         592,552
                                   14,139      Exelon Corporation.....................................         938,264
                                    8,607      FPL Group, Inc. .......................................         563,070
                                   15,288      FirstEnergy Corp. .....................................         538,138
                                   16,981      +PG&E Corporation......................................         471,562
                                    6,379      PPL Corporation........................................         279,081
                                    3,724      Pinnacle West Capital Corporation......................         149,034
                                    9,529      Progress Energy, Inc. .................................         431,283
                                   29,318      The Southern Company...................................         886,870
                                    9,815      TECO Energy, Inc. .....................................         141,434
                                   15,158      TXU Corporation........................................         359,548
                                   13,884      Xcel Energy, Inc. .....................................         235,750
                                                                                                          ------------
                                                                                                             8,742,713
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%          6,276      American Power Conversion Corporation..................         153,448
                                    4,615      Cooper Industries, Ltd. (Class A)......................         267,347
                                   17,275      Emerson Electric Co. ..................................       1,118,556
                                    3,461      +Power-One, Inc. ......................................          37,483
                                    7,983      Rockwell International Corporation.....................         284,195
                                    2,565      Thomas & Betts Corporation.............................          58,713
                                                                                                          ------------
                                                                                                             1,919,742
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             19,594      +Agilent Technologies, Inc. ...........................         572,929
INSTRUMENTS--0.5%
                                    8,415      +Jabil Circuit, Inc. ..................................         238,145
                                    7,063      Molex Incorporated.....................................         246,428
                                    4,409      PerkinElmer, Inc. .....................................          75,262
                                   20,209      +Sanmina--SCI Corporation..............................         254,835
                                   35,435      +Solectron Corporation.................................         209,421
                                   11,628      Symbol Technologies, Inc. .............................         196,397
                                    4,131      Tektronix, Inc. .......................................         130,540
                                    7,936      +Thermo Electron Corporation...........................         199,987
                                    6,400      +Waters Corporation....................................         212,224
                                                                                                          ------------
                                                                                                             2,336,168
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                  7,800      +BJ Services Company...................................         280,020
SERVICE--0.8%
                                   14,108      Baker Hughes Incorporated..............................         453,713
                                   20,402      Halliburton Company....................................         530,452
                                    4,746      +Nabors Industries, Ltd. ..............................         196,959
                                    6,787      +Noble Corporation.....................................         242,839
                                    5,435      +Rowan Companies, Inc. ................................         125,929
                                   24,145      Schlumberger Limited...................................       1,321,214
                                   13,911      +Transocean Inc. ......................................         334,003
                                                                                                          ------------
                                                                                                             3,485,129
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.2%                27,682      Archer-Daniels-Midland Company.........................         421,320
                                   16,193      Campbell Soup Company..................................         433,972
                                   25,232      ConAgra, Inc. .........................................         665,872
                                   16,808      General Mills, Inc. ...................................         761,402

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                      13,849      H.J. Heinz Company.....................................    $    504,519
(CONCLUDED)
                                    5,574      Hershey Foods Corporation..............................         429,142
                                   16,389      Kellogg Company........................................         624,093
                                    7,700      McCormick & Company Incorporated.......................         231,770
                                   31,817      Sara Lee Corporation...................................         690,747
                                    8,916      Wm. Wrigley Jr. Company................................         501,168
                                                                                                          ------------
                                                                                                             5,264,005
----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                     17,247      Albertson's, Inc. .....................................         390,645
RETAILING--3.5%
                                   16,257      CVS Corporation........................................         587,203
                                   20,705      +Costco Wholesale Corporation..........................         769,812
                                   29,826      +The Kroger Co. .......................................         552,079
                                    5,792      SUPERVALU Inc. ........................................         165,593
                                   29,671      SYSCO Corporation......................................       1,104,651
                                   17,747      +Safeway Inc. .........................................         388,837
                                  187,216      Wal-Mart Stores, Inc. .................................       9,931,809
                                   43,344      Walgreen Co. ..........................................       1,576,855
                                    6,123      Winn-Dixie Stores, Inc. ...............................          60,924
                                                                                                          ------------
                                                                                                            15,528,408
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.3%                 6,017      KeySpan Corporation....................................         221,426
                                    5,048      Kinder Morgan, Inc. ...................................         298,337
                                    3,329      NICOR, Inc. ...........................................         113,319
                                    9,011      NiSource Inc. .........................................         197,701
                                      985      Peoples Energy Corporation.............................          41,409
                                   10,417      Sempra Energy..........................................         313,135
                                                                                                          ------------
                                                                                                             1,185,327
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &             9,252      Applera Corporation-Applied Biosystems Group...........         191,609
SUPPLIES--2.0%
                                    1,373      Bausch & Lomb Incorporated.............................          71,259
                                   26,958      Baxter International Inc. .............................         822,758
                                    9,988      Becton, Dickinson and Company..........................         410,906
                                   12,125      Biomet, Inc. ..........................................         441,471
                                   33,982      +Boston Scientific Corporation.........................       1,249,178
                                    2,227      C.R. Bard, Inc. .......................................         180,944
                                   13,891      Guidant Corporation....................................         836,238
                                   52,562      Medtronic, Inc. .......................................       2,555,039
                                    2,031      +Millipore Corporation.................................          87,435
                                    7,694      +St. Jude Medical, Inc. ...............................         472,027
                                    7,748      Stryker Corporation....................................         658,657
                                   10,816      +Zimmer Holdings, Inc. ................................         761,446
                                                                                                          ------------
                                                                                                             8,738,967
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             7,143      Aetna Inc. (New Shares)................................         482,724
SERVICES--1.9%
                                    5,235      AmerisourceBergen Corporation..........................         293,945
                                    5,318      +Anthem, Inc. .........................................         398,850
                                    6,863      CIGNA Corporation......................................         394,623
                                   20,037      Cardinal Health, Inc. .................................       1,225,463
                                    3,300      +Express Scripts, Inc. ................................         219,219
                                   22,955      HCA Inc. ..............................................         986,147
                                   10,100      Health Management Associates, Inc. (Class A)...........         242,400
                                    7,457      +Humana Inc. ..........................................         170,392
                                    9,114      IMS Health Incorporated................................         226,574
                                    4,549      Manor Care, Inc. ......................................         157,259
                                   12,007      McKesson HBOC, Inc. ...................................         386,145
                                   11,683      +Medco Health Solutions, Inc. .........................         397,105
                                    4,900      Quest Diagnostics Incorporated.........................         358,239
                                   18,612      +Tenet Healthcare Corporation..........................         298,723
                                   25,298      UnitedHealth Group Incorporated........................       1,471,838
                                    6,784      +WellPoint Health Networks Inc. .......................         657,980
                                                                                                          ------------
                                                                                                             8,367,626
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              28,073      Carnival Corporation...................................    $  1,115,340
LEISURE--1.3%
                                    7,261      Darden Restaurants, Inc. ..............................         152,771
                                    4,055      Harrah's Entertainment, Inc. ..........................         201,817
                                   16,163      Hilton Hotels Corporation..............................         276,872
                                   16,308      International Game Technology..........................         582,196
                                    8,683      Marriott International, Inc. (Class A).................         401,155
                                   56,872      McDonald's Corporation.................................       1,412,132
                                   17,822      +Starbucks Corporation.................................         589,195
                                    9,909      Starwood Hotels & Resorts Worldwide, Inc. .............         356,427
                                    3,119      Wendy's International, Inc. ...........................         122,390
                                   12,442      +YUM! Brands, Inc. ....................................         428,005
                                                                                                          ------------
                                                                                                             5,638,300
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%            2,113      +American Greetings Corporation (Class A)..............          46,211
                                    2,285      The Black & Decker Corporation.........................         112,696
                                    3,186      Centex Corporation.....................................         342,973
                                    5,499      Fortune Brands, Inc. ..................................         393,124
                                    2,689      KB HOME................................................         195,006
                                    8,655      Leggett & Platt, Incorporated..........................         187,208
                                    3,336      Maytag Corporation.....................................          92,908
                                   12,685      Newell Rubbermaid Inc. ................................         288,837
                                    1,821      Pulte Corporation......................................         170,482
                                    2,541      Snap-On Incorporated...................................          81,922
                                    3,741      The Stanley Works......................................         141,672
                                    2,512      Tupperware Corporation.................................          43,558
                                    3,634      Whirlpool Corporation..................................         264,010
                                                                                                          ------------
                                                                                                             2,360,607
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.9%           10,268      The Clorox Company.....................................         498,614
                                   22,485      Colgate-Palmolive Company..............................       1,125,374
                                   21,321      Kimberly-Clark Corporation.............................       1,259,858
                                   55,753      The Procter & Gamble Company...........................       5,568,610
                                                                                                          ------------
                                                                                                             8,452,456
----------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.2%                  26,755      Automatic Data Processing, Inc. .......................       1,059,766
                                    7,108      +Computer Sciences Corporation.........................         314,387
                                   19,108      +Concord EFS, Inc. ....................................         283,563
                                    7,534      +Convergys Corporation.................................         131,544
                                   18,238      Electronic Data Systems Corporation....................         447,561
                                   31,734      First Data Corporation.................................       1,303,950
                                    9,055      +Fiserv, Inc. .........................................         357,763
                                   17,160      Paychex, Inc. .........................................         638,352
                                    5,823      Sabre Holdings Corporation.............................         125,719
                                   12,000      +Sungard Data Systems Inc. ............................         332,520
                                   13,869      +Unisys Corporation....................................         205,955
                                                                                                          ------------
                                                                                                             5,201,080
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                         34,346      3M Co. ................................................       2,920,440
CONGLOMERATES--4.2%
                                  431,965      General Electric Company++.............................      13,382,276
                                    6,180      Textron, Inc. .........................................         352,631
                                   87,663      Tyco International Ltd. ...............................       2,323,070
                                                                                                          ------------
                                                                                                            18,978,417
----------------------------------------------------------------------------------------------------------------------
INSURANCE--4.4%                    12,000      ACE Limited............................................         497,040
                                   21,142      AFLAC Incorporated.....................................         764,918
                                   29,145      The Allstate Corporation...............................       1,253,818
                                    5,232      Ambac Financial Group, Inc. ...........................         363,048
                                  112,507      American International Group, Inc. ....................       7,456,964
                                   11,475      Aon Corporation........................................         274,711
                                    8,098      The Chubb Corporation..................................         551,474
                                    7,036      Cincinnati Financial Corporation.......................         294,668
                                   11,777      The Hartford Financial Services Group, Inc. ...........         695,196
                                    6,666      Jefferson--Pilot Corporation...........................         337,633

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          12,599      John Hancock Financial Services, Inc. .................    $    472,463
(CONCLUDED)
                                    7,831      Lincoln National Corporation...........................         316,137
                                    6,976      Loews Corporation......................................         344,963
                                    5,488      MBIA, Inc. ............................................         325,054
                                   22,360      Marsh & McLennan Companies, Inc. ......................       1,070,820
                                   31,353      MetLife, Inc. .........................................       1,055,656
                                    8,794      The Progressive Corporation............................         735,090
                                   23,100      Prudential Financial, Inc. ............................         964,887
                                    4,944      SAFECO Corporation.....................................         192,470
                                    8,797      The St. Paul Companies, Inc. ..........................         348,801
                                    5,497      Torchmark Corporation..................................         250,333
                                   39,548      Travelers Property Casualty Corp. (Class B)............         671,130
                                   10,589      UnumProvident Corporation..............................         166,989
                                    6,355      XL Capital Ltd. (Class A)..............................         492,830
                                                                                                          ------------
                                                                                                            19,897,093
----------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG                 27,000      +eBay Inc. ............................................       1,743,930
RETAIL--0.4%
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &                26,330      +Yahoo! Inc. ..........................................       1,189,326
SERVICES--0.3%
----------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &                 3,876      Brunswick Corporation..................................         123,373
PRODUCTS--0.2%
                                   13,011      Eastman Kodak Company..................................         333,992
                                    7,545      Hasbro, Inc. ..........................................         160,558
                                   17,180      Mattel, Inc. ..........................................         331,059
                                                                                                          ------------
                                                                                                               948,982
----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.4%                    15,542      Caterpillar Inc. ......................................       1,290,297
                                    2,627      Crane Co. .............................................          80,754
                                      895      Cummins Engine Company, Inc. ..........................          43,801
                                    6,033      Danaher Corporation....................................         553,528
                                    9,488      Deere & Company........................................         617,194
                                    8,934      Dover Corporation......................................         355,127
                                    2,689      Eaton Corporation......................................         290,358
                                    3,578      ITT Industries, Inc. ..................................         265,523
                                   13,666      Illinois Tool Works Inc. ..............................       1,146,714
                                    6,279      Ingersoll-Rand Company (Class A).......................         426,218
                                        1      +Kadant Inc. ..........................................              22
                                    2,617      +Navistar International Corporation....................         125,328
                                    5,564      PACCAR Inc. ...........................................         473,608
                                    5,410      Pall Corporation.......................................         145,150
                                    3,835      Parker-Hannifin Corporation............................         228,183
                                                                                                          ------------
                                                                                                             6,041,805
----------------------------------------------------------------------------------------------------------------------
MEDIA--4.0%                        26,045      Clear Channel Communications, Inc. ....................       1,219,687
                                   72,591      +Comcast Corporation (Class A).........................       2,386,066
                                   24,511      +Comcast Corporation (Special Class A).................         766,704
                                    3,785      Dow Jones & Company, Inc. .............................         188,682
                                   10,947      Gannett Co., Inc. .....................................         976,035
                                   16,433      +The Interpublic Group of Companies, Inc. .............         256,355
                                    3,935      Knight Ridder, Inc. ...................................         304,451
                                    9,052      The McGraw-Hill Companies, Inc. .......................         632,916
                                    2,232      Meredith Corporation...................................         108,944
                                    6,077      The New York Times Company (Class A)...................         290,420
                                    8,517      Omnicom Group Inc. ....................................         743,790
                                  192,648      +Time Warner Inc. .....................................       3,465,738
                                   12,577      Tribune Company........................................         648,973
                                   13,098      +Univision Communications Inc. (Class A)...............         519,860
                                   75,907      Viacom, Inc. (Class B).................................       3,368,753
                                   88,082      The Walt Disney Company................................       2,054,953
                                                                                                          ------------
                                                                                                            17,932,327
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.7%              35,124      Alcoa Inc. ............................................    $  1,334,712
                                    3,561      Allegheny Technologies Incorporated....................          47,076
                                    6,008      Freeport-McMoRan Copper & Gold, Inc. (Class B).........         253,117
                                   19,603      Newmont Mining Corporation.............................         952,902
                                    2,735      Nucor Corporation......................................         153,160
                                    2,944      +Phelps Dodge Corporation..............................         224,009
                                    6,389      United States Steel Corporation........................         223,743
                                    3,772      Worthington Industries, Inc. ..........................          68,009
                                                                                                          ------------
                                                                                                             3,256,728
----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                  21,822      +The AES Corporation...................................         206,000
UNREGULATED POWER--0.5%
                                   10,787      +Calpine Corporation...................................          51,885
                                    7,152      Constellation Energy Group.............................         280,072
                                   40,026      Duke Energy Corporation................................         818,532
                                   22,346      +Dynegy Inc. (Class A).................................          95,641
                                   28,412      El Paso Corporation....................................         232,694
                                   10,714      Public Service Enterprise Group Incorporated...........         469,273
                                   23,807      The Williams Companies, Inc. ..........................         233,785
                                                                                                          ------------
                                                                                                             2,387,882
----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.0%              2,745      +Big Lots, Inc. .......................................          39,006
                                    3,726      Dillard's, Inc. (Class A)..............................          61,330
                                   14,488      Dollar General Corporation.............................         304,103
                                    7,527      Family Dollar Stores, Inc. ............................         270,069
                                    7,230      Federated Department Stores, Inc. .....................         340,750
                                   12,635      J.C. Penney Company, Inc. .............................         332,048
                                   15,025      +Kohl's Corporation....................................         675,224
                                   12,347      The May Department Stores Company......................         358,927
                                    5,884      Nordstrom, Inc. .......................................         201,821
                                   12,295      Sears, Roebuck & Co. ..................................         559,300
                                   38,134      Target Corporation.....................................       1,464,346
                                                                                                          ------------
                                                                                                             4,606,924
----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%           30,423      +Xerox Corporation.....................................         419,837
----------------------------------------------------------------------------------------------------------------------
OIL & GAS--5.0%                     4,505      Amerada Hess Corporation...............................         239,531
                                    9,768      Anadarko Petroleum Corporation.........................         498,266
                                    7,483      Apache Corporation.....................................         606,871
                                    3,091      Ashland Inc. ..........................................         136,189
                                    9,468      Burlington Resources Inc. .............................         524,338
                                   46,711      ChevronTexaco Corporation..............................       4,035,363
                                   29,176      ConocoPhillips.........................................       1,913,070
                                   10,301      Devon Energy Corporation...............................         589,835
                                    3,816      EOG Resources, Inc. ...................................         176,185
                                  286,546      Exxon Mobil Corporation++..............................      11,748,386
                                    4,421      Kerr-McGee Corporation.................................         205,532
                                   11,923      Marathon Oil Corporation...............................         394,532
                                   14,979      Occidental Petroleum Corporation.......................         632,713
                                    4,278      Sunoco, Inc. ..........................................         218,820
                                   10,710      Unocal Corporation.....................................         394,449
                                                                                                          ------------
                                                                                                            22,314,080
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                      9,904      Georgia-Pacific Group..................................         303,756
PRODUCTS--0.5%
                                   21,524      International Paper Company............................         927,900
                                    4,587      +Louisiana-Pacific Corporation.........................          82,016
                                    8,642      MeadWestvaco Corporation...............................         257,100
                                    8,129      Weyerhaeuser Company...................................         520,256
                                                                                                          ------------
                                                                                                             2,091,028
----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%             2,521      Alberto-Culver Company (Class B).......................         159,025
                                   10,697      Avon Products, Inc. ...................................         721,940
                                   46,358      The Gillette Company...................................       1,702,729
                                                                                                          ------------
                                                                                                             2,583,694
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--8.2%              67,420      Abbott Laboratories....................................    $  3,141,772
                                    6,027      Allergan Inc. .........................................         462,934
                                   83,563      Bristol-Myers Squibb Company...........................       2,389,902
                                   48,448      Eli Lilly and Company..................................       3,407,348
                                   15,218      +Forest Laboratories, Inc. ............................         940,472
                                  128,153      Johnson & Johnson......................................       6,620,384
                                   10,716      +King Pharmaceuticals, Inc. ...........................         163,526
                                   96,879      Merck & Co., Inc. .....................................       4,475,810
                                  328,560      Pfizer, Inc. ..........................................      11,608,025
                                   61,811      Schering-Plough Corporation............................       1,074,893
                                    4,640      +Watson Pharmaceuticals, Inc. .........................         213,440
                                   57,151      Wyeth..................................................       2,426,060
                                                                                                          ------------
                                                                                                            36,924,566
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.4%                   5,100      Apartment Investment & Management Company (Class A)....         175,950
                                   16,080      Equity Office Properties Trust.........................         460,692
                                   11,200      Equity Residential Properties Trust....................         330,512
                                    8,000      Plum Creek Timber Company Inc. ........................         243,600
                                    7,800      ProLogis Trust.........................................         250,302
                                    7,300      Simon Property Group, Inc. ............................         338,282
                                                                                                          ------------
                                                                                                             1,799,338
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.4%                  16,066      Burlington Northern Santa Fe Corporation...............         519,735
                                    8,054      CSX Corporation........................................         289,461
                                   16,886      Norfolk Southern Corporation...........................         399,354
                                   10,907      Union Pacific Corporation..............................         757,818
                                                                                                          ------------
                                                                                                             1,966,368
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                   15,972      +Advanced Micro Devices, Inc. .........................         237,983
SEMICONDUCTOR
EQUIPMENT--4.1%

                                   17,747      +Altera Corporation....................................         402,857
                                   14,973      Analog Devices, Inc. ..................................         683,517
                                   69,362      +Applied Materials, Inc. ..............................       1,557,177
                                    9,421      +Applied Micro Circuits Corporation....................          56,338
                                   12,998      +Broadcom Corporation (Class A)........................         443,102
                                  282,288      Intel Corporation......................................       9,089,674
                                    8,800      +KLA-Tencor Corporation................................         516,296
                                   15,796      +LSI Logic Corporation.................................         140,111
                                   13,064      Linear Technology Corporation..........................         549,602
                                   13,187      Maxim Integrated Products, Inc. .......................         656,713
                                   27,926      +Micron Technology, Inc. ..............................         376,163
                                    7,900      +NVIDIA Corporation....................................         183,675
                                    7,454      +National Semiconductor Corporation....................         293,762
                                    7,042      +Novellus Systems, Inc. ...............................         296,116
                                    4,833      +PMC--Sierra, Inc. ....................................          97,385
                                    7,638      +Teradyne, Inc. .......................................         194,387
                                   73,371      Texas Instruments Incorporated.........................       2,155,640
                                   15,413      +Xilinx, Inc. .........................................         597,100
                                                                                                          ------------
                                                                                                            18,527,598
----------------------------------------------------------------------------------------------------------------------
SOFTWARE--4.6%                     10,580      Adobe Systems Incorporated.............................         415,794
                                    3,126      Autodesk, Inc. ........................................          76,837
                                   10,701      +BMC Software, Inc. ...................................         199,574
                                    6,129      +Citrix Systems, Inc. .................................         129,996
                                   23,010      Computer Associates International, Inc. ...............         629,093
                                   16,118      +Compuware Corporation.................................          97,353
                                   13,000      +Electronic Arts Inc. .................................         621,140
                                    9,293      +Intuit Inc. ..........................................         491,693
                                    4,166      +Mercury Interactive Corporation.......................         202,634
                                  466,986      Microsoft Corporation++................................      12,860,794
                                   15,782      +Novell, Inc. .........................................         166,027
                                  227,085      +Oracle Corporation....................................       2,997,522
                                   11,577      +Parametric Technology Corporation.....................          45,613

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES
INDUSTRY(++)                     HELD                               COMMON STOCKS                            VALUE
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           16,882      +PeopleSoft, Inc. .....................................    $    384,910
(CONCLUDED)
                                   20,257      +Siebel Systems, Inc. .................................         280,965
                                   13,600      +Symantec Corporation..................................         471,240
                                   15,715      +VERITAS Software Corporation..........................         583,969
                                                                                                          ------------
                                                                                                            20,655,154
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.4%             14,600      +AutoNation, Inc. .....................................         268,202
                                    4,608      +AutoZone, Inc. .......................................         392,648
                                   13,448      +Bed, Bath & Beyond Inc. ..............................         582,971
                                   13,712      Best Buy Co., Inc. ....................................         716,315
                                    2,579      Boise Cascade Corporation..............................          84,746
                                    5,665      Circuit City Stores--Circuit City Group................          57,386
                                   37,863      The Gap, Inc. .........................................         878,800
                                  100,259      The Home Depot, Inc. ..................................       3,558,192
                                   21,765      The Limited, Inc. .....................................         392,423
                                   33,111      Lowe's Companies, Inc. ................................       1,834,018
                                   13,040      +Office Depot, Inc. ...................................         217,898
                                    7,283      RadioShack Corporation.................................         223,442
                                    6,866      The Sherwin-Williams Company...........................         238,525
                                   21,695      +Staples, Inc. ........................................         592,274
                                   20,356      The TJX Companies, Inc. ...............................         448,850
                                    6,447      Tiffany & Co. .........................................         291,404
                                    8,668      +Toys 'R' Us, Inc. ....................................         109,564
                                                                                                          ------------
                                                                                                            10,887,658
----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY          5,300      Jones Apparel Group, Inc. .............................         186,719
GOODS--0.3%
                                    4,508      Liz Claiborne, Inc. ...................................         159,854
                                   12,017      Nike, Inc. (Class B)...................................         822,684
                                    1,524      Reebok International Ltd. .............................          59,924
                                    4,908      V. F. Corporation......................................         212,222
                                                                                                          ------------
                                                                                                             1,441,403
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                  8,253      Countrywide Credit Industries, Inc. ...................         626,015
FINANCE--1.8%
                                   42,334      Fannie Mae.............................................       3,177,590
                                   30,050      Freddie Mac............................................       1,752,516
                                    6,099      Golden West Financial Corporation......................         629,356
                                    4,967      MGIC Investment Corporation............................         282,821
                                   40,915      Washington Mutual, Inc. ...............................       1,641,510
                                                                                                          ------------
                                                                                                             8,109,808
----------------------------------------------------------------------------------------------------------------------
TOBACCO--1.2%                      88,789      Altria Group, Inc.++...................................       4,831,897
                                    4,800      R.J. Reynolds Tobacco Holdings, Inc. ..................         279,120
                                    5,399      UST Inc. ..............................................         192,690
                                                                                                          ------------
                                                                                                             5,303,707
----------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                 4,121      W. W. Grainger, Inc. ..................................         195,294
DISTRIBUTORS--0.0%
----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION        114,159      +AT&T Wireless Services Inc. ..........................         912,130
SERVICES--0.5%
                                   42,724      +Nextel Communications, Inc. (Class A).................       1,198,835
                                   43,259      +Sprint Corp. (PCS Group)..............................         243,116
                                                                                                          ------------
                                                                                                             2,354,081
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$358,151,699)--98.5%             441,839,815
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

          BENEFICIAL INTEREST/
               SHARES HELD                                      SHORT-TERM SECURITIES                        VALUE
----------------------------------------------------------------------------------------------------------------------
                              $20,099,756      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                 I(a).................................................    $ 20,099,756
                              $ 5,254,500      Merrill Lynch Liquidity Series, LLC Money Market Series
                                                 (a)(b)...............................................       5,254,500
                                1,751,500      Merrill Lynch Premier Institutional Fund(a)(b).........       1,751,500
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES (COST--$27,105,756)--6.0%        27,105,756
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$385,257,455)--104.5%.........     468,945,571
                                               SHORT SALES (PROCEEDS--$34,555)--0.0%(D)...............         (34,337)
                                               VARIATION MARGIN ON FINANCIAL FUTURES
                                               CONTRACTS--0.0%(C).....................................          27,205
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(4.5%)..........     (20,234,686)
                                                                                                          ------------
                                               NET ASSETS--100.0%.....................................    $448,703,753
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

++   Portions of holdings pledged as collateral for financial future contracts.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                                DIVIDEND/
AFFILIATE                                                     NET ACTIVITY   INTEREST INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc....................................         1,700       $22,259
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 20,099,756       $20,226
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $ (4,615,056)      $76,720
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(14,681,001)      $11,538
Merrill Lynch Premier Institutional Fund....................   (15,927,150)      $ 7,122
--------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

(c) Financial futures contracts purchased as of December 31, 2003 were as follows:

---------------------------------------------------------------------------------------
NUMBER OF                                           EXPIRATION     FACE      UNREALIZED
CONTRACTS                ISSUE                         DATE       VALUE        GAINS
---------------------------------------------------------------------------------------
   26       S&P 500 Financial Futures Index         March 2004  $6,883,519    $335,381
---------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET....................... .......................    $335,381
                                                                              ========
---------------------------------------------------------------------------------------

(d) Short sales entered into as of December 31, 2003 were as follows:

--------------------------------------------------
SHARES                ISSUE                VALUE
--------------------------------------------------
   826    Piper Jaffray Companies, Inc.   $(34,337)
--------------------------------------------------
TOTAL (PROCEEDS--$34,555)....... .......  $(34,337)
                                          ========
--------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------


ASSETS:
Investments, at value (including securities loaned of
  $6,676,550) (identified cost--$385,257,455)...............                 $468,945,571
Cash........................................................                        1,363
Receivables:
  Dividends.................................................  $    599,408
  Securities sold...........................................        34,555
  Variation margin..........................................        27,205
  Interest..................................................        17,159
  Securities lending--net...................................         1,049        679,376
                                                              ------------
Prepaid expenses............................................                        2,187
                                                                             ------------
Total assets................................................                  469,628,497
                                                                             ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Common Stock sold short, at market value
  (proceeds--$34,555).......................................                       34,337
Collateral on securities loaned, at value...................                    7,006,000
Payables:
  Capital shares redeemed...................................    13,802,400
  Investment adviser........................................        18,769
  Other affiliates..........................................         5,095     13,826,264
                                                              ------------
Accrued expenses............................................                       58,143
                                                                             ------------
Total liabilities...........................................                   20,924,744
                                                                             ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $448,703,753
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                 $  3,178,063
Paid-in capital in excess of par............................                  418,127,491
Accumulated distributions in excess of investment
  income--net...............................................  $    (49,273)
Accumulated realized capital losses on investments--net.....   (56,576,243)
Unrealized appreciation on investments--net.................    84,023,715
                                                              ------------
Total accumulated earnings--net.............................                   27,398,199
                                                                             ------------
NET ASSETS..................................................                 $448,703,753
                                                                             ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $448,703,753 and 31,780,628
  shares outstanding........................................                 $      14.12
                                                                             ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++   The Fund had no outstanding shares for Class II or Class III as of December
31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................               $  6,727,037
Interest....................................................                     96,946
Securities lending--net.....................................                     18,660
                                                                           ------------
Total income................................................                  6,842,643
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,148,178
Accounting services.........................................     126,844
Printing and shareholder reports............................      35,346
Professional fees...........................................      34,962
Custodian fees..............................................      32,825
Directors' fees and expenses................................      24,180
Transfer agent fees.........................................       5,001
Pricing services............................................         878
Registration fees...........................................          76
Other.......................................................      50,925
                                                              ----------
Total expenses..............................................                  1,459,215
                                                                           ------------
Investment income--net......................................                  5,383,428
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                   (616,543)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 96,651,551
                                                                           ------------
Total realized and unrealized gain on investments--net......                 96,035,008
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $101,418,436
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2003            2002
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  5,383,428    $   4,700,624
Realized loss on investments--net...........................        (616,543)     (31,775,446)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      96,651,551      (73,853,572)
                                                                ------------    -------------
Net increase (decrease) in net assets resulting from
  operations................................................     101,418,436     (100,928,394)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (5,400,005)      (4,700,013)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      32,944,949      (57,005,669)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     128,963,380     (162,634,076)
Beginning of year...........................................     319,740,373      482,374,449
                                                                ------------    -------------
End of year*................................................    $448,703,753    $ 319,740,373
                                                                ============    =============
---------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................    $    (49,273)   $     (33,306)
                                                                ============    =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                              CLASS I**
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.          --------------------------------------------------------
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2003        2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................    $  11.15    $  14.58    $  16.79    $  18.73    $  16.23
                                                                --------    --------    --------    --------    --------
Investment income--net......................................         .18+        .15+        .15         .16         .19
Realized and unrealized gain (loss) on investments--net.....        2.96       (3.41)      (2.21)      (1.91)       3.05
                                                                --------    --------    --------    --------    --------
Total from investment operations............................        3.14       (3.26)      (2.06)      (1.75)       3.24
                                                                --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net....................................        (.17)       (.17)       (.15)       (.16)       (.37)
  In excess of investment income--net.......................          --          --          --          --(++)       --
  Realized gain on investments--net.........................          --          --          --          --        (.18)
  In excess of realized gain on investments--net............          --          --          --        (.03)       (.19)
                                                                --------    --------    --------    --------    --------
Total dividends and distributions...........................        (.17)       (.17)       (.15)       (.19)       (.74)
                                                                --------    --------    --------    --------    --------
Net asset value, end of year................................    $  14.12    $  11.15    $  14.58    $  16.79    $  18.73
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................      28.14%     (22.40%)    (12.28%)     (9.37%)     20.50%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .38%        .40%        .40%        .35%        .35%
                                                                ========    ========    ========    ========    ========
Investment income--net......................................       1.41%       1.20%        .94%        .88%       1.13%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................    $448,704    $319,740    $482,374    $545,167    $586,394
                                                                ========    ========    ========    ========    ========
Portfolio turnover..........................................       2.30%       7.79%       3.46%       7.31%      26.35%
                                                                ========    ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.
**   Effective September 2, 2003, Class A Shares were redesignated Class I
     Shares.
+    Based on average shares outstanding.
(++) Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Index 500 V.I. Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

--------------------------------------------------------------------------------

faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience

--------------------------------------------------------------------------------

delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no significant reclassifications in the current year.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.
  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $7,777 in securities lending agent fees from the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $8,117 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $42,909,266 and $8,505,924, respectively.

  Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

------------------------------------------------------------------
                                          Realized
                                            Gains      Unrealized
                                          (Losses)        Gains
------------------------------------------------------------------
Long-term investments..................  $(3,266,341)  $83,688,116
Short sales............................           --           218
Financial futures contracts............    2,649,798       335,381
                                         -----------   -----------
Total..................................  $  (616,543)  $84,023,715
                                         ===========   ===========
------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $74,997,876, of which $118,123,500 related to appreciated securities and

--------------------------------------------------------------------------------

$43,125,624 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $393,947,695.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class I Shares for the Year                              Dollar
Ended December 31, 2003+                   Shares        Amount
------------------------------------------------------------------
Shares sold............................   8,471,346   $ 98,954,749
Shares issued to shareholders in
 reinvestment of dividends.............     383,251      5,400,005
                                         ----------   ------------
Total issued...........................   8,854,597    104,354,754
Shares redeemed........................  (5,740,498)   (71,409,805)
                                         ----------   ------------
Net increase...........................   3,114,099   $ 32,944,949
                                         ==========   ============
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

------------------------------------------------------------------
Class I Shares for the Year                              Dollar
Ended December 31, 2002+                   Shares        Amount
------------------------------------------------------------------
Shares sold............................   2,855,921   $ 36,516,950
Shares issued to shareholders in
 reinvestment of dividends.............     421,526      4,700,013
                                         ----------   ------------
Total issued...........................   3,277,447     41,216,963
Shares redeemed........................  (7,688,014)   (98,222,632)
                                         ----------   ------------
Net decrease...........................  (4,410,567)  $(57,005,669)
                                         ==========   ============
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. SHORT-TERM BORROWINGS:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

------------------------------------------------------------------
                                           12/31/2003   12/31/2002
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $5,400,005   $4,700,013
                                           ----------   ----------
Total taxable distributions..............  $5,400,005   $4,700,013
                                           ==========   ==========
------------------------------------------------------------------

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------------------
Undistributed ordinary income--net...............  $         --
Undistributed long-term capital gains--net.......            --
                                                   ------------
Total undistributed earnings--net................            --
Capital loss carryforward........................   (47,550,622)*
Unrealized gains--net............................    74,948,821**
                                                   ------------
Total accumulated earnings--net..................  $ 27,398,199
                                                   ============
---------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $47,550,622, of which $3,261,712 expires in 2008, $14,759,870 expires in
   2009, $27,649,566 expires in 2010 and $1,879,474 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and other book/tax differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF INDEX 500 V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  On November 24, 2003, Mercury International Value V.I. Fund of Mercury Variable Trust reorganized and became International Value V.I. of Merrill Lynch Variable Series Funds, Inc. At the same time, shares of the Fund were designated Class I Shares. The Fund also began offering Class II Shares, and Class III Shares to certain qualified investors. The Fund's investment objective has remained the same.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2003, the Class I Shares of International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. had a total return of +42.24%. The Fund's performance exceeded the +38.59% return of the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The Fund also outperformed the +34.74% average return of the Lipper International Funds category for the year. (Funds in this Lipper category invest in securities with primary trading markets outside the United States.)

  The Fund's outperformance was quite gratifying in a period of extreme volatility. The year 2003 began with a three-month bear market trend followed by a nine-month equity market rally that was led by lower-quality issues with little earnings. The type of value stocks that we consider for our clients--those with some earnings, cash flow and dividends--generally were laggards during this rally. The principal driver of Fund performance in 2003 as a whole was stock selection, whereas sector and geographic allocation added little value.

  Two of our positions, Germany's DePfa Bank PLC and Dutch employment agency Vedior NV, returned more than 100% in local currency terms during the year. Currency strength meant that these returns were significantly enhanced when translated into U.S. dollar terms. Many other stocks returned in excess of 50%, including Intesa BCI SpA, an Italian financial services company, as well as Daiwa House Industry, a Japanese construction company. These remarkable returns point to the extent of the extreme market conditions during the year.

  In contrast, stocks that were relatively disappointing during 2003 included two companies--Unilever PLC (food and household products) and Wolters Kluwer NV (media).

PORTFOLIO ACTIVITY

  In 2003, we made several considerable changes to the portfolio. As many of the stocks we owned reached our price target, we sold those holdings and invested the proceeds in new positions. Having said that, our strategy of concentrating on attractive companies with low valuations and a mild tilt toward economic recovery remained constant.

  The Fund's sector and country allocations are driven by the stock selection process. As a result, our sector positions in energy, materials, banks, automobiles and components increased during the year, while our exposure to the pharmaceuticals, technology hardware & equipment and telecommunications sectors was reduced. At the country level, the year saw increased exposure to France and Germany, the latter being a rich source of more cyclical companies. In contrast, our exposure to the United Kingdom was reduced, partly reflecting the more defensive and less cyclical nature of many companies in the U.K. equity market.

INVESTMENT OUTLOOK

  The Fund maintained its position in inexpensive stocks, with a bias toward a continuation of global economic recovery. At December 31, 2003, we were overweight relative to the benchmark in the more economically sensitive sectors, such as materials, energy and automotive, and underweight in telecommunication services, pharmaceuticals and capital goods.

  We expect global earnings to continue their rise in 2004, although perhaps at a slower pace than in 2003. As nominal gross domestic product accelerates, the key driver of earnings growth is likely to shift from margin enhancement through cost cutting to top-line growth. Our analysis shows that earnings are still cyclically depressed and are likely to rise as capacity utilization increases.

  The earnings seasons in the United States, Europe and Japan have provided further reason for encouragement. Not only have earnings exceeded market expectations in all three regions, but earnings guidance is beginning to improve. In 2003, earnings expectations were upgraded dramatically from the depressed levels at the start of the year when fear and depression gripped the markets. While we believe further upgrades are probable, the pace of earnings momentum is unlikely to be sustained. The initial spectacular rebound in reported earnings was supported by the virtual cessation of

--------------------------------------------------------------------------------

write-offs, while market expectations for 2004 are already very positive. As a result, some slowdown in the pace of earnings growth is inevitable in 2004.

  While the recent equity market rally has taken absolute valuations back above their long-run averages, valuations remain close to their historic means and are not yet sending a strong signal. Equities still appear attractively valued relative to real government bond yields, whether on an equity risk premium or implied earnings growth basis. However, the compelling valuation case that appeared early in the year has largely disappeared. In the United States, the gap has closed, while in Europe, particularly the United Kingdom, equities still possess attractive long-term return potential relative to bonds. Global valuations have converged significantly, with all major large cap markets trading within a relatively narrow price/earnings ratio range.

  Asian valuations remained attractive as of period end. The Japanese market, in our opinion, is bifurcated. We believe the blue chip stocks are still attractive, while the valuations of many low-quality stocks appear excessive. In our view, improving economic performance both in the United States and internationally will result in higher stock market values ahead.

IN CONCLUSION

  We thank you for your continued investment in International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ TERRY K. GLENN
Terry K. Glenn
President and Director

/s/ JAMES MACMILLAN
James A. Macmillan
Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              INTERNATIONAL VALUE V.I. FUND+--        MORGAN STANLEY CAPITAL
                                                                      CLASS I SHARES*               INTERNATIONAL EAFE INDEX++
                                                              --------------------------------      --------------------------
6/10/98**                                                                  10000                              10000
12/98                                                                       9570                              10351
12/99                                                                      11644                              13142
12/00                                                                      11979                              11280
12/01                                                                      10433                               8861
12/02                                                                       9230                               7449
12/03                                                                      13128                              10323

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, shares of the Fund were designated Class I Shares.
**  Commencement of operations.
+ The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.
++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars). The starting date for the Index in the graph is from 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +42.24%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        + 6.53
--------------------------------------------------------------------------
Inception (6/10/98) through 12/31/03                             + 5.02
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +27.98%        +42.24%
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                +26.59         +38.59
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective November 24, 2003, shares of the Fund were designated Class I Shares.
** The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRY*          HELD                   COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        COMMERCIAL BANKS         349,000    Australia and New Zealand Banking
                                                       Group Ltd...........................  $  4,649,028       1.5%
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS              1,434,000    Santos Limited........................     7,422,673       2.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN AUSTRALIA          12,071,701       3.8
----------------------------------------------------------------------------------------------------------------------
FRANCE           AUTOMOBILES               94,358    PSA Peugeot Citroen...................     4,808,348       1.5
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL BANKS         162,039    BNP Paribas SA........................    10,203,048       3.2
                                          190,189    Credit Agricole S.A...................     4,541,212       1.4
                                                                                             ------------     -----
                                                                                               14,744,260       4.6
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &     68,191    Societe BIC SA........................     3,151,507       1.0
                 SUPPLIES
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION &            40,622    Societe Generale d'Entreprises SA.....     3,363,813       1.1
                 ENGINEERING
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS    64,654    Lafarge SA (Ordinary).................     5,757,526       1.8
                 -----------------------------------------------------------------------------------------------------
                 HOTELS, RESTAURANTS &    149,654    Accor SA..............................     6,776,705       2.1
                 LEISURE
                 -----------------------------------------------------------------------------------------------------
                 METALS & MINING          197,838    Arcelor...............................     3,448,685       1.1
                 -----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &        178,682    Suez SA...............................     3,590,314       1.1
                 UNREGULATED POWER
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                 56,651    TotalFinaElf SA.......................    10,532,728       3.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN FRANCE             56,173,886      17.6
----------------------------------------------------------------------------------------------------------------------
GERMANY          AIRLINES                 242,724    Deutsche Lufthansa AG (Registered
                                                       Shares).............................     4,056,621       1.3
                 -----------------------------------------------------------------------------------------------------
                 AUTOMOBILES               60,413    Volkswagen AG.........................     3,364,317       1.1
                 -----------------------------------------------------------------------------------------------------
                 CHEMICALS                165,588    Bayer AG..............................     4,849,834       1.5
                                           76,671    Linde AG..............................     4,129,475       1.3
                                                                                             ------------     -----
                                                                                                8,979,309       2.8
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES       110,108    E.On AG...............................     7,185,899       2.2
                 -----------------------------------------------------------------------------------------------------
                 TEXTILES, APPAREL &       50,497    Adidas-Salomon AG.....................     5,751,606       1.8
                 LUXURY GOODS
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN GERMANY            29,337,752       9.2
----------------------------------------------------------------------------------------------------------------------
HONG KONG        MEDIA                  2,535,000    South China Morning Post Holdings
                                                       Ltd. ...............................     1,118,344       0.4
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN HONG KONG           1,118,344       0.4
----------------------------------------------------------------------------------------------------------------------
IRELAND          COMMERCIAL BANKS          55,000    Allied Irish Banks PLC................       877,585       0.3
                                          332,028    Allied Irish Banks PLC................     5,318,807       1.6
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN IRELAND             6,196,392       1.9
----------------------------------------------------------------------------------------------------------------------
ITALY            COMMERCIAL BANKS       1,827,022    Intesa BCI SpA........................     7,143,997       2.2
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS   309,688    Buzzi Unicem SpA......................     3,649,611       1.1
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED            2,451,934    +Telecom Italia SpA...................     7,267,959       2.3
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                368,533    ENI SpA...............................     6,954,146       2.2
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN ITALY              25,015,713       7.8
----------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES              140,800    Honda Motor Co., Ltd. ................     6,253,690       2.0
                                          184,000    Toyota Motor Corporation..............     6,215,172       1.9
                                                                                             ------------     -----
                                                                                               12,468,862       3.9
                 -----------------------------------------------------------------------------------------------------
                 BEVERAGES                739,000    Asahi Breweries Limited...............     6,736,988       2.1
                 -----------------------------------------------------------------------------------------------------
                 CONSUMER FINANCE         105,500    Promise Co., Ltd. ....................     4,597,229       1.4
                                          157,700    Sanyo Shinpan Finance Co., Ltd. ......     5,223,803       1.6
                                                                                             ------------     -----
                                                                                                9,821,032       3.0
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRY*          HELD                   COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                 DIVERSIFIED                  314    Nippon Telegraph & Telephone
                 TELECOMMUNICATION                     Corporation (NTT)...................  $  1,514,771       0.5%
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                814,000    Mitsui Sumitomo Insurance Company,
                                                       Limited.............................     6,683,960       2.1
                 -----------------------------------------------------------------------------------------------------
                 MACHINERY                494,000    Amada Co., Ltd. ......................     2,572,100       0.8
                 -----------------------------------------------------------------------------------------------------
                 OIL & GAS                432,000    Showa Shell Sekiyu K.K. ..............     3,510,983       1.1
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          115,400    Takeda Chemical Industries, Ltd. .....     4,576,374       1.4
                                          118,000    Yamanouchi Pharmaceutical Co.,
                                                       Ltd. ...............................     3,666,511       1.2
                                                                                             ------------     -----
                                                                                                8,242,885       2.6
                 -----------------------------------------------------------------------------------------------------
                 SOFTWARE                 147,000    Namco Ltd. ...........................     4,073,808       1.3
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS                     738    NTT DoCoMo, Inc. .....................     1,673,360       0.5
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN JAPAN              57,298,749      17.9
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS                 97,094    Akzo Nobel NV.........................     3,747,569       1.2
                 -----------------------------------------------------------------------------------------------------
                 COMMERCIAL SERVICES &    239,963    Buhrmann NV...........................     2,091,501       0.6
                 SUPPLIES                 289,451    Vedior NV 'A'.........................     4,527,230       1.4
                                                                                             ------------     -----
                                                                                                6,618,731       2.0
                 -----------------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIAL    286,304    ING Groep NV..........................     6,677,288       2.1
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES           574,525    +Koninklijke Ahold NV.................     4,377,052       1.4
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 HOUSEHOLD DURABLES       177,432    Koninklijke (Royal) Philips
                                                       Electronics NV......................     5,181,062       1.6
                 -----------------------------------------------------------------------------------------------------
                 MEDIA                    260,376    Wolters Kluwer NV 'A'.................     4,072,475       1.3
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE NETHERLANDS    30,674,177       9.6
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      DIVERSIFIED              465,000    Telecom Corporation of New Zealand
                 TELECOMMUNICATION                     Limited.............................     1,639,438       0.5
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN NEW ZEALAND         1,639,438       0.5
----------------------------------------------------------------------------------------------------------------------
SINGAPORE        AIR FREIGHT &          2,655,000    Singapore Post Limited................     1,086,513       0.3
                 LOGISTICS
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN SINGAPORE           1,086,513       0.3
----------------------------------------------------------------------------------------------------------------------
SPAIN            TOBACCO                  111,825    Altadis...............................     3,173,637       1.0
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN SPAIN               3,173,637       1.0
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND      CAPITAL MARKETS          210,249    Credit Suisse Group...................     7,692,555       2.4
                 -----------------------------------------------------------------------------------------------------
                 CONSTRUCTION MATERIALS   103,191    Holcim Ltd. (Registered Shares).......     4,805,985       1.5
                 -----------------------------------------------------------------------------------------------------
                 ELECTRICAL EQUIPMENT     620,498    +ABB Ltd. ............................     3,145,763       1.0
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                 21,729    +Swiss Life Holding...................     3,988,262       1.3
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          107,701    Novartis AG (Registered Shares).......     4,889,760       1.5
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN SWITZERLAND        24,522,325       7.7
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   COMMERCIAL BANKS         808,165    Barclays PLC..........................     7,208,370       2.2
                                          279,241    Royal Bank of Scotland Group PLC......     8,228,085       2.6
                                                                                             ------------     -----
                                                                                               15,436,455       4.8
                 -----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES        54,000    British Energy PLC (Deferred
                                                       Shares).............................             1       0.0
                 -----------------------------------------------------------------------------------------------------
                 FOOD & STAPLES           696,883    J Sainsbury PLC.......................     3,901,638       1.2
                 RETAILING
                 -----------------------------------------------------------------------------------------------------
                 FOOD PRODUCTS            429,893    Unilever PLC..........................     4,007,554       1.2
                 -----------------------------------------------------------------------------------------------------
                 INDUSTRIAL               364,008    Smiths Industries PLC.................     4,307,270       1.3
                 CONGLOMERATES
                 -----------------------------------------------------------------------------------------------------
                 INSURANCE                531,563    AVIVA PLC.............................     4,665,112       1.5
                 -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                             PERCENT OF
COUNTRY                INDUSTRY*          HELD                   COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
(CONCLUDED)
                 OIL & GAS              1,320,467    Shell Transport & Trading Company.....  $  9,821,737       3.1%
                 -----------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          205,726    GlaxoSmithKline PLC...................     4,713,993       1.5
                 -----------------------------------------------------------------------------------------------------
                 SPECIALTY RETAIL       1,153,219    Kesa Electricals PLC..................     5,310,763       1.7
                 -----------------------------------------------------------------------------------------------------
                 TRANSPORTATION           545,821    BAA PLC...............................     4,848,870       1.5
                 INFRASTRUCTURE
                 -----------------------------------------------------------------------------------------------------
                 WIRELESS               2,468,793    Vodafone Group PLC....................     6,121,026       1.9
                 TELECOMMUNICATION
                 SERVICES
                 -----------------------------------------------------------------------------------------------------
                                                     TOTAL COMMON STOCKS IN THE UNITED
                                                     KINGDOM                                   63,134,419      19.7
----------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS IN COMMON STOCKS
                                                     (COST--$245,728,276)                     311,443,046      97.4
----------------------------------------------------------------------------------------------------------------------

                                                                   PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------------------
GERMANY          HOUSEHOLD PRODUCTS          62,553    Henkel KGaA (Non-Convertible)...........    4,891,878       1.5
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL PREFERRED STOCKS IN GERMANY           4,891,878       1.5
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                       (COST--$4,163,599)                          4,891,878       1.6
-------------------------------------------------------------------------------------------------------------------------
                                               FACE
                                             AMOUNT               CONVERTIBLE BONDS
-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      INSURANCE            CHF   342,000    Swiss Life Cayman Finance Ltd.
                                                         (Convertible) 1% due 12/30/2004.......      289,943       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL CONVERTIBLE BONDS IN SWITZERLAND        289,943       0.1
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN CONVERTIBLE BONDS
                                                       (COST--$272,174)                              289,943       0.1
-------------------------------------------------------------------------------------------------------------------------

                                                                SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                 TIME DEPOSITS        US$ 3,512,968    Brown Brothers, .35% due 1/02/2004.....     3,512,968       1.1
-------------------------------------------------------------------------------------------------------------------------
                        BENEFICIAL INTEREST/
                            SHARES HELD
-------------------------------------------------------------------------------------------------------------------------
                                      US$10,656,674    Merrill Lynch Liquidity Series, LLC
                                                         Money Market Series(a)(b)............    10,656,674       3.3
                                          3,552,226    Merrill Lynch Premier Institutional
                                                         Fund(a)(b)...........................     3,552,226       1.1
                                                                                                ------------     -----
                                                                                                  14,208,900       4.4
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-TERM
                                                       SECURITIES (COST--$17,721,868)             17,721,868       5.5
-------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS
                                                       (COST--$267,885,917)                      334,346,735     104.5
                                                       LIABILITIES IN EXCESS OF OTHER ASSETS     (14,454,753)     (4.5)
                                                                                                ------------     -----
                                                       NET ASSETS                               $319,891,982     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

--------------------------------------------------------------------------------------------
                                                                 NET       INTEREST/DIVIDEND
AFFILIATE                                                      ACTIVITY         INCOME
--------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $9,312,725       $102,887
Merrill Lynch Premier Institutional Fund....................   2,360,423       $ 59,149
--------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans. See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $13,498,995) (identified cost--$267,885,917)..............                  $334,346,735
Cash........................................................                         1,493
Receivables:
  Capital shares sold.......................................  $  9,857,875
  Dividends.................................................       866,502
  Securities sold...........................................       789,278
  Securities lending--net...................................         3,411
  Interest..................................................           102      11,517,168
                                                              ------------
Prepaid expenses............................................                         3,817
                                                                              ------------
Total assets................................................                   345,869,213
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    14,208,900
Payables:
  Securities purchased......................................    11,249,262
  Custodian bank............................................       276,534
  Capital shares redeemed...................................       103,000
  Reorganization costs......................................        50,000
  Investment adviser........................................        31,271
  Other affiliates..........................................         3,541      11,713,608
                                                              ------------
Accrued expenses and other liabilities......................                        54,723
                                                                              ------------
Total liabilities...........................................                    25,977,231
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $319,891,982
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $  2,802,667
Paid-in capital in excess of par............................                   339,712,043
Accumulated distributions in excess of investment
  income--net...............................................  $   (618,560)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (88,589,227)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................    66,585,059
                                                              ------------
Total accumulated losses--net...............................                   (22,622,728)
                                                                              ------------
NET ASSETS..................................................                  $319,891,982
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $319,891,982 and 28,026,673
  shares outstanding........................................                  $      11.41
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND STATEMENT OF OPERATIONS FOR DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $885,513 foreign withholding tax).........                 $ 7,342,137
Securities lending--net.....................................                     162,036
Interest....................................................                      19,796
                                                                             -----------
Total income................................................                   7,523,969
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,896,484
Accounting services.........................................      100,335
Custodian fees..............................................       77,936
Reorganization costs........................................       50,000
Printing and shareholder reports............................       44,405
Professional fees...........................................       41,051
Trustee's fees and expenses.................................       18,768
Pricing fees................................................        8,663
Transfer agent fees.........................................        5,358
Other.......................................................       18,015
                                                              -----------
Total expenses..............................................                   2,261,015
                                                                             -----------
Investment income--net......................................                   5,262,954
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................     (885,718)
  Foreign currency transactions--net........................       72,974
  Increase from payments by affiliates for realized losses
    on foreign currency transactions........................      415,300       (397,444)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   88,484,176
  Foreign currency transactions--net........................       13,895     88,498,071
                                                              -----------    -----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                  88,100,627
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $93,363,581
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                              ------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003                   2002
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  5,262,954          $   4,415,984
Realized loss on investments and foreign currency
  transactions--net.........................................      (397,444)           (26,037,861)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    88,498,071            (14,681,514)
                                                              ------------          -------------
Net increase (decrease) in net assets resulting from
  operations................................................    93,363,581            (36,303,391)
                                                              ------------          -------------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (8,834,795)           (11,858,577)
                                                              ------------          -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (8,834,795)           (11,858,577)
                                                              ------------          -------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (4,638,718)           (61,154,402)
                                                              ------------          -------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    79,890,068           (109,316,370)
Beginning of year...........................................   240,001,914            349,318,284
                                                              ------------          -------------
End of year*................................................  $319,891,982          $ 240,001,914
                                                              ============          =============
--------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   (618,560)         $      10,836
                                                              ============          =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS I*
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2003         2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   8.26     $   9.69    $  11.68    $  11.52    $   9.52
                                                          --------     --------    --------    --------    --------
Investment income--net................................         .19+         .13+        .20+        .22         .15
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................        3.29        (1.21)      (1.71)        .10        1.91
                                                          --------     --------    --------    --------    --------
Total from investment operations......................        3.48        (1.08)      (1.51)        .32        2.06
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................        (.33)        (.35)       (.24)       (.11)       (.06)
  Realized gain on investments--net...................          --           --        (.24)       (.05)         --
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................        (.33)        (.35)       (.48)       (.16)       (.06)
                                                          --------     --------    --------    --------    --------
Net asset value, end of year..........................    $  11.41     $   8.26    $   9.69    $  11.68    $  11.52
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................      42.24%++    (11.54%)    (12.90%)      2.85%      21.68%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization expenses...........        .87%         .91%        .99%        .93%       1.01%
                                                          ========     ========    ========    ========    ========
Expenses..............................................        .89%         .91%       1.01%        .93%       1.01%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       2.08%        1.38%       1.83%       2.20%       1.63%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $319,892     $240,002    $349,318    $356,292    $284,834
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................         54%          55%         62%         39%         71%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Effective November 24, 2003, shares of the Fund were designated Class I
   Shares.

** Total investment returns exclude insurance-related fees and expenses.

+  Based on average shares outstanding.
++ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by the Investment Adviser for the realized losses on foreign currency transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. International Value V.I. Fund (the "Fund") (formerly Mercury International Value V.I. Fund) is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service

--------------------------------------------------------------------------------

and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

--------------------------------------------------------------------------------

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank as a result of the stated overdrawn balance. This overdrawn balance was due to an unpaid corporate event.

  (j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $51,967 have been reclassified between paid-in capital in excess of par and accumulated distributions in excess of investment income and $2,890,478 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $69,453 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $4,242 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2003.

  MLIM reimbursed the Fund $415,300 for losses on foreign currency transactions.

  Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $5,409 for certain accounting services.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $134,844,283 and $161,369,657, respectively.

  Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

-------------------------------------------------------------------
                                         Realized       Unrealized
                                      Gains (Losses)       Gains
-------------------------------------------------------------------
Long-term investments...............    $(885,718)      $66,460,818
Foreign currency transactions.......      488,274           124,241
                                        ---------       -----------
Total...............................    $(397,444)      $66,585,059
                                        =========       ===========
-------------------------------------------------------------------

  As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $64,706,873, of which $68,592,599 related to appreciated securities and $3,885,726 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $269,639,862.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                      Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    8,655,371    $ 78,202,592
Shares issued to shareholders in
 reinvestment of dividends..........      785,018       8,834,795
                                      -----------    ------------
Total issued........................    9,440,389      87,037,387
Shares redeemed.....................  (10,461,080)    (91,676,105)
                                      -----------    ------------
Net decrease........................   (1,020,691)   $ (4,638,718)
                                      ===========    ============
-----------------------------------------------------------------

+ Effective November 24, 2003, shares of the Fund were designated Class I
  Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2002+                     Shares          Amount
-----------------------------------------------------------------
Shares sold........................   18,668,459    $ 172,994,436
Shares issued to shareholders in
 reinvestment of dividends.........    1,268,867       11,858,577
                                     -----------    -------------
Total issued.......................   19,937,326      184,853,013
Shares redeemed....................  (26,933,266)    (246,007,415)
                                     -----------    -------------
Net decrease.......................   (6,995,940)   $ (61,154,402)
                                     ===========    =============
-----------------------------------------------------------------

+ Effective November 24, 2003, shares of the Fund were designated Class I
  Shares.

5. COMMITMENTS:

At December 31, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $11,320,000 and $791,000, respectively.

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                        12/31/2003    12/31/2002
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $8,834,795    $11,858,577
                                        ----------    -----------
Total taxable distributions...........  $8,834,795    $11,858,577
                                        ==========    ===========
-----------------------------------------------------------------

  As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (87,183,238)*
Unrealized gains--net..............................    64,560,510**
                                                     ------------
Total accumulated losses--net......................  $(22,622,728)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $87,183,238, of which $15,582,411 expires in 2008, $18,093,629 expires in
   2009, $41,856,405 expires in 2010 and $11,650,793 expires in 2011. This amount will be available to offset like amounts of any future taxable gains. ** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other temporary book/tax differences.

7. ACQUISITION OF MERCURY INTERNATIONAL VALUE V.I. FUND OF MERCURY VARIABLE
TRUST:

On November 24, 2003, the Fund, which was a newly created Fund of the Company, acquired all of the net assets of Mercury International Value V.I. Fund of the Mercury Variable Trust, a fund advised by Fund Asset Management, L.P. an affiliate of MLIM. The acquisition was made pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 26,339,922 shares of common stock of Mercury International Value V.I. Fund for the same number of shares of common stock of the Fund. Mercury International Value V.I. Fund's net assets on that date of $279,546,069 including $37,985,630 of unrealized appreciation and $87,507,165 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $279,546,069. In addition, the par value of common stock changed from no par value to a $.10 par value. For financial reporting and performance purposes, the Mercury International Value V.I. Fund is treated as the surviving fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL VALUE V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF INTERNATIONAL VALUE V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. (formerly, Mercury International Value V.I. Fund of Mercury Variable Trust) as of December 31, 2003, the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for the three years then ended and for the period April 30, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 4, 2003, expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operation, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase or distribution fees.

  Large Cap Core V.I. Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2003, the Fund had a total return of +31.52%, 1.63 percentage points ahead of the unmanaged benchmark, the Russell 1000 Index, which returned +29.89% for the same period. The Fund's relative outperformance was a result of stock selection within the health care, industrials and consumer discretionary sectors. The Fund also benefited from an underweighted position in telecommunication services.

  Throughout the year, we continued to concentrate on more cyclical areas of the marketplace, focusing on companies and sectors with good near-term earnings prospects and reasonable valuations. As a result of this strategy, we carried above-benchmark weights in the technology and consumer discretionary sectors and below-benchmark weights in financials, consumer staples and energy. During the latter half of the year, we added to information technology, utilities, telecommunication services and industrials, and reduced our weightings in health care, financials and energy. Significant purchases included Lehman Brothers Holdings, Inc., Citigroup Inc., Western Digital Corporation and SanDisk Corporation. We liquidated holdings in Bank of America Corporation, U.S. Bancorp and Washington Mutual, Inc.

INVESTMENT ENVIRONMENT

  The year 2003 marked the end of the longest and deepest equity bear market in the United States since the Great Depression. The equity market recorded better-than-consensus returns as a result of better-than-expected earnings that came from stunning productivity gains and modest revenue growth.

  Although the market struggled somewhat prior to commencement of war in Iraq, once conflict began, it moved decisively ahead. In fact, through year end, the market never experienced more than a 5% pullback. As is the usual case after a major bear market low, the best performers were companies characterized as lower-quality, high-beta names. Small cap companies also fared well. Fixed income markets witnessed record quality spread contraction along with slightly higher yields for most Treasury securities.

  At the end of 2003, the U.S. economy was performing well and was seen as more balanced than was the case at the beginning of the year. Along with stimulative monetary and fiscal policy and continued strong consumer spending, capital spending decisively turned up, job growth began and export markets started to revive.

LOOKING AHEAD

  Favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations have been responsible for the first year of the equity bull market that began in October 2002. However, we believe the stimulus from falling interest rates and excess liquidity that helped fuel consumer spending throughout the economic downturn is likely to diminish, and the economic growth baton will pass from the U.S. consumer to the rest of the U.S. economy and the world. Higher confidence levels regarding sustainability of growth, an easing of deflation fears and a declining dollar are likely to cause rising interest rates across the yield curve, prompting the Federal Reserve Board to begin increasing the Federal Funds rate, which is at a two-generation low of 1%, to more normal levels.

  Certainly, earnings growth is the requirement for the equity bull market to continue. While we expect earnings growth to continue in 2004, the advance is likely to be less robust with less breadth. In such an environment, good stock selection is paramount. Higher-quality, higher-

--------------------------------------------------------------------------------

capitalization, lower-beta and non-U.S. securities are likely to have better relative performance in 2004, in our view. While the cyclical environment remains positive, as equity prices advance and the business cycle matures, the secular problems of high debt, low savings and the twin deficits may rear their ugly heads. Our 2004 outlook remains in the context of an 8-5-2 world: 8% return for stocks, 5% for bonds and 2% for cash over a five-year--ten-year period. Inside the markets, we expect that the phrase "a stock picker's market" will remain relevant, and it is likely that intelligent trading and tactical asset allocation will continue to be rewarded.

IN CONCLUSION

  We thank you for your continued investment in Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                              LARGE CAP CORE V.I. FUND+-CLASS
                                                                         I SHARES*                     RUSSELL 1000 INDEX++
                                                              -------------------------------          --------------------
12/93                                                                     10000.00                           10000.00
12/94                                                                      9880.00                           10039.00
12/95                                                                     12114.00                           13830.00
12/96                                                                     14282.00                           16935.00
12/97                                                                     17666.00                           22498.00
12/98                                                                     20418.00                           28578.00
12/99                                                                     26835.00                           34554.00
12/00                                                                     24191.00                           31863.00
12/01                                                                     22403.00                           27896.00
12/02                                                                     18598.00                           21856.00
12/03                                                                     24461.00                           28389.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/03                                        +31.52%
----------------------------------------------------------------------
Five Years Ended 12/31/03                                      + 3.68
----------------------------------------------------------------------
Ten Years Ended 12/31/03                                       + 9.36
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2003                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +16.47%        +31.52%
-----------------------------------------------------------------------------------------
Russell 1000 Index**                                             +15.63         +29.89
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                          SHARES                                                                           PERCENT OF
INDUSTRY(++)                HELD                        COMMON STOCKS                          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &            120,000    +J.B. Hunt Transport Services, Inc. ..................  $  3,241,200       0.6%
LOGISTICS
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS           77,000    Lear Corporation......................................     4,722,410       0.9
---------------------------------------------------------------------------------------------------------------------
BEVERAGES                153,000    +Constellation Brands, Inc. (Class A).................     5,038,290       1.0
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY             70,000    +Genentech, Inc. .....................................     6,549,900       1.3
                          76,000    +Invitrogen Corporation...............................     5,320,000       1.0
                                                                                            ------------     -----
                                                                                              11,869,900       2.3
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS          429,000    +E* TRADE Group, Inc. ................................     5,426,850       1.1
                         244,000    J.P. Morgan Chase & Co. ..............................     8,962,120       1.7
                          81,000    Lehman Brothers Holdings, Inc. .......................     6,254,820       1.2
                                                                                            ------------     -----
                                                                                              20,643,790       4.0
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS           8,000    Bank of America Corporation...........................       643,440       0.1
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL               105,000    +Career Education Corporation.........................     4,207,350       0.8
SERVICES &
SUPPLIES                 298,000    +Cendant Corporation..................................     6,636,460       1.3
                         103,000    H&R Block, Inc. ......................................     5,703,110       1.1
                          83,000    +ITT Educational Services, Inc. ......................     3,898,510       0.8
                          41,000    +University of Phoenix Online.........................     2,826,130       0.5
                                                                                            ------------     -----
                                                                                              23,271,560       4.5
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS           152,000    Adtran, Inc. .........................................     4,712,000       0.9
EQUIPMENT                272,000    +Avaya Inc. ..........................................     3,519,680       0.7
                         431,000    +Cisco Systems, Inc. .................................    10,468,990       2.0
                         178,000    +Emulex Corporation...................................     4,749,040       0.9
                         201,000    +Foundry Networks, Inc. ..............................     5,499,360       1.1
                         494,000    Motorola, Inc. .......................................     6,950,580       1.3
                         128,000    +Polycom, Inc. .......................................     2,498,560       0.5
                         197,000    Scientific-Atlanta, Inc. .............................     5,378,100       1.0
                         134,000    +UTStarcom, Inc. .....................................     4,967,380       1.0
                                                                                            ------------     -----
                                                                                              48,743,690       9.4
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &              246,000    +Dell Inc. ...........................................     8,354,160       1.6
PERIPHERALS
                          24,000    International Business Machines Corporation...........     2,224,320       0.4
                          87,000    +SanDisk Corporation..................................     5,319,180       1.1
                         135,000    +Storage Technology Corporation.......................     3,476,250       0.7
                         495,000    +Western Digital Corporation..........................     5,836,050       1.1
                                                                                            ------------     -----
                                                                                              25,209,960       4.9
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE          26,000    Capital One Financial Corporation.....................     1,593,540       0.3
                          63,000    MBNA Corporation......................................     1,565,550       0.3
                                                                                            ------------     -----
                                                                                               3,159,090       0.6
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED              366,000    Citigroup Inc. .......................................    17,765,640       3.4
FINANCIAL SERVICES
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED              296,000    Sprint Corporation....................................     4,860,320       0.9
TELECOMMUNICATION
SERVICES
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES       268,000    Edison International..................................     5,877,240       1.1
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL               165,000    Rockwell Automation Inc. .............................     5,874,000       1.1
EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC                94,000    +Agilent Technologies, Inc. ..........................     2,748,560       0.6
EQUIPMENT &              159,000    +Waters Corporation...................................     5,272,440       1.0
INSTRUMENTS
                                                                                            ------------     -----
                                                                                               8,021,000       1.6
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES           157,000    CVS Corporation.......................................     5,670,840       1.1
RETAILING                 31,000    Wal-Mart Stores, Inc. ................................     1,644,550       0.3
                                                                                            ------------     -----
                                                                                               7,315,390       1.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                          SHARES                                                                           PERCENT OF
INDUSTRY(++)                HELD                        COMMON STOCKS                          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE              105,000    Bausch & Lomb Incorporated............................  $  5,449,500       1.1%
EQUIPMENT &              106,000    Beckman Coulter Inc. .................................     5,387,980       1.0
SUPPLIES
                                                                                            ------------     -----
                                                                                              10,837,480       2.1
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE               41,000    +Anthem, Inc. ........................................     3,075,000       0.6
PROVIDERS &              133,000    +DaVita, Inc..........................................     5,187,000       1.0
SERVICES
                         238,000    +Humana Inc. .........................................     5,438,300       1.1
                         130,000    Omnicare, Inc. .......................................     5,250,700       1.0
                         121,000    Oxford Health Plans, Inc. ............................     5,263,500       1.0
                          81,000    +PacifiCare Health Systems, Inc. .....................     5,475,600       1.1
                         698,000    +Service Corporation International                         3,762,220       0.7
                                                                                            ------------     -----
                                                                                              33,452,320       6.5
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS      131,000    Applebee's International, Inc. .......................     5,144,370       1.0
& LEISURE                105,000    GTECH Holdings Corporation............................     5,196,450       1.0
                         155,000    International Game Technology.........................     5,533,500       1.1
                                                                                            ------------     -----
                                                                                              15,874,320       3.1
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES       115,000    +American Greetings Corporation (Class A).............     2,515,050       0.5
                           8,000    Centex Corporation....................................       861,200       0.2
                         122,000    D.R. Horton, Inc. ....................................     5,277,720       1.0
                          78,000    Fortune Brands, Inc. .................................     5,576,220       1.1
                          33,000    +Hovnanian Enterprises, Inc. (Class A)................     2,872,980       0.5
                          71,000    KB HOME...............................................     5,148,920       1.0
                          55,000    Lennar Corporation (Class A)..........................     5,280,000       1.0
                          10,000    +NVR, Inc. ...........................................     4,660,000       0.9
                          56,000    Pulte Corporation.....................................     5,242,720       1.0
                          57,000    The Ryland Group, Inc. ...............................     5,052,480       1.0
                          15,000    Whirlpool Corporation.................................     1,089,750       0.2
                                                                                            ------------     -----
                                                                                              43,577,040       8.4
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS        10,000    The Procter & Gamble Company..........................       998,800       0.2
---------------------------------------------------------------------------------------------------------------------
IT SERVICES              185,000    +CheckFree Corp. .....................................     5,115,250       1.0
                         112,000    +Cognizant Technology Solutions Corporation...........     5,111,680       1.0
                         122,000    +Computer Sciences Corporation........................     5,396,060       1.0
                                                                                            ------------     -----
                                                                                              15,622,990       3.0
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL               347,000    General Electric Company..............................    10,750,060       2.1
CONGLOMERATES             94,000    Textron, Inc. ........................................     5,363,640       1.0
                                                                                            ------------     -----
                                                                                              16,113,700       3.1
---------------------------------------------------------------------------------------------------------------------
INSURANCE                 32,000    American International Group, Inc. ...................     2,120,960       0.4
                         105,000    Berkley (W.R.) Corporation............................     3,669,750       0.7
                          29,000    Lincoln National Corporation..........................     1,170,730       0.2
                          94,000    MBIA, Inc. ...........................................     5,567,620       1.1
                                                                                            ------------     -----
                                                                                              12,529,060       2.4
---------------------------------------------------------------------------------------------------------------------
MACHINERY                104,000    Cummins Engine Company, Inc. .........................     5,089,760       1.0
---------------------------------------------------------------------------------------------------------------------
MEDIA                     38,000    +Getty Images, Inc. ..................................     1,904,940       0.4
---------------------------------------------------------------------------------------------------------------------
METALS & MINING            9,000    +Phelps Dodge Corporation.............................       684,810       0.1
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL         238,000    Dollar General Corporation............................     4,995,620       1.0
                          35,000    Federated Department Stores, Inc. ....................     1,649,550       0.3
                          48,000    The May Department Stores Company.....................     1,395,360       0.3
                          89,000    Nordstrom, Inc. ......................................     3,052,700       0.6
                          97,000    Sears, Roebuck & Co. .................................     4,412,530       0.8
                                                                                            ------------     -----
                                                                                              15,505,760       3.0
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &        454,000    +Calpine Corporation..................................     2,183,740       0.4
UNREGULATED POWER      1,208,000    Dynegy Inc. (Class A).................................     5,170,240       1.0
                         573,000    The Williams Companies, Inc. .........................     5,626,860       1.1
                                                                                            ------------     -----
                                                                                              12,980,840       2.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                          SHARES                                                                           PERCENT OF
INDUSTRY(++)                HELD                        COMMON STOCKS                          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                209,000    Exxon Mobil Corporation...............................  $  8,569,000       1.7%
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST           184,000    Georgia-Pacific Group.................................     5,643,280       1.1
PRODUCTS
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS           44,000    Johnson & Johnson.....................................     2,273,040       0.4
                         212,000    Mylan Laboratories, Inc. .............................     5,355,120       1.0
                         241,000    Pfizer, Inc. .........................................     8,514,530       1.7
                                                                                            ------------     -----
                                                                                              16,142,690       3.1
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &         296,000    +Amkor Technology, Inc. ..............................     5,390,160       1.0
SEMICONDUCTOR            645,000    +Atmel Corporation....................................     3,876,450       0.8
EQUIPMENT                258,000    +Cypress Semiconductor Corporation....................     5,510,880       1.1
                          90,000    +Fairchild Semiconductor Corporation..................     2,247,300       0.4
                         174,000    Intel Corporation.....................................     5,602,800       1.1
                          97,000    +International Rectifier Corp.........................     4,792,770       0.9
                         125,000    +National Semiconductor Corporation...................     4,926,250       1.0
                                                                                            ------------     -----
                                                                                              32,346,610       6.3
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                 244,000    Microsoft Corporation.................................     6,719,760       1.3
                         156,000    +VERITAS Software Corporation.........................     5,796,960       1.1
                                                                                            ------------     -----
                                                                                              12,516,720       2.4
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL         284,000    +AutoNation, Inc. ....................................     5,217,080       1.0
                          57,000    Best Buy Co., Inc. ...................................     2,977,680       0.6
                         138,000    Foot Locker, Inc. ....................................     3,236,100       0.6
                         272,000    The Gap, Inc. ........................................     6,313,120       1.2
                         210,000    +Staples, Inc. .......................................     5,733,000       1.1
                                                                                            ------------     -----
                                                                                              23,476,980       4.5
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &      138,000    +Coach, Inc. .........................................     5,209,500       1.0
LUXURY GOODS              61,000    +Columbia Sportswear Company..........................     3,324,500       0.7
                                                                                            ------------     -----
                                                                                               8,534,000       1.7
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE        70,667    Countrywide Credit Industries, Inc. ..................     5,360,067       1.1
FINANCE                  154,000    New York Community Bancorp, Inc. .....................     5,859,700       1.1
                                                                                            ------------     -----
                                                                                              11,219,767       2.2
---------------------------------------------------------------------------------------------------------------------
WIRELESS                 648,000    +AT&T Wireless Services Inc. .........................     5,177,520       1.0
TELECOMMUNICATION        236,000    +Nextel Communications, Inc. (Class A)................     6,622,160       1.3
SERVICES               1,037,000    +Sprint Corp. (PCS Group).............................     5,827,940       1.1
                                                                                            ------------     -----
                                                                                              17,627,620       3.4
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS (COST--$440,821,955)..............   517,505,407     100.0
---------------------------------------------------------------------------------------------------------------------
                     BENEFICIAL
                      INTEREST/
                     SHARES HELD                    SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                     $45,667,013    Merrill Lynch Liquidity Series, LLC Money Market
                                      Series(a)(b)........................................    45,667,013       8.8
                      15,222,337    Merrill Lynch Premier Institutional Fund(a)(b)........    15,222,337       2.9
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES (COST--$60,889,350).......    60,889,350      11.7
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS (COST--$501,711,305)................   578,394,757     111.7
                                    LIABILITIES IN EXCESS OF OTHER ASSETS.................   (60,674,787)    (11.7)
                                                                                            ------------     -----
                                    NET ASSETS............................................  $517,719,970     100.0%
                                                                                            ============     =====
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

+    Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                             INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $    600,370        $42,923
Merrill Lynch Premier Institutional Fund....................   (24,742,421)       $24,935
----------------------------------------------------------------------------------------------

(b)  Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $58,280,646)
  (identified cost--$501,711,305)...........................                  $578,394,757
Foreign cash (cost--$368)...................................                           350
Receivables:
  Securities sold...........................................  $   3,642,278
  Dividends.................................................        250,123
  Securities lending--net...................................          5,638
  Interest..................................................            260      3,898,299
                                                              -------------
Prepaid expenses............................................                         2,516
                                                                              ------------
Total assets................................................                   582,295,922
                                                                              ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    60,889,350
Payables:
  Securities purchased......................................      2,442,451
  Custodian bank............................................      1,119,830
  Capital shares redeemed...................................         55,135
  Investment adviser........................................         32,267
  Other affiliates..........................................          6,059      3,655,742
                                                              -------------
Accrued expenses............................................                        30,860
                                                                              ------------
Total liabilities...........................................                    64,575,952
                                                                              ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $517,719,970
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                  $  2,041,729
Paid-in capital in excess of par............................                   545,680,987
Accumulated distributions in excess of investment
  income--net...............................................  $     (77,069)
Accumulated realized capital losses on investments--net.....   (106,609,111)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     76,683,434
                                                              -------------
Total accumulated losses--net...............................                   (30,002,746)
                                                                              ------------
NET ASSETS..................................................                  $517,719,970
                                                                              ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $517,719,970 and 20,417,293
  shares outstanding........................................                  $      25.36
                                                                              ============
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++   The Fund had no outstanding shares for Class II or Class III as of December
31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $  4,171,372
Securities lending--net.....................................                      67,858
Interest....................................................                         671
                                                                            ------------
Total income................................................                   4,239,901
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,130,143
Accounting services.........................................      154,320
Custodian fees..............................................       45,400
Professional fees...........................................       43,798
Printing and shareholder reports............................       43,386
Directors' fees and expenses................................       29,429
Transfer agent fees.........................................        5,001
Other.......................................................       18,073
                                                              -----------
Total expenses..............................................                   2,469,550
                                                                            ------------
Investment income--net......................................                   1,770,351
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET:
Realized gain on investments--net...........................                  41,268,251
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   84,388,408
  Foreign currency transactions--net........................            8     84,388,416
                                                              -----------   ------------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                 125,656,667
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $127,427,018
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2003            2002
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  1,770,351    $   3,898,478
Realized gain (loss) on investments--net....................      41,268,251      (49,708,825)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      84,388,416      (50,241,922)
                                                                ------------    -------------
Net increase (decrease) in net assets resulting from
  operations................................................     127,427,018      (96,052,269)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (1,825,008)      (3,925,945)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (42,808,187)     (61,833,163)
                                                                ------------    -------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      82,793,823     (161,811,377)
Beginning of year...........................................     434,926,147      596,737,524
                                                                ------------    -------------
End of year*................................................    $517,719,970    $ 434,926,147
                                                                ============    =============
---------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................    $    (77,069)   $     (23,244)
                                                                ============    =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                       CLASS I+
FINANCIAL STATEMENTS.                                       --------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2003        2002        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................  $  19.35    $  23.52    $  25.61    $  39.93    $  38.12
                                                            --------    --------    --------    --------    --------
Investment income--net(++)................................       .08         .16         .20         .44         .19
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................      6.02       (4.15)      (2.09)      (4.16)      10.46
                                                            --------    --------    --------    --------    --------
Total from investment operations..........................      6.10       (3.99)      (1.89)      (3.72)      10.65
                                                            --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................................      (.09)       (.18)       (.20)       (.48)       (.56)
  In excess of investment income--net.....................        --          --          --        (.16)       (.02)
  Realized gain on investments--net.......................        --          --          --++     (8.58)      (8.26)
  In excess of realized gain on investments--net..........        --          --          --       (1.38)         --
                                                            --------    --------    --------    --------    --------
Total dividends and distributions.........................      (.09)       (.18)       (.20)     (10.60)      (8.84)
                                                            --------    --------    --------    --------    --------
Net asset value, end of year..............................  $  25.36    $  19.35    $  23.52    $  25.61    $  39.93
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share........................    31.52%     (16.98%)     (7.39%)     (9.85%)     31.43%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................      .54%        .56%        .53%        .49%        .49%
                                                            ========    ========    ========    ========    ========
Investment income--net....................................      .39%        .74%        .86%       1.14%        .52%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....................  $517,720    $434,926    $596,738    $761,558    $958,313
                                                            ========    ========    ========    ========    ========
Portfolio turnover........................................   124.56%     115.39%     170.43%     102.12%      77.73%
                                                            ========    ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.

+    Effective September 2 ,2003, Class A Shares were redesignated Class I
     Shares.

++   Amount is less than $(.01) per share.

(++) Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Core V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by

--------------------------------------------------------------------------------

the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the

--------------------------------------------------------------------------------

event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

  (j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no significant reclassifications in the current year.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.


  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2003, the Fund lent securities with a value of $8,394,671 to MLPF&S or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $28,255 in securities lending agent fees from the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $9,952 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $570,586,253 and $613,778,552, respectively.

  Net realized gains for the year ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                           Gains      Gains (Losses)
--------------------------------------------------------------------
Long-term investments.................  $41,268,251    $76,683,452
Foreign currency transactions.........           --            (18)
                                        -----------    -----------
Total.................................  $41,268,251    $76,683,434
                                        ===========    ===========
--------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $69,082,452, of which $84,938,189 related to appreciated securities and $15,855,737 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $509,312,305.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
---------------------------------------------------------

  Class I Shares for the Year Ended
          December 31, 2003+              Shares     Dollar Amount
------------------------------------------------------------------
Shares sold...........................     371,145   $  8,119,902
Shares issued to shareholders in
 reinvestment of dividends............      71,879      1,825,008
                                        ----------   ------------
Total issued..........................     443,024      9,944,910
Shares redeemed.......................  (2,502,401)   (52,753,097)
                                        ----------   ------------
Net decrease..........................  (2,059,377)  $(42,808,187)
                                        ==========   ============
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

---------------------------------------------------------

Class I Shares for the Year Ended
December 31, 2002+                        Shares     Dollar Amount
------------------------------------------------------------------
Shares sold...........................     756,815   $ 17,586,545
Shares issued to shareholders in
 reinvestment of dividends............     202,743      3,925,945
                                        ----------   ------------
Total issued..........................     959,558     21,512,490
Shares redeemed.......................  (3,855,197)   (83,345,653)
                                        ----------   ------------
Net decrease..........................  (2,895,639)  $(61,833,163)
                                        ==========   ============
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. SHORT-TERM BORROWINGS:


The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

------------------------------------------------------------------
                                           12/31/2003   12/31/2002
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $1,825,008   $3,925,945
                                           ----------   ----------
Total taxable distributions..............  $1,825,008   $3,925,945
                                           ==========   ==========
------------------------------------------------------------------

As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net...............  $          --
 Undistributed long-term capital gains--net.......             --
                                                    -------------
 Total undistributed earnings--net................             --
 Capital loss carryforward........................    (99,008,110)*
 Unrealized gains--net............................     69,005,364**
                                                    -------------
 Total accumulated losses--net....................  $ (30,002,746)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $99,008,110, of which $53,032,267 expires in 2009 and $45,975,843 expires in
   2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP CORE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
LARGE CAP CORE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  On November 24, 2003, Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc. reorganized and became Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. At the same time, Class A and Class B Shares of the Fund were redesignated Class I Shares and Class II Shares. The Fund also began offering Class III Shares to certain qualified investors. The Fund's investment objective has remained the same.

  Large Cap Growth V.I. Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Growth Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2003 the Fund's Class I Shares had a total return of +34.01%, 4.26 percentage points ahead of its unmanaged benchmark, the Russell 1000 Growth Index, which returned +29.75% for the same period. The Fund's relative outperformance was a result of stock selection within the health care, industrials and consumer staples sectors. The Fund also benefited from an overweighted position in telecommunication services.

  Throughout the year, we continued to concentrate on more cyclical areas of the marketplace, focusing on companies and sectors with good near-term earnings prospects and reasonable valuations. As a result of this strategy, we carried above-benchmark weights in the information technology and consumer discretionary sectors and below benchmark weights in financials, consumer staples and energy. During the second half of the year, we added to the Fund's information technology and financial holdings and reduced our weightings in health care and energy investments. Significant purchases included Intel Corporation, Texas Instruments Incorporated, Cisco Systems, Inc. and Western Digital Corporation. We liquidated holdings, including Merck & Co., Inc, Varian Medical Systems, Inc., Fannie Mae and Amgen Inc.

INVESTMENT ENVIRONMENT

  The year 2003 marked the end of the longest and deepest equity bear market in the United States since the Great Depression. The equity market recorded better-than-consensus returns as a result of better-than-expected earnings that came from stunning productivity gains and modest revenue growth.

  Although the market struggled somewhat prior to commencement of war in Iraq, once conflict began, it moved decisively ahead. In fact, through year end, the market never experienced more than a 5% pullback. As is the usual case after a major bear market low, the best performers were companies characterized as lower-quality, high-beta names. Small cap companies also fared well. Fixed income markets witnessed record quality spread contraction along with slightly higher yields for most Treasury securities.

  At the end of 2003, the U.S. economy was performing well and was seen as more balanced than was the case at the beginning of the year. Along with stimulative monetary and fiscal policy and continued strong consumer spending, capital spending decisively turned up, job growth began and export markets started to revive.

LOOKING AHEAD

  Favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations have been responsible for the first year of the equity bull market that began in October 2002. However, we believe the stimulus from falling interest rates and excess liquidity that helped fuel consumer spending throughout the economic downturn is likely to diminish and the economic growth baton will pass from the U.S. consumer to the rest of the U.S. economy and the world. Higher confidence levels regarding sustainability of growth, an easing of deflation fears and a declining dollar are likely to cause rising interest rates across the yield curve, prompting the Federal Reserve Board to begin moving the Federal Funds rate, which is at a two-generation low of 1%, to more normal levels.

  Certainly, earnings growth is the requirement for the equity bull market to continue. While we expect earnings growth to continue in 2004, the advance is likely to be less robust with less breadth. In such an environment, good stock selection is paramount. Higher-quality, higher-capitalization, lower-beta and non-U.S. securities are likely to have better relative performance in 2004, in our view. While the cyclical

--------------------------------------------------------------------------------

environment remains positive, as equity prices advance and the business cycle matures, the secular problems of high debt, low savings and the twin deficits may rear their ugly heads. Our 2004 outlook remains in the context of an 8-5-2 world: 8% return for stocks, 5% for bonds and 2% for cash over a five-to-ten year period. Inside the markets, we expect that the phrase "a stock picker's market" will remain relevant, and it is likely that intelligent trading and tactical asset allocation will continue to be rewarded.

IN CONCLUSION

  We thank you for your continued investment in Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                               MERRILL LYNCH LARGE CAP GROWTH
                                                                V.I. FUND+--CLASS I SHARES*        RUSSELL 1000 GROWTH INDEX++
                                                               ------------------------------      ---------------------------
4/30/99**                                                                  10000                              10000
12/99                                                                      12094                              12504
12/00                                                                      10166                               9700
12/01                                                                       9218                               7719
12/02                                                                       7062                               5567
12/03                                                                       9463                               7223

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/03                                        +34.01%
----------------------------------------------------------------------
Inception (4/30/99) through 12/31/03                           - 1.17
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +19.48%        +34.01%
-----------------------------------------------------------------------------------------
Russell 1000 Growth Index**                                      +14.73         +29.75
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.
** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY(++)                         HELD                     COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                5,700       +L-3 Communications Holdings, Inc. ........  $   292,752        0.3%
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS           32,600       +J.B. Hunt Transport Services, Inc. .......      880,526        1.0
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                   13,800       Autoliv, Inc. .............................      519,570        0.6
---------------------------------------------------------------------------------------------------------------------
BEVERAGES                         15,100       +Constellation Brands, Inc. (Class A)......      497,243        0.6
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                     16,000       +Celgene Corporation.......................      720,320        0.8
                                  12,100       +Genentech, Inc. ..........................    1,132,197        1.3
                                  11,700       +Genzyme Corporation.......................      577,278        0.7
                                  13,200       +Invitrogen Corporation....................      924,000        1.1
                                                                                            -----------      -----
                                                                                              3,353,795        3.9
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                   72,900       +E* TRADE Group, Inc. .....................      922,185        1.0
                                  12,000       Legg Mason, Inc. ..........................      926,160        1.1
                                                                                            -----------      -----
                                                                                              1,848,345        2.1
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                  16,900       Popular, Inc. .............................      759,486        0.9
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             17,900       +Career Education Corporation..............      717,253        0.9
SUPPLIES
                                  43,000       +Cendant Corporation.......................      957,610        1.1
                                  12,700       +Corinthian Colleges, Inc. ................      705,612        0.8
                                  18,700       H&R Block, Inc. ...........................    1,035,419        1.2
                                  18,700       +ITT Educational Services, Inc. ...........      878,339        1.0
                                  12,600       +University of Phoenix Online..............      868,518        1.0
                                                                                            -----------      -----
                                                                                              5,162,751        6.0
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          25,400       Adtran, Inc. ..............................      787,400        0.9
                                 102,900       +Cisco Systems, Inc. ......................    2,499,441        2.9
                                  76,100       +Corning Incorporated......................      793,723        0.9
                                  27,700       +Emulex Corporation........................      739,036        0.9
                                  36,100       +Foundry Networks, Inc. ...................      987,696        1.1
                                  34,300       +Juniper Networks, Inc. ...................      640,724        0.7
                                  74,900       Motorola, Inc. ............................    1,053,843        1.2
                                  34,300       +Nortel Networks Corporation...............      145,089        0.2
                                  41,800       +Polycom, Inc. ............................      815,936        0.9
                                  24,600       +UTStarcom, Inc. ..........................      911,922        1.1
                                                                                            -----------      -----
                                                                                              9,374,810       10.8
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS           18,300       +Dell Inc. ................................      621,468        0.7
                                  15,000       +SanDisk Corporation.......................      917,100        1.1
                                  83,100       +Western Digital Corporation...............      979,749        1.1
                                                                                            -----------      -----
                                                                                              2,518,317        2.9
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                  10,300       Capital One Financial Corporation..........      631,287        0.7
                                  45,700       MBNA Corporation...........................    1,135,645        1.3
                                                                                            -----------      -----
                                                                                              1,766,932        2.0
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            30,000       +Agilent Technologies, Inc. ...............      877,200        1.0
INSTRUMENTS
                                  37,400       +Arrow Electronics, Inc. ..................      865,436        1.0
                                  42,100       PerkinElmer, Inc. .........................      718,647        0.8
                                  72,400       +Sanmina--SCI Corporation..................      912,964        1.1
                                  25,500       +Waters Corporation........................      845,580        1.0
                                                                                            -----------      -----
                                                                                              4,219,827        4.9
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING         140,100       +Rite Aid Corporation......................      846,204        1.0
                                  10,300       Wal-Mart Stores, Inc. .....................      546,415        0.6
                                                                                            -----------      -----
                                                                                              1,392,619        1.6
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           16,900       Bausch & Lomb Incorporated.................      877,110        1.0
SUPPLIES
                                  17,400       Beckman Coulter Inc. ......................      884,442        1.0
                                  16,500       +Fisher Scientific International Inc. .....      682,605        0.8
                                   6,100       +Respironics, Inc. ........................      275,049        0.3
                                                                                            -----------      -----
                                                                                              2,719,206        3.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY(++)                         HELD                     COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           23,100       +DaVita, Inc. .............................  $   900,900        1.0%
SERVICES
                                  19,400       Omnicare, Inc. ............................      783,566        0.9
                                  19,300       Oxford Health Plans, Inc. .................      839,550        1.0
                                                                                            -----------      -----
                                                                                              2,524,016        2.9
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             19,200       Applebee's International, Inc. ............      753,984        0.9
LEISURE
                                  16,400       GTECH Holdings Corporation.................      811,636        1.0
                                  27,600       International Game Technology..............      985,320        1.1
                                  25,900       Station Casinos, Inc.  ....................      793,317        0.9
                                                                                            -----------      -----
                                                                                              3,344,257        3.9
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                 7,800       Centex Corporation.........................      839,670        1.0
                                  19,100       D.R. Horton, Inc. .........................      826,266        1.0
                                   9,300       +Hovnanian Enterprises, Inc. (Class A).....      809,658        0.9
                                   8,400       Lennar Corporation (Class A)...............      806,400        0.9
                                   1,400       +NVR, Inc. ................................      652,400        0.7
                                                                                            -----------      -----
                                                                                              3,934,394        4.5
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                       20,400       +Cognizant Technology Solutions
                                                 Corporation..............................      931,056        1.1
                                  26,000       Total System Services, Inc. ...............      809,380        0.9
                                                                                            -----------      -----
                                                                                              1,740,436        2.0
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES         104,000       General Electric Company...................    3,221,920        3.7
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL         16,600       +Amazon.com, Inc. .........................      873,824        1.0
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS       8,000       Polaris Industries, Inc. ..................      708,640        0.8
---------------------------------------------------------------------------------------------------------------------
MEDIA                             16,300       +Getty Images, Inc. .......................      817,119        0.9
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                   22,500       Freeport-McMoRan Copper & Gold, Inc. (Class
                                                 B).......................................      947,925        1.1
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                  44,800       Dollar General Corporation.................      940,352        1.1
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   13,800       Johnson & Johnson..........................      712,908        0.8
                                  37,100       Mylan Laboratories, Inc. ..................      937,146        1.1
                                  77,000       Pfizer, Inc. ..............................    2,720,410        3.1
                                                                                            -----------      -----
                                                                                              4,370,464        5.0
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  49,600       +Amkor Technology, Inc. ...................      903,216        1.1
SEMICONDUCTOR EQUIPMENT
                                 147,900       +Atmel Corporation.........................      888,879        1.0
                                  41,600       +Cypress Semiconductor Corporation.........      888,576        1.0
                                  35,900       +Fairchild Semiconductor Corporation.......      896,423        1.0
                                 130,200       Intel Corporation..........................    4,192,440        4.8
                                   8,500       +International Rectifier Corp. ............      419,985        0.5
                                  19,700       +National Semiconductor Corporation........      776,377        0.9
                                  10,900       +RF Micro Devices, Inc. ...................      109,545        0.1
                                  57,000       Texas Instruments Incorporated.............    1,674,660        2.0
                                                                                            -----------      -----
                                                                                             10,750,101       12.4
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                          83,000       Microsoft Corporation......................    2,285,820        2.6
                                  22,200       +Symantec Corporation......................      769,230        0.9
                                  29,300       +VERITAS Software Corporation..............    1,088,788        1.3
                                                                                            -----------      -----
                                                                                              4,143,838        4.8
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY(++)                         HELD                     COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   2,600       +AutoZone, Inc. ...........................  $   221,546        0.2%
                                  26,300       +Barnes & Noble, Inc. .....................      863,955        1.0
                                  16,600       Best Buy Co., Inc. ........................      867,184        1.0
                                  46,700       Blockbuster Inc. (Class A).................      838,265        1.0
                                  45,800       Claire's Stores, Inc. .....................      862,872        1.0
                                  36,000       Foot Locker, Inc. .........................      844,200        1.0
                                  49,600       The Gap, Inc. .............................    1,151,216        1.3
                                  16,800       The Home Depot, Inc. ......................      596,232        0.7
                                  10,300       Michael's Stores...........................      455,260        0.5
                                  17,800       +Staples, Inc. ............................      485,940        0.6
                                                                                            -----------      -----
                                                                                              7,186,670        8.3
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY        22,700       +Coach, Inc. ..............................      856,925        1.0
GOODS
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE        24,100       New York Community Bancorp, Inc. ..........      917,005        1.1
---------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION        80,900       +AT&T Wireless Services Inc. ..............      646,391        0.8
SERVICES
                                  47,100       +American Tower Corporation (Class A)......      509,622        0.6
                                  49,900       +Nextel Communications, Inc. (Class A).....    1,400,194        1.6
                                 172,100       +Sprint Corp. (PCS Group)..................      967,202        1.1
                                                                                            -----------      -----
                                                                                              3,523,409        4.1
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS (COST--$73,408,536)       86,107,474       99.3
---------------------------------------------------------------------------------------------------------------------
                     BENEFICIAL INTEREST/
                              SHARES HELD                 SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $1,065,240       Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I(a)........................    1,065,240        1.2
                              $1,098,750       Merrill Lynch Liquidity Series, LLC Money
                                                 Market Series(a)(b)......................    1,098,750        1.3
                                 366,250       Merrill Lynch Premier Institutional
                                                 Fund(a)(b)...............................      366,250        0.4
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$2,530,240).........................    2,530,240        2.9
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$75,938,776)......   88,637,714      102.2
                                               LIABILITIES IN EXCESS OF OTHER ASSETS......   (1,940,286)      (2.2)
                                                                                            -----------      -----
                                               NET ASSETS.................................  $86,697,428      100.0%
                                                                                            ===========      =====
---------------------------------------------------------------------------------------------------------------------

+       Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------
                                                                 NET       INTEREST/
AFFILIATE                                                      ACTIVITY    DIVIDEND INCOME
------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $1,065,240       $1,022
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $ (122,374)      $3,360
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $1,098,750       $  167
Merrill Lynch Premier Institutional Fund....................     366,250       $   58
------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $1,423,800) (identified cost--$75,938,776)................                  $ 88,637,714
Cash........................................................                       115,436
Receivables:
  Securities sold...........................................  $  1,581,904
  Capital shares sold.......................................        75,806
  Dividends.................................................        45,136
  Interest..................................................           767
  Securities lending--net...................................           646       1,704,259
                                                              ------------
Prepaid expenses............................................                         1,651
                                                                              ------------
Total assets................................................                    90,459,060
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     1,465,000
Payables:
  Securities purchased......................................     2,189,838
  Capital shares redeemed...................................        43,178
  Investment adviser........................................         7,613
  Reorganization costs......................................         6,635
  Other affiliates..........................................         1,589       2,248,853
                                                              ------------
Accrued expenses............................................                        47,779
                                                                              ------------
Total liabilities...........................................                     3,761,632
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 86,697,428
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $    936,679
Paid-in capital in excess of par............................                   154,214,235
Accumulated realized capital losses on investments--net.....  $(81,152,424)
Unrealized appreciation on investments--net.................    12,698,938
                                                              ------------
Total accumulated losses--net...............................                   (68,453,486)
                                                                              ------------
NET ASSETS..................................................                  $ 86,697,428
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $86,697,428 and 9,366,787
  shares outstanding........................................                  $       9.26
                                                                              ============
-------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class III as of December 31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                 $   376,363
Interest....................................................                       4,221
Securities lending--net.....................................                         225
                                                                             -----------
Total income................................................                     380,809
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   384,894
Professional fees...........................................       62,480
Accounting services.........................................       36,332
Custodian fees..............................................       31,964
Printing and shareholder reports............................       24,660
Directors' fees and expenses................................       17,403
Reorganization costs........................................        6,635
Transfer agent fees.........................................        5,001
Registration fees...........................................        3,018
Pricing services............................................          878
Other.......................................................       35,606
                                                              -----------
Total expenses..............................................                     608,871
                                                                             -----------
Investment loss--net........................................                    (228,062)
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                   5,074,902
Change in unrealized appreciation/depreciation on
  investments--net..........................................                  13,246,519
                                                                             -----------
Total realized and unrealized gain on investments--net......                  18,321,421
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $18,093,359
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss--net........................................  $  (228,062)      $   (255,028)
Realized gain (loss) on investments--net....................    5,074,902         (7,568,199)
Change in unrealized appreciation/depreciation on
  investments--net..........................................   13,246,519         (4,683,967)
                                                              -----------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................   18,093,359        (12,507,194)
                                                              -----------       ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   23,504,318          9,739,419
                                                              -----------       ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   41,597,677         (2,767,775)
Beginning of year...........................................   45,099,751         47,867,526
                                                              -----------       ------------
End of year.................................................  $86,697,428       $ 45,099,751
                                                              ===========       ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS I(++++)
THE FOLLOWING PER SHARE DATA AND RATIOS      -----------------------------------------------------------------------
HAVE BEEN DERIVED FROM INFORMATION
PROVIDED IN THE FINANCIAL STATEMENTS.                                                               FOR THE PERIOD
                                                      FOR THE YEAR ENDED DECEMBER 31,             APRIL 30, 1999+ TO
                                             --------------------------------------------------      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:          2003        2002          2001          2000            1999
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $  6.91      $  9.02       $  9.95       $ 12.03        $ 10.00
                                               -------      -------       -------       -------        -------
Investment loss--net.......................       (.03)***     (.04)***      (.03)***        --++           --++
Realized and unrealized gain(loss) on
  investments--net.........................       2.38        (2.07)         (.90)        (1.93)          2.10
                                               -------      -------       -------       -------        -------
Total from investment operations...........       2.35        (2.11)         (.93)        (1.93)          2.10
                                               -------      -------       -------       -------        -------
Less dividends and distributions:
  Investment income--net...................         --           --            --++          --             --
  In excess of investment income--net......         --           --            --            --++         (.04)
  In excess of realized gain on
    investments--net.......................         --           --            --          (.15)          (.03)
                                               -------      -------       -------       -------        -------
Total dividends and distributions..........         --           --            --++        (.15)          (.07)
                                               -------      -------       -------       -------        -------
Net asset value, end of period.............    $  9.26      $  6.91       $  9.02       $  9.95        $ 12.03
                                               =======      =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........     34.01%      (23.39%)       (9.32%)      (15.95%)        20.94%(++)
                                               =======      =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement and
  excluding reorganization expenses........      1.02%        1.18%         1.15%         1.21%          1.25%*
                                               =======      =======       =======       =======        =======
Expenses, net of reimbursement.............      1.03%        1.18%         1.15%         1.21%          1.25%*
                                               =======      =======       =======       =======        =======
Expenses...................................      1.03%        1.18%         1.15%         1.34%          2.83%*
                                               =======      =======       =======       =======        =======
Investment loss--net.......................      (.39%)       (.55%)        (.29%)        (.02%)         (.07%)*
                                               =======      =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...    $86,697      $45,100       $47,868       $51,305        $24,014
                                               =======      =======       =======       =======        =======
Portfolio turnover.........................    140.87%      133.57%       172.49%        75.08%         37.25%
                                               =======      =======       =======       =======        =======
--------------------------------------------------------------------------------------------------------------------

*      Annualized.

**     Total investment returns exclude insurance-related fees and expenses.

***    Based on average shares outstanding.

+      Commencement of operations.

++     Amount is less than $(.01) per share.

(++)   Aggregate total investment return.

(++++) Effective November 24, 2003, Class A Shares were redesignated Class I
       Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Growth V.I. Fund (the "Fund") (formerly Merrill Lynch Large Cap Growth V.I.) is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective November 24, 2003 Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service

--------------------------------------------------------------------------------

and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at

--------------------------------------------------------------------------------

least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $228,061 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $1 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.
  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $90 in securities lending agent fees from the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $1,276 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $89,349,559 and $82,484,678, respectively.

  Net realized gains for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

------------------------------------------------------------------
                                           Realized    Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments...................  $5,077,866   $12,698,938
Options purchased.......................      (2,964)           --
                                          ----------   -----------
Total...................................  $5,074,902   $12,698,938
                                          ==========   ===========
------------------------------------------------------------------

  As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $11,670,641, of which $13,520,943 related to appreciated securities and $1,850,302

--------------------------------------------------------------------------------

related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $76,967,073.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                        Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   3,516,981    $27,921,616
Shares issued resulting from
 reorganization.......................     522,519      4,650,671
                                        ----------    -----------
Total issued..........................   4,039,500     32,572,287
Shares redeemed.......................  (1,198,445)    (9,067,969)
                                        ----------    -----------
Net increase..........................   2,841,055    $23,504,318
                                        ==========    ===========
-----------------------------------------------------------------

+ Effective November 24, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                        Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   2,237,991    $17,777,989
Shares redeemed.......................  (1,018,291)    (8,038,570)
                                        ----------    -----------
Net increase..........................   1,219,700    $ 9,739,419
                                        ==========    ===========
-----------------------------------------------------------------

+ Effective November 24, 2003, Class A Shares were redesignated Class I Shares.

5. DISTRIBUTIONS TO SHAREHOLDERS:

As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................  $         --
 Undistributed long-term capital gains--net                    --
                                                     ------------
 Total undistributed earnings--net                             --
 Capital loss carryforward.........................   (80,124,127)*
 Unrealized gains--net.............................    11,670,641**
                                                     ------------
 Total accumulated losses--net.....................  $(68,453,486)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $80,124,127, of which $60,886,667 expires in 2008 and $19,237,460 expires in
   2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

6. ACQUISITION OF MERRILL LYNCH LARGE CAP GROWTH V.I. FUND OF MERCURY V.I. FUNDS, INC. AND ACQUISITION OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FOCUS TWENTY V.I. FUND:

On November 24, 2003, the Fund, which was a newly created Fund of the Company, acquired all of the net assets of Merrill Lynch Large Cap Growth V.I. Fund of the Mercury V.I. Funds, Inc., a fund advised by Fund Asset Management, L.P. an affiliate of MLIM. This acquisition was made pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,962,081 shares of common stock of Merrill Lynch Large Cap Growth V.I. Fund for the same number of shares of common stock of the Fund. Merrill Lynch Large Cap Growth V.I. Fund's net assets on that date of $79,766,688 including $10,211,788 of unrealized appreciation and $81,959,240 of accumulated net realized capital losses, were combined with those of the Fund. In addition, the par value of common stock changed from $.0001 par value to a $.10 par value. For financial reporting and performance purposes, the Merrill Lynch Large Cap Growth V.I. Fund is treated as the surviving fund.

  Concurrently, on November 24, 2003, the Fund acquired all of the net assets of Merrill Lynch Variable Series Funds, Inc.--Focus Twenty V.I. Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 2,536,671 shares of common stock of Merrill Lynch Variable Series Funds, Inc.--Focus Twenty V.I. Fund for 522,519 shares of common stock of the Fund. Merrill Lynch Variable Series Funds, Inc.--Focus Twenty V.I. Fund's net assets on that date of $4,650,671 including $201,475 of unrealized appreciation and $64,217,874 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $79,766,688.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP GROWTH V.I. FUND INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
LARGE CAP GROWTH V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. (formerly Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Fund, Inc.) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase or distribution fees.

  Large Cap Value V.I. Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Value Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2003, the Fund's Class I Shares had a total return of +33.98%, 3.95 percentage points ahead of the benchmark, the Russell 1000 Value Index, which was up 30.03% for the same period. The Fund's relative outperformance was a result of stock selection within health care, industrials and consumer discretionary. The Fund also benefited from an underweighted position in telecommunication services.

  Throughout the year, we continued to concentrate on more cyclical areas of the marketplace, focusing on companies and sectors with good near-term earnings prospects and reasonable valuations. As a result of this strategy, we carried above-benchmark weights in the information technology, consumer discretionary and telecommunication service sectors and below-benchmark weights in consumer staples, health care and financials. Significant stock purchases included Citigroup Inc., Lehman Brothers Holdings, Inc., MetLife and The Bear Stearns Companies Inc. We also liquidated positions in Bank of America Corporation, U.S. Bancorp, Washington Mutual, Inc. and Merck & Co., Inc.

INVESTMENT ENVIRONMENT

  The year 2003 marked the end of the longest and deepest equity bear market in the United States since the Great Depression. The equity market recorded better-than-consensus returns as a result of better-than-expected earnings that came from stunning productivity gains and modest revenue growth.

  Although the market struggled somewhat prior to commencement of war in Iraq, once conflict began, it moved decisively ahead. In fact, through year-end, the market never experienced more than a 5% pullback. As is the usual case after a major bear market low, the best performers were companies characterized as lower-quality, high-beta names. Small cap companies also fared well. Fixed income markets witnessed record quality spread contraction along with slightly higher yields for most Treasury securities.

  At the end of 2003, the U.S. economy was performing well and was seen as more balanced than was the case at the beginning of the year. Along with stimulative monetary and fiscal policy and continued strong consumer spending, capital spending decisively turned up, job growth began and export markets started to revive.

LOOKING AHEAD

  Favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations have been responsible for the first year of the equity bull market that began in October 2002. However, we believe the stimulus from falling interest rates and excess liquidity that helped fuel consumer spending throughout the economic downturn is likely to diminish, and the economic growth baton will pass from the U.S. consumer to the rest of the U.S. economy and the world. Higher confidence levels regarding sustainability of growth, an easing of deflation fears and a declining dollar are likely to cause rising interest rates across the yield curve, prompting the Federal Reserve Board to begin increasing the Federal Funds rate, which is at a two-generation low of 1%, to more normal levels.

  Certainly, earnings growth is the requirement for the equity bull market to continue. While we expect earnings growth to continue in 2004, the advance is likely to be less robust with less breadth. In such an environment, good stock selection is paramount. Higher-quality, higher-capitalization, lower-beta and non-U.S. securities are likely to have better relative performance in 2004, in our view. While the cyclical environment remains positive, as equity prices advance and the business cycle matures, the secular problems of high debt, low savings and the twin deficits may rear their ugly heads. Our 2004 outlook remains in the context of an 8-5-2

--------------------------------------------------------------------------------

world: 8% return for stocks, 5% for bonds and 2% for cash over a five-year - ten-year period. Inside the markets, we expect that the phrase "a stock picker's market" will remain relevant, and it is likely that intelligent trading and tactical asset allocation will continue to be rewarded.

IN CONCLUSION

  We thank you for your continued investment in Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                                LARGE CAP VALUE V.I. FUND+--
                                                                      CLASS I SHARES*               RUSSELL 1000 VALUE INDEX++
                                                                ----------------------------        --------------------------
4/23/01**                                                                 10000.00                           10000.00
12/01                                                                     10299.00                            9776.00
12/02                                                                      8999.00                            8259.00
12/03                                                                     12057.00                           10739.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.
++ This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/03                                        +33.98%
----------------------------------------------------------------------
Inception (4/23/01) through 12/31/03                           + 7.20
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +19.87%        +33.98%
-----------------------------------------------------------------------------------------
Russell 1000 Value Index**                                       +16.55         +30.03
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                  SHARES                                                                      PERCENT OF
INDUSTRY(++)                        HELD                       COMMON STOCKS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS           39,500      +J.B. Hunt Transport Services, Inc. ...........  $  1,066,895       1.0%
------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                   17,400      Lear Corporation...............................     1,067,142       1.0
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                         25,900      +Constellation Brands, Inc. (Class A)..........       852,887       0.8
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      9,900      +Genentech, Inc. ..............................       926,343       0.9
                                  17,000      +Invitrogen Corporation........................     1,190,000       1.1
                                                                                               ------------     -----
                                                                                                  2,116,343       2.0
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                   69,600      J.P. Morgan Chase & Co. .......................     2,556,408       2.4
                                  19,400      Lehman Brothers Holdings, Inc..................     1,498,068       1.4
                                                                                               ------------     -----
                                                                                                  4,054,476       3.8
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                   3,400      Bank of America Corporation....................       273,462       0.3
                                  17,200      City National Corporation......................     1,068,464       1.0
                                  23,800      Popular, Inc. .................................     1,069,572       1.0
                                  30,600      SouthTrust Corporation.........................     1,001,538       0.9
                                  36,600      Wachovia Corporation...........................     1,705,194       1.6
                                                                                               ------------     -----
                                                                                                  5,118,230       4.8
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             66,600      +Cendant Corporation...........................     1,483,182       1.4
SUPPLIES
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT         105,000      +Corning Incorporated..........................     1,095,150       1.0
                                  33,000      +Emulex Corporation............................       880,440       0.8
                                  51,600      +Juniper Networks, Inc. .......................       963,888       0.9
                                 102,800      Motorola, Inc. ................................     1,446,396       1.4
                                  35,500      Scientific-Atlanta, Inc. ......................       969,150       0.9
                                                                                               ------------     -----
                                                                                                  5,355,024       5.0
------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS           36,200      +Storage Technology Corporation................       932,150       0.8
------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                  18,900      Capital One Financial Corporation..............     1,158,381       1.1
                                  47,000      MBNA Corporation...............................     1,167,950       1.1
                                                                                               ------------     -----
                                                                                                  2,326,331       2.2
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL              2,600      The Bear Stearns Companies Inc. ...............       207,870       0.2
SERVICES
                                 127,100      Citigroup Inc. ................................     6,169,434       5.8
                                                                                               ------------     -----
                                                                                                  6,377,304       6.0
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                       83,800      Sprint Corporation.............................     1,375,996       1.3
TELECOMMUNICATION SERVICES
------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                45,200      Alliant Energy Corporation.....................     1,125,480       1.0
                                  55,500      Edison International...........................     1,217,115       1.1
                                   9,400      Entergy Corporation............................       537,022       0.5
                                  56,400      Northeast Utilities............................     1,137,588       1.1
                                                                                               ------------     -----
                                                                                                  4,017,205       3.7
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              35,100      Rockwell International Corporation.............     1,249,560       1.2
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            46,100      +Arrow Electronics, Inc. ......................     1,066,754       1.0
INSTRUMENTS
                                  52,400      +Avnet, Inc. ..................................     1,134,984       1.1
                                  59,400      +Ingram Micro Inc. (Class A)                          944,460       0.9
                                  56,200      PerkinElmer, Inc. .............................       959,334       0.9
                                                                                               ------------     -----
                                                                                                  4,105,532       3.9
------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING         171,200      +Rite Aid Corporation..........................     1,034,048       1.0
------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                     82,900      Archer-Daniels-Midland Company.................     1,261,738       1.2
                                  88,100      Tyson Foods, Inc. (Class A)....................     1,166,444       1.1
                                                                                               ------------     -----
                                                                                                  2,428,182       2.3
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           21,500      Bausch & Lomb Incorporated.....................     1,115,850       1.0
SUPPLIES
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                  SHARES                                                                      PERCENT OF
INDUSTRY(++)                        HELD                       COMMON STOCKS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           15,600      +Anthem, Inc. .................................  $  1,170,000       1.1%
SERVICES
                                  13,100      +DaVita, Inc. .................................       510,900       0.5
                                  49,800      +Humana Inc. ..................................     1,137,930       1.0
                                   6,800      Omnicare, Inc. ................................       274,652       0.3
                                  16,700      +PacifiCare Health Systems, Inc. ..............     1,128,920       1.0
                                                                                               ------------     -----
                                                                                                  4,222,402       3.9
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             20,900      GTECH Holdings Corporation.....................     1,034,341       1.0
LEISURE
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                10,100      Centex Corporation.............................     1,087,265       1.0
                                  25,800      D.R. Horton, Inc. .............................     1,116,108       1.1
                                  17,600      Fortune Brands, Inc. ..........................     1,258,224       1.2
                                  15,000      KB HOME........................................     1,087,800       1.0
                                  11,600      Lennar Corporation (Class A)...................     1,113,600       1.1
                                  15,200      MDC Holdings, Inc. ............................       980,400       0.9
                                  11,800      Pulte Corporation..............................     1,104,716       1.0
                                  12,300      The Ryland Group, Inc. ........................     1,090,272       1.0
                                  25,900      +Toll Brothers, Inc. ..........................     1,029,784       1.0
                                  13,500      Whirlpool Corporation..........................       980,775       0.9
                                                                                               ------------     -----
                                                                                                 10,848,944      10.2
------------------------------------------------------------------------------------------------------------------------
IT SERVICES                       26,100      +Computer Sciences Corporation.................     1,154,403       1.1
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES          20,600      Textron, Inc. .................................     1,175,436       1.1
------------------------------------------------------------------------------------------------------------------------
INSURANCE                         14,200      Berkley (W.R.) Corporation.....................       496,290       0.5
                                  23,800      The Hartford Financial Services Group, Inc. ...     1,404,914       1.3
                                  28,900      Lincoln National Corporation                        1,166,693       1.1
                                  20,700      MBIA, Inc. ....................................     1,226,061       1.2
                                  30,800      The St. Paul Companies, Inc. ..................     1,221,220       1.1
                                                                                               ------------     -----
                                                                                                  5,515,178       5.2
------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS      47,800      Hasbro, Inc. ..................................     1,017,184       1.0
------------------------------------------------------------------------------------------------------------------------
MACHINERY                         21,600      Cummins Engine Company, Inc. ..................     1,057,104       1.0
------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                277,300      +Dynegy Inc. (Class A).........................     1,186,844       1.1
UNREGULATED POWER
                                 120,200      The Williams Companies, Inc. ..................     1,180,364       1.1
                                                                                               ------------     -----
                                                                                                  2,367,208       2.2
------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                   5,500      Federated Department Stores, Inc. .............       259,215       0.2
                                  37,200      The May Department Stores Company..............     1,081,404       1.0
                                  32,200      Nordstrom, Inc. ...............................     1,104,460       1.0
                                  57,700      +Saks Incorporated.............................       867,808       0.8
                                  27,300      Sears, Roebuck & Co. ..........................     1,241,877       1.2
                                                                                               ------------     -----
                                                                                                  4,554,764       4.2
------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                90,100      +Xerox Corporation.............................     1,243,380       1.2
------------------------------------------------------------------------------------------------------------------------
OIL & GAS                         25,700      ConocoPhillips.................................     1,685,149       1.6
                                  80,800      Exxon Mobil Corporation........................     3,312,800       3.1
                                  37,100      Marathon Oil Corporation.......................     1,227,639       1.2
                                  21,600      Sunoco, Inc. ..................................     1,104,840       1.0
                                                                                               ------------     -----
                                                                                                  7,330,428       6.9
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           43,800      Georgia-Pacific Group..........................     1,343,346       1.3
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    6,100      +Watson Pharmaceuticals, Inc. .................       280,600       0.3
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  49,900      +Amkor Technology, Inc. .......................       908,679       0.9
SEMICONDUCTOR EQUIPMENT
                                  31,700      +Atmel Corporation.............................       190,517       0.2
                                  51,400      +Cypress Semiconductor Corporation.............     1,097,904       1.0
                                  23,600      +National Semiconductor Corporation............       930,076       0.9
                                  44,900      +Fairchild Semiconductor Corporation...........     1,121,153       1.0
                                                                                               ------------     -----
                                                                                                  4,248,329       4.0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

                                  SHARES                                                                      PERCENT OF
INDUSTRY(++)                        HELD                       COMMON STOCKS                      VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SOFTWARE                          25,500      +VERITAS Software Corporation..................  $    947,580       0.9%
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  59,000      +AutoNation, Inc. .............................     1,083,830       1.0
                                  33,600      +Barnes & Noble, Inc. .........................     1,103,760       1.1
                                  61,400      Blockbuster Inc. (Class A).....................     1,102,130       1.0
                                  51,100      Foot Locker, Inc. .............................     1,198,295       1.1
                                                                                               ------------     -----
                                                                                                  4,488,015       4.2
------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE        16,800      Countrywide Credit Industries, Inc. ...........     1,274,280       1.2
                                  30,500      Independence Community Bank Corp...............     1,097,085       1.0
                                  30,600      New York Community Bancorp, Inc. ..............     1,164,330       1.1
                                                                                               ------------     -----
                                                                                                  3,535,695       3.3
------------------------------------------------------------------------------------------------------------------------
TOBACCO                           23,600      Altria Group, Inc. ............................     1,284,312       1.2
------------------------------------------------------------------------------------------------------------------------
WIRELESS                         120,100      +AT&T Wireless Services Inc. ..................       959,599       0.9
TELECOMMUNICATION SERVICES       104,000      +American Tower Corporation (Class A)..........     1,125,280       1.1
                                  79,000      +Crown Castle International Corp. .............       871,370       0.8
                                                                                               ------------     -----
                                                                                                  2,956,249       2.8
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (COST--$85,766,265)............................   106,681,235     100.2
------------------------------------------------------------------------------------------------------------------------
                              BENEFICIAL
                               INTEREST/
                                  SHARES
                                    HELD                   SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                               $ 340,354      Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                Series I(a)..................................       340,354       0.3
                              $1,841,249      Merrill Lynch Liquidity Series, LLC Money
                                                Market Series(a)(b)..........................     1,841,249       1.7
                                 613,751      Merrill Lynch Premier Institutional
                                                Fund(a)(b)...................................       613,751       0.6
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$2,795,354).............................     2,795,354       2.6
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$88,561,619)..........   109,476,589     102.8
                                              LIABILITIES IN EXCESS OF OTHER ASSETS..........    (3,037,245)     (2.8)
                                                                                               ------------     -----
                                              NET ASSETS.....................................  $106,439,344     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------
                                                                 NET          INTEREST/
AFFILIATE                                                      ACTIVITY    DIVIDEND INCOME
------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $  340,354       $  500
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $ (164,563)      $2,284
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $1,841,249       $2,631
Merrill Lynch Premier Institutional Fund....................     613,751       $1,294
------------------------------------------------------------------------------------------

(b)  Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $2,297,700) (identified cost--$88,561,619)................                $109,476,589
Receivables:
  Securities sold...........................................  $ 1,131,179
  Dividends.................................................       58,508
  Interest..................................................          525
  Securities lending--net...................................          251      1,190,463
                                                              -----------
Prepaid expenses............................................                         445
                                                                            ------------
Total assets................................................                 110,667,497
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   2,455,000
Payables:
  Securities purchased......................................    1,402,742
  Capital shares redeemed...................................      349,311
  Investment adviser........................................       10,889
  Other affiliates..........................................        1,777      1,764,719
                                                              -----------
Accrued expenses............................................                       8,434
                                                                            ------------
Total liabilities...........................................                   4,228,153
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $106,439,344
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $    894,541
Paid-in capital in excess of par............................                  88,013,943
Accumulated distributions in excess of investment
  income--net...............................................  $    (4,711)
Accumulated realized capital losses on investments--net.....   (3,379,399)
Unrealized appreciation on investments--net.................   20,914,970
                                                              -----------
Total accumulated earnings--net.............................                  17,530,860
                                                                            ------------
NET ASSETS..................................................                $106,439,344
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $106,439,344 and 8,945,414
  shares outstanding........................................                $      11.90
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.
++ The Fund had no outstanding shares for Class II or Class III as of December 31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $651 foreign withholding tax).............             $ 1,164,935
Securities lending--net.....................................                   3,925
Interest....................................................                   2,784
                                                                         -----------
Total income................................................               1,171,644
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $623,989
Accounting services.........................................    27,658
Custodian fees..............................................    14,847
Professional fees...........................................    14,612
Printing and shareholder reports............................     7,231
Directors' fees and expenses................................     5,322
Transfer agent fees.........................................     5,000
Pricing services............................................       878
Other.......................................................     6,834
                                                              --------
Total expenses..............................................                 706,371
                                                                         -----------
Investment income--net......................................                 465,273
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................               2,768,475
Change in unrealized appreciation/depreciation on
  investments--net..........................................              22,671,776
                                                                         -----------
Total realized and unrealized gain on investments--net......              25,440,251
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $25,905,524
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003          2002
----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    465,273   $   327,273
Realized gain (loss) on investments--net....................     2,768,475    (5,753,158)
Change in unrealized appreciation/depreciation on
  investments--net..........................................    22,671,776    (2,390,363)
                                                              ------------   -----------
Net increase (decrease) in net assets resulting from
  operations................................................    25,905,524    (7,816,248)
                                                              ------------   -----------
----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (455,009)     (350,005)
                                                              ------------   -----------
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    12,214,287    60,838,128
                                                              ------------   -----------
----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    37,664,802    52,671,875
Beginning of year...........................................    68,774,542    16,102,667
                                                              ------------   -----------
End of year*................................................  $106,439,344   $68,774,542
                                                              ============   ===========
----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $     (4,711)  $   (15,106)
                                                              ============   ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            CLASS I++
                                                              --------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   FOR THE YEAR ENDED    FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                     DECEMBER 31,       APRIL 23, 2001+
FINANCIAL STATEMENTS.                                         --------------------   TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                         2003        2002          2001
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   8.92    $  10.26       $ 10.00
                                                              --------    --------       -------
Investment income--net......................................       .06**       .08**         .02
Realized and unrealized gain(loss) on investments--net......      2.97       (1.37)          .28
                                                              --------    --------       -------
Total from investment operations............................      3.03       (1.29)          .30
                                                              --------    --------       -------
Less dividends from investment income--net..................      (.05)       (.05)         (.04)
                                                              --------    --------       -------
Net asset value, end of period..............................  $  11.90    $   8.92       $ 10.26
                                                              ========    ========       =======
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................    33.98%     (12.62%)        2.99%(++)
                                                              ========    ========       =======
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................      .85%        .95%         1.25%*
                                                              ========    ========       =======
Expenses....................................................      .85%        .95%         1.65%*
                                                              ========    ========       =======
Investment income--net......................................      .56%        .81%          .64%*
                                                              ========    ========       =======
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $106,439    $ 68,775       $16,103
                                                              ========    ========       =======
Portfolio turnover..........................................   127.48%     101.99%        64.52%
                                                              ========    ========       =======
----------------------------------------------------------------------------------------------------

*    Annualized.
**   Based on average shares outstanding.
*** Total investment returns exclude insurance-related fees and expenses. The Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+    Commencement of operations.
++   Effective September 2, 2003, Class A Shares were redesignated Class I
     Shares.
(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by

--------------------------------------------------------------------------------

the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide

--------------------------------------------------------------------------------

cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no significant reclassifications in the current year.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $1,688 in securities lending agent fees from the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $1,751 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $118,336,206 and $106,015,051, respectively.

--------------------------------------------------------------------------------

  Net realized gains for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

------------------------------------------------------------------
                                           Realized    Unrealized
                                            Gains         Gains
------------------------------------------------------------------
Long-term investments...................  $2,768,475   $20,914,970
                                          ----------   -----------
Total...................................  $2,768,475   $20,914,970
                                          ==========   ===========
------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $20,666,704, of which $20,884,012 related to appreciated securities and $217,308 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $88,809,885.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class I Shares for the Year Ended                        Dollar
December 31, 2003+                         Shares        Amount
------------------------------------------------------------------
Shares sold............................   2,446,151   $ 24,366,386
Shares issued to shareholders in
 reinvestment of dividends.............      38,204        455,009
                                         ----------   ------------
Total issued...........................   2,484,355     24,821,395
Shares redeemed........................  (1,247,833)   (12,607,108)
                                         ----------   ------------
Net increase...........................   1,236,522   $ 12,214,287
                                         ==========   ============
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

------------------------------------------------------------------
Class I Shares for the Year ended                        Dollar
December 31, 2002+                          Shares       Amount
------------------------------------------------------------------
Shares sold..............................  7,056,874   $69,816,160
Shares issued to shareholders in
 reinvestment of dividends...............     39,194       350,005
                                           ---------   -----------
Total issued.............................  7,096,068    70,166,165
Shares redeemed..........................   (956,787)   (9,328,037)
                                           ---------   -----------
Net increase.............................  6,139,281   $60,838,128
                                           =========   ===========
------------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

------------------------------------------------------------------
                                           12/31/2003   12/31/2002
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................   $455,009     $350,005
                                            --------     --------
Total taxable distributions..............   $455,009     $350,005
                                            ========     ========
------------------------------------------------------------------

As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------------------
Undistributed ordinary income--net................  $        --
Undistributed long-term capital gains--net........           --
                                                    -----------
Total undistributed earnings--net.................           --
Capital loss carryforward.........................   (3,131,133)*
Unrealized gains--net.............................   20,661,993**
                                                    -----------
Total accumulated earnings--net...................  $17,530,860
                                                    ===========

---------------------------------------------------------
 * On December 31, 2003, the Fund had a net capital loss carryforward of $3,131,133, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--LARGE CAP VALUE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
LARGE CAP VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase or distribution fees.

FISCAL YEAR IN REVIEW

  For the 12 months ended December 31, 2003, Small Cap Value V.I. Fund delivered strong absolute returns. The Fund's Class I and Class II Shares returned +42.91% and +42.62%, respectively. The Fund lagged the total return of +47.25% provided by the unmanaged benchmark, the Russell 2000 Index, but performed in line with the median return of +42.94% for the Lipper Small Cap Value Category for the same 12-month period. (Funds in the Lipper Small Cap Value Category normally invest in small-capitalization companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors.)

  Small cap stocks rallied sharply and performed significantly ahead of large cap stocks during the year. Within the Russell 2000 Index, stocks under $500 million in market cap soared 59.5%. High-multiple stocks outperformed low-multiple stocks, and unprofitable companies in the Russell 2000 Index rose 72% for the year. Investors favored speculative areas of the market, including biotechnology and Internet stocks. We had significant exposure to these areas earlier in the year, because they ranked favorably on our evaluation criteria at the time. The Fund's annual returns benefited from exposure to some of these higher-beta issues.

  The leading stock contributor to the Fund's results was Knight Trading Group, Inc., a market maker in primarily Nasdaq and over-the-counter securities. Knight's earnings strengthened as investors returned to the stock market. Foot Locker Inc., a retailer of athletic shoes and apparel, made the second-largest contribution to Fund performance. Shares of Foot Locker appreciated sharply as the competitive environment eased and the company successfully renegotiated its agreement with Nike, Inc. Tech Data Corporation, a full line distributor of technology related products, also significantly benefited results. Demand for technology products improved, and the company acquired a European distributor that should benefit near-term earnings. The Fund's holdings in technology companies sharply outperformed comparable companies in the Russell 2000 Index, while Fund holdings in the industrials sector performed worse than the benchmark constituents. No individual stock position significantly detracted from absolute performance during the 12-month period. The Fund's average cash position of about 5% also hindered results in a sharply rising equity environment.

  On December 31, 2003, the Fund's largest sector exposure was information technology at approximately 19% of net assets, followed by industrials at 18%, and consumer discretionary at 15%. The Fund's sector positions reflect our positive outlook for the U.S. economy and expectations that economically sensitive industries including industrials and technology will outperform the broad market in the months ahead.

IN CONCLUSION

  We thank you for your continued investment in Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ R. Elise Baum
R. Elise Baum
Vice President and Portfolio Manager
January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +42.91%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        +16.85
--------------------------------------------------------------------------
Ten Years Ended 12/31/03                                         +12.78
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS II SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +42.62%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        +16.67
--------------------------------------------------------------------------
Inception (10/23/97) through 12/31/03                            + 9.91
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
AGGREGATE TOTAL RETURN--CLASS III SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
Inception (11/17/03) through 12/31/03                            +6.95%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +23.81%        +42.91%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +23.67         +42.62
-----------------------------------------------------------------------------------------
Class III Shares*                                                    --             --
-----------------------------------------------------------------------------------------
Russell 2000 Index**                                             +24.92         +47.25
-----------------------------------------------------------------------------------------

* Average annual, aggregate and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares. Class III Shares commenced operations on 11/17/03.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I AND CLASS II SHARES
--------------------------------------------------------------------------------

                                                                SMALL CAP VALUE V.I. FUND+--
                                                                      CLASS I SHARES*                  RUSSELL 2000 INDEX++
                                                                ----------------------------           --------------------
12/93                                                                      10000                              10000
12/94                                                                       9273                               9818
12/95                                                                      13530                              12611
12/96                                                                      14628                              14691
12/97                                                                      16342                              17976
12/98                                                                      15280                              17519
12/99                                                                      20498                              21242
12/00                                                                      23520                              20601
12/01                                                                      30549                              21113
12/02                                                                      23291                              16788
12/03                                                                      33285                              24721

                                                                SMALL CAP VALUE V.I. FUND+--
                                                                      CLASS II SHARES*                 RUSSELL 2000 INDEX++
                                                                ----------------------------           --------------------
10/23/97**                                                                 10000                              10000
12/97                                                                       8882                               9752
12/98                                                                       8304                               9503
12/99                                                                      11126                              11523
12/00                                                                      12748                              11175
12/01                                                                      16530                              11453
12/02                                                                      12587                               9107
12/03                                                                      17951                              13411

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY(++)                         HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE               249,600      Raytheon Company..........................  $  7,497,984        1.2%
                                  327,000      +Triumph Group, Inc. .....................    11,902,800        1.9
                                                                                           ------------      -----
                                                                                             19,400,784        3.1
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS           393,400      CNF Transportation Inc. ..................    13,336,260        2.2
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                   145,500      +American Axle & Manufacturing Holdings,
                                                 Inc. ...................................     5,881,110        1.0
                                  104,000      +Shiloh Industries, Inc. .................       655,200        0.1
                                                                                           ------------      -----
                                                                                              6,536,310        1.1
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                     156,700      +Applera Corporation--Celera Genomics
                                                 Group...................................     2,179,697        0.4
                                  132,600      +Charles River Laboratories International,
                                                 Inc. ...................................     4,552,158        0.7
                                   43,700      +Diversa Corporation......................       404,225        0.1
                                   99,100      +Human Genome Sciences, Inc. .............     1,313,075        0.2
                                  397,900      +Incyte Genomics, Inc. ...................     2,721,636        0.4
                                  229,500      +Maxygen Inc. ............................     2,439,585        0.4
                                  382,600      +Medarex, Inc. ...........................     2,383,598        0.4
                                   77,500      +Millennium Pharmaceuticals, Inc. ........     1,446,925        0.2
                                  174,600      +Vertex Pharmaceuticals Incorporated......     1,786,158        0.3
                                  481,600      +Vical Incorporated.......................     2,369,472        0.4
                                                                                           ------------      -----
                                                                                             21,596,529        3.5
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                 199,200      ElkCorp...................................     5,318,640        0.9
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                   244,900      Janus Capital Group Inc. .................     4,018,809        0.6
                                  674,500      +Knight Trading Group, Inc. ..............     9,874,680        1.6
                                                                                           ------------      -----
                                                                                             13,893,489        2.2
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                  161,100      Bank of Hawaii Corporation................     6,798,420        1.1
                                  361,900      Banknorth Group, Inc. ....................    11,772,607        1.9
                                  224,300      The Colonial BancGroup, Inc. .............     3,884,876        0.6
                                  137,300      Compass Bancshares, Inc. .................     5,397,263        0.9
                                  222,100      First Midwest Bancorp, Inc. ..............     7,198,261        1.2
                                   11,800      +Franklin Bank Corporation ...............       224,200        0.0
                                                                                           ------------      -----
                                                                                             35,275,627        5.7
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             404,000      +Allied Waste Industries, Inc. ...........     5,607,520        0.9
SUPPLIES                          146,300      Ambassadors International, Inc. ..........     1,828,750        0.3
                                  305,900      +Cornell Companies, Inc. .................     4,175,535        0.7
                                   78,800      G & K Services, Inc. (Class A)............     2,895,900        0.5
                                  290,900      +United Rentals, Inc. ....................     5,602,734        0.9
                                  239,300      +Valassis Communications, Inc. ...........     7,023,455        1.1
                                                                                           ------------      -----
                                                                                             27,133,894        4.4
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT          253,400      +McData Corporation (Class B).............     2,414,902        0.4
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING        115,900      Fluor Corporation.........................     4,594,276        0.7
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS            152,700      Martin Marietta Materials, Inc. ..........     7,172,319        1.2
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                   17,200      +Nelnet, Inc. (Class A)...................       385,280        0.1
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING            378,000      +Smurfit-Stone Container Corporation......     7,019,460        1.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL              29,600      DIAMONDS Trust, Series I(c)...............     3,095,272        0.5
SERVICES
                                  265,700      Financial Select Sector SPDR Fund(d)......     7,474,141        1.2
                                   55,800      iShares Russell 2000 Index Fund(h)........     6,182,640        1.0
                                   50,000      iShares S&P SmallCap 600 Index Fund(i)....     6,701,000        1.1
                                   28,100      S&P 500 SPDR Trust(a).....................     3,127,811        0.5
                                   58,400      S&P Mid Cap 400 SPDR Trust(b).............     6,165,872        1.0
                                                                                           ------------      -----
                                                                                             32,746,736        5.3
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              378,500      +Global Power Equipment Group Inc. .......     2,528,380        0.4
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY(++)                         HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             45,800      +Anixter International Inc. ..............  $  1,185,304        0.2%
INSTRUMENTS
                                   46,800      +Ingram Micro Inc. (Class A)..............       744,120        0.1
                                  363,600      +Itron, Inc. .............................     6,675,696        1.1
                                  107,100      +Nu Horizons Electronics Corp. ...........     1,049,580        0.2
                                  324,500      +Paxar Corporation........................     4,348,300        0.7
                                   30,700      +SYNNEX Corporation.......................       422,432        0.1
                                  412,100      +Tech Data Corporation....................    16,356,249        2.6
                                                                                           ------------      -----
                                                                                             30,781,681        5.0
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE        104,700      Diamond Offshore Drilling, Inc. ..........     2,147,397        0.3
                                  148,700      +FMC Technologies, Inc. ..................     3,464,710        0.6
                                  372,000      +Key Energy Services, Inc. ...............     3,835,320        0.6
                                  129,300      +National-Oilwell, Inc. ..................     2,891,148        0.5
                                   43,800      Oil Service HOLDRs Trust(e)...............     2,715,600        0.4
                                                                                           ------------      -----
                                                                                             15,054,175        2.4
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                     130,000      +Chiquita Brands International, Inc. .....     2,928,900        0.5
                                  193,400      Corn Products International, Inc. ........     6,662,630        1.1
                                   36,000      +Del Monte Foods Company..................       374,400        0.1
                                  389,500      Interstate Bakeries Corporation...........     5,542,585        0.9
                                  375,500      +Smithfield Foods, Inc. ..................     7,772,850        1.2
                                                                                           ------------      -----
                                                                                             23,281,365        3.8
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            34,900      Bausch & Lomb Incorporated................     1,811,310        0.3
SUPPLIES
                                  159,100      +CTI Molecular Imaging, Inc. .............     2,690,381        0.4
                                  182,100      Mentor Corporation........................     4,381,326        0.7
                                  175,800      +Wright Medical Group, Inc. ..............     5,351,352        0.9
                                   38,700      +Zoll Medical Corporation.................     1,373,076        0.2
                                                                                           ------------      -----
                                                                                             15,607,445        2.5
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           617,100      Hooper Holmes, Inc. ......................     3,813,678        0.6
SERVICES
                                   61,400      Owens & Minor, Inc. ......................     1,345,274        0.2
                                1,132,000      +WebMD Corporation........................    10,176,680        1.7
                                                                                           ------------      -----
                                                                                             15,335,632        2.5
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             142,900      Ambassadors Group, Inc. ..................     3,356,721        0.5
LEISURE
                                   51,700      Bob Evans Farms, Inc. ....................     1,678,182        0.3
                                   16,400      +Ctrip.com International Limited (ADR)*...       557,764        0.1
                                  137,600      Dover Downs Gaming & Entertainment,
                                                 Inc. ...................................     1,301,696        0.2
                                  292,300      Dover Motorsports, Inc. ..................     1,023,050        0.2
                                  581,900      +La Quinta Corporation....................     3,729,979        0.6
                                  154,000      Mandalay Resort Group.....................     6,886,880        1.1
                                   26,400      +Orbitz, Inc. (Class A)...................       612,480        0.1
                                   70,700      Outback Steakhouse, Inc. .................     3,125,647        0.5
                                                                                           ------------      -----
                                                                                             22,272,399        3.6
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                        91,900      +American Management Systems,
                                                 Incorporated............................     1,384,933        0.2
                                  542,600      +Convergys Corporation....................     9,473,796        1.5
                                   40,100      +MAXIMUS, Inc. ...........................     1,569,113        0.3
                                  170,800      Sabre Holdings Corporation................     3,687,572        0.6
                                                                                           ------------      -----
                                                                                             16,115,414        2.6
---------------------------------------------------------------------------------------------------------------------
INSURANCE                          17,200      American National Insurance Company.......     1,451,164        0.2
                                   20,200      +Aspen Insurance Holdings Limited.........       501,162        0.1
                                   44,800      PXRE Group Limited........................     1,055,936        0.2
                                   83,100      Presidential Life Corporation.............     1,093,596        0.2
                                  377,900      Protective Life Corporation...............    12,788,136        2.0
                                                                                           ------------      -----
                                                                                             16,889,994        2.7
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL           8,900      +CHRONIMED Inc. ..........................        75,472        0.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY(++)                         HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES      330,300      +EarthLink, Inc. .........................  $  3,303,000        0.5%
                                  472,500      +Entrust Technologies Inc. ...............     1,927,800        0.3
                                  224,400      +MatrixOne, Inc. .........................     1,382,304        0.2
                                  205,900      +SeeBeyond Technology Corporation.........       883,311        0.2
                                4,164,500      +Vignette Corporation.....................     9,453,415        1.5
                                  277,200      +webMethods, Inc. ........................     2,536,380        0.4
                                  109,100      +Webzen Inc. (ADR)*.......................     1,133,549        0.2
                                                                                           ------------      -----
                                                                                             20,619,759        3.3
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS      288,500      Callaway Golf Company.....................     4,861,225        0.8
                                   36,600      +JAKKS Pacific, Inc. .....................       481,656        0.1
                                  199,800      The Nautilus Group, Inc...................     2,807,190        0.4
                                                                                           ------------      -----
                                                                                              8,150,071        1.3
---------------------------------------------------------------------------------------------------------------------
MACHINERY                          26,500      BHA Group Holdings, Inc. .................       666,475        0.1
                                  233,900      Kaydon Corp. .............................     6,043,976        1.0
                                  197,800      Reliance Steel & Aluminum Co. ............     6,568,938        1.1
                                  205,100      +Wolverine Tube, Inc. ....................     1,292,130        0.2
                                                                                           ------------      -----
                                                                                             14,571,519        2.4
---------------------------------------------------------------------------------------------------------------------
MEDIA                             454,200      +APAC Customer Services Inc. .............     1,180,920        0.2
                                  134,300      Harte-Hanks, Inc. ........................     2,921,025        0.5
                                1,050,500      +Paxson Communications Corporation........     4,044,425        0.6
                                  499,700      The Reader's Digest Association, Inc.
                                                 (Class A)...............................     7,325,602        1.2
                                                                                           ------------      -----
                                                                                             15,471,972        2.5
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                   239,500      Gibraltar Steel Corporation...............     6,023,425        1.0
                                  123,900      +GrafTech International Ltd. .............     1,672,650        0.2
                                   31,400      +International Steel Group, Inc. .........     1,223,030        0.2
                                  138,500      Quanex Corporation........................     6,384,850        1.0
                                   41,776      Ryerson Tull, Inc. .......................       478,335        0.1
                                  180,500      +Steel Dynamics, Inc. ....................     4,239,945        0.7
                                                                                           ------------      -----
                                                                                             20,022,235        3.2
---------------------------------------------------------------------------------------------------------------------
OIL & GAS                         186,500      +Denbury Resources Inc. ..................     2,594,215        0.4
                                  145,100      Noble Energy, Inc. .......................     6,446,793        1.1
                                  165,400      +Plains Exploration & Production
                                                 Company.................................     2,545,506        0.4
                                  191,000      +Plains Resources Inc. ...................     3,065,550        0.5
                                  105,807      +Stone Energy Corporation.................     4,491,507        0.7
                                   59,900      Vintage Petroleum, Inc. ..................       720,597        0.1
                                                                                           ------------      -----
                                                                                             19,864,168        3.2
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS           141,600      +Mercer International, Inc. ..............       903,408        0.1
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   485,600      +King Pharmaceuticals, Inc. ..............     7,410,256        1.2
                                   19,200      Medicis Pharmaceutical (Class A)..........     1,368,960        0.2
                                    6,400      +Noven Pharmaceuticals, Inc. .............        97,344        0.0
                                                                                           ------------      -----
                                                                                              8,876,560        1.4
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                       117,700      Brandywine Realty Trust...................     3,150,829        0.5
                                   55,100      Camden Property Trust.....................     2,440,930        0.4
                                   55,500      +Corrections Corporation of America.......     1,600,065        0.2
                                   59,200      Crescent Real Estate Equities Company.....     1,014,096        0.2
                                  231,400      Trizec Properties, Inc. ..................     3,563,560        0.6
                                                                                           ------------      -----
                                                                                             11,769,480        1.9
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                        86,600      CSX Corporation...........................     3,112,404        0.5
                                   10,900      +Central Freight Lines, Inc. .............       193,475        0.0
                                  542,900      +Kansas City Southern Industries, Inc. ...     7,774,328        1.3
                                   66,900      +Overnite Corporation.....................     1,521,975        0.2
                                                                                           ------------      -----
                                                                                             12,602,182        2.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                  PERCENT OF
INDUSTRY(++)                         HELD                    COMMON STOCKS                     VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                   33,200      +AMIS Holdings, Inc. .....................  $    606,896        0.1%
SEMICONDUCTOR EQUIPMENT
                                  393,700      +Applied Micro Circuits Corporation ......     2,354,326        0.4
                                   79,200      +Zoran Corporation........................     1,377,288        0.2
                                                                                           ------------      -----
                                                                                              4,338,510        0.7
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                           98,600      +Aspen Technology, Inc. ..................     1,011,636        0.2
                                  479,900      +Borland Software Corporation.............     4,669,427        0.8
                                    5,900      +Callidus Software........................       104,371        0.0
                                  594,800      +Compuware Corporation....................     3,592,592        0.6
                                1,032,150      +E.piphany, Inc. .........................     7,441,802        1.2
                                  504,900      +i2 Technologies, Inc. ...................       838,134        0.1
                                  714,500      +Midway Games Inc. .......................     2,772,260        0.4
                                   22,000      +NetIQ Corporation........................       291,500        0.1
                                3,738,000      +Parametric Technology Corporation........    14,727,720        2.4
                                  320,900      +QRS Corporation..........................     2,605,708        0.4
                                   63,200      +Take-Two Interactive Software, Inc. .....     1,820,792        0.3
                                  233,200      +Wind River Systems, Inc. ................     2,042,832        0.3
                                                                                           ------------      -----
                                                                                             41,918,774        6.8
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                  103,500      +Abercrombie & Fitch Co. (Class A)........     2,557,485        0.4
                                  307,800      +American Eagle Outfitters, Inc. .........     5,047,920        0.8
                                  165,000      Boise Cascade Corporation.................     5,421,900        0.9
                                   32,800      +Charlotte Russe Holding Inc. ............       454,608        0.1
                                  114,800      +Electronics Boutique Holdings Corp. .....     2,627,772        0.4
                                  607,900      Foot Locker, Inc. ........................    14,255,255        2.3
                                   83,900      +Linens 'n Things, Inc. ..................     2,523,712        0.4
                                   44,500      +The Men's Wearhouse, Inc. ...............     1,112,945        0.2
                                  105,100      Pier 1 Imports, Inc. .....................     2,297,486        0.4
                                  185,000      The Talbots, Inc. ........................     5,694,300        0.9
                                                                                           ------------      -----
                                                                                             41,993,383        6.8
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY         11,700      +Carter's, Inc. ..........................       297,765        0.0
GOODS
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE        312,000      Sovereign Bancorp, Inc. ..................     7,410,000        1.2
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &               134,050      Applied Industrial Technologies, Inc. ....     3,198,433        0.5
DISTRIBUTORS
                                  306,300      Watsco, Inc. .............................     6,962,199        1.1
                                                                                           ------------      -----
                                                                                             10,160,632        1.6
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$500,828,819)......................   593,736,881       95.8
---------------------------------------------------------------------------------------------------------------------
                     BENEFICIAL INTEREST/
                              SHARES HELD                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $25,313,143      Merrill Lynch Liquidity Series, LLC Cash
                                                 Sweep Series I(f).......................    25,313,143        4.1
                              $30,169,763      Merrill Lynch Liquidity Series, LLC Money
                                                 Market Series(f)(g).....................    30,169,763        4.9
                               10,056,587      Merrill Lynch Premier Institutional
                                                 Fund(f)(g)..............................    10,056,587        1.6
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$65,539,493).......................    65,539,493       10.6
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$566,368,312)......................   659,276,374      106.4
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.....   (39,632,817)      (6.4)
                                                                                           ------------      -----
                                               NET ASSETS................................  $619,643,557      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

*   American Depositary Receipts (ADR).

+   Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)
--------------------------------------------------------------------------------

(a) Represents ownership in S&P 500 SPDR Trust, a registered unit investment trust. The investment objective of the S&P 500 SPDR Trust is to provide investment results that generally correspond to the price and yield performance of the component stocks of the S&P 500 Index.

(b) Represents ownership in S&P Mid Cap 400 SPDR Trust, a registered unit investment trust. The investment objective of the S&P Mid Cap 400 SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P Mid Cap 400 Index.

(c) Represents ownership in DIAMONDS Trust, Series I. The DIAMONDS Trust holds shares of common stock issued by all 30 companies in the Dow Jones Industrial Average.

(d) Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector.

(e) Represents ownership in Oil Services HOLDRs Trust. The Oil Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.

(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 25,313,143       $ 31,541
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(27,637,071)      $297,043
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(14,910,050)      $ 50,977
Merrill Lynch Premier Institutional Fund....................   (29,919,851)      $ 29,819
----------------------------------------------------------------------------------------------

(g) Security was purchased with the cash proceeds from securities loans.

(h) iShares Russell 2000 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the Russell 2000 Index.

(i) iShares S&P SmallCap 600 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (including securities loaned of
  $38,221,680) (identified cost--$566,368,312)..............                  $659,276,374
Receivables:
  Securities sold...........................................  $  1,768,774
  Dividends.................................................       516,997
  Interest..................................................        31,406
  Securities lending--net...................................         5,682
  Capital shares sold.......................................           394       2,323,253
                                                              ------------
Prepaid expenses............................................                         2,810
                                                                              ------------
Total assets................................................                   661,602,437
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    40,226,350
Payables:
  Securities purchased......................................     1,410,042
  Capital shares redeemed...................................       205,076
  Investment adviser........................................        63,661
  Other affiliates..........................................         6,520
  Distributor...............................................         2,462       1,687,761
                                                              ------------
Accrued expenses and other liabilities......................                        44,769
                                                                              ------------
Total liabilities...........................................                    41,958,880
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $619,643,557
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,349,034
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        71,666
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           570
Paid-in capital in excess of par............................                   536,946,068
Accumulated distributions in excess of investment
  income--net...............................................  $     (9,721)
Accumulated realized capital losses on investments--net.....   (12,622,122)
Unrealized appreciation on investments--net.................    92,908,062
                                                              ------------
Total accumulated earnings--net.............................                    80,276,219
                                                                              ------------
NET ASSETS..................................................                  $619,643,557
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $601,269,768 and 23,490,342
  shares outstanding........................................                  $      25.60
                                                                              ============
Class II--Based on net assets of $18,312,925 and 716,655
  shares outstanding........................................                  $      25.55
                                                                              ============
Class III--Based on net assets of $60,864 and 5,699 shares
  outstanding...............................................                  $      10.68
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $438 foreign withholding tax).............                $  4,280,591
Interest....................................................                     328,983
Securities lending--net.....................................                      80,796
                                                                            ------------
Total income................................................                   4,690,370
                                                                            ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $3,887,189
Accounting services.........................................     175,526
Custodian fees..............................................      71,432
Professional fees...........................................      51,904
Printing and shareholder reports............................      49,713
Directors' fees and expenses................................      33,131
Distribution fees--Class II.................................      24,914
Transfer agent fees.........................................       5,001
Pricing services............................................         878
Distribution fees--Class III................................           7
Other.......................................................      23,881
                                                              ----------
Total expenses..............................................                   4,323,576
                                                                            ------------
Investment income--net......................................                     366,794
                                                                            ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
  Realized gain on investments--net.........................                     234,795
  Change in unrealized appreciation/depreciation on
    investments--net........................................                 188,228,092
                                                                            ------------
Total realized and unrealized gain on investments--net......                 188,462,887
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $188,829,681
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                              ------------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003                   2002
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................  $    366,794          $    (740,563)
Realized gain on investments--net...........................       234,795             16,091,975
Change in unrealized appreciation/depreciation on
  investments--net..........................................   188,228,092           (196,782,654)
                                                              ------------          -------------
Net increase (decrease) in net assets resulting from
  operations................................................   188,829,681           (181,431,242)
                                                              ------------          -------------
--------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (377,389)                    --
  Class III.................................................           (73)                    --
Realized gain on investments--net:
  Class I...................................................    (3,895,251)           (31,491,346)
  Class II..................................................      (133,507)            (1,010,341)
                                                              ------------          -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (4,406,220)           (32,501,687)
                                                              ------------          -------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (41,231,365)           (82,203,834)
                                                              ------------          -------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   143,192,096           (296,136,763)
Beginning of year...........................................   476,451,461            772,588,224
                                                              ------------          -------------
End of year*................................................  $619,643,557          $ 476,451,461
                                                              ============          =============
--------------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $     (9,721)                    --
                                                              ============          =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                         CLASS I+
FINANCIAL STATEMENTS.                                        -----------------------------------------------------------
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                          2003         2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................      $  18.09     $  25.08    $  20.78    $  23.35    $  19.95
                                                               --------     --------    --------    --------    --------
Investment income (loss)--net**..........................           .02         (.02)        .06         .07         .06
Realized and unrealized gain (loss) on
  investments--net.......................................          7.67        (5.84)       6.01        3.30        6.03
                                                               --------     --------    --------    --------    --------
Total from investment operations.........................          7.69        (5.86)       6.07        3.37        6.09
                                                               --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................          (.02)          --        (.06)       (.07)       (.09)
  In excess of investment income--net....................            --           --          --          --++      (.01)
  Realized gain on investments--net......................          (.16)       (1.13)      (1.71)      (5.87)      (2.59)
                                                               --------     --------    --------    --------    --------
Total dividends and distributions........................          (.18)       (1.13)      (1.77)      (5.94)      (2.69)
                                                               --------     --------    --------    --------    --------
Net asset value, end of year.............................      $  25.60     $  18.09    $  25.08    $  20.78    $  23.35
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................        42.91%      (23.76%)     29.94%      14.75%      34.15%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................          .83%         .84%        .83%        .81%        .81%
                                                               ========     ========    ========    ========    ========
Investment income (loss)--net............................          .08%        (.11%)       .26%        .28%        .32%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................      $601,270     $460,279    $746,874    $591,631    $528,571
                                                               ========     ========    ========    ========    ========
Portfolio turnover.......................................        64.35%       76.33%      64.99%      83.78%      89.90%
                                                               ========     ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

+  Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

++ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS II+
FINANCIAL STATEMENTS.                                    ---------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2003         2002       2001       2000        1999
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $  18.08     $  25.05    $ 20.77    $ 23.35    $  19.94
                                                           --------     --------    -------    -------    --------
Investment income (loss)--net**........................        (.02)        (.06)       .02        .04         .03
Realized and unrealized gain (loss) on
  investments--net.....................................        7.65        (5.82)      6.01       3.29        6.03
                                                           --------     --------    -------    -------    --------
Total from investment operations.......................        7.63        (5.88)      6.03       3.33        6.06
                                                           --------     --------    -------    -------    --------
Less dividends and distributions:
  Investment income--net...............................          --           --       (.04)      (.04)       (.06)
  In excess of investment income--net..................          --           --         --         --++        --++
  Realized gain on investments--net....................        (.16)       (1.09)     (1.71)     (5.87)      (2.59)
                                                           --------     --------    -------    -------    --------
Total dividends and distributions......................        (.16)       (1.09)     (1.75)     (5.91)      (2.65)
                                                           --------     --------    -------    -------    --------
Net asset value, end of year...........................    $  25.55     $  18.08    $ 25.05    $ 20.77    $  23.35
                                                           ========     ========    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................      42.62%      (23.86%)    29.72%     14.57%      33.99%
                                                           ========     ========    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .98%         .99%       .98%       .96%        .96%
                                                           ========     ========    =======    =======    ========
Investment income (loss)--net..........................       (.08%)       (.26%)      .09%       .15%        .17%
                                                           ========     ========    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................    $ 18,313     $ 16,172    $25,714    $ 9,603    $  4,618
                                                           ========     ========    =======    =======    ========
Portfolio turnover.....................................      64.35%       76.33%     64.99%     83.78%      89.90%
                                                           ========     ========    =======    =======    ========
------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

+  Effective September 2, 2003, Class B Shares were redesignated Class II
   Shares.

++ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                  CLASS III
                                                              ------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 NOVEMBER 18, 2003+
FINANCIAL STATEMENTS.                                                 TO
INCREASE (DECREASE) IN NET ASSET VALUE:                       DECEMBER 31, 2003
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 10.00
                                                                   -------
Investment income--net***...................................           .01
Realized and unrealized gain on investments--net............           .68
                                                                   -------
Total from investment operations............................           .69
                                                                   -------
Less dividends from investment income--net..................          (.01)
                                                                   -------
Net asset value, end of period..............................       $ 10.68
                                                                   =======
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         6.95%(++)
                                                                   =======
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.08%*
                                                                   =======
Investment income--net......................................          .36%*
                                                                   =======
--------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $    61
                                                                   =======
Portfolio turnover..........................................        64.35%
                                                                   =======
--------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+    Commencement of operations.

(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Small Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each Class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computa-

--------------------------------------------------------------------------------

tion of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $979 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $32 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $33,725 in securities lending agent fees from the Fund.

  For the year ended December 31, 2003, MLPF&S earned $215,092 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $11,641 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $315,616,158 and $392,634,687, respectively.

  Net realized gains for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

-----------------------------------------------------------------
                                          Realized    Unrealized
                                           Gains         Gains
-----------------------------------------------------------------
Long-term investments...................  $234,795    $92,908,062
                                          --------    -----------
Total...................................  $234,795    $92,908,062
                                          ========    ===========
-----------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $86,775,725, of which $111,982,270 related to appreciated securities and $25,206,545 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $572,500,649.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $41,231,365 and $82,203,834 for the years ended December 31, 2003 and December 31, 2002, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                       Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,734,814    $ 35,980,837
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     238,621       4,272,640
                                       ----------    ------------
Total issued.........................   1,973,435      40,253,477
Shares redeemed......................  (3,925,556)    (77,852,996)
                                       ----------    ------------
Net decrease.........................  (1,952,121)   $(37,599,519)
                                       ==========    ============
-----------------------------------------------------------------

+ Effective September 2 ,2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2002+                     Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,162,502    $  85,676,843
Shares issued to shareholders in
 reinvestment of distributions.....    1,544,980       31,491,346
                                     -----------    -------------
Total issued.......................    5,707,482      117,168,189
Shares redeemed....................  (10,050,544)    (196,709,897)
                                     -----------    -------------
Net decrease.......................   (4,343,062)   $ (79,541,708)
                                     ===========    =============
-----------------------------------------------------------------

+ Effective September 2 ,2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2003+                         Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    12,072    $   237,732
Shares issued to shareholders in
 reinvestment of distributions..........     7,686        133,507
                                          --------    -----------
Total issued............................    19,758        371,239
Shares redeemed.........................  (197,725)    (4,062,711)
                                          --------    -----------
Net decrease............................  (177,967)   $(3,691,472)
                                          ========    ===========
-----------------------------------------------------------------

+ Effective September 2 ,2003, Class B Shares were redesignated Class II Shares.

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2002+                        Shares        Amount
-----------------------------------------------------------------
Shares sold...........................      97,213    $ 2,278,308
Shares issued to shareholders in
 reinvestment of distributions........      49,263      1,010,341
                                        ----------    -----------
Total issued..........................     146,476      3,288,649
Shares redeemed.......................    (278,574)    (5,950,775)
                                        ----------    -----------
Net decrease..........................    (132,098)   $(2,662,126)
                                        ==========    ===========
-----------------------------------------------------------------

+ Effective September 2 ,2003, Class B Shares were redesignated Class II Shares.

------------------------------------------------------------------
Class III Shares for the Period                            Dollar
November 18, 2003+ to December 31, 2003          Shares    Amount
------------------------------------------------------------------
Shares sold....................................  5,694     $59,570
Shares issued to shareholders in reinvestment
 of dividends..................................      7          73
                                                 -----     -------
Total issued...................................  5,701      59,643
Shares redeemed................................     (2)        (17)
                                                 -----     -------
Net increase...................................  5,699     $59,626
                                                 =====     =======
------------------------------------------------------------------

+ Commencement of operations.


5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                        12/31/2003    12/31/2002
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $1,950,507    $ 8,181,320
 Net long-term capital gains..........   2,455,713     24,320,367
                                        ----------    -----------
Total taxable distributions...........  $4,406,220    $32,501,687
                                        ==========    ===========
-----------------------------------------------------------------

  As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $        --
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................           --
Capital loss carryforward...........................   (5,415,240)*
Unrealized gains--net...............................   85,691,459**
                                                      -----------
Total accumulated earnings--net.....................  $80,276,219
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $5,415,240, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes and other book/tax differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMALL CAP VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
DECEMBER 31, 2003--ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective September 2, 2003, Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc. began offering Class III Shares to certain qualified investors. At the same time, Class A and Class B Shares of the Fund were redesignated to Class I and Class II Shares, respectively. These redesignations have no effect on any feature of the share classes of the Fund, including net asset value, eligibility requirements for purchase, or distribution fees.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2003, the Fund's Class I Shares had a total return of +20.19%. For the same period, the Fund's unmanaged benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utilities Index, posted returns of +28.68% and +26.26%, respectively. The S&P Telecommunication Services Index returned +7.18% for the 12 months ended December 31, 2003, while the Lipper Utility Funds category posted an average return of +22.68%. (Funds in this Lipper category invest 65% of their equity portfolios in utility shares.)

  The Fund's particular investment focus on two sectors of the S&P 500 Index made its underperformance versus the broad stock market more understandable. In fact, the utilities sector was the fifth-best performer among the S&P 500 Index's ten sectors, while telecommunications ranked second to last for performance.

  The underperformance of the Fund relative to the S&P Utilities Index, which excludes telecom companies, and the Lipper Utility Funds average is attributed to a lack of investments in pure independent power producers and merchant energy companies, as both of these subsectors rallied sharply in early 2003. The financial picture improved for many of these companies, even though business conditions did not change in the sector. Supply still exceeded the demand for power, capital structures were dominated by debt, and business plans remained flawed in an environment of declining market-based electric-generation prices. The banks that had loaned enormous amounts of capital to the independent power producers and merchant energy companies without collateral backing were forced to either take significant write-offs or to renegotiate the loans and secure some collateral in exchange. As expected, the banks chose the latter option, and most of the loans currently have maturities of one year-three years. Given these conditions, we believe the outlook for many of these companies' remains questionable, as the banks are in a position to seize the assets pledged as collateral.

  We believe several banks may be seeking assistance from some of the healthier utility companies to manage electric-generation assets until the market improves and outright plant sales become attractive. We continue to monitor the remaining independent power producers and merchant energy companies (two of which have gone into bankruptcy) for potential investment opportunities. However, in making our investment decisions, we remain committed to focusing on each company's underlying fundamentals, earnings power, cash-flow sustainability, valuations and total risk/return ratios.

PORTFOLIO ACTIVITY

  The biggest change made to the Fund's portfolio during the past year was a decision to increase investment in utility and telecommunication services companies based outside the United States. As of December 31, 2003, about 26.4% of the Fund's net assets were invested outside the United States. This compared to almost 14% at December 31, 2002. We made this change because the companies we added to the portfolio have had better revenue, earnings and cash flow growth. Many of these companies, in our view, are in a position to increase their returns to shareholders either through dividends or share repurchases. In addition, their stocks carry valuations comparable to those of similar U.S. companies. Deutsche Telekom AG, one of the Fund's top-ten equity holdings as of December 31, 2003, is representative of the type of foreign companies we were seeking. Deutsche Telekom is a fully integrated telecommunication services company whose primary service territory is Germany. The company also has a significant wireless operation in the United States and, to a lesser extent, in the United Kingdom and other European countries. Following a period of acquisitions and rising debt, new senior management has been focused on improving the company's balance sheet, reducing costs and increasing shareholder value. The company has the ability to increase revenue through its wireless business in the United States, and should benefit from a turnaround in the German economy. Additionally, the company's earnings should improve due to expected reduced interest expenses that should occur as it pays down debt.

  The other changes made to the portfolio were primarily the result of over valuation in many of the domestic electric companies. Several stocks in the portfolio rallied on the news of the change

--------------------------------------------------------------------------------

in dividend tax policy and hit our price targets. Most positions were trimmed and not eliminated given that the dividends were safe, relative yields were attractive and underlying fundamentals were intact.

  The portfolio was well diversified as of December 31, 2003, with more than 70 positions. We believe this, in combination with various holdings that reflect our risk/reward analyses across the subsectors of the utility and telecommunications sectors, provides a fairly balanced portfolio. The Fund's largest allocation at period-end was in the electric sector. We consider these stocks to offer attractive dividend yields and lower relative risk. Moreover, we believe the performance of some of these stocks, particularly those in the United States, could stabilize further in the future as investors become familiar with the holding period required to trigger the lower federal income tax rate on dividends.

  The telecommunication services sector is the second-largest weighting in the portfolio. In our opinion, the U.S.-based telecommunications service companies offer attractive dividend yields and potential for growth, because the U.S. economy continues to improve and service employment is beginning to accelerate. We also believe European telecommunications stocks offer more value for shareholders, because these companies are improving their balance sheets and initiating share buybacks and dividend payments. As the telecommunications sector has become more sensitive to customer usage over the past several years, an improving economic environment has become more of a factor than we historically have seen.

  The remaining holdings in the portfolio are primarily in natural gas and cable television. We believe the natural gas sector should benefit from continued concerns over the limited supply of new gas resources, which has led to higher prices. Cable television companies represent an investment in competitors to the more traditional telecommunication services companies. They have been paying down debt and, in our opinion, probably are in the best financial shape that we have seen in some time.

  Overall, as noted, the Fund has a substantial position in the electric sector, which we believe offers some growth but is primarily a source of more stable current income. The portfolio's remaining sector allocations are more focused on growth than yield, as our holdings represent companies that are likely to benefit from potential cost-cutting initiatives and revenue growth as a result of an improving economy.

IN CONCLUSION

  We thank you for your continued investment in Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kathleen M. Anderson
Kathleen M. Anderson
Vice President and Senior Portfolio Manager

January 22, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
TOTAL RETURN BASED ON A $10,000 INVESTMENT--CLASS I SHARES
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                      UTILITIES AND
                                                 TELECOMMUNICATIONS V.I.
                                                 FUND+--CLASS I SHARES*          S&P 500 INDEX++         S&P UTILITIES INDEX+++
                                                 -----------------------         ---------------         ----------------------
12/93                                                   10000.00                    10000.00                    10000.00
12/94                                                    9149.00                    10132.00                     8822.00
12/95                                                   11375.00                    13939.00                    11711.00
12/96                                                   12849.00                    17140.00                    12373.00
12/97                                                   16177.00                    22858.00                    15424.00
12/98                                                   20069.00                    29391.00                    17712.00
12/99                                                   22604.00                    35575.00                    16086.00
12/00                                                   21991.00                    32336.00                    25285.00
12/01                                                   18909.00                    28493.00                    17589.00
12/02                                                   15360.00                    22196.00                    12314.00
12/03                                                   18461.00                    28563.00                    15548.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS I SHARES*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/03                                          +20.19%
--------------------------------------------------------------------------
Five Years Ended 12/31/03                                        - 1.66
--------------------------------------------------------------------------
Ten Years Ended 12/31/03                                         + 6.32
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2003                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 8.20%        +20.19%
-----------------------------------------------------------------------------------------
S&P 500 Index**                                                  +15.14         +28.68
-----------------------------------------------------------------------------------------
S&P Utilities Index***                                           + 7.41         +26.26
-----------------------------------------------------------------------------------------

* Average annual and total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003                (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                          PERCENT OF
COUNTRY          INDUSTRY(++)               HELD                   COMMON STOCKS                VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
BELGIUM          WIRELESS                      4,600    +Mobistar SA.......................  $   258,198       0.5%
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN BELGIUM.....      258,198       0.5
---------------------------------------------------------------------------------------------------------------------
CANADA           DIVERSIFIED                  54,500    BCE Inc............................    1,218,620       2.6
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                     7,700    EnCana Corp. ......................      303,889       0.6
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN CANADA......    1,522,509       3.2
---------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS               11,100    Nokia Oyj 'A' (ADR)(a).............      188,700       0.4
                 EQUIPMENT
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN FINLAND.....      188,700       0.4
---------------------------------------------------------------------------------------------------------------------
FRANCE           DIVERSIFIED                   9,200    +France Telecom SA.................      262,956       0.6
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &            12,100    Suez SA............................      243,129       0.5
                 UNREGULATED POWER
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN FRANCE......      506,085       1.1
---------------------------------------------------------------------------------------------------------------------
GERMANY          DIVERSIFIED                  74,600    +Deutsche Telekom AG (Registered
                 TELECOMMUNICATION                        Shares)..........................    1,365,344       2.8
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES           14,500    E.On AG............................      946,303       2.0
                 ----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &             6,900    RWE AG.............................      273,023       0.6
                 UNREGULATED POWER
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN GERMANY.....    2,584,670       5.4
---------------------------------------------------------------------------------------------------------------------
GREECE           ELECTRIC UTILITIES            9,800    +Public Power Corporation
                                                          (GDR)(b).........................      242,280       0.5
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN GREECE......      242,280       0.5
---------------------------------------------------------------------------------------------------------------------
ITALY            DIVERSIFIED                 163,393    +Telecom Italia RNC................      332,845       0.7
                 TELECOMMUNICATION
                 SERVICES

                                             106,288    +Telecom Italia SpA................      315,056       0.6
                                                                                             -----------     -----
                                                                                                 647,901       1.3
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES           18,400    Enel SpA...........................      125,096       0.3
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN ITALY.......      772,997       1.6
---------------------------------------------------------------------------------------------------------------------
JAPAN            WIRELESS                        100    NTT DoCoMo, Inc....................      226,743       0.5
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN JAPAN.......      226,743       0.5
---------------------------------------------------------------------------------------------------------------------
MEXICO           DIVERSIFIED                  12,000    Telefonos de Mexico SA (ADR)(a)....      396,360       0.8
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 WIRELESS                     15,200    America Movil SA de CV 'L'
                 TELECOMMUNICATION                        (ADR)(a).........................      415,568       0.9
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN MEXICO......      811,928       1.7
---------------------------------------------------------------------------------------------------------------------
PORTUGAL         DIVERSIFIED                  30,500    Portugal Telecom SA (Registered
                 TELECOMMUNICATION                        Shares)..........................      307,000       0.7
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN PORTUGAL....      307,000       0.7
---------------------------------------------------------------------------------------------------------------------
SPAIN            DIVERSIFIED                  66,100    Telefonica SA......................      970,488       2.0
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES           23,500    Endesa SA..........................      452,037       1.0
                                              75,400    Iberdrola SA.......................    1,490,308       3.1
                                                                                             -----------     -----
                                                                                               1,942,345       4.1
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONTINUED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                          PERCENT OF
COUNTRY          INDUSTRY(++)               HELD                   COMMON STOCKS                VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
SPAIN
(CONCLUDED)
                 GAS UTILITIES                23,300    Enagas.............................  $   252,749       0.5%
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN SPAIN.......    3,165,582       6.6
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   ELECTRIC UTILITIES           24,600    Scottish and Southern Energy PLC...      296,374       0.6
                                              91,300    ScottishPower PLC..................      608,408       1.3
                                                                                             -----------     -----
                                                                                                 904,782       1.9
                 ----------------------------------------------------------------------------------------------------
                 MULTI-UTILITIES &            37,762    National Grid Group PLC............      270,568       0.5
                 UNREGULATED POWER
                 ----------------------------------------------------------------------------------------------------
                 WIRELESS                     33,900    Vodafone Group PLC (ADR)(a)........      848,856       1.8
                 TELECOMMUNICATION
                 SERVICES
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN THE UNITED
                                                        KINGDOM............................    2,024,206       4.2
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    DIVERSIFIED                  19,900    ALLTEL Corporation.................      926,942       1.9
                 TELECOMMUNICATION
                 SERVICES

                                              22,020    AT&T Corporation...................      447,006       0.9
                                              62,800    BellSouth Corporation..............    1,777,240       3.7
                                              13,800    CenturyTel, Inc....................      450,156       0.9
                                              17,700    +Citizens Communications Company...      219,834       0.5
                                              61,400    SBC Communications Inc. ...........    1,600,698       3.4
                                              45,900    Verizon Communications.............    1,610,172       3.4
                                                                                             -----------     -----
                                                                                               7,032,048      14.7
                 ----------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES            9,300    Ameren Corporation.................      427,800       0.9
                                              23,300    American Electric Power Company,
                                                          Inc. ............................      710,883       1.5
                                              24,092    Cinergy Corp. .....................      935,011       1.9
                                              34,000    Cleco Corporation..................      611,320       1.3
                                              36,200    DPL Inc............................      755,856       1.6
                                               5,800    DTE Energy Company.................      228,520       0.5
                                              25,100    Dominion Resources, Inc............    1,602,133       3.3
                                              23,300    Edison International...............      510,969       1.1
                                              21,000    Entergy Corporation................    1,199,730       2.5
                                              20,600    Exelon Corporation.................    1,367,016       2.9
                                               5,700    FPL Group, Inc.....................      372,894       0.8
                                              24,500    FirstEnergy Corp. .................      862,400       1.8
                                              19,700    NSTAR..............................      955,450       2.0
                                               3,900    OGE Energy Corp....................       94,341       0.2
                                              23,800    PPL Corporation....................    1,041,250       2.2
                                              12,200    Pepco Holdings, Inc. ..............      238,388       0.5
                                              16,200    Pinnacle West Capital
                                                          Corporation......................      648,324       1.4
                                              10,000    Progress Energy, Inc. .............      452,600       0.9
                                              23,800    The Southern Company...............      719,950       1.5
                                              37,100    TXU Corporation....................      880,012       1.8
                                               9,900    Wisconsin Energy Corporation.......      331,155       0.7
                                                                                             -----------     -----
                                                                                              14,946,002      31.3
                 ----------------------------------------------------------------------------------------------------
                 GAS UTILITIES                11,500    AGL Resources Inc. ................      334,650       0.7
                                              25,900    KeySpan Corporation................      953,120       2.0
                                               3,800    Kinder Morgan, Inc. ...............      224,580       0.4
                                              25,900    New Jersey Resources Corporation...      997,409       2.1
                                                                                             -----------     -----
                                                                                               2,509,759       5.2
                 ----------------------------------------------------------------------------------------------------
                 MEDIA                        13,700    +Cablevision Systems Corporation
                                                          (Class A)........................      320,443       0.6
                                               9,806    +Comcast Corporation (Class A).....      322,323       0.7
                                              14,900    +Comcast Corporation (Special Class
                                                          A)...............................      466,072       1.0
                                                                                             -----------     -----
                                                                                               1,108,838       2.3
                 ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2003 (CONCLUDED)    (IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                           SHARES                                                          PERCENT OF
COUNTRY          INDUSTRY(++)               HELD                   COMMON STOCKS                VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                 MULTI-UTILITIES &            31,300    Constellation Energy Group.........  $ 1,225,708       2.6%
                 UNREGULATED POWER
                                              11,600    Energy East Corporation............      259,840       0.5
                                               5,900    Equitable Resources, Inc...........      253,228       0.5
                                               9,400    National Fuel Gas Company..........      229,736       0.5
                                              31,100    Public Service Enterprise Group
                                                          Incorporated.....................    1,362,180       2.9
                                               8,400    Questar Corporation................      295,260       0.6
                                              18,700    SCANA Corporation..................      640,475       1.3
                                                                                             -----------     -----
                                                                                               4,266,427       8.9
                 ----------------------------------------------------------------------------------------------------
                 OIL & GAS                     2,400    Devon Energy Corporation...........      137,424       0.3
                                              15,400    EOG Resources, Inc. ...............      711,018       1.5
                                                                                             -----------     -----
                                                                                                 848,442       1.8
                 ----------------------------------------------------------------------------------------------------
                 WIRELESS                     61,236    +AT&T Wireless Services Inc. ......      489,276       1.0
                 TELECOMMUNICATION
                 SERVICES

                                               3,300    +NII Holdings Inc. (Class B).......      246,279       0.5
                                              36,200    +Sprint Corp. (PCS Group)..........      203,444       0.5
                                                                                             -----------     -----
                                                                                                 938,999       2.0
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS IN THE UNITED
                                                        STATES.............................   31,650,515      66.2
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL COMMON STOCKS
                                                        (COST--$37,604,169)................   44,261,413      92.6
---------------------------------------------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT              TRUST PREFERRED
---------------------------------------------------------------------------------------------------------------------
UNITED STATES    MULTI-UTILITIES &      US$  357,550    AES Trust III, 6.75% due 10/15/2029
                 UNREGULATED POWER                        (Convertible)....................      300,327       0.6
                 ----------------------------------------------------------------------------------------------------
                                                        TOTAL TRUST PREFERRED
                                                        (COST--$214,852)...................      300,327       0.6
---------------------------------------------------------------------------------------------------------------------

                                          BENEFICIAL
                                            INTEREST           SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                        US$1,687,887    Merrill Lynch Liquidity Series, LLC
                                                          Cash Sweep Series I(c)...........    1,687,887       3.6
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL SHORT-TERM SECURITIES
                                                        (COST--$1,687,887).................    1,687,887       3.6
---------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS
                                                        (COST--$39,506,908)................   46,249,627      96.8
                                                        OTHER ASSETS LESS LIABILITIES......    1,540,280       3.2
                                                                                             -----------     -----
                                                        NET ASSETS.........................  $47,789,907     100.0%
                                                                                             ===========     =====
---------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)  American Depositary Receipts (ADR).

(b)  Global Depositary Receipts (GDR).

(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------------------
                                                                  NET         INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY           INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ 1,687,887          $ 1,523
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(1,201,194)         $15,824
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  (603,803)         $ 1,183
Merrill Lynch Premier Institutional Fund....................     (535,449)         $   770
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$39,506,908)........                  $46,249,627
Receivables:
  Capital shares sold.......................................  $  1,499,920
  Dividends.................................................        79,026
  Interest..................................................         7,678      1,586,624
                                                              ------------
Prepaid expenses............................................                          249
                                                                              -----------
Total assets................................................                   47,836,500
                                                                              -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................        33,882
  Investment adviser........................................         3,767
  Other affiliates..........................................         1,301         38,950
                                                              ------------
Accrued expenses and other liabilities......................                        7,643
                                                                              -----------
Total liabilities...........................................                       46,593
                                                                              -----------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $47,789,907
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                  $   648,270
Paid-in capital in excess of par............................                   53,127,825
Accumulated investment loss--net............................  $     (2,421)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................   (12,726,914)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................     6,743,147
                                                              ------------
Total accumulated losses--net...............................                   (5,986,188)
                                                                              -----------
NET ASSETS..................................................                  $47,789,907
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:++
Class I--Based on net assets of $47,789,907 and 6,482,703
  shares outstanding........................................                  $      7.37
                                                                              ===========
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class II Shares and 100,000,000 Class III Shares.

++ The Fund had no outstanding shares for Class II or Class III as of December
   31, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $30,673 foreign withholding tax)..........                $1,615,118
Interest....................................................                    34,224
Securities lending--net.....................................                     1,953
                                                                            ----------
Total income................................................                 1,651,295
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  263,744
Accounting services.........................................      14,967
Professional fees...........................................      10,850
Custodian fees..............................................       8,926
Transfer agent fees.........................................       5,000
Printing and shareholder reports............................       4,394
Directors' fees and expenses................................       3,085
Pricing services............................................       2,787
Other.......................................................       7,860
                                                              ----------
Total expenses..............................................                   321,613
                                                                            ----------
Investment income--net......................................                 1,329,682
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................     267,533
  Foreign currency transactions--net........................      (8,785)      258,748
                                                              ----------
Change in unrealized appreciation on:
  Investments--net..........................................   6,549,006
  Foreign currency transactions--net........................        (380)    6,548,626
                                                              ----------    ----------
Total realized and unrealized gain on investments and
  foreign currency transactions--net........................                 6,807,374
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $8,137,056
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                              ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2003                 2002
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,329,682          $  2,005,749
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      258,748           (13,002,645)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........    6,548,626            (1,617,040)
                                                              -----------          ------------
Net increase (decrease) in net assets resulting from
  operations................................................    8,137,056           (12,613,936)
                                                              -----------          ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,317,612)           (2,001,428)
Realized gain on investments--net:
  Class I...................................................           --            (1,340,095)
                                                              -----------          ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (1,317,612)           (3,341,523)
                                                              -----------          ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (5,068,702)          (11,188,568)
                                                              -----------          ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase(decrease) in net assets......................    1,750,742           (27,144,027)
Beginning of year...........................................   46,039,165            73,183,192
                                                              -----------          ------------
End of year*................................................  $47,789,907          $ 46,039,165
                                                              ===========          ============
------------------------------------------------------------------------------------------------
* Accumulated investment loss--net/Accumulated distributions
  in excess of investment income--net.......................  $    (2,421)         $     (5,794)
                                                              ===========          ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS I+
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2003         2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $  6.32      $   8.25    $  10.31    $  16.85    $  17.08
                                                          -------      --------    --------    --------    --------
Investment income--net**..............................        .20           .25         .31         .47         .30
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net..................       1.05         (1.76)      (1.71)       (.92)       1.75
                                                          -------      --------    --------    --------    --------
Total from investment operations......................       1.25         (1.51)      (1.40)       (.45)       2.05
                                                          -------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................       (.20)         (.26)       (.33)       (.50)       (.37)
  In excess of investment income--net.................         --            --          --        (.01)         --
  Realized gain on investments--net...................         --          (.16)       (.33)      (5.58)      (1.91)
                                                          -------      --------    --------    --------    --------
Total dividends and distributions.....................       (.20)         (.42)       (.66)      (6.09)      (2.28)
                                                          -------      --------    --------    --------    --------
Net asset value, end of year..........................    $  7.37      $   6.32    $   8.25    $  10.31    $  16.85
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................     20.19%       (18.77%)    (14.02%)     (2.71%)     12.63%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................       .73%          .75%        .71%        .69%        .69%
                                                          =======      ========    ========    ========    ========
Investment income--net................................      3.02%         3.50%       3.27%       3.00%       1.83%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $47,790      $ 46,039    $ 73,183    $106,330    $133,087
                                                          =======      ========    ========    ========    ========
Portfolio turnover....................................     20.19%        30.32%      34.59%      64.95%       4.20%
                                                          =======      ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

+  Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Utilities and Telecommunications V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Effective September 2, 2003, Class A Shares were redesignated Class I Shares and Class B Shares were redesignated Class II Shares. The Fund also offers Class III Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class I, II and III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by

--------------------------------------------------------------------------------

the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the

--------------------------------------------------------------------------------

U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $88 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $8,785 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement for Class I and Class II Shares, which limits certain operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class II Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $763 in securities lending agent fees from the Fund.

  For the year ended December 31, 2003, MLPF&S earned $3,084 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  For the year ended December 31, 2003, the Fund reimbursed MLIM $954 for certain accounting services.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $8,549,753 and $15,606,006, respectively.

--------------------------------------------------------------------------------

  Net realized gains(losses) for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:

-------------------------------------------------------------------
                                          Realized       Unrealized
                                       Gains (Losses)      Gains
-------------------------------------------------------------------
Long-term investments................     $267,533       $6,742,719
Foreign currency transactions........       (8,785)             428
                                          --------       ----------
Total................................     $258,748       $6,743,147
                                          ========       ==========
-------------------------------------------------------------------

  At December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $6,717,282, of which $8,547,883 related to appreciated securities and $1,830,601 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $39,532,345.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003+                        Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     427,830    $ 2,973,767
Shares issued to shareholders in
 reinvestment of dividends............     198,196      1,317,612
                                        ----------    -----------
Total issued..........................     626,026      4,291,379
Shares redeemed.......................  (1,430,670)    (9,360,081)
                                        ----------    -----------
Net decrease..........................    (804,644)   $(5,068,702)
                                        ==========    ===========
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2002+                       Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     144,278    $    973,644
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     470,261       3,341,523
                                       ----------    ------------
Total issued.........................     614,539       4,315,167
Shares redeemed......................  (2,193,856)    (15,503,735)
                                       ----------    ------------
Net decrease.........................  (1,579,317)   $(11,188,568)
                                       ==========    ============
-----------------------------------------------------------------

+ Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

-----------------------------------------------------------------
                                         12/31/2003    12/31/2002
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $1,317,612    $2,001,428
 Net long-term capital gains...........          --     1,340,095
                                         ----------    ----------
Total taxable distributions............  $1,317,612    $3,341,523
                                         ==========    ==========
-----------------------------------------------------------------

  As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (12,701,478)*
Unrealized gains--net..............................     6,715,290**
                                                     ------------
Total accumulated losses--net......................  $ (5,986,188)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2003, the Fund had a net capital loss carryforward of $12,701,478, of which $12,650,732 expires in 2010 and $50,746 expires in
   2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES AND TELECOMMUNICATIONS V.I. FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
UTILITIES AND TELECOMMUNICATIONS V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
OFFICERS AND DIRECTORS (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

-------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                FUND COMPLEX
                          POSITION(S) HELD        LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN
  NAME, ADDRESS & AGE        WITH FUND           TIME SERVED          DURING PAST 5 YEARS       BY DIRECTOR
-------------------------------------------------------------------------------------------------------------
Terry K. Glenn*            President and     1999 to present and  President and Chairman of     123 Funds 160
P.O. Box 9011              Director          1985 to present      the Merrill Lynch                Portfolios
Princeton, NJ 08543-9011                                          Investment Managers, L.P.
Age: 63                                                           ("MLIM")/Fund Asset
                                                                  Management, L.P.
                                                                  ("FAM")--Advised Funds
                                                                  since 1999; Chairman
                                                                  (Americas Region) of MLIM
                                                                  from 2000 to 2002;
                                                                  Executive Vice President of
                                                                  MLIM and FAM (which terms
                                                                  as used herein include
                                                                  their corporate
                                                                  predecessors) from 1983 to
                                                                  2002; President of FAM
                                                                  Distributors, Inc. ("FAMD")
                                                                  from 1986 to 2002 and
                                                                  Director thereof from 1991
                                                                  to 2002; Executive Vice
                                                                  President and Director of
                                                                  Princeton Services, Inc.
                                                                  ("Princeton Services") from
                                                                  1993 to 2002; President of
                                                                  Princeton Administrators,
                                                                  L.P. from 1989 to 2002;
                                                                  Director of Financial Data
                                                                  Services, Inc. since 1985.

------------------------  --------------------------

                          OTHER DIRECTORSHIPS PUBLIC
  NAME, ADDRESS & AGE          HELD BY DIRECTOR
------------------------  --------------------------
Terry K. Glenn*                None
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 63

--------------------------------------------------------------------------------
* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

--------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*       DURING PAST 5 YEARS     BY DIRECTOR
--------------------------------------------------------------------------------------------------------
James H. Bodurtha                Director       2002 to present   Director of The China      39 Funds
P.O. Box 9095                                                     Business Group, Inc.     57 Portfolios
Princeton, NJ 08543-9095                                          since 1996 and
Age: 59                                                           Executive Vice
                                                                  President thereof from
                                                                  1996 to 2003; Chairman
                                                                  of the Board of
                                                                  Berkshire Holding
                                                                  Corporation since 1980;
                                                                  Partner of Squire,
                                                                  Sanders & Dempsey from
                                                                  1980 to 1993.
--------------------------------------------------------------------------------------------------------

---------------------------  --------------------------

                             OTHER DIRECTORSHIPS PUBLIC
    NAME, ADDRESS & AGE           HELD BY DIRECTOR
---------------------------  --------------------------
James H. Bodurtha                      None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 59

----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*       DURING PAST 5 YEARS     BY DIRECTOR
--------------------------------------------------------------------------------------------------------
Joe Grills                       Director       1994 to present   Member of the Committee    39 Funds
P.O. Box 9095                                                     of Investment of         57 Portfolios
Princeton, NJ 08543-9095                                          Employee Benefit Assets
Age: 68                                                           of the Association of
                                                                  Financial Professionals
                                                                  ("CIEBA") since 1986
                                                                  and its Chairman from
                                                                  1991 to 1992; Member of
                                                                  the Investment Advisory
                                                                  Committees of the State
                                                                  of New York Common
                                                                  Retirement Fund since
                                                                  1989; Member of the
                                                                  Investment Advisory
                                                                  Committee of the Howard
                                                                  Hughes Medical
                                                                  Institute from 1997 to
                                                                  2000; Director of Duke
                                                                  Management Company
                                                                  since 1992 and Vice
                                                                  Chairman thereof since
                                                                  1998; Director of
                                                                  LaSalle Street Fund
                                                                  from 1995 to 2001;
                                                                  Director of Kimco
                                                                  Realty Corporation
                                                                  since 1997; Member of
                                                                  the Investment Advisory
                                                                  Committee of the
                                                                  Virginia Retirement
                                                                  System since 1998 and
                                                                  Vice Chairman thereof
                                                                  since 2002; Director of
                                                                  Montpelier Foundation
                                                                  since 1998 and Vice
                                                                  Chairman thereof since
                                                                  2000; Member of the
                                                                  Investment Committee of
                                                                  the Woodberry Forest
                                                                  School since 2000;
                                                                  Member of the
                                                                  Investment Committee of
                                                                  the National Trust for
                                                                  Historic Preservation
                                                                  since 2000.
--------------------------------------------------------------------------------------------------------
Herbert I. London                Director       2002 to present   John M. Olin Professor     39 Funds
P.O. Box 9095                                                     of Humanities of New     57 Portfolios
Princeton, NJ 08543-9095                                          York University since
Age: 64                                                           1993 and Professor
                                                                  thereof since 1980;
                                                                  President of Hudson
                                                                  Institute since 1997
                                                                  and Trustee thereof
                                                                  since 1980; Director of
                                                                  Level Playing Field
                                                                  from 2000 to 2003.
--------------------------------------------------------------------------------------------------------

---------------------------  --------------------------

                             OTHER DIRECTORSHIPS PUBLIC
    NAME, ADDRESS & AGE           HELD BY DIRECTOR
---------------------------  --------------------------
Joe Grills                   Kimco Realty Corporation
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 68

--------------------------------------------------------------------------------------------------------
Herbert I. London                      None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 64

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*       DURING PAST 5 YEARS     BY DIRECTOR
--------------------------------------------------------------------------------------------------------
Andre F. Perold                  Director       2002 to present   Harvard Business           39 Funds
P.O. Box 9095                                                     School, George Gund      57 Portfolios
Princeton, NJ 08543-9095                                          Professor of Finance
Age: 51                                                           and Banking since 2000;
                                                                  Senior Associate Dean
                                                                  and Director of Faculty
                                                                  Recruiting since 2001
                                                                  and Finance Area Chair
                                                                  from 1996 to 2001;
                                                                  Sylvan C. Coleman
                                                                  Professor of Financial
                                                                  Management from 1993 to
                                                                  2000; Director of
                                                                  Genbel Securities
                                                                  Limited and Gensec Bank
                                                                  from 1999 to 2003;
                                                                  Director of
                                                                  Stockback.com from 2000
                                                                  to 2002; Director of
                                                                  Sanlam Limited from
                                                                  2001 to 2003; Trustee
                                                                  of Commonfund from 1989
                                                                  to 2001; Director of
                                                                  Sanlam Investment
                                                                  Management from 1999 to
                                                                  2001; Director of
                                                                  Bulldogresearch.com
                                                                  from 2000 to 2001;
                                                                  Director of Quantec
                                                                  Limited from 1991 to
                                                                  1999; Director and
                                                                  Chairman of the Board
                                                                  of UNX Inc. since 2003.
--------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo              Director       2002 to present   Shareholder of Modrall,    39 Funds
P.O. Box 9095                                                     Sperling, Roehl, Harris  57 Portfolios
Princeton, NJ 08543-9095                                          & Sisk, P.A. since
Age: 61                                                           1993; Director of
                                                                  Cooper's, Inc. since
                                                                  1999 and Chairman of
                                                                  the Board since 2000;
                                                                  Director of ECMC, Inc.
                                                                  since 2001.
--------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.           Director       1997 to present   Principal of STI           39 Funds
P.O. Box 9095                                                     Management since 1994;   57 Portfolios
Princeton, NJ 08543-9095                                          Trustee of Commonfund
Age: 67                                                           from 1980 to 2001;
                                                                  Director of Rye Country
                                                                  Day School since 2001.
--------------------------------------------------------------------------------------------------------

---------------------------  --------------------------

                             OTHER DIRECTORSHIPS PUBLIC
    NAME, ADDRESS & AGE           HELD BY DIRECTOR
---------------------------  --------------------------
Andre F. Perold                        None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 51

----------------------------------------------------------------------------------
Roberta Cooper Ramo                    None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 61

--------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.                 None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 67

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                           FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*       DURING PAST 5 YEARS     BY DIRECTOR
--------------------------------------------------------------------------------------------------------
Stephen B. Swensrud              Director       1984 to present   Chairman of Fernwood       40 Funds
P.O. Box 9095                                                     Advisors (investment     58 Portfolios
Princeton, NJ 08543-9095                                          adviser) since 1996;
Age: 70                                                           Principal of Fernwood
                                                                  Associates (financial
                                                                  consultant) since 1975;
                                                                  Chairman of RPP
                                                                  Corporation since 1978;
                                                                  Director of
                                                                  International Mobile
                                                                  Communications, Inc.
                                                                  since 1998.

---------------------------  --------------------------

                             OTHER DIRECTORSHIPS PUBLIC
    NAME, ADDRESS & AGE           HELD BY DIRECTOR
---------------------------  --------------------------
Stephen B. Swensrud            International Mobile
P.O. Box 9095                  Communications, Inc.
Princeton, NJ 08543-9095
Age: 70

--------------------------------------------------------------------------------
* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31, of the year which they turn 72.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Vice President    1993 to present and 1999   First Vice President of MLIM and FAM since 1997
P.O. Box 9011             and Treasurer            to present          and Treasurer thereof since 1999; Senior Vice
Princeton, NJ 08543-9011                                               President and Treasurer of Princeton Services
Age: 43                                                                since 1999; Vice President of FAMD since 1999;
                                                                       Director of MLIM Taxation since 1990.
-----------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.       Senior Vice            2000 to present       President and Global Chief Investment Officer of
P.O. Box 9011             President                                    MLIM and member of the Executive Management
Princeton, NJ 08543-9011                                               Committee of ML & Co., Inc. since 2001; Chief
Age: 49                                                                Investment Officer, Senior Vice President and
                                                                       Co-Head of MLIM Americas from 1999 to 2001;
                                                                       Chief Investment Officer of Oppenheimer Funds,
                                                                       Inc. from 1987 to 1999 and Executive Vice
                                                                       President from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------
Kevin J. McKenna          Senior Vice            1998 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011             President                                    (Global Fixed Income) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 46
-----------------------------------------------------------------------------------------------------------------------
Kathleen M. Anderson      Vice President         2002 to present       Director (Equities) of MLIM since 2000; Vice
P.O. Box 9011                                                          President of MLIM from 1994 to 2000.
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------------------------------------------------
Robin Elise Baum          Vice President         1999 to present       Managing Director of MLIM since 2002; Director
P.O. Box 9011                                                          (Equities) of MLIM from 1999 to 2002; Vice
Princeton, NJ 08543-9011                                               President from 1995 to 1999.
Age: 43
-----------------------------------------------------------------------------------------------------------------------
Lawrence Fuller           Vice President         1998 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011                                                          (Equities) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 62
-----------------------------------------------------------------------------------------------------------------------
Debra L. Jelilian         Vice President         2003 to present       Director (Equities) of MLIM since 1999.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 36
-----------------------------------------------------------------------------------------------------------------------
Patrick Maldari           Vice President         2002 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011                                                          (Global Fixed Income) of MLIM from 1998 to 2000.
Princeton, NJ 08543-9011
Age: 41
-----------------------------------------------------------------------------------------------------------------------
Robert J. Martorelli      Vice President         2000 to Present       Managing Director of MLIM since 2000; Director
P.O. Box 9011                                                          (Equities) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 46
-----------------------------------------------------------------------------------------------------------------------
Robert F. Murray          Vice President         2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                                                          2001; Vice President of MLIM from 1997 to 2001.
Princeton, NJ 08543-9011
Age: 46
-----------------------------------------------------------------------------------------------------------------------
Thomas Musamanno          Vice President         2001 to present       Vice President of MLIM since 1997.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 34
-----------------------------------------------------------------------------------------------------------------------
James Pagano              Vice President         2002 to present       Vice President of MLIM since 1996.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 41
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Rendino          Vice President         1998 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011                                                          (Equities) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 37
-----------------------------------------------------------------------------------------------------------------------
Jacqueline Rogers-Ayoub   Vice President         2001 to present       Vice President of MLIM since 1986.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 46
-----------------------------------------------------------------------------------------------------------------------
Kurt Schansinger          Vice President         1998 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011                                                          (Equities) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 43
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS (UNAUDITED) (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Robert Shearer            Vice President         1998 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011                                                          (Equities) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 48
-----------------------------------------------------------------------------------------------------------------------
Dennis W. Stattman        Vice President         2001 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011                                                          (Equities) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 52
-----------------------------------------------------------------------------------------------------------------------
Richard Vella             Vice President         2003 to present       Managing Director of MLIM since 1999; Managing
P.O. Box 9011                                                          Director and Head of the Global Index and
Princeton, NJ 08543-9011                                               Enhanced Index business at Bankers Trust from
Age: 46                                                                1984 to 1999.
-----------------------------------------------------------------------------------------------------------------------
Frank Viola               Vice President         2003 to present       Managing Director of MLIM since 2002; Director
P.O. Box 9011                                                          (Global Fixed Income) of MLIM from 2000 to 2001
Princeton, NJ 08543-9011                                               and Vice President from 1997 to 2000.
Age: 39
-----------------------------------------------------------------------------------------------------------------------
Stephen M. Benham         Secretary              2002 to present       Vice President (Legal Advisory) of MLIM since
P.O. Box 9011                                                          2000; Attorney associated with Kirkpatrick &
Princeton, NJ 08543-9011                                               Lockhart LLP from 1997 to 2000.
Age: 44
-----------------------------------------------------------------------------------------------------------------------

* Officers of the Fund serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND (1-800-637-3863).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

CUSTODIAN
For all Funds except International
Value V.I. Fund and Large Cap
Growth V.I. Fund:
The Bank of New York
100 Church Street
New York, NY 10286

For International Value V.I. Fund
and Large Cap Growth V.I. Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www. mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/03

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
         (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

            (a)   Audit Fees - 2003 -- $461,200 2002 -- $419,100

            (b) Audit-Related Fees - 2003 -- $46,350 2002 -- $0 The nature of the services include assurance, merger and other related services reasonably related to the performance of the audit of the financial statements not included in Audit Fees above.

            (c)   Tax Fees - 2003 -- $125,900 2002 -- $108,500 The nature of the services include tax compliance, tax advice and tax planning.

            (d)   All Other Fees - 2003 -- $0 2002 -- $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

            (f)   N/A

            (g)   2003 -- $18,690,437 2002 -- $17,012,158

            (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a)  -  The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b)  -  There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       Merrill Lynch Variable Series Funds, Inc.

       By:  /s/ Terry K. Glenn
            ----------------------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Variable Series Funds, Inc.

       Date: February 23, 2004

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       By:  /s/ Terry K. Glenn
            ----------------------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Variable Series Funds, Inc.

       Date: February 23, 2004

       By:  /s/ Donald C. Burke
            ----------------------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Variable Series Funds, Inc.

       Date: February 23, 2004